UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
 (Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2016

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund

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Table of Contents

Letter to Shareholders	1
2016 Bond Market Overview	2
Baird Ultra Short Bond Fund	7
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	27
Baird Aggregate Bond Fund	37
Baird Core Plus Bond Fund	46
2016 Municipal Bond Market Overview	56
Baird Short-Term Municipal Bond Fund	61
Baird Quality Intermediate Municipal Bond Fund	74
Baird Core Intermediate Municipal Bond Fund	86
Additional Information on Fund Expenses	99
Statements of Assets and Liabilities	101
Statements of Operations	104
Statements of Changes in Net Assets	107
Financial Highlights	115
Notes to the Financial Statements	131
Report of Independent Registered Public Accounting Firm	145
Directors and Officers	146
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	149
Additional Information	152
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2017
Dear Shareholder,

2016 proved to be a year of significant volatility driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Through this volatility, the Baird Bond Funds generated consistent and attractive results for the year.  Our all-weather strategy produced these results for our Fund investors in a year with a lot of weather, reinforcing our belief that our bottom-up investment approach, focused on risk control, remains a prudent path.

Baird Advisors is a strategically sized investment manager possessing a unique combination of experience and expertise which gives us distinctive competitive advantages within the industry. These include:

•	A seasoned, knowledgeable and stable investment team with uncommon longevity together
•	Our consistency of approach and exacting adherence to a duration neutral, risk-controlled investment philosophy
•	A firm ownership structure and team-based, collaborative culture focused on generating competitive returns for our investors
•	A high-touch service approach lead by the senior investment team
•	Competitive expense ratios

Our commitment to these long-term principles combined with strong alignment with the interests of our investors, helped drive assets under management in the Baird Bond Funds to $31.2 billion at year end.

We are mindful that we continue to operate in an elevated risk environment and are committed to judicious management of your assets. We never lose sight of the fact that our success rests on the trust you have placed in us to be effective stewards of your assets and we want to thank you for your continued investment in the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2016 Bond Market Overview

Treasury Yields Fall in 1H, Rise in 2H on Shifting Economic Data, Central Bank, Political Landscape
The Treasury market experienced significant volatility in 2016, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. After a sharp dip in the 1st half and rebound in the 2nd half, the Treasury yield curve ended 2016 higher – the 10yr traded in a 123 bps range throughout the year before ending the year 17 bps higher at 2.44%. Early in 2016 global growth concerns focused on China shook global equity and credit markets as oil prices hit the lowest levels since 2003. By the end of March, however, volatility subsided and markets rebounded as global central banks took actions to abate market concerns – the European Central Bank announced an expanded bond-buying program, the Bank of Japan set a 0% target for its 10yr sovereign debt, and the Fed signaled it too would keep rates lower for longer as Fed Chair Janet Yellen noted “caution was especially warranted” in removing monetary stimulus. The Fed had started 2016 with a much more optimistic forecast than the market, projecting four rate hikes in the year, but ultimately only made one 25 bps hike at its December meeting, setting the Fed funds target range at 0.50%-0.75%. Britain’s unexpected “Brexit” vote on June 23rd to leave the European Union triggered a drop in global bond yields and the 10yr and 30yr U.S. Treasury yields hit all-time lows. Treasury yields began moving higher two weeks after the surprise “Brexit” vote as the market’s negative reaction was short-lived, allowing investors to focus on the policy shift that was taking place globally that would emphasize fiscal stimulus and move away from a sole reliance on central bank monetary stimulus. The U.S. economy also showed signs of improving growth in the second half of the year as annualized 3Q GDP rose +3.5%, bouncing back from a weak first half of +1.1% annualized growth. Treasury yields rose sharply in response to the surprising U.S. election results in November as Donald Trump won the presidency while the Republican Party held on to a majority of seats in the House and Senate. The 10yr Treasury rose from 1.86% on Election Day to 2.44% on 12/31/2016 in anticipation of higher growth and inflation if President Trump delivers on his promises of fiscal stimulus through tax cuts and infrastructure spending.

Treasury Yields

				3 Mo	1 Year
Maturity	12/31/15	9/30/16	12/31/16	Change	Change
1	0.60%	0.58%	0.81%	0.23%	0.21%
2	1.05%	0.76%	1.19%	0.43%	0.14%
3	1.31%	0.87%	1.45%	0.58%	0.14%
5	1.76%	1.15%	1.93%	0.78%	0.17%
7	2.09%	1.43%	2.25%	0.82%	0.16%
10	2.27%	1.60%	2.44%	0.84%	0.17%
30	3.02%	2.33%	3.07%	0.74%	0.05%

Volatile Credit Spreads End 2016 Tighter as Heavy Issuance Absorbed by Strong Global Demand and Fund Inflows
Spreads experienced significant volatility in 2016 – after hitting a wide of 214 bps on 2/11/16, investment grade corporate spreads ended the year 42 bps tighter at 123 bps. While corporate leverage increased in 2016, the increase in debt levels has been concentrated in higher quality issuers such as Apple and Microsoft that have cash-rich balance sheets. Foreign net buying of corporate bonds, which had been close to zero and even negative from 2010-2012, grew as foreign direct net purchases of U.S. corporates was on pace to exceed $290 billion for

2016 Bond Market Overview

2016 (see graph below). In addition to strong demand from foreign direct buying, robust net flows into fixed-income mutual funds and ETFs ended the year just under $190 billion according to ICI estimates. High Yield corporates also benefitted from flows, tightening an impressive 251 bps to end the year at 409 bps.

Option-Adjusted Spreads (in bps)

				3 Mo	12 Mo
	12/31/15	9/30/16	12/31/16	Chg	Chg
U.S. Aggregate Index	56	47	43	-4	-13
U.S. Agency (non-mortgage)	21	21	21	0	0
Mortgage and ABS Sectors
U.S. Agency Pass-throughs 24	14	15	1	-9
Asset-Backed Securities	72	55	59	4	-13
CMBS	121	84	75	-9	-46
Corporate Sectors
U.S. Investment Grade	165	138	123	-15	-42
Industrial	183	140	125	-15	-58
Utility	150	132	117	-15	-33
Financial Institutions	134	137	120	-17	-14
U.S. High Yield	660	480	409	-71	-251

Sources: Bloomberg Barclays Indices

Credit:Gross/Net Supply, Foreign Demand

*2016 Foreign Net Buying is YTD annualized rate through 3Q16
Sources: Federal Reserve, Barclays

Volatile Interest Rate Moves Create Bumpy Ride for Agency Mortgage-Backed Securities
The volatile interest rate moves of 2016 had a profound impact on Agency Mortgage-Backed Securities (“MBS”). Record low Treasury yields midyear helped push 30-year mortgage rates down nearly 60bps to a 3.32% low, spurring borrowers to pay off their existing mortgages by refinancing into new mortgages with lower rates. As shown in the table (right), heightened prepayments shortened the duration of the MBS index from 4.49 yrs at the end of 2015 to 2.45 yrs by the end of June. However with the sharp rise in rates post-election, the refinancing opportunity quickly receded. As refinancing activity slowed, the MBS Index duration extended all the way to 4.61 yrs by year end and pushed the duration of the Aggregate index (of which 28% is MBS) to 5.89 yrs. This adverse duration drift (i.e. negative convexity) made MBS one of the worst performing index sectors in 2016 as tight spreads weren’t enough to compensate investors for this risk.

Mortgage – Adverse Duration Drift
	12/31/2015	6/30/2016	12/31/2016
30yr Mortgage
Rate (Bankrate)	3.90%	3.53%	4.06%
U.S. MBS
Index Duration	4.49	2.45	4.61
U.S. Aggregate
Index Duration	5.68	5.47	5.89
Source: Bankrate, Bloomberg Barclays Indices

2016 Bond Market Overview

Investment-Grade Returns Negative in 4Q, Positive for the Year
Rising Treasury yields led to negative returns for the 4th quarter, although returns stayed positive for the year. Treasuries and Tax-exempt municipal bonds were particularly hard-hit (-3.84% and -3.62%, respectively) due to the post-election rise in yields and the prospect of lower marginal tax rates in 2017. For the year, strong demand for yield drove outperformance for non-government sectors. Investment grade corporates posted strong annual returns (+6.11%) buoyed by tighter spreads. High yield corporates posted equity-like returns for the year (+17.13%) after dropping early in 2016 as fundamentals became worrisome in commodity-sensitive sectors. The sector recovered sharply as growth concerns abated, commodities recovered, and demand from yield-starved investors remained strong. MBS returns (+1.39%) lagged due to rate volatility and heightened prepayment concerns. In contrast, high quality mortgage and asset-backed sectors with more cashflow timing certainty such as CMBS and ABS outperformed for the year (+3.32% and +2.03%, respectively).

Total Returns of Selected Barclays Indices and Subsectors

Barclays Index/Sector	December	4th Quarter	2016
U.S. Aggregate Index	0.14%	-2.98%	2.65%
U.S. Gov’t/Credit Index	0.21%	-3.39%	3.05%
U.S. Intermediate Gov’t/Credit Index	0.07%	-2.07%	2.08%
U.S. 1-3 Yr. Gov’t/Credit Index	0.06%	-0.39%	1.28%
U.S. Treasury	-0.11%	-3.84%	1.04%
U.S. Agency	-0.13%	-1.96%	1.39%
MBS (Mortgage Backed Securities)	0.00%	-1.97%	1.67%
CMBS (Commercial Mortgage Backed Securities)	-0.41%	-3.03%	3.32%
ABS (Asset Backed Securities)	-0.15%	-0.70%	2.03%
U.S. Corporate – Investment Grade	0.67%	-2.83%	6.11%
Corporate High Yield	1.85%	1.75%	17.13%
Municipal Bond Index	1.17%	-3.62%	0.25%
TIPS (Treasury Inflation Protected Securities)	-0.10%	-2.41%	4.68%

Outlook
We expect the U.S. economy to continue to grow at a moderate pace in 2017 with better near-term prospects post-election given Trump’s pro-growth agenda, though headwinds remain. Consumer inflation is likely to move modestly higher and reach the Fed’s 2% target with wage inflation continuing its slow uptick. That being our base-case forecast, we believe the range of possible outcomes over the next 1-2 years is as wide as we have ever seen for a couple reasons. First, a global policy shift is underway from exhausted unconventional central bank easing toward fiscal stimulus that clearly presents “execution risk”. Second, while the immediate implications of a growing trend toward populism point to the potential for anti-free trade and anti-immigration policies, the ramifications of a broader resurgence of nationalism and less global cooperation remain to be seen. We believe these uncertainties should keep the risk environment quite elevated for some time. The pace of additional Fed moves will likely accelerate but be limited by the lower potential growth rate for the U.S. economy which continues to be impacted by secular trends including aging populations and stubbornly low productivity growth. Additionally, low interest rates abroad will continue to hold down yields in the U.S. as foreign capital flows into U.S. markets; however, the magnitude of such flows may be smaller than in previous years. We see potential for modest additional spread tightening in 2017 and anticipate non-government sectors, including investment grade corporates, will outperform modestly by earning their yield advantage over time. We remain cautious on agency MBS as the Fed will likely discontinue MBS reinvestment once policy normalization is “well underway” and anticipate wider spreads may be required in this sector to absorb any material increase in supply. We see better relative value in the mortgage and asset-backed sectors in securities with more certain cashflow timing, including senior CMBS structures with superior credit enhancement and select short-duration asset-backed sectors (e.g., cards, autos, equipment). Non-agency RMBS continue to offer attractive relative value as new issuance is very limited and housing fundamentals

2016 Bond Market Overview

continue to improve. We remain cautious of high yield corporates, finding value only selectively as spreads have compressed significantly. Municipal market valuations have become more compelling this year and will likely continue to offer select pockets of opportunity from both taxable and tax-free issuers.

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and

2016 Bond Market Overview

Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Ultra Short Bond Fund
December 31, 2016

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Barclays U.S. Short-Term Government/Corporate Index. The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

During a very volatile 2016, the Fund generated strong absolute returns and outperformed its benchmark. The year can be considered a tale of two halves with the bond market experiencing significant volatility, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened volatility.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2016 are described below.

Positive contributors to the Fund’s performance during the year:

•	Overweight to investment grade credit
	º	Overweight to BBB-rated credit
	º	Exposure to commodity sensitive industrial sectors (energy and metals and mining) as spreads were significantly tighter in the year
•	Security selection particularly within the Credit sector
•	Exposure to high-quality Non Agency Residential Mortgage Backed Securities (RMBS) and other Asset Backed Securities (ABS)

Our base case outlook for 2017 is a continuation of moderate economic growth and inflation with better near-term economic growth prospects post-election given President Trump’s pro-growth agenda—though headwinds remain. However, we also acknowledge that a wide range of possible outcomes exists. If policy measures are passed that provide fiscal stimulus to the economy, they are likely to be met by tighter monetary policy from the Fed, limiting improvement in near-term economic growth. Additionally, low interest rates abroad will likely continue to limit the upside for U.S. interest rates. As a reminder, the Fund only purchases U.S. dollar denominated securities in the cash bond market (no derivatives).  We believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$392,504,874

	SEC 30-Day
	Yield(3)
	Institutional Class
	(Subsidized)	1.15%
	Institutional Class
	(Unsubsidized)	1.00%
	Investor Class
	(Subsidized)	0.90%
	Investor Class
	(Unsubsidized)	0.75%

	Average
	Effective
	Duration	0.46 years

Sector Weightings(1)	Average
	Effective
	Maturity	0.47 years

	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	96.9%

	Number of
	Holdings	249

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2018.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2016	Year	Years	Inception(1)
Institutional Class Shares	1.56%	1.02%	1.02%
Investor Class Shares	1.32%	0.78%	0.78%
Bloomberg Barclays U.S. Short-Term
Government/Corporate Index(2)	0.80%	0.41%	0.41%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal	% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Notes:
2.375%, 07/31/2017	$45,700,000	$46,139,132	11.8%
1.000%, 09/15/2017	46,100,000	46,172,008	11.8%
0.875%, 01/15/2018	12,000,000	11,994,372	3.0%
Total U.S. Treasury Securities
(Cost $104,315,597)		104,305,512	26.6%
Other Government Related Securities
Other Government Related Securities#~		3,267,226	0.8%
Total Other Government Related Securities
(Cost $3,268,774)		3,267,226	0.8%
Corporate Bonds
Industrials
Bunge Limited Finance Corp.,
3.200%, 06/15/2017	2,000,000	2,015,058	0.5%
Enterprise Products Operating LLC,
Class L, 6.300%, 09/15/2017	2,000,000	2,062,718	0.5%
General Motors Financial Co., Inc.,
2.337%, 05/09/2019∞	2,000,000	2,019,734	0.5%
Hyundai Capital Services, Inc.,
1.793%, 03/18/2017 (Acquired 01/13/2015 through
08/24/2016, Cost $2,450,546)∞ * f	2,450,000	2,450,691	0.6%
Ingredion, Inc.,
1.800%, 09/25/2017	2,500,000	2,503,162	0.6%
Pentair Finance SA,
1.875%, 09/15/2017 f	2,000,000	2,002,984	0.5%
Pernod Ricard SA,
2.950%, 01/15/2017 (Acquired 08/18/2016,
Cost $2,001,394)* f	2,000,000	2,001,078	0.5%
Rohm and Haas Co.,
6.000%, 09/15/2017	2,095,000	2,160,364	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Time Warner Cable LLC,
5.850%, 05/01/2017	$2,000,000	$2,028,382	0.5%
Other Industrials#~		49,483,088	12.8%
Total Industrials
(Cost $68,663,289)		68,727,259	17.5%
Utilities
NextEra Energy Capital Holdings, Inc.,
Class F, 2.056%, 09/01/2017	2,500,000	2,511,012	0.6%
Other Utilities#~		1,803,237	0.5%
Total Utilities
(Cost $4,320,251)		4,314,249	1.1%
Financials
ABN AMRO Bank NV,
4.250%, 02/02/2017 (Acquired 11/16/2015 through
08/16/2016, Cost $2,203,859)* f	2,198,000	2,202,743	0.6%
Aetna, Inc.,
1.601%, 12/08/2017∞	2,000,000	2,006,896	0.5%
American Express Bank FSB,
6.000%, 09/13/2017	2,000,000	2,061,828	0.5%
Bank of America NA,
5.300%, 03/15/2017	2,000,000	2,015,490	0.5%
Capital One NA/Mclean VA,
1.500%, 09/05/2017	2,000,000	1,997,514	0.5%
Compass Bank,
1.850%, 09/29/2017	3,015,000	3,008,156	0.8%
Royal Bank of Canada,
1.138%, 10/13/2017∞ f	3,000,000	2,998,983	0.8%
SunTrust Banks, Inc.,
6.000%, 09/11/2017	2,143,000	2,207,149	0.6%
Swedbank AB,
2.125%, 09/29/2017
(Acquired 08/30/2016, Cost $2,012,656)* f	2,000,000	2,009,596	0.5%
Other Financials#~		66,718,051	16.9%
Total Financials
(Cost $87,204,081)		87,226,406	22.2%
Total Corporate Bonds
(Cost $160,187,621)		160,267,914	40.8%
Taxable Municipal Bonds
Montana Board of Investments,
0.520%, 03/01/2032 (Callable 03/01/2017)∞	2,000,000	1,997,760	0.5%
Other Taxable Municipal Bonds#		3,742,770	1.0%
Total Taxable Municipal Bonds
(Cost $5,737,622)		5,740,530	1.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		$1,630,178	0.4%
Total U.S. Government Agency Issues
(Cost $1,619,227)		1,630,178	0.4%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#		11,839,521	3.0%
Total Non-U.S. Government Agency Issues
(Cost $11,783,697)		11,839,521	3.0%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	$2,991,716	2,996,029	0.8%
Series 2015-M1, Class ASQ2, 1.626%, 02/25/2018	1,539,018	1,542,675	0.4%
Freddie Mac Multifamily
Structured Pass Through Certificates:
Series K701, Class A2, 3.882%, 11/25/2017∞	2,045,000	2,080,145	0.5%
Series K702, Class A2, 3.154%, 02/25/2018	2,031,037	2,061,234	0.5%
Series K008, Class A1, 2.746%, 12/25/2019	1,986,201	2,006,315	0.5%
Series K009, Class A1, 2.757%, 05/25/2020	2,132,019	2,150,930	0.6%
1.426%-2.699%, 08/25/2017-05/25/2018	1,542,694	1,558,116	0.4%
Total U.S. Government Agency Issues
(Cost $14,387,453)		14,395,444	3.7%
Other Asset Backed Securities
Ally Auto Receivables Trust,
Series 2014-2, Class A3, 1.250%, 04/15/2019	2,034,304	2,035,101	0.5%
American Express Credit Account Master Trust,
Series 2014-2, Class A, 1.260%, 01/15/2020	4,630,000	4,632,929	1.2%
BMW Vehicle Lease Trust,
Series 2015-1, Class A4, 1.340%, 06/20/2018	1,925,000	1,926,631	0.5%
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	3,160,000	3,165,254	0.8%
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Class A2, 1.260%, 01/15/2020	3,280,000	3,281,822	0.8%
Series 2007-A7, Class A7, 5.750%, 07/15/2020	3,000,000	3,096,200	0.8%
Carmax Auto Owner Trust,
Series 2014-3, 1.160%, 06/17/2019	2,007,432	2,006,454	0.5%
Chase Issuance Trust:
Series 2014-A1, Class A1, 1.150%, 01/15/2019	2,593,000	2,593,008	0.7%
Series 2014-A6, Class A6, 1.260%, 07/15/2019	2,100,000	2,101,287	0.5%
Citibank Credit Card Issuance Trust:
Series 2014-A2, Class A2, 1.020%, 02/22/2019	2,984,000	2,983,885	0.8%
Series 2014-A4, Class A4, 1.230%, 04/24/2019	2,000,000	2,000,800	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Discover Card Execution Note Trust,
Series 2014-A3, Class A3, 1.220%, 10/15/2019	$3,000,000	$3,001,010	0.8%
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 1.590%, 2/22/2021
(Acquired 08/23/2016 through 12/19/2016,
Cost $2,802,871)*	2,802,274	2,800,718	0.7%
Ford Credit Auto Lease Trust,
Series 2015-A, Class A4, 1.310%, 08/15/2018	2,450,000	2,451,068	0.6%
Ford Credit Floorplan Master Owner Trust
Series 2014-1, Class A1, 1.200%, 02/15/2019	2,500,000	2,500,118	0.6%
Golden Credit Card Trust,
Series 2012-2A, Class A1, 1.770%, 01/15/2019
(Acquired 09/26/2016 through 09/30/2016,
Cost $4,001,306)*	4,000,000	4,001,128	1.0%
Hyundai Auto Lease Securitization Trust,
Series 2015-A, Class A3, 1.420%, 09/17/2018
(Acquired 09/26/2016 through 11/04/2016,
Cost $2,046,396)*	2,043,137	2,045,940	0.5%
Mercedes Benz Auto Lease Trust,
Series 2015-A, Class A4, 1.210%, 10/15/2020	2,000,000	2,000,129	0.5%
MMAF Equipment Finance LLC:
Series 2016-AA, Class A2, 1.390%, 12/17/2018
(Acquired 10/26/2016 through 11/14/2016,
Cost $3,302,311)*	3,300,000	3,301,181	0.9%
Series 2011-AA, Class A5, 3.040%, 08/15/2028
(Acquired 09/22/2016 through 12/30/2016,
Cost $2,446,093)*	2,429,077	2,443,641	0.6%
Synchrony Credit Card Master Note Trust:
Series 2012-6, Class A, 1.360%, 08/17/2020	3,150,000	3,151,757	0.8%
Series 2012-3, Class A, 1.154%, 03/15/2020∞	1,025,000	1,025,278	0.3%
Toyota Auto Receivables Owner Trust,
Series 2016-B, Class A2A, 1.020%, 10/15/2018	2,000,000	1,998,825	0.5%
Other Asset Backed Securities#~		19,210,029	4.9%
Total Other Asset Backed Securities
(Cost $79,769,642)		79,754,193	20.3%
Total Long-Term Investments
(Cost $381,069,633)		381,200,518	97.1%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

Short-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Certificate of Deposit
Federal Home Loan Bank Discount Notes	$845,000	$844,390	0.2%
Total Certificate of Deposit
(Cost $845,000)		844,390	0.2%
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	4,876,398	4,876,398	1.3%
Total Short-Term Investments
(Cost $5,720,775)		5,720,788	1.5%
Total Investments
(Cost $386,790,408)		386,921,306	98.6%
Other Assets in Excess of Liabilities		5,583,568	1.4%
TOTAL NET ASSETS		$392,504,874	100.0%
Notes to Summary Schedule of Investments
∞	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $23,256,716, which represents 5.93% of total net assets.

f	Foreign Security
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $36,318,368, representing 9.25% of net assets.
«	7-Day Yield

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$104,305,512	$—	$104,305,512
Other Government Related Securities	—	3,267,226	—	3,267,226
Corporate Bonds	—	160,267,914	—	160,267,914
Taxable Municipal Bonds	—	5,740,530	—	5,740,530
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,630,178	—	1,630,178
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	11,839,521	—	11,839,521
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	14,395,444	—	14,395,444
Other Asset Backed Securities	—	79,754,193	—	79,754,193
Total Long-Term Investments	—	381,200,518	—	381,200,518
Short-Term Investments
Certificate of Deposit	—	844,390	—	844,390
Money Market Mutual Fund	4,876,398	—	—	4,876,398
Total Short-Term Investments	4,876,398	844,390	—	5,720,788
Total Investments	$4,876,398	$382,044,908	$—	$386,921,306

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2016

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

During a very volatile 2016, the Fund generated strong absolute returns and outperformed its benchmark. The year can be considered a tale of two halves with the bond market experiencing significant volatility, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened volatility.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2016 are described below.

Positive contributors to the Fund’s performance during the year:

•	Overweight to investment grade credit
	º	Overweight to BBB-rated credit
	º	Exposure to commodity sensitive industrial sectors (energy and metals and mining) as spreads were significantly tighter in the year
•	Security selection particularly within the Credit sector
•	Exposure to high-quality Commercial Mortgage Backed Securities (CMBS), Non Agency Residential Mortgage Backed Securities (RMBS) and other Asset Backed Securities (ABS)

Our base case outlook for 2017 is a continuation of moderate economic growth and inflation with better near-term economic growth prospects post-election given President Trump’s pro-growth agenda—though headwinds remain. However, we also acknowledge that a wide range of possible outcomes exists. If policy measures are passed that provide fiscal stimulus to the economy, they are likely to be met by tighter monetary policy from the Fed, limiting improvement in near-term economic growth. Additionally, low interest rates abroad will likely continue to limit the upside for U.S. interest rates. As a reminder, the Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$3,874,189,461

	SEC 30-Day
	Yield(3)
	Institutional Class	1.71%
	Investor Class	1.47%

	Average
	Effective
	Duration	1.92 years

	Average
	Effective
	Maturity	2.00 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	44.0%

	Number of
	Holdings	586

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2016	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	2.25%	2.02%	2.87%	2.86%	N/A
Investor Class Shares	2.00%	N/A	N/A	N/A	1.33%
Bloomberg Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	1.28%	0.92%	2.44%	2.47%	0.83%

(1)
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$258,775,000	$267,569,210	6.9%
1.375%, 08/31/2020	330,000,000	326,570,970	8.4%
2.000%, 08/31/2021	67,000,000	67,266,928	1.8%
Total U.S. Treasury Securities
(Cost $669,144,141)		661,407,108	17.1%
Other Government Related Securities
Other Government Related Securities#~		72,690,299	1.9%
Total Other Government Related Securities
(Cost $72,557,753)		72,690,299	1.9%
Corporate Bonds
Industrials
Abbott Laboratories,
2.350%, 11/22/2019	14,125,000	14,141,653	0.4%
Boardwalk Pipelines LP,
5.500%, 02/01/2017	17,884,000	17,931,643	0.5%
CF Industries, Inc.,
6.875%, 05/01/2018	19,412,000	20,433,848	0.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019 (Acquired 05/17/2016
through 10/07/2016, Cost $18,556,894)*	18,535,000	18,920,639	0.5%
Dollar General Corp.,
4.125%, 07/15/2017	17,321,000	17,572,328	0.5%
Ecolab, Inc.,
2.000%, 01/14/2019	14,250,000	14,260,944	0.4%
ERAC USA Finance LLC,
2.350%, 10/15/2019 (Acquired 01/21/2015
through 10/26/2016, Cost $19,143,622)*	19,000,000	18,983,128	0.5%
Keysight Technologies, Inc.,
3.300%, 10/30/2019	18,125,000	18,405,140	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Marathon Petroleum Corp.,
2.700%, 12/14/2018	$14,100,000	$14,287,713	0.4%
Mylan NV,
3.000%, 12/15/2018 (Acquired 08/18/2016
through 10/31/2016, Cost $14,431,764)* f	14,095,000	14,196,935	0.4%
Pentair Finance SA,
2.900%, 09/15/2018 f	13,075,000	13,226,108	0.3%
Potash Corp of Saskatchewan, Inc.,
6.500%, 05/15/2019 f	11,500,000	12,561,462	0.3%
The Dow Chemical Co.,
8.550%, 05/15/2019	14,777,000	16,935,639	0.4%
Thermo Fisher Scientific, Inc.,
1.850%, 01/15/2018	13,000,000	13,018,603	0.3%
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 08/05/2014
through 06/07/2016, Cost $15,840,544)* f	15,919,000	15,858,126	0.4%
Verizon Communications, Inc.,
3.650%, 09/14/2018	14,000,000	14,462,238	0.4%
Other Industrials#~		935,907,155	24.0%
Total Industrials
(Cost $1,188,927,398)		1,191,103,302	30.7%
Utilities
Other Utilities#~		85,441,646	2.2%
Total Utilities
(Cost $85,347,613)		85,441,646	2.2%
Financials
Banque Federative du Credit Mutuel SA,
2.000%, 04/12/2019 (Acquired 04/06/2016
through 10/21/2016, Cost $18,599,065)* f	18,600,000	18,524,186	0.5%
Branch Banking & Trust Co.,
1.220%, 05/23/2017∞	12,895,000	12,894,033	0.3%
Canadian Imperial Bank of Commerce/Canada,
1.600%, 09/06/2019 f	20,000,000	19,809,640	0.5%
Citizens Bank NA/Providence RI,
1.600%, 12/04/2017	14,300,000	14,284,985	0.3%
CNA Financial Corp.,
7.350%, 11/15/2019	14,915,000	16,915,445	0.4%
Commonwealth Bank of Australia/New York NY,
1.750%, 11/02/2018 f	15,000,000	14,962,860	0.4%
First Tennessee Bank NA,
2.950%, 12/01/2019	15,286,000	15,323,909	0.4%
KEB Hana Bank,
1.750%, 10/18/2019 (Acquired 10/11/2016,
Cost $17,942,040)* f	18,000,000	17,797,338	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
LeasePlan Corp. NV,
2.500%, 05/16/2018 (Acquired 05/07/2013
through 02/25/2016, Cost $16,360,141)* f	$16,435,000	$16,458,896	0.4%
Protective Life Global Funding,
1.555%, 09/13/2019 (Acquired 09/07/2016,
Cost $18,000,000)*	18,000,000	17,725,050	0.5%
Reliance Standard Life Global Funding II,
2.150%, 10/15/2018 (Acquired 10/13/2015
through 06/09/2016, Cost $13,020,388)*	13,000,000	13,064,584	0.3%
Synchrony Financial,
3.000%, 08/15/2019	13,350,000	13,523,002	0.3%
The Huntington National Bank,
2.000%, 06/30/2018	12,990,000	12,995,612	0.3%
Voya Financial, Inc.,
2.900%, 02/15/2018	17,494,000	17,710,681	0.5%
Other Financials#~		761,889,686	19.8%
Total Financials
(Cost $984,946,330)		983,879,907	25.4%
Total Corporate Bonds
(Cost $2,259,221,341)		2,260,424,855	58.3%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		113,213,350	2.9%
Total Taxable Municipal Bonds
(Cost $113,697,097)		113,213,350	2.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		8,582	0.0%
Total U.S. Government Agency Issues
(Cost $8,447)		8,582	0.0%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#~		227,514,434	5.9%
Total Non-U.S. Government Agency Issues
(Cost $227,308,316)		227,514,434	5.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	24,270,826	24,305,813	0.6%
Series 2015-M1, Class ASQ2, 1.626%, 02/25/2018	24,170,737	24,228,161	0.6%
Series 2016-M6, Class ASQ2, 1.785%, 06/25/2019	13,650,000	13,681,435	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Multifamily
Structured Pass Through Certificates:
Series K006, Class A2, 4.251%, 01/25/2020	$15,000,000	$15,878,226	0.4%
1.426%-3.882%, 08/25/2017-09/25/2018∞	26,243,388	26,522,193	0.7%
Total U.S. Government Agency Issues
(Cost $104,739,546)		104,615,828	2.7%
Non-U.S. Government Agency Issues
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	16,100,000	16,174,965	0.4%
Other Non-U.S. Government Agency Issues#		13,691,953	0.4%
Total Non-U.S. Government Agency Issues
(Cost $30,074,294)		29,866,918	0.8%
Other Asset Backed Securities
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	20,500,000	20,534,083	0.5%
Chase Issuance Trust,
Series 2015-A5, Class A5, 1.360%, 04/15/2020	13,750,000	13,741,914	0.4%
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	19,075,000	18,857,270	0.5%
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025
(Acquired 05/06/2014 through 11/18/2014,
Cost $17,933,705)*	17,894,000	18,046,743	0.5%
Series 2014-2, Class A, 2.310%, 04/15/2026
(Acquired 01/06/2016 through 09/02/2016,
Cost $15,050,289)*	14,892,000	15,016,546	0.4%
Series 2015-1, Class A, 2.120%, 07/15/2026
(Acquired 01/13/2015 through 03/14/2016,
Cost $12,566,749)*	12,592,000	12,616,795	0.3%
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 1.650%, 05/15/2020
(Acquired 05/13/2015, Cost $14,699,441)*	14,700,000	14,688,346	0.4%
Honda Auto Receivables Owner Trust,
Series 2016-1, Class A3, 1.220%, 12/18/2019	13,000,000	12,970,031	0.3%
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019
(Acquired 01/22/2015 through 07/21/2016,
Cost $20,226,877)*	20,225,000	20,252,002	0.5%
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3, 1.350%, 08/15/2019	18,800,000	18,748,845	0.5%
Verizon Owner Trust:
Series 2016-1A, Class A, 1.420%, 01/20/2021
(Acquired 07/12/2016, Cost $16,247,263)*	16,250,000	16,136,908	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Series 2016-2A, Class A, 1.680%, 05/20/2021
(Acquired 11/16/2016, Cost $12,748,678)*	$12,750,000	$12,698,634	0.3%
Other Asset Backed Securities#~		119,436,680	3.1%
Total Other Asset Backed Securities
(Cost $314,028,455)		313,744,797	8.1%
Total Long-Term Investments
(Cost $3,790,779,390)		3,783,486,171	97.7%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	116,128,236	116,128,236	3.0%
Total Short-Term Investment
(Cost $116,128,236)		116,128,236	3.0%
Total Investments
(Cost $3,906,907,626)		3,899,614,407	100.7%
Liabilities in Excess of Other Assets		(25,424,946)	(0.7)%
TOTAL NET ASSETS		$3,874,189,461	100.0%
Notes to Summary Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $260,984,856, which represents 6.74% of total net assets.

f	Foreign Security
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $552,150,012, representing 14.25% of net assets.
«	7-Day Yield

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$661,407,108	$—	$661,407,108
Other Government Related Securities	—	72,690,299	—	72,690,299
Corporate Bonds	—	2,260,424,855	—	2,260,424,855
Taxable Municipal Bonds	—	113,213,350	—	113,213,350
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	8,582	—	8,582
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	227,514,434	—	227,514,434
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	104,615,828	—	104,615,828
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	29,866,918	—	29,866,918
Other Asset Backed Securities	—	313,744,797	—	313,744,797
Total Long-Term Investments	—	3,783,486,171	—	3,783,486,171
Short-Term Investment
Money Market Mutual Fund	116,128,236	—	—	116,128,236
Total Short-Term Investment	116,128,236	—	—	116,128,236
Total Investments	$116,128,236	$3,783,486,171	$—	$3,899,614,407

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2016

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

During a very volatile 2016, the Fund generated strong absolute returns and outperformed its benchmark. The year can be considered a tale of two halves with the bond market experiencing significant volatility, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened volatility.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2016 are described below.

Positive contributors to the Fund’s performance during the year:

•	Overweight to investment grade credit
	º	Overweight to BBB-rated credit
	º	Exposure to commodity sensitive industrial sectors (energy and metals and mining) as spreads were significantly tighter in the year
•	Security selection particularly within the Credit sector
•	Exposure to high-quality Commercial Mortgage Backed Securities (CMBS), Non Agency Residential Mortgage Backed Securities (RMBS) and other Asset Backed Securities (ABS)

Detractors from the Fund’s relative performance during the year:

•	Favoring credit exposure shorter than the benchmark

Our base case outlook for 2017 is a continuation of moderate economic growth and inflation with better near-term economic growth prospects post-election given President Trump’s pro-growth agenda—though headwinds remain. However, we also acknowledge that a wide range of possible outcomes exists. If policy measures are passed that provide fiscal stimulus to the economy, they are likely to be met by tighter monetary policy from the Fed, limiting improvement in near-term economic growth. Additionally, low interest rates abroad will likely continue to limit the upside for U.S. interest rates. As a reminder, the Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$2,307,166,235

	SEC 30-Day
	Yield(3)
	Institutional Class	2.23%
	Investor Class	1.98%

	Average
	Effective
	Duration	4.05 years

	Average
	Effective
	Maturity	4.45 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	30.1%

	Number of
	Holdings	478

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2016	Year	Years	Years	Inception(1)
Institutional Class Shares	2.83%	2.71%	4.38%	5.01%
Investor Class Shares	2.55%	2.46%	4.10%	4.74%
Bloomberg Barclays Intermediate
U.S. Government/Credit Bond Index(2)	2.08%	1.85%	3.84%	4.53%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$115,700,000	$119,631,949	5.2%
1.375%, 08/31/2020	109,750,000	108,609,588	4.7%
1.750%, 03/31/2022	280,000,000	276,270,400	12.0%
2.500%, 05/15/2024	161,150,000	163,560,965	7.1%
2.250%, 11/15/2025	122,700,000	121,127,967	5.2%
Total U.S. Treasury Securities
(Cost $806,123,453)		789,200,869	34.2%
Other Government Related Security#
Electricite de France SA,
2.350%, 10/13/2020 (Acquired 10/07/2015,
Cost $8,800,006)* f	8,875,000	8,790,137	0.4%
Other Government Related Security#~		38,087,504	1.6%
Total Other Government Related Securities
(Cost $46,279,793)		46,877,641	2.0%
Corporate Bonds
Industrials
Abbott Laboratories,
3.400%, 11/30/2023	10,000,000	9,962,410	0.4%
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	9,300,000	9,464,908	0.4%
AT&T, Inc.,
3.600%, 02/17/2023	9,000,000	9,076,680	0.4%
Charter Communications Operating LLC /
Charter Communications Operating Capital,
4.464%, 07/23/2022	7,150,000	7,471,972	0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019 (Acquired 05/17/2016
through 10/07/2016, Cost $11,006,541)*	10,900,000	11,126,785	0.5%
Georgia-Pacific LLC,
5.400%, 11/01/2020 (Acquired 06/09/2016,
Cost $7,548,029)*	6,797,000	7,472,479	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Sysco Corp.,
2.600%, 10/01/2020	$7,600,000	$7,665,633	0.3%
The Dow Chemical Co.,
8.550%, 05/15/2019	8,800,000	10,085,513	0.5%
The Mosaic Co.,
4.250%, 11/15/2023	8,606,000	8,677,783	0.4%
Zoetis, Inc.,
3.250%, 02/01/2023	7,150,000	7,134,370	0.3%
Other Industrials#~		391,809,336	17.0%
Total Industrials
(Cost $477,348,978)		479,947,869	20.8%
Utilities
Other Utilities#~		24,728,144	1.1%
Total Utilities
(Cost $24,483,341)		24,728,144	1.1%
Financials
BNZ International Funding Ltd./London,
2.100%, 09/14/2021 (Acquired 09/06/2016,
Cost $9,990,600)* f	10,000,000	9,710,050	0.4%
Caisse Centrale Desjardins,
1.552%, 01/29/2018 (Acquired 01/26/2015,
Cost $8,000,000)∞ * f	8,000,000	7,991,848	0.3%
Citizens Bank NA/Providence RI,
2.450%, 12/04/2019	8,000,000	8,026,904	0.3%
Compass Bank,
2.750%, 09/29/2019	8,000,000	7,956,456	0.4%
Cooperatieve Rabobank UA/NY,
2.500%, 01/19/2021 f	8,175,000	8,173,692	0.4%
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023 f	8,700,000	8,690,413	0.4%
JPMorgan Chase & Co.,
2.250%, 01/23/2020	7,875,000	7,856,462	0.3%
KeyBank NA/Cleveland OH,
1.451%, 06/01/2018∞	8,000,000	8,009,968	0.3%
Morgan Stanley,
2.282%, 10/24/2023∞	7,000,000	7,077,777	0.3%
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (Acquired 05/19/2015,
Cost $8,486,910)* f	8,500,000	8,466,136	0.4%
Standard Chartered PLC,
1.520%, 04/17/2018 (Acquired 04/13/2015,
Cost $8,500,000)∞ * f	8,500,000	8,467,411	0.4%
SunTrust Bank/Atlanta GA,
3.300%, 05/15/2026	9,000,000	8,686,755	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
The Bank of Nova Scotia,
4.500%, 12/16/2025	$7,000,000	$7,191,009	0.3%
WEA Finance LLC / Westfield UK &
Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015,
Cost $7,474,275)*	7,500,000	7,627,515	0.3%
Other Financials#~		418,946,921	18.2%
Total Financials
(Cost $531,131,999)		532,879,317	23.1%
Total Corporate Bonds
(Cost $1,032,964,318)		1,037,555,330	45.0%
Taxable Municipal Bonds
City of Bristol VA,
3.668%, 10/01/2022 (Callable 10/01/2020)	7,500,000	7,526,925	0.4%
Other Taxable Municipal Bonds#		60,469,015	2.6%
Total Taxable Municipal Bonds
(Cost $66,923,442)		67,995,940	3.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		239,159	0.0%
Total U.S. Government Agency Issues
(Cost $221,763)		239,159	0.0%
Non-U.S. Government Agency Issues
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 0.991%, 01/25/2036∞	9,413,061	8,979,975	0.4%
MortgageIT Trust,
Series 2005-3, Class A1, 1.056%, 08/25/2035∞	7,755,604	7,300,152	0.3%
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2D, 1.056%, 12/25/2036∞	7,409,331	7,328,806	0.3%
Other Non-U.S. Government Agency Issues#~		87,689,700	3.8%
Total Non-U.S. Government Agency Issues
(Cost $110,685,604)		111,298,633	4.8%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K708, Class A2, 2.130%, 01/25/2019	8,440,437	8,516,779	0.4%
Series K003, Class A4, 5.053%, 01/25/2019	9,000,000	9,488,444	0.4%
Series K004, Class A2, 4.186%, 08/25/2019	8,095,000	8,560,921	0.4%
Series K720, Class A2, 2.716%, 06/25/2022	15,725,000	15,992,152	0.7%
2.303%-4.317%, 09/25/2018-03/25/2020∞	18,168,000	18,860,192	0.8%
Total U.S. Government Agency Issues
(Cost $61,046,010)		61,418,488	2.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	$8,129,000	$8,166,850	0.3%
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,802,505	0.7%
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	10,600,000	11,027,422	0.5%
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,375,000	8,748,749	0.4%
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,652,000	8,902,569	0.4%
Series 2013-C12, Class ASB, 2.838%, 03/15/2048	8,750,000	8,907,776	0.4%
Other Non-U.S. Government Agency Issues#~		12,294,288	0.5%
Total Non-U.S. Government Agency Issues
(Cost $75,071,701)		74,850,159	3.2%
Other Asset Backed Securities
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	10,925,000	10,800,298	0.5%
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025
(Acquired 10/07/2014 through 10/09/2014,
Cost $10,893,304)*	10,859,000	10,951,692	0.5%
Series 2014-2, Class A, 2.310%, 04/15/2026
(Acquired 10/07/2014, Cost $11,745,689)*	11,750,000	11,848,269	0.5%
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019
(Acquired 01/22/2015, Cost $10,048,597)*	10,050,000	10,063,418	0.4%
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A, 2.220%, 01/15/2022	8,375,000	8,438,686	0.3%
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020
(Acquired 05/29/2015 through 06/12/2015,
Cost $13,557,479)*	13,543,913	13,564,735	0.6%
Other Asset Backed Securities#~		11,498,576	0.5%
Total Other Asset Backed Securities
(Cost $77,045,250)		77,165,674	3.3%
Total Long-Term Investments
(Cost $2,276,361,334)		2,266,601,893	98.2%
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

Short-Term Investment
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	50,036,538	$50,036,538	2.2%
Total Short-Term Investment
(Cost $50,036,538)		50,036,538	2.2%
Total Investments
(Cost $2,326,397,872)		2,316,638,431	100.4%
Liabilities in Excess of Other Assets		(9,472,196)	(0.4)%
TOTAL NET ASSETS		$2,307,166,235	100.0%
Notes to Summary Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $116,080,475 which represents 5.03% of total net assets.

f	Foreign Security
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $298,937,341, representing 12.96% of net assets.
«	7-Day Yield

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$789,200,869	$—	$789,200,869
Other Government Related Securities	—	46,877,641	—	46,877,641
Corporate Bonds	—	1,037,555,330	—	1,037,555,330
Taxable Municipal Bonds	—	67,995,940	—	67,995,940
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	239,159	—	239,159
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	111,298,633	—	111,298,633
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	61,418,488	—	61,418,488
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	74,850,159	—	74,850,159
Other Asset Backed Securities	—	77,165,674	—	77,165,674
Total Long-Term Investments	—	2,266,601,893	—	2,266,601,893
Short-Term Investment
Money Market Mutual Fund	50,036,538	—	—	50,036,538
Total Short-Term Investment	50,036,538	—	—	50,036,538
Total Investments	$50,036,538	$2,266,601,893	$—	$2,316,638,431

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2015	$17,673
Accrued discounts/premiums	—
Realized gain (loss)	(61,400)
Change in unrealized appreciation (depreciation)	56,083
Purchases	—
Sales	(12,356)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2016	$—

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2016

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

During a very volatile 2016, the Fund generated strong absolute returns and outperformed its benchmark. The year can be considered a tale of two halves with the bond market experiencing significant volatility, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened volatility.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2016 are described below.

Positive contributors to the Fund’s performance during the year:

•	Overweight to investment grade credit
	º	Overweight to BBB-rated credit
	º	Exposure to commodity sensitive industrial sectors (energy and metals and mining) as spreads were significantly tighter in the year
•	Security selection particularly within the Credit sector
•	Overweight to high-quality Commercial Mortgage Backed Securities (CMBS), Non Agency Residential Mortgage Backed Securities (RMBS) and other Asset Backed Securities (ABS)

•	Underweight to U.S. Government Agency Mortgage Backed Securities

Detractors from the Fund’s relative performance during the year include:

•	Favoring credit exposure shorter than the benchmark

Our base case outlook for 2017 is a continuation of moderate economic growth and inflation with better near-term economic growth prospects post-election given President Trump’s pro-growth agenda—though headwinds remain. However, we also acknowledge that a wide range of possible outcomes exists. If policy measures are passed that provide fiscal stimulus to the economy, they are likely to be met by tighter monetary policy from the Fed, limiting improvement in near-term economic growth. Additionally, low interest rates abroad will likely continue to limit the upside for U.S. interest rates. As a reminder, the Fund only purchases investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$10,579,024,356

	SEC 30-Day
	Yield(3)
	Institutional Class	2.55%
	Investor Class	2.29%

	Average
	Effective
	Duration	5.89 years

	Average
	Effective
	Maturity	7.61 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	35.7%

	Number of
	Holdings	985

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2016	Year	Years	Years	Inception(1)
Institutional Class Shares	3.52%	3.47%	4.71%	5.52%
Investor Class Shares	3.34%	3.23%	4.46%	5.27%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	2.65%	2.23%	4.34%	5.01%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.375%, 08/31/2020	$146,500,000	$144,977,719	1.4%
1.750%, 03/31/2022	423,730,000	418,085,916	3.9%
2.500%, 05/15/2024	166,250,000	168,737,266	1.6%
2.250%, 11/15/2025	81,800,000	80,751,978	0.8%
5.250%, 11/15/2028	92,576,500	117,854,236	1.1%
3.500%, 02/15/2039	371,355,900	406,112,584	3.8%
2.875%, 05/15/2043	520,600,000	502,846,499	4.8%
2.500%, 02/15/2045	15,450,000	13,761,964	0.1%
Total U.S. Treasury Securities
(Cost $1,929,738,410)		1,853,128,162	17.5%
Other Government Related Securities
Other Government Related Securities#~		119,989,431	1.1%
Total Other Government Related Securities
(Cost $120,038,274)		119,989,431	1.1%
Corporate Bonds
Industrials
General Motors Financial Co., Inc.,
4.200%, 03/01/2021	30,000,000	30,952,410	0.3%
The Dow Chemical Co.,
8.550%, 05/15/2019	26,000,000	29,798,106	0.3%
Verizon Communications, Inc.,
6.400%, 09/15/2033	34,140,000	41,190,388	0.4%
Zoetis, Inc.,
3.250%, 02/01/2023	34,200,000	34,125,239	0.3%
Other Industrials#~		1,956,860,114	18.5%
Total Industrials
(Cost $2,093,680,283)		2,092,926,257	19.8%
Utilities
Other Utilities#~		90,566,810	0.9%
Total Utilities
(Cost $91,039,030)		90,566,810	0.9%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
Comerica Bank,
2.500%, 06/02/2020	$29,000,000	$28,989,357	0.3%
Compass Bank,
2.750%, 09/29/2019	31,216,000	31,046,091	0.3%
First Horizon National Corp.,
3.500%, 12/15/2020	29,078,000	29,342,842	0.3%
Massachusetts Mutual Life Insurance Co.,
8.875%, 06/01/2039 (Acquired 05/27/2009
through 10/31/2016, Cost $40,486,801)*	27,017,000	40,556,813	0.4%
Nationwide Building Society,
2.450%, 07/27/2021 (Acquired 07/20/2016
through 08/01/2016, Cost $38,476,783)* f	38,500,000	37,988,258	0.4%
Reliance Standard Life Global Funding II,
2.375%, 05/04/2020 (Acquired 04/27/2015
through 11/08/2016, Cost $29,990,080)*	30,000,000	29,661,930	0.3%
Other Financials#~		2,072,001,034	19.4%
Total Financials
(Cost $2,269,483,276)		2,269,586,325	21.4%
Total Corporate Bonds
(Cost $4,454,202,589)		4,453,079,392	42.1%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		174,137,029	1.6%
Total Taxable Municipal Bonds
(Cost $171,342,641)		174,137,029	1.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.500%, 07/01/2032	35,963,003	37,295,470	0.4%
3.000%, 11/01/2042	49,944,539	49,924,190	0.5%
3.000%, 01/01/2043	57,666,616	57,582,296	0.6%
3.000%, 04/01/2043	33,404,635	33,391,023	0.3%
3.500%, 05/01/2044	57,164,823	58,852,299	0.6%
3.000%, 10/01/2045	55,006,641	54,961,493	0.5%
3.500%, 01/01/2046	49,644,652	50,987,430	0.5%
2.500%-6.500%, 06/01/2020-04/01/2046	364,978,192	380,827,708	3.5%
Federal National Mortgage Association (FNMA):
3.500%, 07/01/2027	58,793,007	61,418,015	0.6%
3.000%, 12/01/2030	52,174,816	53,629,813	0.5%
3.500%, 10/01/2033	33,314,296	34,660,531	0.3%
5.000%, 10/01/2033	28,731,066	31,466,508	0.3%
3.500%, 03/01/2041	31,054,138	32,022,962	0.3%
3.500%, 12/01/2041	28,895,227	29,795,823	0.3%
3.000%, 03/01/2043	48,093,973	48,080,278	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.000%, 07/01/2043	$45,411,396	$47,964,233	0.5%
3.500%, 10/01/2043	87,920,123	90,596,654	0.9%
3.500%, 02/01/2045	61,033,879	62,933,763	0.6%
3.500%, 04/01/2045	45,351,636	46,625,955	0.4%
2.500%-6.000%, 01/01/2020-10/01/2045	605,230,541	635,347,230	5.9%
3.000%, 05/01/2046∞	20,261,069	20,161,090	0.2%
Government National Mortgage Association (GNMA):
3.500%, 01/20/2043	34,807,035	36,349,737	0.3%
3.000%, 04/20/2045	44,450,795	45,071,705	0.4%
3.500%, 04/20/2045	42,762,916	44,498,016	0.4%
3.000%, 06/20/2046	28,395,390	28,792,030	0.3%
3.500%-6.000%, 11/20/2033-01/20/2046	84,825,318	90,129,181	0.9%
Other U.S. Government Agency Issues#		434,238	0.0%
Total U.S. Government Agency Issues
(Cost $2,174,042,086)		2,163,799,671	20.5%
Non-U.S. Government Agency Issues
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 0.991%, 01/25/2036∞	43,002,204	41,023,711	0.4%
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A1, 0.901%, 11/25/2036∞	33,885,474	31,763,766	0.3%
Other Non-U.S. Government Agency Issues#~		561,644,843	5.3%
Total Non-U.S. Government Agency Issues
(Cost $635,297,405)		634,432,320	6.0%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K714, Class A2, 3.034%, 10/25/2020∞	34,345,000	35,568,630	0.3%
Other U.S. Government Agency Issues#		92,596,026	0.9%
Total U.S. Government Agency Issues
(Cost $128,558,691)		128,164,656	1.2%
Non-U.S. Government Agency Issues
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/10/2049	32,725,000	31,446,719	0.3%
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	36,997,320	37,298,256	0.4%
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.176%, 08/15/2045	37,550,000	38,633,179	0.4%
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class A3, 3.541%, 12/15/2048	31,100,000	31,874,773	0.3%
Other Non-U.S. Government Agency Issues#		382,852,392	3.6%
Total Non-U.S. Government Agency Issues
(Cost $524,900,958)		522,105,319	5.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2016-A4, Class A4, 1.330%, 06/15/2022	$47,425,000	$46,788,855	0.4%
Chase Issuance Trust,
Series 2016-A5, Class A5, 1.270%, 07/15/2021	40,100,000	39,565,263	0.4%
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	50,225,000	49,651,712	0.5%
Verizon Owner Trust,
Series 2016-2A, Class A, 1.680%, 05/20/2021
(Acquired 11/16/2016, Cost $50,644,748)*	50,650,000	50,445,946	0.5%
Other Asset Backed Securities#~		229,292,938	2.1%
Total Other Asset Backed Securities
(Cost $417,662,091)		415,744,714	3.9%
Total Long-Term Investments
(Cost $10,555,783,145)		10,464,580,694	98.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	233,776,874	233,776,874	2.2%
Total Short-Term Investment
(Cost $233,776,874)		233,776,874	2.2%
Total Investments
(Cost $10,789,560,019)		10,698,357,568	101.1%
Liabilities in Excess of Other Assets		(119,333,212)	(1.1)%
TOTAL NET ASSETS		$10,579,024,356	100.0%
Notes to Summary Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $158,652,947, which represents 1.50% of total net assets.

f	Foreign Security
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $1,440,142,607, representing 13.61% of net assets.
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,853,128,162	$—	$1,853,128,162
Other Government Related Securities	—	119,989,431	—	119,989,431
Corporate Bonds	—	4,453,079,392	—	4,453,079,392
Taxable Municipal Bonds	—	174,137,029	—	174,137,029
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	2,163,799,671	—	2,163,799,671
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	634,432,320	—	634,432,320
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	128,164,656	—	128,164,656
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	522,105,319	—	522,105,319
Other Asset Backed Securities	—	415,744,714	—	415,744,714
Total Long-Term Investments	—	10,464,580,694	—	10,464,580,694
Short-Term Investment
Money Market Mutual Fund	233,776,874	—	—	233,776,874
Total Short-Term Investment	233,776,874	—	—	233,776,874
Total Investments	$233,776,874	$10,464,580,694	$—	$10,698,357,568

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2016

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

During a very volatile 2016, the Fund generated strong absolute returns and outperformed its benchmark. The year can be considered a tale of two halves with the bond market experiencing significant volatility, driven by changing U.S. and global growth expectations, shifting global central bank policies, and political surprises both in the U.S and abroad. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened volatility.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2016 are described below.

Positive contributors to the Fund’s performance during the year:

•	Overweight to investment grade credit
	º	Overweight to BBB-rated credit
	º	Exposure to commodity sensitive industrial sectors (energy and metals and mining) as spreads were significantly tighter in the year
•	Security selection particularly within the Credit sector
•	Overweight to high-quality Commercial Mortgage Backed Securities (CMBS), Non Agency Residential Mortgage Backed Securities (RMBS) and other Asset Backed Securities (ABS)
•	Underweight to U.S. Government Agency Mortgage Backed Securities

Detractors from the Fund’s relative performance during the year:

•	Underweight to high yield corporate credit and dollar-denominated emerging market (EM) debt
•	Favoring credit exposure shorter than the benchmark

Our base case outlook for 2017 is a continuation of moderate economic growth and inflation with better near-term economic growth prospects post-election given President Trump’s pro-growth agenda—though headwinds remain. However, we also acknowledge that a wide range of possible outcomes exists. If policy measures are passed that provide fiscal stimulus to the economy, they are likely to be met by tighter monetary policy from the Fed, limiting improvement in near-term economic growth. Additionally, low interest rates abroad will likely continue to limit the upside for U.S. interest rates. As a reminder, the Fund only purchases U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$12,905,445,044

	SEC 30-Day
	Yield(3)
	Institutional Class	2.83%
	Investor Class	2.59%

	Average
	Effective
	Duration	5.69 years

	Average
	Effective
	Maturity	7.39 years

	Annualized
Sector Weightings(1)	Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	33.2%

	Number of
	Holdings	1,180

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2016	Year	Years	Years	Inception(1)
Institutional Class Shares	4.73%	3.55%	5.41%	6.02%
Investor Class Shares	4.47%	3.30%	5.15%	5.75%
Bloomberg Barclays U.S. Universal Bond Index(2)	3.91%	2.78%	4.57%	5.27%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$68,750,000	$71,086,400	0.5%
1.375%, 08/31/2020	302,575,000	299,430,943	2.3%
1.750%, 03/31/2022	90,000,000	88,801,200	0.7%
2.500%, 05/15/2024	135,000,000	137,019,735	1.1%
2.250%, 11/15/2025	110,225,000	108,812,798	0.8%
3.500%, 02/15/2039	377,695,000	413,044,986	3.2%
2.875%, 05/15/2043	494,175,000	477,322,644	3.7%
2.500%, 02/15/2045	36,550,000	32,556,620	0.3%
Total U.S. Treasury Securities
(Cost $1,700,385,538)		1,628,075,326	12.6%
Other Government Related Securities
Other Government Related Securities#~		218,605,828	1.7%
Total Other Government Related Securities
(Cost $221,280,656)		218,605,828	1.7%
Corporate Bonds
Industrials
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014
through 05/11/2016, Cost $44,268,632)*	41,397,000	44,757,733	0.3%
Solvay Finance America LLC,
3.400%, 12/03/2020 (Acquired 11/30/2015
through 01/14/2016, Cost $39,203,146)*	39,226,000	39,912,180	0.3%
The Dow Chemical Co.,
8.550%, 05/15/2019	32,150,000	36,846,504	0.3%
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 03/27/2013
through 03/14/2016, Cost $37,150,742)* f	37,405,000	37,261,963	0.3%
Verizon Communications, Inc.,
6.400%, 09/15/2033	35,175,000	42,439,130	0.3%
Other Industrials#~		3,148,570,031	24.4%
Total Industrials
(Cost $3,357,261,311)		3,349,787,541	25.9%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utilities
Other Utilities#~		$175,852,655	1.4%
Total Utilities
(Cost $175,314,582)		175,852,655	1.4%
Financials
Citizens Bank NA/Providence RI,
2.450%, 12/04/2019	$36,000,000	36,121,068	0.3%
Compass Bank,
2.750%, 09/29/2019	38,994,000	38,781,755	0.3%
HSBC Finance Corp.,
6.676%, 01/15/2021	32,693,000	36,748,272	0.3%
Massachusetts Mutual Life Insurance Co.,
8.875%, 06/01/2039 (Acquired 10/03/2012
through 10/31/2016, Cost $52,325,279)*	34,455,000	51,722,433	0.4%
Other Financials#~		2,778,547,023	21.5%
Total Financials
(Cost $2,939,732,529)		2,941,920,551	22.8%
Total Corporate Bonds
(Cost $6,472,308,422)		6,467,560,747	50.1%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		171,459,668	1.3%
Total Taxable Municipal Bonds
(Cost $169,220,663)		171,459,668	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 10/01/2030	50,230,441	51,630,892	0.4%
3.500%, 05/01/2032	36,555,481	37,911,769	0.3%
3.000%, 11/01/2042	66,831,036	66,803,808	0.5%
3.000%, 01/01/2043	51,487,950	51,466,983	0.4%
3.500%, 08/01/2044	36,484,246	37,418,416	0.3%
3.500%, 06/01/2045	36,811,982	37,853,861	0.3%
3.000%, 10/01/2045	45,737,970	45,700,430	0.4%
3.500%, 01/01/2046	69,841,415	71,730,471	0.6%
3.500%, 08/01/2046	54,630,728	56,169,678	0.4%
3.000%-6.500%, 12/01/2020-02/01/2045	336,109,108	347,699,770	2.6%
Federal National Mortgage Association (FNMA):
3.500%, 07/01/2027	54,916,919	57,368,866	0.4%
3.500%, 07/01/2028	40,614,985	42,364,759	0.3%
3.000%, 08/01/2030	40,002,709	41,117,753	0.3%
4.500%, 10/01/2033	36,367,171	39,245,166	0.3%
5.000%, 02/01/2035	50,308,007	55,077,802	0.4%
3.500%, 09/01/2041	46,887,955	48,351,560	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.000%, 01/01/2042	$40,342,207	$42,492,437	0.3%
3.000%, 05/01/2043	35,993,392	35,983,120	0.3%
3.000%, 06/01/2043	37,702,712	37,691,960	0.3%
4.000%, 07/01/2043	45,843,546	48,420,677	0.4%
3.500%, 02/01/2045	75,107,508	77,445,482	0.6%
4.000%, 02/01/2045	33,271,930	35,150,667	0.3%
2.500%-6.500%, 11/01/2021-03/01/2045∞	578,585,470	608,132,719	4.8%
Government National Mortgage Association (GNMA):
3.500%, 04/20/2045	39,854,952	41,472,062	0.3%
3.500%, 06/20/2045	36,514,284	37,997,994	0.3%
4.500%, 01/20/2046	33,898,593	36,215,210	0.3%
3.000%-6.500%, 12/20/2028-06/20/2046	126,307,501	131,745,755	1.0%
Other U.S. Government Agency Issues#		1,471,780	0.0%
Total U.S. Government Agency Issues
(Cost $2,228,524,761)		2,222,131,847	17.2%
Non-U.S. Government Agency Issues
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 0.991%, 01/25/2036∞	53,066,608	50,625,061	0.4%
Citicorp Residential Mortgage Trust,
Series 2007-2, Class A4, 5.398%, 06/25/2037∞	43,000,195	44,204,402	0.4%
Countrywide Asset-Backed Certificates,
Series 2007-9, Class 2A3, 0.936%, 06/25/2047∞	47,035,274	44,930,413	0.4%
Other Non-U.S. Government Agency Issues#~		890,136,534	6.8%
Total Non-U.S. Government Agency Issues
(Cost $1,037,982,098)		1,029,896,410	8.0%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	41,464,000	41,801,268	0.3%
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5, 3.672%, 11/15/2047	34,585,000	36,001,211	0.3%
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	40,030,000	41,184,717	0.3%
Series 2013-C10, Class A3, 3.969%, 07/15/2046∞	44,160,000	46,884,699	0.4%
Other Non-U.S. Government Agency Issues#		474,438,104	3.6%
Total Non-U.S. Government Agency Issues
(Cost $640,633,805)		640,309,999	4.9%
Other Asset Backed Securities
Ford Credit Auto Owner Trust,
Series 2016-1, Class A, 2.310%, 08/15/2027
(Acquired 02/23/2016 through 05/27/2016,
Cost $37,663,070)*	37,625,000	37,551,947	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
PFS Financing Corp.,
Series 2016-BA, Class A, 1.870%, 10/15/2021
(Acquired 10/18/2016 through 12/21/2016,
Cost $40,196,331)*	$40,200,000	$39,798,000	0.3%
TCF Auto Receivables Owner Trust,
Series 2016-1A, Class A3, 1.710%, 04/15/2021
(Acquired 09/14/2016, Cost $38,993,592)*	39,000,000	38,783,936	0.3%
Other Asset Backed Securities#~		229,567,121	1.8%
Total Asset Backed Securities
(Cost $346,905,680)		345,701,004	2.7%
Total Long-Term Investments
(Cost $12,817,241,623)		12,723,740,829	98.5%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	200,414,435	200,414,435	1.6%
Total Short-Term Investment
(Cost $200,414,435)		200,414,435	1.6%
Total Investments
(Cost $13,017,656,058)		12,924,155,264	100.1%
Liabilities in Excess of Other Assets		(18,710,220)	(0.1)%
TOTAL NET ASSETS		$12,905,445,044	100.0%
Notes to Summary Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $289,788,192, which represents 2.25% of total net assets.

f	Foreign Security
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $2,009,503,663, representing 15.57% of net assets.
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,628,075,326	$—	$1,628,075,326
Other Government Related Securities	—	218,605,828	—	218,605,828
Corporate Bonds	—	6,467,560,747	—	6,467,560,747
Taxable Municipal Bonds	—	171,459,668	—	171,459,668
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	2,222,131,847	—	2,222,131,847
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,029,896,410	—	1,029,896,410
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	640,309,999	—	640,309,999
Asset Backed Securities	—	345,701,004	—	345,701,004
Total Long-Term Investments	—	12,723,740,829	—	12,723,740,829
Short-Term Investment
Money Market Mutual Fund	200,414,435	—	—	200,414,435
Total Short-Term Investment	200,414,435	—	—	200,414,435
Total Investments	$200,414,435	$12,723,740,829	$—	$12,924,155,264

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report. See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2015	$14,727
Accrued discounts/premiums	—
Realized gain (loss)	(12,810)
Change in unrealized appreciation (depreciation)	8,379
Purchases	—
Sales	(10,296)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2016	$—

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

2016 Municipal Bond Market Overview

2016 – A Tale of Two Halves
Tax-free yields rose more than 50 bps year-over-year among intermediate maturities, but that analysis alone misses the volatility in rates this year.  It is perhaps best to think of 2016 as a year of two phases, as there were two distinct phases of rate movements, fund flows, and credit spreads.  In the first phase, 10-year tax-free rates fell by more than 60 bps as sluggish U.S. economic growth, which averaged just 1.1% through June, dovish Fed rhetoric, and global uncertainty following the Brexit vote, all contributed to the decline in yields.  A favorable supply/demand backdrop strengthened the municipal market in the first phase as steady tax-free fund inflows more than offset a marginal increase in new supply relative to 2015’s pace.  Long-term rates led the move lower in the first phase as 30-year yields fell 82 bps as 2-year yields fell 18 bps, resulting in a flatter curve.

AAA Municipal Yields

					1 Mo	3 Mo	YTD
Maturity	12/31/15	9/30/16	11/30/16	12/31/16	Change	Change	Change
1	0.50%	0.78%	0.91%	1.00%	0.09%	0.22%	0.50%
2	0.77%	0.82%	1.16%	1.23%	0.07%	0.41%	0.46%
3	0.99%	0.88%	1.43%	1.43%	0.00%	0.55%	0.44%
5	1.26%	1.02%	1.85%	1.80%	-0.05%	0.78%	0.54%
7	1.54%	1.19%	2.12%	2.05%	-0.07%	0.86%	0.51%
10	1.92%	1.51%	2.52%	2.35%	-0.17%	0.84%	0.43%
30	2.82%	2.31%	3.26%	3.08%	-0.18%	0.77%	0.26%

The second phase of the 2016 rate cycle began near mid-year as supply levels and economic data both improved as the curve resteepened. The supply boost came both from higher refunding volume and a higher level of new money financings.  The pace of issuance accelerated through the fall, peaking in October at over $53B in total supply, the largest single month of issuance since 1985. Total supply in 2016 set a new record at $445B.  Economic growth improved as 3Q GDP accelerated to a 3.5% pace and the Fed signaled a desire to hike the fed funds rate, which they did in December by 25 bps.  It was the surprise election of Donald Trump, however, combined with the GOP maintaining majorities in both the House and Senate, that ultimately pushed tax-free rates up sharply as market sentiment shifted toward faster growth and higher inflation.  With Republicans in full control of the agenda in Washington the probability of both corporate and personal tax reform increased, putting extra pressure on municipal prices following the election.

2016 Municipal Bond Market Overview

Demand shifted after a streak of 55 consecutive weekly municipal fund inflows ended in September and post-election outflows of at least $2B/week continued through year end (right graph).  Investor selling was driven in part by concern over rising interest rates but was primarily due to the narrow window investors had to harvest tax losses before year end.  The heavy selling also pushed municipal credit spreads wider. An example of this can be seen in the yield difference between 10-year, BBB and AAA rated tax-free yields (graph below right).  The yield advantage for BBBs had narrowed to just +70 bps in August, before widening back to +156 bps at year end. While the trend for municipal credits from the end of the recession in 2009 through mid-2016 had been steadily narrower (see Baird’s “Managing Through a Municipal Credit Cycle”), the recent widening of spreads was primarily technical in nature, not driven by fundamental credit weakness.  On the contrary, the fundamental credit outlook for the vast majority of municipalities remains strong and stable.  In 2016 the upgrade-to-downgrade ratio for S&P-rated municipal bonds was over 3:1, the fourth consecutive year with a positive ratio. While overall state revenue growth likely slowed in 2016 relative to the prior year, local governments benefited from solid property tax growth thanks to rising real estate prices and assessed valuations.

2016 Key Municipal Credit Events
•
Puerto Rico opened 2016 with a default on public corporation debt and by mid-year had stopped payments on most other outstanding debt. In late June, President Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) which placed a temporary stay on all debt-related litigation and also established a federal oversight board.  The board will attempt to work closely with new governor, Ricardo Rossello, who favors statehood for Puerto Rico, and expressed a willingness to work with the PROMESA board.  Much work and significant hurdles remain before bondholders will know how they will fare relative to unfunded pension liabilities and other creditors.

•
Illinois and Chicago struggled with persistent political, fiscal, and pension-related challenges.  The Republican governor and Democratic Legislature went without a budget for all of FY2016 and operated with just a temporary spending bill through the first half of FY2017 as the two parties remain deeply divided.  The Democrats lost their supermajority in the House in the recent elections but remain firmly in control of the legislative process. Chicago’s near-term outlook improved with the passage of a property tax hike and a new utility tax to help meet rising pension costs.  So far, state courts have prevented pension reform attempts and long-term fiscal challenges remain for both the city and the state.

•
Public pension-related news remained the other consistent credit topic in 2016.  Pension investment returns lagged target assumptions for the second straight year, even as pension boards gradually lowered long-term return expectations.  For example, the California Public Employees’ Retirement System (CalPERS) Board recently lowered the investment return assumption from 7.5% to 7.0%, phased in over the next three years.  The gradual decline was requested by local municipal officials, allowing them time to adjust to the higher annual payments that will be required.

2016 Municipal Bond Market Overview

Sharp Quarterly Declines
Although December returns were positive, municipal market returns were sharply negative in the fourth quarter, wiping out the full year gains for most segments of the market.  In Q4, longer maturities underperformed the rest of the yield curve as the sharp steepening weighed on longer benchmarks more so than shorter maturities.  The Pre-refunded sector, given its shorter average duration, outperformed other market sectors, and lower quality issues lagged higher quality for the quarter.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Bloomberg				Bloomberg
Barclays				Barclays
Index/Sector	Dec	4Q	1 Yr	Quality	Dec	4Q	1 Yr
Municipal Bond Index	1.17%	-3.62%	0.25%	AAA	1.16%	-3.32%	-0.17%
General Obligation bonds	1.11%	-3.70%	-0.23%	AA	1.16%	-3.44%	0.05%
Revenue bonds	1.32%	-3.90%	0.43%	A	1.21%	-3.96%	0.85%
Prerefunded bonds	0.26%	-0.96%	-0.01%	BBB	1.16%	-4.45%	0.35%
Long maturities (22+ yrs.)	1.58%	-4.95%	0.88%	High Yield	1.38%	-5.84%	2.99%
Intermediate				HY, ex-
maturities (1 – 17 yrs.)	0.97%	-3.08%	0.01%	Puerto Rico	1.61%	-6.14%	1.71%
Short maturities (1 – 5 yrs.)	0.29%	-1.07%	0.07%

2017 Outlook – More Questions Than Answers
The range of possible forecasts for 2017 is unusually wide.  Although broad plans and themes have been discussed in the post-election period, until greater clarity and details are put forward by the Trump Administration and GOP-controlled Congress, there are perhaps more questions than answers as to what specific policy changes might actually occur, when they may occur, and, importantly, how much of the expected changes are already priced-in to the municipal market.  Clearly, a significant shift in yield and valuation occurred in the tax-free market after the election.  While tax reform is a goal of the Republican party, it is likely to occur through the reconciliation process which requires only a simple majority vote in the Senate to pass legislation rather than the filibuster proof 60 votes under normal procedures.  Reconciliation rules do require, however, that the changes be scored as “revenue neutral” to the budget.  How that will square with the Trump and House proposals, which would certainly increase future budget deficits, even when measured through the Republican-favored dynamic scoring process, will be important to monitor.  Another significant uncertainty surrounds infrastructure spending plans. Most policy makers agree on the need for more spending on our nation’s roads, bridges, airports, ports, dams, and utilities, but how much to spend, over what time frame, and how to finance it remains very uncertain.  The municipal market could (should) play a very integral role in the infrastructure financing plans, but if tax reform increases the cost of borrowing for municipalities then this would partially offset the fiscal stimulus benefit that is sought.  The outcome of these two agenda items alone, tax reform and infrastructure spending, is likely to impact municipal market returns in 2017.  Ironically, evidence suggests that tax rate changes have had little direct effect historically on tax-free valuations.  More important to the relative appeal of municipal debt has been the level of market yields, the slope of the curve, and the trend for net supply.  Viewed in this broader context, we are optimistic that the municipal market will remain an appealing, high quality, core fixed income sector for both individual and institutional investors alike.  Rates have risen since the election, providing more incentive for investors.  The yield curve resteepened in the fourth quarter, offering more potential reward from rolling along the curve, and supply is likely to decline from 2016’s record pace as refunding volume slips. Any increase in infrastructure borrowing will likely ramp up very gradually, if at all, in 2017. Market uncertainty often creates opportunity for investors, and 2017 may very well be another one of those situations for municipal investors.

2016 Municipal Bond Market Overview

Disclosures

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled

2016 Municipal Bond Market Overview

amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Short-Term Municipal Bond Fund
December 31, 2016

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

During a very volatile 2016, the Fund generated positive absolute performance and outperformed its benchmark.

It is perhaps best to think of 2016 as a year of two phases for the municipal bond market, as there were two distinct phases of rate movements, fund flows, and credit spreads.  In the first phase, 10-year tax-free rates fell on sluggish U.S. economic growth, dovish Fed rhetoric, and global uncertainty following the Brexit vote. A favorable supply/demand backdrop strengthened the municipal market in the first phase as steady tax-free fund inflows more than offset a marginal increase in new supply relative to 2015’s pace. The second phase of the 2016 rate cycle began near mid-year as economic data improved and the Fed signaled a desire to hike the fed funds rate, which they did in December by 25 basis points (bps).  Finally, it was the surprise election of Donald Trump, combined with the GOP maintaining majorities in both the U.S. House and Senate, that ultimately pushed tax-free rates up sharply as market sentiment shifted toward faster growth and higher inflation.  With Republicans in full control of the agenda in Washington the probability of both corporate and personal tax reform increased, putting extra pressure on municipal prices following the election.

Positive contributors to the Fund’s relative performance include:

•	Security selection was an important factor in 2016
•	An overweight to the Revenue sector, particularly Housing and Healthcare issues
•	A barbell curve allocation enhanced returns for the year

Detractors from the Fund’s relative performance include:

•	A modest overweight to BBB-rated issues muted returns as credit spreads widened

Our base case outlook for 2017 is for a continuation of moderate economic growth and inflation, while acknowledging that a wide range of range of possible outcomes certainly exists.  If the Trump Administration’s policy measures are passed, providing fiscal stimulus to the economy, including tax reform, they are likely to be met by tighter monetary policy from the Fed, limiting the potential improvement in near-term economic growth. For the municipal market, although infrastructure borrowing may increase gradually in 2017, refunding volume is likely to decline with higher rates, leading to less overall supply in 2017 than last year.  The backdrop for municipal credit remains positive, with ongoing economic expansion expected and wider credit spreads due to the post-election selling of municipal issues.

Baird Short-Term Municipal Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$58,693,890

	SEC 30-Day
	Yield(4)
	Institutional Class	1.72%
	Investor Class	1.49%

	Average
	Effective
	Duration	2.30 years

	Average
	Effective
	Maturity	2.57 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	38.3%

	Number of
	Holdings	420

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2016	Year	Inception(1)
Institutional Class Shares	0.71%	1.24%
Investor Class Shares	0.40%	0.94%
Bloomberg Barclays Short (1-5 Year) Municipal Bond Index(2)	0.07%	0.35%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Total Alabama
(Cost $138,246)#		$136,495	0.2%
Alaska
Total Alaska
(Cost $41,044)#		40,740	0.1%
Arizona
Arizona State University
6.000%, 07/01/2026 (Pre-refunded to 07/01/2018)	$250,000	267,655	0.5%
Arizona Transportation Board
5.000%, 07/01/2025 (Pre-refunded to 07/01/2019)	250,000	271,553	0.5%
The Industrial Development
Authority of the City of Phoenix
0.690%, 11/15/2052
(Optional Put Date 01/31/2017)(1)	1,000,000	1,000,000	1.7%
The Industrial Development
Authority of the County of Pima
4.950%, 10/01/2020	245,000	262,035	0.4%
Other Arizona#		937,607	1.6%
Total Arizona
(Cost $2,778,464)		2,738,850	4.7%
Arkansas
Total Arkansas
(Cost $581,923)#		577,149	1.0%
California
State of California
5.250%, 10/01/2020 (Callable 10/01/2019)	1,000,000	1,096,840	1.9%
5.000%, 09/01/2022	165,000	190,768	0.3%
Other California#		1,850,215	3.1%
Total California
(Cost $3,164,323)		3,137,823	5.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
Vista Ridge Metropolitan District
4.500%, 12/01/2024 (Insured by BAM)(3)	$250,000	$273,815	0.5%
Other Colorado#		1,292,260	2.2%
Total Colorado
(Cost $1,583,527)		1,566,075	2.7%
Connecticut
Total Connecticut
(Cost $264,526)#		262,080	0.4%
District of Columbia
Total District of Columbia
(Cost $352,305)#		344,309	0.6%
Florida
City of Tampa FL
5.250%, 11/15/2024 (Callable 05/15/2020)	375,000	415,061	0.7%
Florida State Municipal Loan Council
3.000%, 10/01/2020	500,000	510,475	0.9%
Osceola County Housing Finance Authority
1.050%, 10/01/2019 (Callable 10/01/2017)
(Mandatory Tender Date 04/01/2018)	500,000	497,455	0.8%
Other Florida#		1,108,187	1.9%
Total Florida
(Cost $2,555,921)		2,531,178	4.3%
Georgia
City of Atlanta GA
5.000%, 01/01/2023 (Callable 01/01/2020)(3)	450,000	485,442	0.9%
5.000%, 01/01/2024 (Callable 01/01/2020)(3)	500,000	538,325	0.9%
Other Georgia#		650,989	1.1%
Total Georgia
(Cost $1,680,769)		1,674,756	2.9%
Idaho
Total Idaho
(Cost $26,440)#		26,363	0.0%
Illinois
Cook County School District No. 99 Cicero
1.500%, 12/01/2026 (Callable 01/09/2017)(3)	300,000	300,333	0.5%
Illinois Finance Authority
1.300%-6.250%, 08/15/2017-07/01/2042	595,000	624,211	1.1%
Other Illinois#		3,703,729	6.3%
Total Illinois
(Cost $4,677,965)		4,628,273	7.9%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana
City of Goshen IN Waterworks Revenue
4.100%, 01/01/2021 (Callable 01/30/2017)
(Insured by AGM)	$470,000	$470,860	0.8%
County of Tippecanoe IN
0.770%, 11/01/2030 (Optional Pute Date
01/06/2017)(Callable 01/31/2017)(1)	300,000	300,000	0.5%
Other Indiana#		696,648	1.2%
Total Indiana
(Cost $1,468,114)		1,467,508	2.5%
Iowa
Iowa Finance Authority
3.500%, 07/01/2046 (Callable 01/01/2026)	250,000	259,905	0.4%
Iowa Higher Education Loan Authority
2.000%, 12/01/2018 (Callable 06/01/2018)	1,000,000	998,690	1.7%
Other Iowa#		328,810	0.6%
Total Iowa
(Cost $1,600,218)		1,587,405	2.7%
Kansas
Total Kansas
(Cost $617,144)#		616,464	1.1%
Kentucky
Total Kentucky
(Cost $50,021)#		50,042	0.1%
Louisiana
Total Louisiana
(Cost $71,532)#		71,999	0.1%
Maine
Total Maine
(Cost $315,336)#		305,654	0.5%
Maryland
Total Maryland
(Cost $56,444)#		56,337	0.1%
Massachusetts
Massachusetts Housing Finance Agency
3.500%, 12/01/2046 (Callable 12/01/2025)	1,000,000	1,030,350	1.7%
4.000%, 12/01/2044 (Callable 06/01/2025)	95,000	100,281	0.2%
Town of Ashburnham MA
4.250%, 07/01/2021 (Callable 07/01/2018)	250,000	259,333	0.4%
Other Massachusetts#		100,013	0.2%
Total Massachusetts
(Cost $1,492,181)		1,489,977	2.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan
Michigan Finance Authority
5.500%, 06/01/2021 (Pre-refunded to 06/01/2017)	$500,000	$524,040	0.9%
1.268%, 10/15/2038 (Callable 04/15/2020)(Mandatory
Tender Date 10/15/2020)(1)	350,000	344,547	0.6%
3.400%, 10/01/2020	100,000	102,184	0.2%
Michigan State Housing Development Authority
3.500%, 06/01/2047 (Callable 06/01/2026)	700,000	721,119	1.2%
Other Michigan#		662,843	1.1%
Total Michigan
(Cost $2,380,745)		2,354,733	4.0%
Minnesota
Minnesota Housing Finance Agency
4.000%, 01/01/2047 (Callable 01/01/2026)(3)	500,000	527,585	0.9%
Other Minnesota#		233,322	0.4%
Total Minnesota
(Cost $773,613)		760,907	1.3%
Mississippi
Mississippi Business Finance Corp.
0.740%, 11/01/2035 (Callable 01/03/2017)
(Optional Put Date 01/31/2017)(1)	400,000	400,000	0.7%
Other Mississippi#		277,557	0.5%
Total Mississippi
(Cost $678,736)		677,557	1.2%
Missouri
County of Boone MO
5.750%, 08/01/2028 (Pre-refunded to 08/01/2018)	630,000	673,281	1.1%
Other Missouri#		964,226	1.7%
Total Missouri
(Cost $1,656,245)		1,637,507	2.8%
Nebraska
Total Nebraska
(Cost $54,047)#		53,238	0.1%
Nevada
Total Nevada
(Cost $101,505)#		100,522	0.2%
New Jersey
New Jersey Economic Development Authority
1.450%, 02/01/2017 (Callable 01/09/2017)(1)	500,000	500,000	0.9%
2.520%-5.000%, 06/15/2017-06/15/2023	250,000	259,624	0.4%
Other New Jersey#		1,492,760	2.5%
Total New Jersey
(Cost $2,256,965)		2,252,384	3.8%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico
Total New Mexico
(Cost $142,330)#		$142,187	0.2%
New York
Metropolitan Transportation Authority
0.650%, 11/01/2035	$300,000	300,000	0.5%
MTA Hudson Rail Yards Trust Obligations
5.000%, 11/15/2046 (Callable 11/15/2019)	500,000	530,875	0.9%
New York City Transitional Finance
Authority Future Tax Secured Revenue
0.940%, 08/01/2022 (Optional Put Date 01/31/2017)(1)	500,000	500,000	0.9%
0.940%, 11/01/2022 (Optional Put Date 01/31/2017)(1)	435,000	435,000	0.7%
5.000%, 11/01/2018	50,000	53,376	0.1%
New York City Water & Sewer System
1.070%, 06/15/2032 (Optional Put Date
01/31/2017)(Callable 01/17/2017)(1)	680,000	680,000	1.2%
New York State Dormitory Authority
1.324%, 05/01/2018 (Callable 01/31/2017)(1)	390,000	389,754	0.7%
Other New York#		1,338,597	2.2%
Total New York
(Cost $4,249,861)		4,227,602	7.2%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (ETM)	650,000	732,654	1.2%
5.000%-6.000%, 01/01/2021-01/01/2022	285,000	328,162	0.6%
State of North Carolina
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,160,550	1.9%
Other North Carolina#		387,698	0.7%
Total North Carolina
(Cost $2,590,918)		2,609,064	4.4%
North Dakota
Jamestown Park District/ND
2.900%, 07/01/2035 (Callable 01/17/2017)	500,000	460,540	0.8%
Other North Dakota#		302,365	0.5%
Total North Dakota
(Cost $775,304)		762,905	1.3%
Ohio
Lake Local School District/Wood County OH
2.000%, 12/01/2018	280,000	283,041	0.5%
Ohio Housing Finance Agency
4.000%, 03/01/2047 (Callable 09/01/2025)	250,000	263,483	0.4%
Other Ohio#		1,334,887	2.3%
Total Ohio
(Cost $1,891,719)		1,881,411	3.2%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oklahoma
Total Oklahoma
(Cost $174,813)#		$175,836	0.3%
Oregon
Total Oregon
(Cost $41,823)#		41,934	0.1%
Pennsylvania
Allegheny County Higher Education Building Authority
4.000%, 10/15/2018(3)	$365,000	378,330	0.6%
Borough of Wilkinsburg PA
1.020%, 07/15/2018	340,000	337,042	0.6%
1.500%, 07/15/2019	315,000	313,447	0.5%
Other Pennsylvania#		2,768,586	4.8%
Total Pennsylvania
(Cost $3,843,398)		3,797,405	6.5%
Puerto Rico
Total Puerto Rico
(Cost $94,637)#		97,755	0.2%
Rhode Island
Total Rhode Island
(Cost $291,678)#		288,152	0.5%
South Carolina
South Carolina State Housing
Finance & Development Authority
4.000%, 07/01/2036 (Callable 07/01/2025)	340,000	358,489	0.6%
Other South Carolina#		354,897	0.6%
Total South Carolina
(Cost $725,690)		713,386	1.2%
Tennessee
Metropolitan Government Nashville
& Davidson County Revenue
1.550%, 11/15/2030
(Mandatory Tender Date 11/03/2020)	500,000	489,750	0.8%
Other Tennessee#		335,426	0.6%
Total Tennessee
(Cost $837,959)		825,176	1.4%
Texas
City of Fort Worth TX
5.000%, 03/01/2026 (Pre-refunded to 03/01/2019)	500,000	537,305	0.9%
City of Round Rock TX
4.000%, 12/01/2024	250,000	272,435	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of San Antonio TX
Electric & Gas Systems Revenue
2.250%, 02/01/2033
(Mandatory Tender Date 12/01/2019)	$1,000,000	$1,007,860	1.7%
Dallas Independent School District
5.000%, 02/15/2036 (Mandatory Tender Date
02/15/2022)(PSF Guaranteed)	340,000	387,012	0.6%
Fort Worth Independent School District
5.000%, 02/15/2029 (Pre-refunded to 02/15/2019)	300,000	322,710	0.6%
Humble Independent School District
5.000%, 02/15/2025 (Pre-refunded to 02/15/2019)	650,000	698,503	1.2%
Texas Transportation Commission State Highway Fund
4.000%, 04/01/2026
(Mandatory Tender Date 10/01/2021)(3)	400,000	433,912	0.7%
Other Texas#		4,661,448	8.0%
Total Texas
(Cost $8,394,853)		8,321,185	14.2%
Utah
Total Utah
(Cost $106,958)#		105,150	0.2%
Vermont
Total Vermont
(Cost $28,327)#		27,129	0.0%
Virgin Islands
Total Virgin Islands
(Cost $110,311)#		107,597	0.2%
Washington
Total Washington
(Cost $413,294)#		412,628	0.7%
Wisconsin
Wisconsin Housing & Economic Development Authority
3.500%, 09/01/2046 (Callable 09/01/2025)	500,000	519,270	0.9%
Other Wisconsin#		1,383,007	2.3%
Total Wisconsin
(Cost $1,927,738)		1,902,277	3.2%
Total Long-Term Investments
(Cost $58,059,910)		57,585,104	98.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Short-Term Investment
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	405,669	$405,669	0.7%
Total Short-Term Investment
(Cost $405,669)		405,669	0.7%
Total Investments
(Cost $58,465,579)		57,990,773	98.8%
Other Assets in Excess of Liabilities		703,117	1.2%
TOTAL NET ASSETS		$58,693,890	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
ETM – Escrowed to Maturity
PSF – Texas Permanent School Fund
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(1)	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
«	7-Day Yield

Summary of Fair Value Exposure at  December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of  December 31, 2016:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$57,585,104	$—	$57,585,104
Total Municipal Bonds	—	57,585,104	—	57,585,104
Short-Term Investment
Money Market Mutual Fund	405,669	—	—	405,669
Total Short-Term Investment	405,669	—	—	405,669
Total Investments	$405,669	$57,585,104	$—	$57,990,773

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2016

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus, and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include, a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

It is perhaps best to think of 2016 as a year of two phases for the municipal bond market, as there were two distinct phases of rate movements, fund flows, and credit spreads.  In the first phase, 10-year tax-free rates fell on sluggish U.S. economic growth, dovish Fed rhetoric, and global uncertainty following the Brexit vote. A favorable supply/demand backdrop strengthened the municipal market in the first phase as steady tax-free fund inflows more than offset a marginal increase in new supply relative to 2015’s pace. The second phase of the 2016 rate cycle began near mid-year as economic data improved and the Fed signaled a desire to hike the fed funds rate, which they did in December by 25 basis points (bps).  Finally, it was the surprise election of Donald Trump, combined with the GOP maintaining majorities in both the U.S. House and Senate, that ultimately pushed tax-free rates up sharply as market sentiment shifted toward faster growth and higher inflation.  With Republicans in full control of the agenda in Washington the probability of both corporate and personal tax reform increased, putting extra pressure on municipal prices following the election.

During a very volatile 2016, the Fund lagged its benchmark. Positive contributors to the Fund’s relative performance include:

•	An overweight to pre-refunded issues due to the shorter average duration relative to other sectors
•	A barbell yield curve allocation provided a modest performance benefit

Detractors from the Fund’s relative performance include:

•	The Fund’s quality allocation, with an underweight to A rated issues, was the primary performance drag

Our base case outlook for 2017 is for a continuation of moderate economic growth and inflation, while acknowledging that a wide range of range of possible outcomes certainly exists.  If the Trump Administration’s policy measures are passed, providing fiscal stimulus to the economy, including tax reform, they are likely to be met by tighter monetary policy from the Fed, limiting the potential improvement in near-term economic growth. For the municipal market, although infrastructure borrowing may increase gradually in 2017, refunding volume is likely to decline with higher rates, leading to less overall supply in 2017 than last year.  The backdrop for municipal credit remains positive, with ongoing economic expansion expected and wider credit spreads due to the post-election selling of municipal issues.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$1,072,284,144

	SEC 30-Day
	Yield(4)
	Institutional Class	2.10%
	Investor Class	1.85%

	Average
	Effective
	Duration	4.42 years

	Average
	Effective
	Maturity	4.88 years

Sector Weightings(1)	Annualized
	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	22.0%

	Number of
	Holdings	339

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2016	Year	Years	Years	Inception(1)
Institutional Class Shares	-0.46%	1.62%	3.63%	4.09%
Investor Class Shares	-0.70%	1.36%	3.36%	3.82%
Bloomberg Barclays Quality Intermediate
Municipal Bond Index(2)	-0.19%	2.20%	3.93%	4.08%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Total Alabama
(Cost $1,034,215)#		$1,081,000	0.1%
Arizona
Total Arizona
(Cost $1,003,270)#		1,020,870	0.1%
Arkansas
Total Arkansas
(Cost $3,130,373)#		3,056,497	0.3%
California
City of Bakersfield CA
0.000%, 04/15/2021 (ETM)	$12,380,000	11,422,778	1.1%
San Joaquin Hills Transportation Corridor Agency
0.000%, 01/01/2020 (ETM)	6,865,000	6,541,796	0.6%
0.000%, 01/01/2023 (ETM)	14,000,000	12,375,580	1.2%
0.000% – 0.000%, 01/01/2027-01/01/2028	1,650,000	1,251,605	0.1%
San Marcos Public Facilities Authority
0.000%, 09/01/2019 (ETM)	17,495,000	16,682,007	1.6%
Other California#		4,842,317	0.4%
Total California
(Cost $50,603,856)		53,116,083	5.0%
Colorado
Dawson Ridge Metropolitan District No. 1
0.000%, 10/01/2022 (ETM)	36,045,000	31,611,826	3.0%
0.000%, 10/01/2022 (ETM)	22,540,000	19,767,805	1.8%
Other Colorado#		13,771,388	1.3%
Total Colorado
(Cost $64,334,140)		65,151,019	6.1%
Connecticut
Total Connecticut
(Cost $4,812,174)#		4,843,180	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Delaware
Total Delaware
(Cost $2,227,811)#		$2,214,260	0.2%
District of Columbia
Total District of Columbia
(Cost $1,127,874)#		1,128,867	0.1%
Florida
County of Miami-Dade FL
4.500%, 10/01/2020	$7,100,000	7,795,374	0.7%
School District of Broward County/FL
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,539,598	0.9%
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,574,937	0.5%
St. Lucie County FL Water & Sewer District
6.000%, 10/01/2020 (ETM)	6,520,000	7,264,128	0.7%
State of Florida
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	14,899,308	1.4%
Other Florida#		44,203,867	4.1%
Total Florida
(Cost $86,230,399)		89,277,212	8.3%
Georgia
Forsyth County Hospital Authority
6.375%, 10/01/2028 (ETM)	8,050,000	10,088,099	0.9%
Other Georgia#		9,281,091	0.9%
Total Georgia
(Cost $19,090,510)		19,369,190	1.8%
Illinois
Chicago Board of Education
6.000%, 01/01/2020	12,745,000	13,451,710	1.3%
Illinois Finance Authority
0.000%, 07/15/2023 (ETM)	25,325,000	21,630,842	2.0%
0.000%, 07/15/2025 (ETM)	31,660,000	25,145,005	2.4%
6.250%-6.625%, 05/01/2022-11/01/2039	2,945,000	3,361,800	0.3%
Kane McHenry Cook & De Kalb
Counties Unit School District No. 300/IL
7.000%, 01/01/2018 (ETM)(Insured by AMBAC)	5,775,000	6,105,041	0.6%
Kendall Kane & Will Counties
Community Unit School District No. 308
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	12,205,548	1.1%
Regional Transportation Authority
6.000%, 07/01/2022	4,705,000	5,584,506	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Schaumburg IL
4.000%, 12/01/2024 (Callable 12/01/2022)	$5,750,000	$6,243,753	0.6%
Other Illinois#		36,481,632	3.3%
Total Illinois
(Cost $129,107,316)		130,209,837	12.1%
Indiana
Total Indiana
(Cost $7,533,933)#		7,648,031	0.7%
Iowa
Iowa Higher Education Loan Authority
5.000%, 09/01/2043 (Pre-refunded to 09/01/2023)	5,050,000	5,883,452	0.6%
2.000%-5.000%, 12/01/2018-10/01/2038	5,420,000	5,920,511	0.5%
Total Iowa
(Cost $12,112,965)		11,803,963	1.1%
Kansas
Total Kansas
(Cost $4,392,001)#		4,449,260	0.4%
Kentucky
Total Kentucky
(Cost $252,854)#		246,856	0.0%
Louisiana
Louisiana Public Facilities Authority
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	11,470,000	14,210,069	1.3%
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	22,075,000	27,446,068	2.6%
6.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	6,655,000	7,468,840	0.7%
State of Louisiana
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,032,000	1.0%
Other Louisiana#		3,999,550	0.4%
Total Louisiana
(Cost $60,578,565)		64,156,527	6.0%
Maryland
Total Maryland
(Cost $3,642,892)#		3,631,988	0.3%
Massachusetts
Commonwealth of Massachusetts
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,004,700	1.5%
Other Massachusetts#		6,156,878	0.6%
Total Massachusetts
(Cost $21,962,087)		22,161,578	2.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan
Michigan Finance Authority
5.000%, 01/01/2019	$7,000,000	$7,509,740	0.7%
Other Michigan#		25,071,296	2.3%
Total Michigan
(Cost $32,467,094)		32,581,036	3.0%
Minnesota
University of Minnesota
5.500%, 07/01/2021 (ETM)	10,380,000	11,638,160	1.1%
Other Minnesota#		1,754,026	0.2%
Total Minnesota
(Cost $13,435,867)		13,392,186	1.3%
Missouri
Total Missouri
(Cost $3,754,940)#		3,653,722	0.3%
Nebraska
Total Nebraska
(Cost $2,033,872)#		2,037,917	0.2%
New Hampshire
Total New Hampshire
(Cost $3,012,025)#		3,052,342	0.3%
New Jersey
Total New Jersey
(Cost $18,903,242)#		19,013,621	1.8%
New Mexico
Total New Mexico
(Cost $4,089,594)#		3,970,273	0.4%
New York
City of New York NY
5.000%, 08/01/2022	5,000,000	5,750,150	0.5%
Metropolitan Transportation Authority
6.000%, 04/01/2020 (ETM)	13,615,000	14,682,688	1.4%
5.000%, 11/15/2028 (Callable 05/15/2026)	1,300,000	1,513,096	0.1%
New York State Dormitory Authority
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	13,611,857	1.3%
Other New York#		10,800,350	1.0%
Total New York
(Cost $45,839,900)		46,358,141	4.3%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (Callable 01/30/2017)(ETM)	$10,355,000	$11,464,228	1.1%
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	11,740,000	12,969,882	1.2%
5.000%-6.400%, 01/01/2017-01/01/2021	5,522,000	5,890,017	0.5%
Other North Carolina#		1,677,920	0.2%
Total North Carolina
(Cost $31,957,607)		32,002,047	3.0%
North Dakota
Total North Dakota
(Cost $5,845,721)#		5,624,470	0.5%
Ohio
Ohio Housing Finance Agency
4.000%, 03/01/2047 (Callable 09/01/2025)	7,590,000	7,999,329	0.7%
State of Ohio
5.000%, 06/15/2021	6,740,000	7,641,745	0.7%
Other Ohio#		10,695,039	1.1%
Total Ohio
(Cost $26,263,569)		26,336,113	2.5%
Oregon
Total Oregon
(Cost $7,204,901)#		7,005,291	0.7%
Pennsylvania
Pennsylvania Convention Center Authority
6.000%, 09/01/2019 (ETM)	14,055,000	15,084,388	1.4%
Other Pennsylvania#		17,865,548	1.7%
Total Pennsylvania
(Cost $33,219,339)		32,949,936	3.1%
Puerto Rico
Total Puerto Rico
(Cost $12,493,578)#		12,123,567	1.1%
Rhode Island
State of Rhode Island
5.000%, 08/01/2024	5,000,000	5,853,600	0.5%
Total Rhode Island
(Cost $5,843,744)		5,853,600	0.5%
South Carolina
Piedmont Municipal Power Agency
6.750%, 01/01/2020 (ETM)	6,450,000	7,391,249	0.7%
Other South Carolina#		5,396,203	0.5%
Total South Carolina
(Cost $12,394,949)		12,787,452	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
Total South Dakota
(Cost $435,381)#		$405,040	0.0%
Tennessee
Total Tennessee
(Cost $7,395,209)#		7,530,588	0.7%
Texas
City of Houston TX Combined Utility System Revenue
0.000%, 12/01/2019 (ETM)(Insured by AGM)	$13,355,000	12,677,501	1.2%
5.500%, 12/01/2029 (ETM)	16,050,000	20,689,092	1.9%
5.500%, 12/01/2024 (ETM)	1,735,000	2,093,451	0.2%
City of San Antonio TX Electric & Gas Systems Revenue
5.650%, 02/01/2019 (ETM)	9,765,000	10,297,778	1.0%
County of Harris TX
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,930,000	7,470,886	0.7%
5.000%-5.750%, 10/01/2020-08/15/2027	7,810,000	9,205,607	0.9%
Harris County Health Facilities Development Corp.
5.750%, 07/01/2027 (ETM)	5,000,000	6,090,700	0.6%
Lamar Consolidated Independent School District
5.000%, 02/15/2026
(Callable 02/15/2025)(PSF Guaranteed)	5,860,000	6,934,079	0.6%
North East Independent School District/TX
5.000%, 08/01/2021 (PSF Guaranteed)	6,095,000	6,898,626	0.7%
5.000%, 08/01/2023 (PSF Guaranteed)	5,805,000	6,794,462	0.6%
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,447,760	0.3%
Tarrant County Health Facilities Development Corp.
6.000%, 09/01/2024 (ETM)	6,745,000	7,795,062	0.7%
The University of Texas System
5.000%, 08/15/2022	9,530,000	11,034,692	1.0%
Tomball Independent School District
5.000%, 02/15/2025 (PSF Guaranteed)	5,865,000	7,025,742	0.7%
Other Texas#		119,681,576	11.1%
Total Texas
(Cost $235,512,755)		238,137,014	22.2%
Utah
Total Utah
(Cost $8,671,245)#		8,972,641	0.8%
Virginia
Total Virginia
(Cost $4,326,723)#		4,287,847	0.4%
Washington
State of Washington
5.500%, 07/01/2023	5,040,000	5,906,527	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington Health Care Facilities Authority
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	$8,100,000	$8,725,887	0.8%
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,770,000	5,632,178	0.5%
6.125%-6.250%, 08/01/2028-11/15/2031	1,965,000	2,176,780	0.2%
Other Washington#		19,215,394	1.8%
Total Washington
(Cost $41,569,593)		41,656,766	3.9%
West Virginia
Total West Virginia
(Cost $1,188,250)#		1,193,099	0.1%
Wisconsin
Total Wisconsin
(Cost $10,479,025)#		10,070,633	0.9%
Total Long-Term Investments
(Cost $1,041,515,358)		1,055,561,560	98.4%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	914,486	914,486	0.1%
Total Short-Term Investment
(Cost $914,486)		914,486	0.1%
Total Investments
(Cost $1,042,429,844)		1,056,476,046	98.5%
Other Assets in Excess of Liabilities		15,808,098	1.5%
TOTAL NET ASSETS		$1,072,284,144	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
ETM – Escrowed to Maturity
PSF – Texas Permanent School Fund
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$1,055,561,560	$—	$1,055,561,560
Total Municipal Bonds	—	1,055,561,560	—	1,055,561,560
Short-Term Investment
Money Market Mutual Fund	914,486	—	—	914,486
Total Short-Term Investment	914,486	—	—	914,486
Total Investments	$914,486	$1,055,561,560	$—	$1,056,476,046

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2016

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

During a very volatile 2016, the Fund generated positive absolute performance and outperformed its benchmark.

It is perhaps best to think of 2016 as a year of two phases for the municipal bond market, as there were two distinct phases of rate movements, fund flows, and credit spreads.  In the first phase, 10-year tax-free rates fell on sluggish U.S. economic growth, dovish Fed rhetoric, and global uncertainty following the Brexit vote. A favorable supply/demand backdrop strengthened the municipal market in the first phase as steady tax-free fund inflows more than offset a marginal increase in new supply relative to 2015’s pace. The second phase of the 2016 rate cycle began near mid-year as economic data improved and the Fed signaled a desire to hike the fed funds rate, which they did in December by basis points (25) bps.  Finally, it was the surprise election of Donald Trump, combined with the GOP maintaining majorities in both the U.S. House and Senate, that ultimately pushed tax-free rates up sharply as market sentiment shifted toward faster growth and higher inflation.  With Republicans in full control of the agenda in Washington the probability of both corporate and personal tax reform increased, putting extra pressure on municipal prices following the election.

Positive contributors to the Fund’s relative performance include:

•	Security selection was the most significant factor in 2016
•	An overweight to the Revenue sector, particularly Housing and Healthcare issues
•	A barbell curve allocation enhanced returns for the year
Detractors from the Fund’s relative performance include:

•	A modest overweight to BBB-rated issues muted returns as credit spreads widened

Our base case outlook for 2017 is for a continuation of moderate economic growth and inflation, while acknowledging that a wide range of range of possible outcomes certainly exists.  If the Trump Administration’s policy measures are passed, providing fiscal stimulus to the economy, including tax reform, they are likely to be met by tighter monetary policy from the Fed, limiting the potential improvement in near-term economic growth. For the municipal market, although infrastructure borrowing may increase gradually in 2017, refunding volume is likely to decline with higher rates, leading to less overall supply in 2017 than last year.  The backdrop for municipal credit remains positive, with ongoing economic expansion expected and wider credit spreads due to the post-election selling of municipal issues.

Baird Core Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics
Quality Distribution(1)(2)

	Net Assets	$97,704,494

	SEC 30-Day
	Yield(4)
	Institutional Class	2.13%
	Investor Class	1.87%

	Average
	Effective
	Duration	4.65 years

	Average
	Effective
	Maturity	4.92 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	94.8%

	Number of
	Holdings	346

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2016.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2016 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2016	Year	Inception(1)
Institutional Class Shares	1.14%	2.35%
Investor Class Shares	0.91%	2.11%
Bloomberg Barclays Municipal Bond (1-15 Year) Index(2)	0.01%	1.38%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2016.
(2)
The Bloomberg Barclays Municipal Bond (1-15 Year) Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Special Care Facilities Financing
Authority of the City of Pell City AL
5.000%, 12/01/2031 (Callable 12/01/2021)	$1,000,000	$1,059,180	1.1%
Other Alabama#		1,592,198	1.6%
Total Alabama
(Cost $2,675,735)		2,651,378	2.7%
Alaska
Alaska Municipal Bond Bank Authority
5.000%, 08/01/2027 (Callable 08/01/2023)	500,000	554,200	0.6%
Other Alaska#		792,800	0.8%
Total Alaska
(Cost $1,375,362)		1,347,000	1.4%
Arizona
City of Tucson AZ Water System Revenue
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	573,645	0.6%
Other Arizona#		1,989,690	2.0%
Total Arizona
(Cost $2,610,311)		2,563,335	2.6%
Arkansas
Total Arkansas
(Cost $1,181,750)#		1,178,012	1.2%
California
Corona-Norca Unified School District
0.000%, 08/01/2039
(Callable 08/01/2027)(Insured by AGM)	415,000	533,113	0.6%
East Bay Municipal Utility District Water System Revenue
5.000%, 06/01/2033 (Callable 06/01/2024)	475,000	548,910	0.6%
Los Angeles CA Department of Water & Power Systems
0.540%, 07/01/2035	700,000	700,000	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Redondo Beach Unified School District
6.375%, 08/01/2034 (Callable 08/01/2026)	$455,000	$587,200	0.6%
San Bernardino City Unified School District
5.000%, 08/01/2027
(Callable 08/01/2023)(Insured by AGM)	450,000	509,909	0.5%
San Diego Unified School District/CA
5.000%, 07/01/2030 (Callable 07/01/2026)	570,000	675,427	0.7%
State of California
5.250%, 10/01/2020 (Callable 10/01/2019)	1,050,000	1,151,682	1.2%
0.670%-5.000%, 10/01/2029-05/01/2034	800,000	835,735	0.8%
Westlands Water District
5.000%, 09/01/2030 (Pre-refunded to
09/01/2022)(Insured by AGM)	500,000	581,275	0.6%
Other California#		4,681,708	4.8%
Total California
(Cost $10,820,916)		10,804,959	11.1%
Colorado
Colorado Educational & Cultural Facilities Authority
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	541,030	0.5%
Vista Ridge Metropolitan District
5.000%, 12/01/2025 (Insured by BAM)	600,000	679,122	0.7%
5.000%, 12/01/2026 (Insured by BAM)	460,000	522,689	0.5%
Weld County CO School District
5.000%, 12/15/2029 (Callable 12/15/2026)	1,150,000	1,338,945	1.4%
Other Colorado#		1,240,564	1.3%
Total Colorado
(Cost $4,321,782)		4,322,350	4.4%
District of Columbia
District of Columbia Housing Finance Agency
3.500%, 06/15/2023	500,000	508,095	0.5%
Other District of Columbia#		951,816	1.0%
Total District of Columbia
(Cost $1,508,193)		1,459,911	1.5%
Florida
City of Orlando FL
5.250%, 11/01/2026 (Pre-refunded to 05/01/2024)	500,000	603,350	0.6%
5.000%-5.250%, 10/01/2027-11/01/2029	380,000	449,779	0.5%
Other Florida#		1,878,194	1.9%
Total Florida
(Cost $2,932,992)		2,931,323	3.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Georgia
City of Atlanta GA
5.000%, 01/01/2028 (Callable 01/01/2020)	$1,000,000	$1,071,270	1.1%
5.000%, 01/01/2025 (Callable 01/01/2020)	225,000	241,976	0.2%
Other Georgia#		1,154,175	1.2%
Total Georgia
(Cost $2,471,999)		2,467,421	2.5%
Illinois
Chicago O’Hare International Airport
5.500%, 01/01/2031 (Callable 01/01/2021)	500,000	558,625	0.6%
Illinois Finance Authority
1.782%-5.250%, 11/15/2017-05/01/2036	1,130,000	1,184,802	1.2%
Other Illinois#		8,074,097	8.2%
Total Illinois
(Cost $9,928,598)		9,817,524	10.0%
Indiana
Total Indiana
(Cost $1,356,530)#		1,327,484	1.4%
Iowa
Iowa Higher Education Loan Authority
2.000%, 12/01/2018 (Callable 06/01/2018)	1,000,000	998,690	1.0%
Other Iowa#		203,676	0.2%
Total Iowa
(Cost $1,205,598)		1,202,366	1.2%
Kansas
Total Kansas
(Cost $1,056,907)#		1,053,677	1.1%
Kentucky
Paducah Electric Plant Board
5.000%, 10/01/2026 (Insured by AGM)	450,000	518,927	0.5%
Other Kentucky#		87,192	0.1%
Total Kentucky
(Cost $628,798)		606,119	0.6%
Louisiana
Total Louisiana
(Cost $50,960)#		50,951	0.1%
Maine
Maine State Housing Authority
4.000%, 11/15/2045 (Callable 11/15/2025)	625,000	660,731	0.7%
Other Maine#		305,800	0.3%
Total Maine
(Cost $986,583)		966,531	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts
Town of Ashburnham MA
4.250%, 07/01/2021 (Callable 07/01/2018)	$700,000	$726,131	0.7%
Other Massachusetts#		495,007	0.6%
Total Massachusetts
(Cost $1,220,843)		1,221,138	1.3%
Michigan
Lake Orion Community School District
5.000%, 05/01/2025 (Insured By Q-SBLF)	1,635,000	1,914,879	2.0%
Michigan Finance Authority
5.500%, 06/01/2021 (Pre-refunded to 06/01/2017)	500,000	524,040	0.5%
Other Michigan#		1,373,999	1.4%
Total Michigan
(Cost $3,801,302)		3,812,918	3.9%
Minnesota
Minnesota Housing Finance Agency
4.000%, 01/01/2047 (Callable 01/01/2026)	1,150,000	1,213,446	1.2%
Other Minnesota#		157,441	0.2%
Total Minnesota
(Cost $1,376,971)		1,370,887	1.4%
Mississippi
Mississippi Business Finance Corp.
0.740%, 11/01/2035 (Callable 01/03/2017)
(Optional Put Date 01/31/2017)(1)	600,000	600,000	0.6%
Mississippi Development Bank
5.500%, 10/01/2019	550,000	592,938	0.6%
Other Mississippi#		384,651	0.4%
Total Mississippi
(Cost $1,576,873)		1,577,589	1.6%
Missouri
Total Missouri
(Cost $1,622,503)#		1,611,242	1.6%
Montana
Montana Board of Housing
3.600%, 12/01/2030 (Callable 06/01/2022)	505,000	499,536	0.5%
Total Montana
(Cost $520,767)		499,536	0.5%
Nebraska
Total Nebraska
(Cost $987,311)#		953,793	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nevada
Total Nevada
(Cost $755,681)#		$742,312	0.8%
New Jersey
New Jersey Turnpike Authority
5.000%, 01/01/2026 (Callable 01/01/2023)	$500,000	570,915	0.6%
Other New Jersey#		2,491,845	2.5%
Total New Jersey
(Cost $3,054,160)		3,062,760	3.1%
New York
City of New York NY
0.620%, 10/01/2039	600,000	600,000	0.6%
0.720%, 10/01/2039 (Optional Put Date 01/31/2017)(1)	600,000	600,000	0.6%
City of New York NY Transitional Revenue
0.620%, 11/01/2022	600,000	600,000	0.6%
Metropolitan Transportation Authority
5.000%, 11/15/2028 (Callable 05/15/2026)	1,000,000	1,163,920	1.2%
0.650%, 11/01/2035	700,000	700,000	0.7%
5.000%, 11/15/2038 (Callable 11/15/2023)	170,000	188,158	0.2%
MTA Hudson Rail Yards Trust Obligations
5.000%, 11/15/2046 (Callable 11/15/2019)	500,000	530,875	0.6%
Other New York#		1,247,114	1.3%
Total New York
(Cost $5,640,242)		5,630,067	5.8%
North Carolina
Total North Carolina
(Cost $524,003)#		521,758	0.5%
North Dakota
Jamestown Park District/ND
2.900%, 07/01/2035 (Callable 01/17/2017)	1,000,000	921,080	0.9%
North Dakota Housing Finance Agency
3.500%, 07/01/2046 (Callable 01/01/2026)	500,000	516,850	0.5%
Other North Dakota#		848,865	0.9%
Total North Dakota
(Cost $2,351,727)		2,286,795	2.3%
Ohio
City of Cleveland OH
5.000%, 10/01/2023	430,000	498,297	0.5%
Montgomery County OH Hospital Revenue
0.610%, 11/15/2039	800,000	800,000	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ohio Housing Finance Agency
4.000%, 03/01/2047 (Callable 09/01/2025)	$495,000	$521,695	0.5%
Other Ohio#		3,421,978	3.6%
Total Ohio
(Cost $5,316,706)		5,241,970	5.4%
Oklahoma
Total Oklahoma
(Cost $355,907)#		361,096	0.4%
Pennsylvania
Pennsylvania Housing Finance Agency
3.500%, 10/01/2046 (Callable 10/01/2025)	545,000	564,702	0.6%
Pennsylvania Turnpike Commission
0.000%-5.000%, 12/01/2023-12/01/2038	1,003,850	1,113,645	1.1%
Other Pennsylvania#		1,560,993	1.6%
Total Pennsylvania
(Cost $3,268,772)		3,239,340	3.3%
Puerto Rico
Puerto Rico Public Finance Corp.
5.500%, 08/01/2027 (ETM)(Insured by AMBAC)	500,000	615,065	0.6%
Other Puerto Rico#		341,954	0.4%
Total Puerto Rico
(Cost $985,424)		957,019	1.0%
Rhode Island
Total Rhode Island
(Cost $474,642)#		469,533	0.5%
South Carolina
Scago Educational Facilities Corp. for Union School District
5.000%, 12/01/2023 (Insured by BAM)	500,000	570,305	0.6%
Other South Carolina#		814,705	0.8%
Total South Carolina
(Cost $1,385,437)		1,385,010	1.4%
South Dakota
Total South Dakota
(Cost $355,045)#		356,187	0.4%
Tennessee
Total Tennessee
(Cost $776,800)#		765,433	0.8%
Texas
Mesquite Independent School District
5.000%, 08/15/2029
(Callable 08/15/2025)(PSF Guaranteed)	500,000	584,055	0.6%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Texas Tollway Authority
5.000%, 01/01/2033	$675,000	$767,563	0.8%
0.000%-5.000%, 01/01/2024-09/01/2043	375,000	390,515	0.4%
Washington County Junior College District
5.000%, 10/01/2028
(Callable 04/01/2026)(Insured by BAM)	500,000	582,780	0.6%
Other Texas#		6,397,232	6.5%
Total Texas
(Cost $8,827,443)		8,722,145	8.9%
Utah
Utah Housing Corp.
4.000%, 01/01/2045 (Callable 01/01/2026)	485,000	509,977	0.5%
Other Utah#		188,966	0.2%
Total Utah
(Cost $707,810)		698,943	0.7%
Virgin Islands
Total Virgin Islands
(Cost $441,244)#		430,388	0.4%
Washington
State of Washington
5.000%, 02/01/2038 (Callable 02/01/2024)	645,000	724,890	0.7%
Other Washington#		724,533	0.8%
Total Washington
(Cost $1,480,121)		1,449,423	1.5%
Wisconsin
Wisconsin Health & Educational Facilities Authority
5.000%-5.250%, 09/01/2018-10/15/2039	$1,500,000	1,637,783	1.7%
Other Wisconsin#		1,826,043	1.8%
Total Wisconsin
(Cost $3,518,906)		3,463,826	3.5%
Total Long-Term Investments
(Cost $96,439,654)		95,581,449	97.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	1,459,565	$1,459,565	1.5%
Total Short-Term Investment
(Cost $1,459,565)		1,459,565	1.5%
Total Investments
(Cost $97,899,219)		97,041,014	99.3%
Other Assets in Excess of Liabilities		663,480	0.7%
TOTAL NET ASSETS		$97,704,494	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
ETM – Escrowed to Maturity
PSF – Texas Permanent School Fund
Q-SBLF – Qualified School Building Loan Fund
(1)	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities’ rates are as of December 31, 2016.
(2)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
«	7-Day Yield

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Municipal Bonds
Municipal Bonds	$—	$95,581,449	$—	$95,581,449
Total Municipal Bonds	—	95,581,449	—	95,581,449
Short-Term Investment
Money Market Mutual Fund	1,459,565	—	—	1,459,565
Total Short-Term Investment	1,459,565	—	—	1,459,565
Total Investments	$1,459,565	$95,581,449	$—	$97,041,014

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report. See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2016 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/16	12/31/16	Period(1)	12/31/16	Period(1)
Baird Ultra Short
Bond Fund
Institutional Class	0.15%	$1,000.00	$1,006.30	$0.76	$1,024.38	$0.76
Investor Class	0.40%	$1,000.00	$1,005.10	$2.02	$1,023.13	$2.03

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$ 999.20	$1.51	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 997.90	$2.76	$1,022.37	$2.80

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$ 984.00	$1.50	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 983.30	$2.74	$1,022.37	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$ 979.70	$1.49	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 978.20	$2.73	$1,022.37	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$ 987.00	$1.50	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 985.40	$2.74	$1,022.37	$2.80

Baird Short-Term
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$ 989.70	$1.50	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 988.60	$2.75	$1,022.37	$2.80

Baird Quality Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$ 970.70	$1.49	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 969.20	$2.72	$1,022.37	$2.80

Baird Core Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$ 972.10	$1.49	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$ 970.90	$2.72	$1,022.37	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 366 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2016

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $386,790,408, $3,906,907,626,
$2,326,397,872, respectively)	$386,921,306	$3,899,614,407	$2,316,638,431
Interest receivable	1,853,138	24,651,434	14,885,668
Receivable for investments sold	9,962,731	—	20
Receivable for Fund shares sold	1,810,015	66,523,028	4,304,318
Uninvested cash	—	—	2,621
Receivable for Securities Lending	—	—	2,283
Prepaid expenses and other assets	19	68,902	256,633
Total assets	400,547,209	3,990,857,771	2,336,089,974
LIABILITIES:
Payable for securities purchased	7,990,843	112,243,337	28,126,190
Payable for Fund shares repurchased	—	2,048,482	173,716
Payable to Advisor and Distributor, net	50,765	1,007,568	623,632
Other liabilities	727	1,368,923	201
Total liabilities	8,042,335	116,668,310	28,923,739
NET ASSETS	$392,504,874	$3,874,189,461	$2,307,166,235
NET ASSETS CONSIST OF:
Capital stock	$392,588,925	$3,880,725,321	$2,316,811,372
Distributions in excess of
net investment income	17,622	183,869	142,642
Accumulated net realized
gain (loss) on investments sold	(232,571)	573,490	(28,338)
Net unrealized appreciation/depreciation
on investments	130,898	(7,293,219)	(9,759,441)
NET ASSETS	$392,504,874	$3,874,189,461	$2,307,166,235
INSTITUTIONAL CLASS SHARES
Net Assets	$387,267,820	$3,769,333,921	$2,209,066,034
Shares outstanding ($0.01 par value,
unlimited shares authorized)	38,605,813	390,057,414	201,285,688
Net asset value, offering and
redemption price per share	$10.03	$9.66	$10.97
INVESTOR CLASS SHARES
Net Assets	$5,237,054	$104,855,540	$98,100,201
Shares outstanding ($0.01 par value,
unlimited shares authorized)	522,193	10,851,747	8,572,608
Net asset value, offering and
redemption price per share	$10.03	$9.66	$11.44

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2016

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $10,789,560,019 and
$13,017,656,058, respectively)	$10,698,357,568	$12,924,155,264
Interest receivable	65,218,482	91,235,001
Receivable for investments sold	1,953	124
Receivable for Fund shares sold	83,099,429	152,183,124
Uninvested cash	79,447	1,386,220
Prepaid expenses and other assets	458,186	40,836
Total assets	10,847,215,065	13,169,000,569
LIABILITIES:
Payable for securities purchased	256,872,757	236,428,029
Payable for Fund shares repurchased	8,330,009	22,584,279
Payable to Advisor and Distributor, net	2,987,921	4,542,400
Other liabilities	22	817
Total liabilities	268,190,709	263,555,525
NET ASSETS	$10,579,024,356	$12,905,445,044
NET ASSETS CONSIST OF:
Capital stock	$10,678,193,610	$13,004,316,575
Distributions in excess of net investment income	547,786	835,411
Accumulated net realized gain on investments sold	(8,514,589)	(6,206,148)
Net unrealized depreciation on investments	(91,202,451)	(93,500,794)
NET ASSETS	$10,579,024,356	$12,905,445,044
INSTITUTIONAL CLASS SHARES
Net Assets	$9,769,933,336	$10,023,607,537
Shares outstanding ($0.01 par value,
unlimited shares authorized)	913,156,998	909,048,912
Net asset value, offering and
redemption price per share	$10.70	$11.03
INVESTOR CLASS SHARES
Net Assets	$809,091,020	$2,881,837,507
Shares outstanding ($0.01 par value,
unlimited shares authorized)	73,241,436	251,464,110
Net asset value, offering and
redemption price per share	$11.05	$11.46

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2016

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $58,465,579, $1,042,429,844, and
$97,899,219, respectively)	$57,990,773	$1,056,476,046	$97,041,014
Interest receivable	451,759	11,938,357	818,963
Receivable for investments sold	—	10,433,195	7,916,435
Receivable for Fund shares sold	1,013,117	5,074,764	—
Prepaid expenses and other assets	—	8	—
Total assets	59,455,649	1,083,922,370	105,776,412
LIABILITIES:
Payable for securities purchased	720,528	4,840,905	7,861,265
Payable for Fund shares repurchased	24,878	6,416,331	103,935
Payable to Advisor and Distributor, net	16,102	380,990	22,172
Accrued expenses and other liabilities	251	—	84,546
Total liabilities	761,759	11,638,226	8,071,918
NET ASSETS	$58,693,890	$1,072,284,144	$97,704,494
NET ASSETS CONSIST OF:
Capital stock	$59,193,323	$1,064,335,478	$98,866,533
Accumulated undistributed
net investment income
(distributions in excess of)	947	—	3,148
Accumulated net realized loss on
investments sold	(25,574)	(6,097,536)	(306,982)
Net unrealized appreciation/depreciation
on investments	(474,806)	14,046,202	(858,205)
NET ASSETS	$58,693,890	$1,072,284,144	$97,704,494
INSTITUTIONAL CLASS SHARES
Net Assets	$52,363,212	$936,195,743	$96,349,940
Shares outstanding ($0.01 par value,
unlimited shares authorized)	5,250,648	81,938,844	9,629,893
Net asset value, offering and
redemption price per share	$9.97	$11.43	$10.01
INVESTOR CLASS SHARES
Net Assets	$6,330,678	$136,088,401	$1,354,554
Shares outstanding ($0.01 par value,
unlimited shares authorized)	635,537	11,641,240	135,434
Net asset value, offering and
redemption price per share	$9.96	$11.69	$10.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2016

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$3,014,395	$66,069,273	$52,330,147
Income from securities lending (Note 6)	1,102	124,367	115,159
Other income	593	26,490	40,603
Total investment income	3,016,090	66,220,130	52,485,909
EXPENSES:
Investment advisory fees	627,831	8,861,483	5,224,454
Administration fees	125,566	1,772,296	1,044,891
Interest Expense (Note 7)	144	—	—
Distribution expense –
Investor Class Shares (Note 8)	6,592	175,294	258,062
Total expenses	760,133	10,809,073	6,527,407
Fee waiver by Advisor (Note 5)	(376,698)	—	—
Net expenses	383,435	10,809,073	6,527,407
NET INVESTMENT INCOME	2,632,655	55,411,057	45,958,502

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(78,925)	5,195,831	5,900,423
Change in unrealized
appreciation/depreciation on investments	1,107,222	15,426,285	(1,122,437)
Net realized and unrealized
gain on investments	1,028,297	20,622,116	4,777,986
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,660,952	$76,033,173	$50,736,488

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2016

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$223,879,970	$325,958,961
Income from securities lending (Note 6)	235,973	529,588
Other income	94,611	101,596
Total investment income	224,210,554	326,590,145
EXPENSES:
Investment advisory fees	21,945,447	28,094,917
Administration fees	4,389,089	5,618,984
Distribution expense –
Investor Class Shares (Note 8)	1,498,734	6,387,804
Total expenses	27,833,270	40,101,705
NET INVESTMENT INCOME	196,377,284	286,488,440

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	32,403,391	43,549,062
Change in unrealized
appreciation/depreciation on investments	(16,871,849)	90,818,651
Net realized and unrealized gain on investments	15,531,542	134,367,713
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$211,908,826	$420,856,153

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2016

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$501,761	$30,020,372	$1,473,180
Other income	681	—	6,921
Total investment income	502,442	30,020,372	1,480,101
EXPENSES:
Investment advisory fees	72,028	3,013,842	176,925
Administration fees	14,406	602,768	35,385
Interest Expense (Note 7)	—	—	1,038
Distribution expense –
Investor Class Shares (Note 8)	2,672	390,171	1,637
Total expenses	89,106	4,006,781	214,985
NET INVESTMENT INCOME	413,336	26,013,591	1,265,116

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(14,434)	(4,831,770)	117,545
Change in unrealized
depreciation on investments	(511,890)	(27,953,071)	(1,332,991)
Net realized and unrealized
loss on investments	(526,324)	(32,784,841)	(1,215,446)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(112,988)	$(6,771,250)	$49,670

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$2,632,655	$1,199,495
Net realized gain (loss) on investments	(78,925)	20,975
Change in unrealized appreciation/depreciation
on investments	1,107,222	(791,398)
Net increase in net assets resulting from operations	3,660,952	429,072

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	414,868,100	184,101,859
Shares issued to holders in
reinvestment of distributions	2,609,293	1,160,831
Cost of shares redeemed	(216,466,024)	(79,248,259)
Net increase in net assets resulting
from capital share transactions	201,011,369	106,014,431

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(2,667,617)	(1,283,032)
Total Distributions	(2,667,617)	(1,283,032)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(23,258)	(5,607)
Total Distributions	(23,258)	(5,607)

TOTAL INCREASE IN NET ASSETS	201,981,446	105,154,864

NET ASSETS:
Beginning of year	190,523,428	85,368,564
End of year (including accumulated
undistributed net investment income
of $17,622 and $17,379, respectively)	$392,504,874	$190,523,428

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$55,411,057	$37,079,091
Net realized gain on investments	5,195,831	4,894,794
Change in unrealized appreciation/depreciation
on investments	15,426,285	(17,981,848)
Net increase in net assets resulting from operations	76,033,173	23,992,037

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,123,359,734	1,344,761,825
Shares issued to holders in
reinvestment of distributions	51,203,187	39,526,909
Cost of shares redeemed	(1,336,016,853)	(1,022,131,532)
Net increase in net assets resulting
from capital share transactions	838,546,068	362,157,202

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(55,717,798)	(44,451,797)
From net realized gains	(282,221)	(1,279,663)
Total Distributions	(56,000,019)	(45,731,460)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(990,914)	(499,196)
From net realized gains	(8,002)	(17,313)
Total Distributions	(998,916)	(516,509)

TOTAL INCREASE IN NET ASSETS	857,580,306	339,901,270

NET ASSETS:
Beginning of year	3,016,609,155	2,676,707,885
End of year (including accumulated
undistributed net investment income
of $183,869 and $202,243, respectively)	$3,874,189,461	$3,016,609,155

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$45,958,502	$37,098,867
Net realized gain on investments	5,900,423	6,368,705
Change in unrealized depreciation
on investments	(1,122,437)	(29,926,270)
Net increase in net assets resulting from operations	50,736,488	13,541,302

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	737,295,663	579,672,473
Shares issued to holders in
reinvestment of distributions	44,018,187	38,528,099
Cost of shares redeemed	(364,012,750)	(280,699,940)
Net increase in net assets resulting
from capital share transactions	417,301,100	337,500,632

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(44,572,517)	(36,711,858)
From net realized gains	(4,500,976)	(5,444,825)
Total Distributions	(49,073,493)	(42,156,683)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,932,745)	(2,032,634)
From net realized gains	(192,882)	(303,761)
Total Distributions	(2,125,627)	(2,336,395)

TOTAL INCREASE IN NET ASSETS	416,838,468	306,548,856

NET ASSETS:
Beginning of year	1,890,327,767	1,583,778,911
End of year (including accumulated
undistributed net investment income
of $142,642 and $155,059, respectively)	$2,307,166,235	$1,890,327,767

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$196,377,284	$121,685,194
Net realized gain on investments	32,403,391	21,969,042
Change in unrealized depreciation on investments	(16,871,849)	(152,187,244)
Net increase (decrease) in net assets
resulting from operations	211,908,826	(8,533,008)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,417,337,933	4,245,682,244
Shares issued to holders in
reinvestment of distributions	202,259,552	111,982,131
Cost of shares redeemed	(1,765,728,702)	(1,155,475,332)
Net increase in net assets resulting
from capital share transactions	3,853,868,783	3,202,189,043

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(201,214,756)	(125,932,125)
From net realized gains	(19,044,575)	—
Total Distributions	(220,259,331)	(125,932,125)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(13,013,723)	(9,901,008)
From net realized gains	(1,543,019)	—
Total Distributions	(14,556,742)	(9,901,008)

TOTAL INCREASE IN NET ASSETS	3,830,961,536	3,057,822,902

NET ASSETS:
Beginning of year	6,748,062,820	3,690,239,918
End of year (including accumulated
undistributed net investment income
of $547,786 and $206,498, respectively)	$10,579,024,356	$6,748,062,820

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$286,488,440	$208,299,299
Net realized gain on investments	43,549,062	33,091,952
Change in unrealized appreciation/depreciation
on investments	90,818,651	(263,684,236)
Net increase (decrease) in net assets
resulting from operations	420,856,153	(22,292,985)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,478,976,936	4,831,257,948
Shares issued to holders in
reinvestment of distributions	311,703,965	220,307,283
Cost of shares redeemed	(2,357,448,098)	(2,128,911,254)
Net increase in net assets resulting
from capital share transactions	3,433,232,803	2,922,653,977

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(244,902,899)	(177,376,139)
From net realized gains	(19,110,766)	—
Total Distributions	(264,013,665)	(177,376,139)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(62,615,650)	(56,262,268)
From net realized gains	(5,344,093)	—
Total Distributions	(67,959,743)	(56,262,268)

TOTAL INCREASE IN NET ASSETS	3,522,115,548	2,666,722,585

NET ASSETS:
Beginning of year	9,383,329,496	6,716,606,911
End of year (including accumulated
undistributed net investment income
of $835,411 and $396,055, respectively)	$12,905,445,044	$9,383,329,496

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

		August 31, 2015^
	Year Ended	through
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$413,336	$45,049
Net realized gain (loss) on investments	(14,434)	13,112
Change in unrealized appreciation/depreciation
on investments	(511,890)	37,084
Net increase (decrease) in net assets
resulting from operations	(112,988)	95,245

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,918,064	12,347,906
Shares issued to holders in
reinvestment of distributions	310,787	32,065
Cost of shares redeemed	(13,385,694)	(13,607)
Net increase in net assets resulting
from capital share transactions	46,843,157	12,366,364

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(404,698)	(44,658)
From net realized gains	(20,120)	(10,100)
Total Distributions	(424,818)	(54,758)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(15,654)	(190)
From net realized gains	(2,421)	(47)
Total Distributions	(18,075)	(237)

TOTAL INCREASE IN NET ASSETS	46,287,276	12,406,614

NET ASSETS:
Beginning of year	12,406,614	—
End of year (including accumulated undistributed
net investment income of $947 and $8,605, respectively)	$58,693,890	$12,406,614

^ Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$26,013,591	$27,130,248
Net realized loss on investments	(4,831,770)	(364,295)
Change in unrealized depreciation on investments	(27,953,071)	(2,897,788)
Net increase (decrease) in net assets
resulting from operations	(6,771,250)	23,868,165

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	393,025,806	350,569,939
Shares issued to holders in
reinvestment of distributions	23,259,485	23,964,903
Cost of shares redeemed	(459,954,332)	(328,099,203)
Net increase (decrease) in net assets resulting
from capital share transactions	(43,669,041)	46,435,639

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,096,808)	(23,455,666)
Total Distributions	(23,096,808)	(23,455,666)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,962,261)	(3,677,285)
Total Distributions	(2,962,261)	(3,677,285)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(76,499,360)	43,170,853

NET ASSETS:
Beginning of year	1,148,783,504	1,105,612,651
End of year (including accumulated undistributed
net investment income of $0 and $22,182, respectively)	$1,072,284,144	$1,148,783,504

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

		August 31, 2015^
	Year Ended	through
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$1,265,116	$259,616
Net realized gain on investments	117,545	153,970
Change in unrealized appreciation/depreciation
on investments	(1,332,991)	474,786
Net increase in net assets resulting from operations	49,670	888,372

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	66,349,805	52,495,493
Shares issued to holders in
reinvestment of distributions	808,907	126,064
Cost of shares redeemed	(18,776,047)	(2,137,689)
Net increase in net assets resulting
from capital share transactions	48,382,665	50,483,868

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(1,251,033)	(262,655)
From net realized gains	(519,478)	(46,564)
Total Distributions	(1,770,511)	(309,219)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(10,871)	(450)
From net realized gains	(8,868)	(162)
Total Distributions	(19,739)	(612)

TOTAL INCREASE IN NET ASSETS	46,642,085	51,062,409

NET ASSETS:
Beginning of year	51,062,409	—
End of year (including accumulated undistributed
net investment income of $3,148 and $0, respectively)	$97,704,494	$51,062,409

^ Inception was the close of business on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$9.98	$10.03	$10.00
Income from investment operations:
Net investment income	0.11 (1)	0.08 (1)	0.09
Net realized and unrealized
gains (losses) on investments	0.04	(0.05)	0.03 (2)
Total from investment operations	0.15	0.03	0.12
Less distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.09)
Total distributions	(0.10)	(0.08)	(0.09)
Net asset value, end of year	$10.03	$9.98	$10.03

Total return	1.56%	0.30%	1.21%

Supplemental data and ratios:
Net assets, end of year (millions)	$387.3	$189.3	$84.5
Ratio of expenses to average net assets	0.15%	0.15%	0.15%
Ratio of expenses to average net assets (before waivers)	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.05%	0.78%	0.93%
Ratio of net investment income to
average net assets (before waivers)	0.90%	0.63%	0.78%
Portfolio turnover rate(3)	96.9%	65.5%	57.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$9.98	$10.02	$10.00
Income from investment operations:
Net investment income	0.08 (1)	0.05 (1)	0.07
Net realized and unrealized
gains (losses) on investments	0.05	(0.03)	0.02 (2)
Total from investment operations	0.13	0.02	0.09
Less distributions:
Distributions from net investment income	(0.08)	(0.06)	(0.07)
Total distributions	(0.08)	(0.06)	(0.07)
Net asset value, end of year	$10.03	$9.98	$10.02

Total return	1.32%	0.16%	0.88%

Supplemental data and ratios:
Net assets, end of year (millions)	$5.2	$1.2	$0.9
Ratio of expenses to average net assets	0.40%	0.40%	0.40%
Ratio of expenses to average net assets (before waivers)	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.80%	0.53%	0.68%
Ratio of net investment income to
average net assets (before waivers)	0.65%	0.38%	0.53%
Portfolio turnover rate(3)	96.9%	65.5%	57.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2016		2015		2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$9.60		$9.67		$9.69	$9.75	$9.59
Income from investment operations:
Net investment income	0.15	(1)	0.13	(1)	0.16	0.17 (1)	0.22
Net realized and unrealized
gains (losses) on investments	0.06		(0.05)		(0.01)	(0.04)	0.17
Total from investment operations	0.21		0.08		0.15	0.13	0.39
Less distributions:
Distributions from
net investment income	(0.15)		(0.15)		(0.16)	(0.17)	(0.22)
Distributions from net realized gains	(0.00	)(2)	(0.00	)(2)	(0.01)	(0.02)	(0.01)
Total distributions	(0.15)		(0.15)		(0.17)	(0.19)	(0.23)
Net asset value, end of year	$9.66		$9.60		$9.67	$9.69	$9.75

Total return	2.25%		0.89%		1.49%	1.33%	4.16%

Supplemental data and ratios:
Net assets, end of year (millions)	$3,769.3		$2,976.0		$2,640.9	$1,985.0	$1,295.7
Ratio of expenses to average net assets	0.30%		0.30%		0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	1.57%		1.30%		1.56%	1.71%	2.23%
Portfolio turnover rate(3)	44.0%		37.8%		51.2%	45.1%	40.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

							September 19,
							2012^
							through
	Year Ended December 31,						December 31,
	2016		2015		2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$9.60		$9.67		$9.69	$9.75	$9.77
Income from investment operations:
Net investment income	0.13	(1)	0.10	(1)	0.14	0.15 (1)	0.06
Net realized and unrealized
gains (losses) on investments	0.06		(0.04)		(0.02)	(0.04)	0.00	(2)
Total from investment operations	0.19		0.06		0.12	0.11	0.06
Less distributions:
Distributions from net
investment income	(0.13)		(0.13)		(0.13)	(0.15)	(0.07)
Distributions from net realized gains	(0.00	)(2)	(0.00	)(2)	(0.01)	(0.02)	(0.01)
Total distributions	(0.13)		(0.13)		(0.14)	(0.17)	(0.08)
Net asset value, end of period	$9.66		$9.60		$9.67	$9.69	$9.75

Total return	2.00%		0.64%		1.25%	1.11%	0.68	%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$104.9		$40.6		$35.8	$2.5	$1.5
Ratio of expenses to average net assets	0.55%		0.55%		0.55%	0.55%	0.55	%(4)
Ratio of net investment income
to average net assets	1.32%		1.05%		1.31%	1.46%	1.98	%(4)
Portfolio turnover rate(5)	44.0%		37.8%		51.2%	45.1%	40.1	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$10.93	$11.10	$11.00	$11.31	$11.06
Income from investment operations:
Net investment income	0.25 (1)	0.24 (1)	0.26 (1)	0.27	0.33 (1)
Net realized and unrealized
gains (losses) on investments	0.06	(0.13)	0.13	(0.29)	0.38
Total from investment operations	0.31	0.11	0.39	(0.02)	0.71
Less distributions:
Distributions from
net investment income	(0.25)	(0.25)	(0.27)	(0.27)	(0.33)
Distributions from net realized gains	(0.02)	(0.03)	(0.02)	(0.02)	(0.13)
Total distributions	(0.27)	(0.28)	(0.29)	(0.29)	(0.46)
Net asset value, end of year	$10.97	$10.93	$11.10	$11.00	$11.31

Total return	2.83%	0.99%	3.50%	(0.17)%	6.52%

Supplemental data and ratios:
Net assets, end of year (millions)	$2,209.1	$1,787.0	$1,468.2	$1,113.7	$867.5
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.21%	2.14%	2.37%	2.45%	2.95%
Portfolio turnover rate(2)	30.1%	39.0%	29.2%	45.1%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$11.39	$11.56	$11.43	$11.74	$11.47
Income from investment operations:
Net investment income	0.23 (1)	0.22 (1)	0.25 (1)	0.25	0.32 (1)
Net realized and unrealized
gains (losses) on investments	0.06	(0.14)	0.14	(0.29)	0.39
Total from investment operations	0.29	0.08	0.39	(0.04)	0.71
Less distributions:
Distributions from
net investment income	(0.22)	(0.22)	(0.24)	(0.25)	(0.31)
Distributions from net realized gains	(0.02)	(0.03)	(0.02)	(0.02)	(0.13)
Total distributions	(0.24)	(0.25)	(0.26)	(0.27)	(0.44)
Net asset value, end of year	$11.44	$11.39	$11.56	$11.43	$11.74

Total return	2.55%	0.79%	3.29%	(0.41)%	6.20%

Supplemental data and ratios:
Net assets, end of year (millions)	$98.1	$103.4	$115.6	$42.1	$26.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.96%	1.89%	2.12%	2.20%	2.70%
Portfolio turnover rate(2)	30.1%	39.0%	29.2%	45.1%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$10.61	$10.81	$10.41	$10.89	$10.65
Income from investment operations:
Net investment income	0.25 (1)	0.24 (1)	0.30 (2)	0.32 (1)	0.38 (1)
Net realized and unrealized
gains (losses) on investments	0.12	(0.18)	0.41	(0.45)	0.45
Total from investment operations	0.37	0.06	0.71	(0.13)	0.83
Less distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.31)	(0.35)	(0.43)
Distributions from net realized gains	(0.02)	—	—	—	(0.16)
Total distributions	(0.28)	(0.26)	(0.31)	(0.35)	(0.59)
Net asset value, end of year	$10.70	$10.61	$10.81	$10.41	$10.89

Total return	3.52%	0.55%	6.89%	(1.25)%	7.92%

Supplemental data and ratios:
Net assets, end of year (millions)	$9,769.9	$6,318.4	$3,448.6	$1,665.0	$1,495.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.25%	2.24%	2.81%	3.01%	3.51%
Portfolio turnover rate(3)	35.7%	39.6%	32.1%	28.4%	64.4%
(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$10.94	$11.15	$10.72	$11.21	$10.94
Income from investment operations:
Net investment income	0.23 (1)	0.22 (1)	0.28 (2)	0.29 (1)	0.37 (1)
Net realized and unrealized
gains (losses) on investments	0.14	(0.20)	0.43	(0.46)	0.46
Total from investment operations	0.37	0.02	0.71	(0.17)	0.83
Less distributions:
Distributions from net investment income	(0.24)	(0.23)	(0.28)	(0.32)	(0.40)
Distributions from net realized gains	(0.02)	—	—	—	(0.16)
Total distributions	(0.26)	(0.23)	(0.28)	(0.32)	(0.56)
Net asset value, end of year	$11.05	$10.94	$11.15	$10.72	$11.21

Total return	3.34%	0.21%	6.71%	(1.54)%	7.72%

Supplemental data and ratios:
Net assets, end of year (millions)	$809.1	$429.6	$241.7	$141.9	$49.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.00%	1.99%	2.56%	2.76%	3.26%
Portfolio turnover rate(3)	35.7%	39.6%	32.1%	28.4%	64.4%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$10.85	$11.14	$10.77	$11.27	$10.82
Income from investment operations:
Net investment income	0.29 (1)	0.28 (1)	0.32 (2)	0.31 (2)	0.35 (1)
Net realized and unrealized
gains (losses) on investments	0.22	(0.26)	0.38	(0.46)	0.50
Total from investment operations	0.51	0.02	0.70	(0.15)	0.85
Less distributions:
Distributions from net investment income	(0.31)	(0.31)	(0.33)	(0.34)	(0.38)
Distributions from net realized gains	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.33)	(0.31)	(0.33)	(0.35)	(0.40)
Net asset value, end of year	$11.03	$10.85	$11.14	$10.77	$11.27

Total return	4.73%	0.14%	6.59%	(1.32)%	7.95%

Supplemental data and ratios:
Net assets, end of year (millions)	$10,023.6	$7,199.8	$4,520.9	$1,789.7	$1,573.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.61%	2.50%	2.89%	2.83%	3.12%
Portfolio turnover rate(3)	33.2%	34.2%	35.0%	35.5%	36.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$11.26	$11.55	$11.16	$11.67	$11.18
Income from investment operations:
Net investment income	0.27 (1)	0.26 (1)	0.29 (2)	0.29 (2)	0.33 (1)
Net realized and unrealized
gains (losses) on investments	0.23	(0.27)	0.40	(0.48)	0.53
Total from investment operations	0.50	(0.01)	0.69	(0.19)	0.86
Less distributions:
Distributions from net investment income	(0.28)	(0.28)	(0.30)	(0.31)	(0.35)
Distributions from net realized gains	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.30)	(0.28)	(0.30)	(0.32)	(0.37)
Net asset value, end of year	$11.46	$11.26	$11.55	$11.16	$11.67

Total return	4.47%	(0.11)%	6.27%	(1.61)%	7.80%

Supplemental data and ratios:
Net assets, end of year (millions)	$2,881.8	$2,183.5	$2,195.7	$1,044.1	$1,036.0
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.36%	2.25%	2.64%	2.58%	2.87%
Portfolio turnover rate(3)	33.2%	34.2%	35.0%	35.5%	36.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Year Ended		Period Ended
	December 31, 2016		December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.04		$10.00
Income from investment operations:
Net investment income	0.15	(1)	0.05	(1)
Net realized and unrealized gains (losses) on investments	(0.08)		0.04
Total from investment operations	0.07		0.09
Less distributions:
Distributions from net investment income	(0.14)		(0.04)
Distributions from net realized gains	(0.00	)(2)	(0.01)
Total distributions	(0.14)		(0.05)
Net asset value, end of period	$9.97		$10.04
Total return	0.71%		0.94	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$52.4		$12.3
Ratio of expenses to average net assets	0.30%		0.30	%(4)
Ratio of net investment income to average net assets	1.44%		1.42	%(4)
Portfolio turnover rate(5)	38.3%		41.40	%(3)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less then $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

	Year Ended		Period Ended
	December 31, 2016		December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.04		$10.00
Income from investment operations:
Net investment income	0.12	(1)	0.04	(1)
Net realized and unrealized gains (losses) on investments	(0.08)		0.05
Total from investment operations	0.04		0.09
Less distributions:
Distributions from net investment income	(0.12)		(0.04)
Distributions from net realized gains	(0.00	)(2)	(0.01)
Total distributions	(0.12)		(0.05)
Net asset value, end of period	$9.96		$10.04
Total return	0.40%		0.86	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$6.3		$0.1
Ratio of expenses to average net assets	0.55%		0.55	%(4)
Ratio of net investment income to average net assets	1.19%		1.17	%(4)
Portfolio turnover rate(5)	38.3%		41.40	%(3)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less then $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$11.74	$11.77	$11.55	$12.01	$11.94
Income from investment operations:
Net investment income	0.26 (1)	0.28 (1)	0.30	0.32 (1)	0.30
Net realized and unrealized
gains (losses) on investments	(0.31)	(0.03)	0.22	(0.46)	0.07
Total from investment operations	(0.05)	0.25	0.52	(0.14)	0.37
Less distributions:
Distributions from
net investment income	(0.26)	(0.28)	(0.30)	(0.32)	(0.30)
Total distributions	(0.26)	(0.28)	(0.30)	(0.32)	(0.30)
Net asset value, end of year	$11.43	$11.74	$11.77	$11.55	$12.01

Total return	(0.46)%	2.19%	4.54%	(1.19)%	3.12%

Supplemental data and ratios:
Net assets, end of year (millions)	$936.2	$988.4	$918.9	$801.4	$963.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.19%	2.42%	2.56%	2.65%	2.48%
Portfolio turnover rate(2)	22.0%	9.3%	4.7%	9.0%	5.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of year	$12.00	$12.03	$11.80	$12.26	$12.18
Income from investment operations:
Net investment income	0.23 (1)	0.26 (1)	0.28	0.29 (1)	0.27
Net realized and unrealized
gains (losses) on investments	(0.31)	(0.04)	0.22	(0.46)	0.08
Total from investment operations	(0.08)	0.22	0.50	(0.17)	0.35
Less distributions:
Distributions from
net investment income	(0.23)	(0.25)	(0.27)	(0.29)	(0.27)
Total distributions	(0.23)	(0.25)	(0.27)	(0.29)	(0.27)
Net asset value, end of year	$11.69	$12.00	$12.03	$11.80	$12.26
Total return	(0.70)%	1.89%	4.27%	(1.42)%	2.88%
Supplemental data and ratios:
Net assets, end of year (millions)	$136.1	$160.3	$186.7	$205.6	$258.5
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	1.94%	2.17%	2.31%	2.40%	2.23%
Portfolio turnover rate(2)	22.0%	9.3%	4.7%	9.0%	5.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.13	$10.00
Income from investment operations:
Net investment income	0.18 (1)	0.06	(1)
Net realized and unrealized gains (losses) on investments	(0.05)	0.14
Total from investment operations	0.13	0.20
Less distributions:
Distributions from net investment income	(0.18)	(0.06)
Distributions from net realized gains	(0.07)	(0.01)
Total distributions	(0.25)	(0.07)
Net asset value, end of period	$10.01	$10.13
Total return	1.14%	1.98	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$96.3	$50.8
Ratio of expenses to average net assets	0.30%	0.30	%(3)
Ratio of net investment income to average net assets	1.79%	1.75	%(3)
Portfolio turnover rate(4)	94.8%	108.3	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015^
Per Share Data:
Net asset value, beginning of period	$10.13	$10.00
Income from investment operations:
Net investment income	0.16 (1)	0.05	(1)
Net realized and unrealized gains (losses) on investments	(0.06)	0.14
Total from investment operations	0.10	0.19
Less distributions:
Distributions from net investment income	(0.16)	(0.05)
Distributions from net realized gains	(0.07)	(0.01)
Total distributions	(0.23)	(0.06)
Net asset value, end of period	$10.00	$10.13

Total return	0.91%	1.91	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$1.4	$0.2
Ratio of expenses to average net assets	0.55%	0.55	%(3)
Ratio of net investment income to average net assets	1.54%	1.50	%(3)
Portfolio turnover rate(4)	94.8%	108.3	%(2)

^	Inception was close of business on August 31, 2015.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2016

1. Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), eight of the fifteen series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Ultra Short Bond Fund commenced with the sale of both Institutional and Investor Class shares on December 31, 2013.  The Baird Short-Term Bond Fund commenced with the sale of Institutional Class shares on August 31, 2004 while the Investor Class shares commenced on September 19, 2012.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Baird Short-Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on August 31, 2015.  The Baird Quality Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on March 30, 2001.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 8.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.  The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index.  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

Notes to the Financial Statements
December 31, 2016

1.  Organization (cont.)

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the Securities and Exchange Commission, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the

Notes to the Financial Statements
December 31, 2016

2.	Significant Accounting Policies (cont.)

volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Five of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $59,575,084 (15.18% of net assets), $813,134,868 (20.99% of net assets), $415,017,816 (17.99% of net assets), $1,598,795,554 (15.11% of net assets), and $2,299,291,855 (17.82% of net assets),  respectively, at December 31, 2016.  Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2016 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016, or for any other tax years which are open for exam. As of December 31, 2016, open tax years include the tax years ended December 31, 2013 through 2016. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets

Notes to the Financial Statements
December 31, 2016

2.	Significant Accounting Policies (cont.)
and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statements of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Recent Accounting Pronouncement – In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Ultra Short Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	40,894,406	$409,656,486	Shares sold	519,828	$5,211,614
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	260,009	2,604,619	dividends	466	4,674
Shares redeemed	(21,510,785)	(215,281,434)	Shares redeemed	(118,196)	(1,184,590)
Net increase	19,643,630	$196,979,671	Net increase	402,098	$4,031,698
Shares Outstanding:			Shares Outstanding:
Beginning of year	18,962,183		Beginning of year	120,095
End of year	38,605,813		End of year	522,193

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Ultra Short Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	18,194,582	$182,496,800	Shares sold	160,110	$1,605,059
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	115,607	1,158,204	dividends	262	2,627
Shares redeemed	(7,772,290)	(77,953,294)	Shares redeemed	(129,177)	(1,294,965)
Net increase	10,537,899	$105,701,710	Net increase	31,195	$312,721
Shares Outstanding:			Shares Outstanding:
Beginning of year	8,424,284		Beginning of year	88,900
End of year	18,962,183		End of year	120,095

Baird Short-Term Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	208,721,216	$2,022,991,247	Shares sold	10,339,785	$100,368,487
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	5,191,423	50,301,475	dividends	93,050	901,712
Shares redeemed	(133,931,700)	(1,299,046,819)	Shares redeemed	(3,813,267)	(36,970,034)
Net increase	79,980,939	$774,245,903	Net increase	6,619,568	$64,300,165
Shares Outstanding:			Shares Outstanding:
Beginning of year	310,076,475		Beginning of year	4,232,180
End of year	390,057,414		End of year	10,851,748

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	135,569,368	$1,312,782,673	Shares sold	3,300,557	$31,979,152
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	4,045,771	39,128,874	dividends	41,160	398,035
Shares redeemed	(102,702,980)	(994,845,046)	Shares redeemed	(2,814,301)	(27,286,486)
Net increase	36,912,159	$357,066,501	Net increase	527,416	$5,090,701
Shares Outstanding:			Shares Outstanding:
Beginning of year	273,164,316		Beginning of year	3,704,764
End of year	310,076,475		End of year	4,232,180

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Intermediate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold(1)	64,350,690	$719,411,019	Shares sold	1,543,535	$17,884,644
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,770,295	41,921,480	dividends	180,930	2,096,707
Shares redeemed	(30,325,724)	(338,066,847)	Shares redeemed	(2,231,792)	(25,945,903)
Net increase	37,795,261	$423,265,652	Net decrease	(507,327)	$(5,964,552)
Shares Outstanding:			Shares Outstanding:
Beginning of year	163,490,427		Beginning of year	9,079,935
End of year	201,285,688		End of year	8,572,608

(1)
In the fourth quarter of 2016, the Baird Intermediate Bond Fund satisfied a transfer in kind request made by a large Shareholder by transferring cash and securities into the Fund in the amount of $25,203,041 in exchange for 2,248,264 shares of the Fund. The transfer was effected in accordance with policies and procedures approved by the Board of Directors of the Funds.

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	50,507,223	$562,212,364	Shares sold	1,510,863	$17,460,109
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,265,821	36,214,342	dividends	200,312	2,313,757
Shares redeemed	(22,506,173)	(250,191,862)	Shares redeemed	(2,632,587)	(30,508,078)
Net increase	31,266,871	$348,234,844	Net decrease	(921,412)	$(10,734,212)
Shares Outstanding:			Shares Outstanding:
Beginning of year	132,223,556		Beginning of year	10,001,347
End of year	163,490,427		End of year	9,079,935

Baird Aggregate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	446,191,460	$4,872,184,789	Shares sold	48,411,135	$545,153,144
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	17,343,130	188,475,045	dividends	1,229,171	13,784,507
Shares redeemed	(146,109,105)	(1,589,759,877)	Shares redeemed	(15,658,884)	(175,968,825)
Net increase	317,425,485	$3,470,899,957	Net increase	33,981,422	$382,968,826
Shares Outstanding:			Shares Outstanding:
Beginning of year	595,731,513		Beginning of year	39,260,014
End of year	913,156,998		End of year	73,241,436

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Aggregate Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	356,830,993	$3,865,220,032	Shares sold	33,925,649	$380,462,212
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	9,544,951	102,735,825	dividends	832,114	9,246,306
Shares redeemed	(89,632,870)	(965,571,353)	Shares redeemed	(17,180,037)	(189,903,979)
Net increase	276,743,074	$3,002,384,504	Net increase	17,577,726	$199,804,539
Shares Outstanding:			Shares Outstanding:
Beginning of year	318,988,439		Beginning of year	21,682,288
End of year	595,731,513		End of year	39,260,014

Baird Core Plus Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	367,562,136	$4,121,093,117	Shares sold	116,052,805	$1,357,883,819
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	21,905,632	244,377,395	dividends	5,809,669	67,326,570
Shares redeemed	(144,024,634)	(1,612,812,024)	Shares redeemed	(64,248,597)	(744,636,074)
Net increase	245,443,134	$2,752,658,488	Net increase	57,613,877	$680,574,315
Shares Outstanding:			Shares Outstanding:
Beginning of year	663,605,778		Beginning of year	193,850,233
End of year	909,048,912		End of year	251,464,110

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	338,402,581	$3,765,813,087	Shares sold	92,075,541	$1,065,444,861
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	14,978,062	165,809,786	dividends	4,736,958	54,497,497
Shares redeemed	(95,670,704)	(1,059,277,984)	Shares redeemed	(93,017,178)	(1,069,633,270)
Net increase	257,709,939	$2,872,344,889	Net increase	3,795,321	$50,309,088
Shares Outstanding:			Shares Outstanding:
Beginning of year	405,895,839		Beginning of year	190,054,912
End of year	663,605,778		End of year	193,850,233

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Short-Term Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	5,168,209	$52,089,868	Shares sold	783,100	$7,828,196
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	29,158	293,778	dividends	1,702	17,009
Shares redeemed	(1,169,212)	(11,765,314)	Shares redeemed	(162,007)	(1,620,380)
Net increase	4,028,155	$40,618,332	Net increase	622,795	$6,224,825
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,222,493		Beginning of year	12,742
End of year	5,250,648		End of year	635,537

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015^			December 31, 2015^
	Shares	Amount		Shares	Amount
Shares sold	1,220,676	$12,220,406	Shares sold	12,719	$127,500
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	3,170	31,828	dividends	24	237
Shares redeemed	(1,353)	(13,600)	Shares redeemed	(1)	(7)
Net increase	1,222,493	$12,238,634	Net increase	12,742	$127,730
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	1,222,493		End of period	12,742

^ Inception was the close of business on August 31, 2015.

Baird Quality Intermediate Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	29,580,986	$348,058,765	Shares sold	3,740,560	$44,967,041
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,732,099	20,373,781	dividends	239,819	2,885,704
Shares redeemed	(33,599,539)	(391,653,840)	Shares redeemed	(5,700,686)	(68,300,492)
Net decrease	(2,286,454)	$(23,221,294)	Net decrease	(1,720,307)	$(20,447,747)
Shares Outstanding:			Shares Outstanding:
Beginning of year	84,225,298		Beginning of year	13,361,547
End of year	81,938,844		End of year	11,641,240

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Quality Intermediate Municipal Bond Fund (cont.)

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	26,646,569	$312,714,221	Shares sold	3,150,812	$37,855,718
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	1,741,307	20,418,954	dividends	295,661	3,545,949
Shares redeemed	(22,266,810)	(260,976,248)	Shares redeemed	(5,607,213)	(67,122,955)
Net increase	6,121,066	$72,156,927	Net decrease	(2,160,740)	$(25,721,288)
Shares Outstanding:			Shares Outstanding:
Beginning of year	78,104,232		Beginning of year	15,522,287
End of year	84,225,298		End of year	13,361,547

Baird Core Intermediate Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	6,375,410	$65,179,152	Shares sold	114,091	$1,170,653
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	77,830	791,320	dividends	1,737	17,587
Shares redeemed	(1,839,627)	(18,748,846)	Shares redeemed	(2,653)	(27,201)
Net increase	4,613,613	$47,221,626	Net increase	113,175	$1,161,039
Shares Outstanding:			Shares Outstanding:
Beginning of year	5,016,280		Beginning of year	22,259
End of year	9,629,893		End of year	135,434

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015^			December 31, 2015^
	Shares	Amount		Shares	Amount
Shares sold	5,216,078	$52,271,310	Shares sold	22,221	$224,183
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
dividends	12,426	125,453	dividends	60	611
Shares redeemed	(212,224)	(2,137,467)	Shares redeemed	(22)	(222)
Net increase	5,016,280	$50,259,296	Net increase	22,259	$224,572
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	5,016,280		End of period	22,259

^  Inception was the close of business on August 31, 2015.

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
Purchases:	Bond Fund	Bond Fund	Bond Fund
U.S. Government	$—	$—	$—
Other	$282,512,118	$2,275,690,539	$1,015,955,836

Sales:
U.S. Government	$—	$—	$—
Other	$182,297,803	$1,494,126,253	$610,761,262
			Baird

	Baird	Baird	Short-Term
	Aggregate	Core Plus	Municipal
Purchases:	Bond Fund	Bond Fund	Bond Fund
U.S. Government	$126,209,225	$97,821,361	$—
Other	$6,745,743,686	$6,997,973,050	$50,202,857

Sales:
U.S. Government	$58,336,891	$62,697,066	$—
Other	$2,992,942,024	$3,561,513,183	$9,859,413

		Baird Quality	Baird Core
		Intermediate	Intermediate
		Municipal	Municipal
Purchases:		Bond Fund	Bond Fund
U.S. Government		$—	$—
Other		$257,845,049	$103,976,254

Sales:
U.S. Government		$—	$—
Other		$283,497,850	$62,499,360

At December 31, 2016, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$386,796,106	$3,907,255,324	$2,327,428,894
Gross unrealized appreciation	340,605	10,841,882	18,272,507
Gross unrealized depreciation	(215,405)	(18,482,799)	(29,062,970)
Net unrealized appreciation	$125,200	$(7,640,917)	$(10,790,463)
Undistributed ordinary income	17,622	1,105,057	460,714
Undistributed long-term capital gain	—	—	684,612
Undistributed tax-exempt income	—	—	—
Total distributable earnings	$17,622	$1,105,057	$1,145,326
Other accumulated losses	(226,873)	—	—
Total accumulated earnings	$(84,051)	$(6,535,860)	$(9,645,137)

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information (cont.)

			Baird
	Baird	Baird	Short-Term
	Aggregate	Core Plus	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$10,792,712,712	$13,020,416,854	$58,456,047
Gross unrealized appreciation	81,991,311	113,263,030	105,428
Gross unrealized depreciation	(176,346,455)	(209,524,620)	(570,702)
Net unrealized appreciation	$(94,355,144)	$(96,261,590)	$(465,274)
Undistributed ordinary income	547,786	835,411	—
Undistributed long-term capital gain	—	—	—
Undistributed tax-exempt income	—	—	1,316
Total distributable earnings	$547,786	$835,411	$1,316
Other accumulated losses	(5,361,896)	(3,445,352)	(35,475)
Total accumulated earnings	$(99,169,254)	$(98,871,531)	$(499,433)

		Baird Quality	Baird Core
		Intermediate	Intermediate
		Municipal	Municipal
		Bond Fund	Bond Fund
Cost of Investments		$1,042,486,736	$97,899,219
Gross unrealized appreciation		23,236,022	360,748
Gross unrealized depreciation		(9,246,712)	(1,218,953)
Net unrealized appreciation		$13,989,310	$(858,205)
Undistributed ordinary income		—	—
Undistributed long-term capital gain		—	—
Undistributed tax-exempt income		—	3,148
Total distributable earnings		$—	$3,148
Other accumulated losses		(6,040,644)	(306,982)
Total accumulated earnings		$7,948,666	$(1,162,039)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2016, the following table shows the reclassifications made:

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information (cont.)

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Ultra Short Bond Fund	$58,463	$(58,463)	$—
Baird Short-Term Bond Fund	1,279,285	(1,279,285)	—
Baird Intermediate Bond Fund	534,343	(534,343)	—
Baird Aggregate Bond Fund	18,192,482	(18,192,482)	—
Baird Core Plus Bond Fund	21,469,465	(21,469,465)	—
Baird Short-Term Municipal Bond Fund	(642)	642	—
Baird Quality Intermediate
Municipal Bond Fund	23,296	—	(23,296)
Baird Core Intermediate
Municipal Bond Fund	(65)	65	—

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Ultra Short Bond Fund	$2,690,875	$—	$1,288,639	$—
Baird Short-Term Bond Fund	$56,998,935	$—	$45,056,387	$1,191,582
Baird Intermediate Bond Fund	$46,505,262	$4,693,858	$40,089,420	$4,403,658
Baird Aggregate Bond Fund	$227,916,820	$6,899,253	$135,833,133	$—
Baird Core Plus Bond Fund	$328,622,238	$3,351,170	$233,638,407	$—
Baird Short-Term Municipal Bond Fund	$30,307	$—	$18,089	$—
Baird Quality Intermediate
Municipal Bond Fund	$189,012	$—	$216,080	$—
Baird Core Intermediate
Municipal Bond Fund	$546,276	$2,509	$75,435	$—

For the year ended December 31, 2016, the Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund made distributions of tax-exempt income of $412,586, $25,870,057, and $1,241,465, respectively. For the year ended December 31, 2015, the Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund made distributions of tax-exempt income of $36,906, $26,916,871, and $234,396, respectively.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2016, the Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund elected to defer capital losses occurring between November 1, 2016 and December 31, 2016 in the amount of $5,361,896, $3,445,352, $35,475 and $306,982, respectively.

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information (cont.)

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  At December 31, 2016, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Ultra Short Bond Fund	$86,934	Short-Term	Indefinitely
	139,939	Long-Term	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	3,863,605	Short-Term	Indefinitely
	2,177,039	Long-Term	Indefinitely

5. Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2016, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$376,698

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6. Securities Lending

During the year ended December 31, 2016, each Fund (other than the Short-Term Municipal Bond Fund, Quality Intermediate Municipal Bond Fund and Core Intermediate Municipal Bond Fund) was permitted to lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Funds’ custodian and an affiliated person of the Funds, and an affiliate of USBFS, the Funds’ transfer agent and administrator and a second-tier affiliate of the Funds.  The  securities lending agreement required that loans be collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds received compensation in the form of fees and earned interest on the cash collateral.  The amount of fees depended on a number of factors including the type of security and length of the loan.

The Funds received cash as collateral in return for securities lent as part of the securities lending program.  The collateral was invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).

Notes to the Financial Statements
December 31, 2016

6. Securities Lending (cont.)

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2016 for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $1,102, $124,367, $115,159, $235,973, and $529,588, respectively.

Effective September 1, 2016, the Funds ceased securities lending activities, although they may do so again in the future.

7. Line of Credit

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.51% for 2016).  For the year ended December 31, 2016, the Baird Ultra Short Bond Fund incurred $144 in interest charges, on an average daily loan balance of $9,443. The Baird Core Intermediate Municipal Bond Fund incurred $1,038 in interest charges, on an average daily loan balance of $58,320. The Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund and Baird Quality Intermediate Municipal Bond Fund did not borrow from the LOC during the period.

8. Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond and Baird Core Intermediate Municipal Bond Funds incurred $6,592, $175,294, $258,062, $1,498,734, $6,387,804, $2,672, $390,171 and $1,637, respectively, in fees pursuant to the Plan during the year ended December 31, 2016.

9. Subsequent Event

In preparing these financial statements, the Corporation has evaluated events after December 31, 2016.  There were no subsequent events since December 31, 2016 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund (formerly the Baird Intermediate Municipal Bond Fund) and Baird Core Intermediate Municipal Bond Fund (eight of the funds constituting Baird Funds, Inc.) (collectively, the Funds), including the schedules of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for the Baird Ultra Short Bond Fund; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund and Baird Quality Intermediate Municipal Bond Fund; the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from August 31, 2015 (date of inception) through December 31, 2015, for the Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund.  These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian or brokers. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2016, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 27, 2017

Directors & Officers
As of December 31, 2016

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Regal-Beloit Corporation, a Manufacturing Company (1995-2011).

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  74

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC (1987-2012).

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  63

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, (July 1989-December 2016)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio), since 1995.

Directors & Officers
As of December 31, 2016

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  46

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, (January 2005-December 2016); Secretary, Wisconsin Department of Commerce (January 2003-January 2005)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Associated Banc-Corp, since 2013

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 60

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 63

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela Palmer

Chief Compliance Officer
and AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  45

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Terrance P. Maxwell

Treasurer
Term of Office: Re-elected by Board annually
Length of Time Served: Since March 2015
Age: 56

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2015; Member of the Board of Managers, Greenhouse Funds, LP, an affiliate of the Advisor, since April 2014; Trustee, Investors Real Estate Trust, since November 2013; Director of Corporate Development and Strategic Investment, the Advisor (May 2014-March 2015); Lecturer at University of Wisconsin-Madison (August 2006-May 2010 and August 2011-May 2014); Co-CEO of The Art Commission, LLC, an online start-up company focused on commissioned art and design, from January 2012-September 2013 and Member of the Board from January 2012-July 2015; consultant and Director of Flatirons Solutions, a portfolio company of Baird Capital Partners (April 2011-June 2012).

Directors & Officers
As of December 31, 2016

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 53

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 53

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 40

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Finance Services, the Advisor, since August 2015; Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 42

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013); Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 18 and August 25, 2016 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond, Short-Term Bond, Intermediate Bond, Aggregate Bond, Core Plus Bond and Quality Intermediate Municipal Bond Funds (collectively, the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 25, 2016 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to requests from the Board from the Advisor (including the Advisor’s Form ADV Part 1, brochure and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2016, management fees and expense ratios, and other pertinent information.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 18, 2016 meeting and discussed various questions and information with the President of the Funds at the August 18, 2016 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments. The Board considered the consistency and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including portfolio management, business, legal and sales personnel, and has made enhancements to its technology, trading and research capabilities. The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients. However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers. The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

Advisor’s risk management tools and process. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2016 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper. The Board also considered composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board determined that the Funds have maintained strong short term and long term returns, particularly in light of the asset growth experienced by the Funds in the last two years. The Board noted that the returns of the Ultra Short Bond Fund, the Short-Term Bond Fund, the Aggregate Bond Fund and the Core Plus Bond Funds have exceeded the Lipper peer group average, with the Institutional Class exceeding the returns of the respective benchmark index and the Investor Class returns close to or exceeding the benchmark. The Institutional Class of the Intermediate Bond Fund has exceeded its benchmark index for all time periods. Both classes of the Fund exceeded the Lipper peer group average for the ten year and since inception periods and were close to or slightly lagged the peer group average for the one ,three and five year periods. The Board noted that the Fund is classified in a peer group category with funds that generally have a longer duration, and considered the Advisor’s commentary in that regard. While the Quality Intermediate Municipal Bond Fund has generally trailed its benchmark index and Lipper peer group average, the Board noted the Advisor’s commentary that the Fund’s high quality bias and emphasis on intermediate maturity holdings have detracted from relative returns over recent years as interest rates remain near historical lows.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to comparable mutual funds as determined by Morningstar. The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class Shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category. With respect to the Ultra Short Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2017. In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of each Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $50 million (0.30%) of a separately managed account. The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships. Those services included contract administration, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (cont.)

Funds’ compliance program and various other services. The Board noted that the Advisor maintains a subadvisory arrangement with an unaffiliated fixed income mutual fund but did not consider the subadvisory fee to be a material factor given that the subadvisory services were limited to asset management.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund. The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee, Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee, and the Advisor assumes almost all of the other expenses on behalf of each Fund. The Board noted that for the past fiscal year, the Advisor had incurred more in expenses under the Administration Agreement than it received in administrative fees and that historically, the amount of administrative fees paid by the Advisor has far exceeded the amount of the administration fee received by the Advisor.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were reasonable. The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support. The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound. The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its profits. In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size, noting that the Funds have experienced strong growth in assets, particularly since 2014. The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees. The Board also considered the Advisor’s analysis of Morningstar data demonstrating that the Funds already have extremely low management fees and expense ratios and that Fund shareholders benefit from a very favorable pricing structure, particularly with respect to the Institutional Class where most of the assets are invested, when compared to larger peer funds. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds. The directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees. The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds. The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreements was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund were 0.51%, 6.00%, 6.42%, 74.20% and 96.25%, respectively.

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.-

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601

Annual Report –
Baird Funds
December 31, 2016

Baird LargeCap Fund
Baird MidCap Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
Baird LargeCap Fund	2
Baird MidCap Fund	16
Baird Small/Mid Cap Value Fund	25
Baird SmallCap Value Fund	34
Chautauqua International Growth Fund	43
Chautauqua Global Growth Fund	51
Additional Information on Fund Expenses	60
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	72
Notes to the Financial Statements	84
Report of Independent Registered Public Accounting Firm	96
Directors and Officers	97
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreements for Baird Equity Funds	100
Additional Information	103
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2017
Dear Shareholder,

Thank you for your continued support of the Baird Equity Funds. We are excited to now offer growth, value, core and international strategies to our clients. Each of our independent teams has disciplined investment philosophies and processes that focus on fundamental research that favors quality and seek to deliver long-term value-added returns. Our time-tested, risk-managed approaches have been honed over decades of managing portfolios in various market environments.

In 2016 we acquired Chautauqua Capital Management, led by Brian Beitner, to expand our equity management offerings. With their joining Baird, we introduced the Chautauqua Global Growth Fund and Chautauqua International Growth Fund. This strong addition to our team has added immediate value and we are excited to offer our investors these additional fund options.

On the following pages, we review the performance and composition of each of the Baird Equity Funds.

Continued low interest rates aided equity returns in 2016, particularly with lower quality companies, which proved challenging to our high-quality style of investing. We are also mindful that we continue to operate in an elevated risk environment and are committed to judicious management of your assets. We never lose sight of the fact that our success rests on the trust you have placed in us to be effective stewards of your assets and we want to thank you for your continued investment in the Baird Equity Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird LargeCap Fund
December 31, 2016

Portfolio Managers’ Commentary

Market Commentary

For the year, the Baird LargeCap Fund (Institutional Class) posted a return of 12.94%, while the S&P 500 ended the year up 11.96%.  The Fund also finished the year 2.57% ahead of the Morningstar Large Blend category placing us firmly in the top quintile of funds we compete with.  While we at L2 Asset Management (the sub-advisor to the Fund) are pleased, in our view the strong full year results masked an unusually volatile year.  In the first half of the year the Fund underperformed the index by 5.09% net of fees (4.77% gross of fees) and led us, as we surveyed the composition of our holdings, to come out with a passionate letter to shareholders at the end of Q2.  http://content.rwbaird.com/RWB/Content/PDF/AssetManagement/Q2-2016-Large-Cap-Commentary.pdf. While painful in the moment, our view at the time was that the Fund was populated by a group of firms whose magnitude of mispricing we had only seen a couple of times in history and that, based on those observations, the timing was ripe for a reversal that would be highly beneficial to our existing and potential partners in the Fund.  While moments like the one we experienced in Q2 often stimulate a natural human desire to “do something,” it is precisely at those moments that action often undermines investment results.  As disciplined investors like us who focus on identifying mispriced cash flows, in both the growth and value universes, we chose to “act” by doing almost nothing to the portfolio. Instead we focused on communicating in a clear and transparent manner the reason for the conviction in our process.

While standing pat is difficult, in the back half of 2016 the Fund outperformed the benchmark by 6.55% net of fees (over 7% gross of fees).  The conviction we brought to bear in Q2 proved prophetic as the stocks that drove our rapid recovery in the second half of the year were largely made up of those names that inflicted the most damage on us in the first half.  More specifically, among the 25 biggest contributors to our 6.55% net of fees (7% gross of fees) outperformance in the back half of the year, 18 of them accounted for 3.5% of the 5.09% net of fees (4.77% gross of fees) underperformance in the first half.  Simplistically, the single best decision we made in 2016 was to do nearly nothing.

While we are obviously satisfied with the results for the year we think the more important message is that the keys to success in investing, in addition to discipline and process, also require maintaining a steady hand in moments of discomfort.  We would like to thank all of our partners for their faith in the value of the process we bring to the LargeCap Fund.

Investment Process

In contemplating the requirements for our year-end commentary we at L2 could not help but find intellectual resonance in the concept that “…the commentary must discuss the factors that materially affected the Fund’s performance.”  Before we get to the conventional component of the commentary where we discuss how various over- or underweights affected outcomes, it occurs to us that the single most important factor that has affected and will affect our Fund’s performance are the core beliefs that we hold at L2.  Our core beliefs are not simply based on qualitative or anecdotal inputs, but instead are based on the facts we have at our disposal.  Should someone possess alternate information please know that we would like nothing more than to receive your data.  An important part of our process is to eradicate confirmation bias by actively seeking out and examining data that points to conclusions that differ from our own.

Core Beliefs

Discipline is the Key to Investment Success:  We at L2 believe that investors continue to underestimate the negative implications of behavioral errors on investment returns.  Overwhelming research shows investors routinely rotate out of stocks, asset classes and money managers at near-perfectly sub-optimal moments due to performance chasing, herding, overconfidence, confirmation bias, self-attribution bias and loss aversion.  Even as managers who employ a disciplined process predicated on fundamental factors with historically proven ex-ante predictive ability, we feel the emotional pull like all other investors.  The difference is when the desire to flinch is strongest, as it was by the second quarter of 2016, we work relentlessly to study our portfolios,

Baird LargeCap Fund
December 31, 2016

understand what is going on, ensure we have not missed something and communicate with our partners in a transparent and honest fashion.  In doing so, we hope to demonstrate the depth of our portfolio knowledge, the rationale for our conviction and the need to ignore the human predisposition to “act.”

R&D is Important in Every Industry, Including Active Management:  Investors spend considerable time researching their portfolio companies’ competitive moats and we think that is a wise move as it represents one of the pillars of any company’s competitive position.  At L2, we believe that R&D is a critical component to the success achieved since inception and to what success we believe lies ahead of us.  With that said we are acutely aware of the unavoidable predisposition of human beings to associate positive outcomes with their decisions while attributing suboptimal outcomes to externalities beyond their control.  Effectively our often in-depth commentaries which delve into  the systematic market and idiosyncratic factors driving our returns every quarter is the manner in which we do our best to turn our human proclivities into a competitive advantage.  It is not fun studying your mistakes and trying to figure out process driven ways to avoid them in the future – even for us!

Partnership:  L2 does not believe in “customers.”  In fact we actively avoid them and you will not hear the term in our offices should you choose to visit us.  Rather, we prefer to think of people that do business with us as partners. The legendary Seth Klarman once said “At the worst possible moment, when your fund is down because cheap things have gotten cheaper, you need to have capital, to have clients who will actually love the phone call and – most of the time, if not all the time – add, rather than subtract capital.”  Every individual at L2 gets up every morning fighting as a team for the right to earn exactly that type of relationship with our partners in our strategies.

In summary, we believe the core beliefs listed above, more than anything we will write below, are the factors that have and will continue to impact our performance over time.

Discussion of Fund’s Performance in 2016

For 2016, the Baird LargeCap Fund (Institutional Class) generated a total return of 12.94% compared to an 11.96% return for the S&P 500 Index, the Fund’s benchmark. Below we discuss sectors and companies that were key contributors and detractors from the Fund’s performance relative to the S&P 500.

Key Contributors To Relative Returns:

o
Information Technology as a sector was the largest contributor to the Fund’s full-year returns.  Overall it was a potent mix of inexpensively priced growth stocks like Nvidia combined with companies others had decided were doomed by obsolescence like Western Union that combined to drive substantial excess returns.  One of the things we would like to emphasize is that while Information Technology did outperform the benchmark by a small amount, virtually all of the excess returns came from stock selection within the group.

o
Despite being the only sector in the benchmark to fall for the year, being neutral weighted Health Care, which was down 2.44%, was our second largest contributor to returns.  When the partners at L2 began working together in 2010,  numerous firms in the sector fetched mid-to-high single digit multiples and traded as if their R&D would never discover a useful drug again.  In fact, the two senior partners of the firm remember looking at one such firm and thinking even if the analysts were right, the run-off cash flows from the generics portion of the business warranted a higher valuation than the stock was fetching.  Fast forward to 2016 and the change in opinions (and prices!) has been remarkable.  Much of our success in the space came from avoiding high-flying firms whose valuations we simply could not justify.  Completely avoiding firms like Alexion, Regeneron, and Bristol Meyers all of which were among the 20% most expensive firms in our large cap universe and opting instead for more mundanely priced firms like Merck generated roughly 60% of the value in our stock selection within the sector.

Baird LargeCap Fund
December 31, 2016

Key Detractors From Relative Returns:

o
Energy was the single biggest detractor from performance for the year.  We struggled in both allocation and selection.  Over the course of the year we were roughly half-weighted the group (3.8% vs. 7.1% for the S&P 500).  This proved unfortunate as investor sentiment drove even money-losing stocks within the space soaring and the sector nearly tripled the index’s performance.  Compounding that issue was our admittedly prosaic preference for firms that actually earn money.  In what we would characterize as stunning evidence of market inefficiency, we would highlight Exxon Mobil, a company we have chronically been underweight.  Looking at Exxon’s financials for the four quarters ending June of 2014 when oil was at roughly $110 per barrel, through the last four quarters we have available in 2016[1] when oil closed below $55, the company has seen revenues fall 49%, net income fall 74% and free-cash flow fall 96% to roughly zero.  One might see such a change in fundamentals and posit that the firm’s equity value should likely decline.  Yet the stock is flat over that period and rose nearly 20% in calendar year 2016.  We make no claims to being able to predict the price of oil but find Exxon’s $400 billion enterprise value sitting atop near-zero free-cash flows to impute a highly optimistic oil price indeed.  While this puts us directly at odds with the world’s current obsession with indexing we believe that Exxon and many companies like it represent pent-up excess returns for our partners in the Fund.

o
Despite being overweight Financials which outperformed the market as a group by nearly 5%, stock selection dragged results down and made it our second largest detractor from returns.[2]  At the idiosyncratic level our preference for asset managers and card companies created a meaningful headwind for sector returns.  Investors seem to be pricing in lower aggregate market values and are deeply concerned about the macroeconomic exposure typically associated with credit card companies.  Our picks in SEI, American Express and Ameriprise Financial all took a toll on aggregate returns.

Conclusion

We at L2 would like to thank every one of our partners in the Fund for your faith in us.  To reiterate from our commentaries since inception: our money is invested alongside yours in the belief that it is not just common sense that a Fund manager “eat his/her own cooking” but that it also provides a healthy dose of professional alignment.  While there are many products that attempt to time markets or sectors, we believe these behaviors are more destructive in the long term than finding the under-appreciated growth firms and inexpensive value opportunities that are a part of our strategy.  By maintaining a balanced approach and systematic process to stock selection, we hope to minimize our own (and hopefully our investors’!) behavioral errors. We believe this is the key to compounding wealth at better than market rates.

Thank you for your support.

Sincerely,

L2 Asset Management (Sub-Advisor)

Matthew Malgari, Portfolio Manager
Sanjeev Bhojraj, Ph.D., Portfolio Manager

[1]	Four quarters ending September 2016.
[2]	Please see our Q4 Investor Commentary for insight on how our risk management process improved on the reported underperformance figure for financials.

Baird LargeCap Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the S&P 500® Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Microsoft Corp.	3.3%
Apple, Inc.	3.3%
NVIDIA Corp.	2.4%
Alphabet, Inc. – Class A	2.3%
The Boeing Co.	2.2%
Abbvie, Inc.	2.1%
PepsiCo, Inc.	2.0%
Vanguard Financials ETF	2.0%
Discover Financial Services	2.0%
Xilinx, Inc.	1.9%

Net Assets:	$39,558,362
Portfolio Turnover Rate:	85.0%
Number of Equity Holdings:	106

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.11%
Investor Class:	1.36%	****

Net
Institutional Class:	0.75%
Investor Class:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird LargeCap Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2016	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	12.94%	13.49%	6.90%	3.35%
Investor Class Shares	12.67%	13.22%	6.65%	3.10%
S&P 500® Index(2)	11.96%	14.66%	6.95%	4.81%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2016.
(2)
The S&P 500® Index measures the performance of 500 common stocks chosen for market size, liquidity and industry group representation of U.S. equity performance.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the Index is not possible.

L2 Asset Management, LLC (“L2”) became the Fund’s subadvisor effective April 30, 2016.  From December 23, 2013 to April 30, 2016, Baird Kailash Group, LLC (“BKG”), was the Fund’s subadvisor.  Matthew J. Malgari has served as the Fund’s lead portfolio manager since December 23, 2013, first as an employee of BKG and currently as an employee of L2. The Fund was managed by the Fund’s Advisor from the Fund’s inception date until December 23, 2013.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund’s subadviser makes investment decisions for the Fund primarily using quantitative investment models which rank securities based on fundamental measures of value, past performance and indicators of recent positive changes.  The success of the quantitative investment methodologies and processes employed by the subadviser depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties.  Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance.  Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time.  It is also possible that prices of securities may move in directions that were not predicted by the subadviser’s quantitative methodologies.  The Fund may invest in stocks (or ADRs representing stocks) of foreign companies that are traded on U.S. exchanges.  Foreign investments involve additional risk such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
The Boeing Co.	5,532	$861,222	2.2%
Huntington Ingalls Industries, Inc.	600	110,514	0.3%
		971,736	2.5%
Airlines
Alaska Air Group, Inc.	2,509	222,624	0.6%
American Airlines Group, Inc.	7,799	364,135	0.9%
United Continental Holdings, Inc.*	3,551	258,797	0.6%
		845,556	2.1%
Auto Components
Lear Corp.	5,313	703,282	1.8%
Automobiles
Ford Motor Co.	43,217	524,222	1.3%
General Motors Co.	2,403	83,721	0.2%
Harley-Davidson, Inc.	7,945	463,511	1.2%
		1,071,454	2.7%
Banks
Fifth Third Bancorp	13,199	355,977	0.9%
J.P. Morgan Chase & Co.	8,653	746,667	1.9%
PNC Financial Services Group, Inc.	3,531	412,986	1.0%
U.S. Bancorp	4,531	232,758	0.6%
Wells Fargo & Co.	3,247	178,942	0.4%
		1,927,330	4.8%
Beverages
The Coca-Cola Co.	13,470	558,466	1.4%
Dr Pepper Snapple Group, Inc.	659	59,752	0.2%
PepsiCo, Inc.	7,719	807,639	2.0%
		1,425,857	3.6%
Biotechnology
AbbVie, Inc.	13,541	847,937	2.1%
Amgen, Inc.	4,724	690,696	1.8%
Biogen, Inc.*	473	134,133	0.3%
Celgene Corp.*	5,118	592,409	1.5%
United Therapeutics Corp.*	432	61,962	0.2%
		2,327,137	5.9%
Capital Markets
Ameriprise Financial, Inc.	6,251	693,486	1.8%
SEI Investments Co.	1,880	92,797	0.2%
		786,283	2.0%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Chemicals
LyondellBasell Industries NV – Class A f	5,633	$483,199	1.2%
Monsanto Co.	564	59,338	0.2%
Westlake Chemical Corp.	1,499	83,929	0.2%
		626,466	1.6%
Communications Equipment
Cisco Systems, Inc.	17,176	519,059	1.3%
F5 Networks, Inc.*	3,573	517,084	1.3%
		1,036,143	2.6%
Consumer Finance
Ally Financial, Inc.	4,266	81,139	0.2%
American Express Co.	7,990	591,899	1.5%
Discover Financial Services	10,831	780,807	2.0%
Synchrony Financial	14,535	527,185	1.3%
		1,981,030	5.0%
Containers & Packaging
International Paper Co.	7,017	372,322	0.9%
Packaging Corp of America	2,762	234,273	0.6%
Sealed Air Corp.	1,757	79,662	0.2%
		686,257	1.7%
Diversified Consumer Services
H&R Block, Inc.	6,754	155,275	0.4%
Diversified Financial Services
MSCI, Inc.	7,574	596,680	1.5%
Diversified Telecommunication Services
AT&T, Inc.	12,205	519,079	1.3%
Electrical Equipment
Emerson Electric Co.	4,826	269,049	0.7%
Rockwell Automation, Inc.	4,802	645,389	1.6%
		914,438	2.3%
Energy Equipment & Services
FMC Technologies, Inc.*	4,972	176,655	0.5%
Food & Staples Retailing
The Kroger Co.	7,146	246,608	0.6%
Sysco Corporation	4,421	244,791	0.6%
Wal-Mart Stores, Inc.	1,530	105,754	0.3%
		597,153	1.5%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Food Products
Archer-Daniels-Midland Co.	1,416	$64,640	0.2%
Campbell Soup Co.	892	53,939	0.1%
Ingredion, Inc.	2,337	292,032	0.7%
Mead Johnson Nutrition Co.	983	69,557	0.2%
		480,168	1.2%
Gas Utilities
UGI Corp.	15,448	711,844	1.8%
Health Care Equipment & Supplies
Hologic, Inc.*	1,667	66,880	0.2%
ResMed, Inc.	7,505	465,685	1.2%
Varian Medical Systems, Inc.*	3,633	326,171	0.8%
		858,736	2.2%
Health Care Providers & Services
AmerisourceBergen Corporation	655	51,215	0.1%
McKesson Corp.	560	78,652	0.2%
		129,867	0.3%
Hotels, Restaurants & Leisure
McDonald’s Corp.	916	111,496	0.3%
Wyndham Worldwide Corp.	5,828	445,084	1.1%
		556,580	1.4%
Household Products
The Procter & Gamble Co.	4,912	413,001	1.0%
Independent Power and Renewable Electricity Producers
The AES Corp.	60,789	706,368	1.8%
Insurance
Aflac, Inc.	2,945	204,972	0.5%
The Progressive Corp.	5,363	190,386	0.5%
The Travelers Companies, Inc.	514	62,924	0.2%
		458,282	1.2%
Internet Software & Services
Alphabet, Inc. – Class A*	1,171	927,959	2.3%
eBay, Inc.*	1,971	58,519	0.2%
		986,478	2.5%
IT Services
Global Payments, Inc.	2,834	196,708	0.5%
International Business Machines Corp.	2,610	433,234	1.1%
The Western Union Co.	9,824	213,377	0.5%
		843,319	2.1%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Life Sciences Tools & Services
Waters Corp.*	3,371	$453,029	1.2%
Machinery
Caterpillar, Inc.	3,626	336,275	0.8%
Cummins, Inc.	2,339	319,671	0.8%
Deere & Co.	2,634	271,408	0.7%
		927,354	2.3%
Media
Omnicom Group, Inc.	4,704	400,357	1.0%
Multiline Retail
Macy’s, Inc.	1,558	55,792	0.2%
Nordstrom, Inc.	4,326	207,345	0.5%
		263,137	0.7%
Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	3,539	178,188	0.4%
Tesoro Corp.	2,957	258,590	0.7%
Valero Energy Corp.	6,590	450,229	1.1%
		887,007	2.2%
Personal Products
Coty, Inc. – Class A	5,983	109,549	0.3%
Pharmaceuticals
Jazz Pharmaceuticals PLC* f	2,860	311,826	0.8%
Johnson & Johnson	4,471	515,104	1.3%
Merck & Co., Inc.	7,873	463,483	1.2%
		1,290,413	3.3%
Semiconductors & Semiconductor Equipment
Intel Corp.	13,008	471,800	1.2%
Micron Technology, Inc.*	13,367	293,004	0.8%
NVIDIA Corp.	8,859	945,610	2.4%
QUALCOMM Incorporated	5,239	341,583	0.9%
Xilinx, Inc.	12,589	759,998	1.9%
		2,811,995	7.2%
Software
Akamai Technologies, Inc.*	4,310	287,391	0.7%
Cadence Design System, Inc.*	18,531	467,352	1.2%
Citrix Systems, Inc.*	2,957	264,089	0.7%
Intuit, Inc.	2,070	237,243	0.6%
Microsoft Corp.	21,129	1,312,956	3.3%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Software (cont.)
Oracle Corp.	11,364	$436,946	1.1%
VMware, Inc. – Class A*	1,558	122,661	0.3%
		3,128,638	7.9%
Specialty Retail
Best Buy Co., Inc.	10,525	449,102	1.1%
The Gap, Inc.	8,140	182,661	0.5%
		631,763	1.6%
Technology Hardware, Storage & Peripherals
Apple, Inc.	11,244	1,302,280	3.3%
NetApp, Inc.	6,424	226,574	0.5%
Seagate Technology PLC f	14,264	544,457	1.4%
		2,073,311	5.2%
Wireless Telecommunication Services
Sprint Corp.*	13,315	112,112	0.3%
T-Mobile US, Inc.*	2,240	128,823	0.3%
		240,935	0.6%
Total Common Stocks
(Cost $31,911,080)		36,709,942	92.8%
Contingent Value Rights
Contingent Value Rights
Safeway CASA LEY CVR*^†	2,216	2,249	0.0%
Safeway PDC LLC CVR*^†	2,216	108	0.0%
Total Contingent Value Rights
(Cost $0)		2,357	0.0%
Exchange Traded Funds
Exchange Traded Funds
iShares Core S&P 500 ETF	1,226	275,838	0.7%
SPDR S&P Oil & Gas Exploration & Production ETF	7,925	328,253	0.8%
Vanguard Financials ETF	13,202	783,539	2.0%
Vanguard S&P 500 ETF	2,887	592,730	1.5%
Total Exchange Traded Funds
(Cost $1,794,839)		1,980,360	5.0%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	860,517	$860,517	2.2%
Total Short-Term Investment
(Cost $860,517)		860,517	2.2%
Total Investments
(Cost $34,566,436)		39,553,176	100.0%
Other Assets in Excess of Liabilities		5,186	(0.0)%
TOTAL NET ASSETS		$39,558,362	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
^	Illiquid Security
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$36,709,942	$—	$—	$36,709,942
Total Equity	36,709,942	—	—	36,709,942
Contingent Value Rights
Contingent Value Rights	—	—	2,357	2,357
Total Contingent Value Rights	—	—	2,357	2,357
Exchange Traded Funds
Exchange Traded Funds	1,980,360	—	—	1,980,360
Total Exchange Traded Funds	1,980,360	—	—	1,980,360
Short-Term Investment
Money Market Mutual Fund	860,517	—	—	860,517
Total Short-Term Investment	860,517	—	—	860,517
Total Investments*	$39,550,819	$—	$2,357	$39,553,176

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  Two securities with a fair value of $2,357 are priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor and are valued using level 3 inputs.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016 (cont.)

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2015	$2,357
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2016	$2,357

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
December 31, 2016

Portfolio Managers’ Commentary

For the year ended December 31, 2016, the Baird MidCap Fund Institutional Class posted a total return of 5.40% (5.08% for the Investor Class), as compared to a gain of 7.33% for the Russell MidCap® Growth Index, the MidCap Fund’s primary benchmark.

As we reflect on 2016, it’s apparent that volatility was a constant companion.  Beginning with recession fears, a meaningful market correction and snap-back rotation in the first quarter, followed by the brief, but unsettling Brexit reaction mid-year, and then the November election, market moves were quick and severe.  Economic data showed improvement as the year advanced, and stocks took the news well.  The inflection in activity was broad based, with China, the U.S. and Europe leading the way, and the global economy appeared to exit the year in better economic condition than it started.

Overall, the Fund’s 2016 positioning rested on the economy and corporate earnings pacing at low single digit growth, the likelihood of modest Federal Reserve tightening and balanced sector weights.  This structure served Fund shareholders well amid the sharp market decline in January as economic growth was questioned.  Cyclical exposure was added to the Fund during the first half of the year amid signs the economy was firming and remained in place through the election, proving helpful when stock correlations declined in late fall and the market embraced a stronger growth outlook.  However, sharp positive market reversals in February and following the Brexit vote in June, along with a challenging December, created enough of a performance gap, leaving the Fund up for the year, but trailing returns of the benchmark.

The consumer discretionary sector provided the strongest contribution to relative performance.  Key strength came from holdings touching several industries including off-price retail, auto parts and auto-related electronics providers, restaurants, and toys and entertainment.  While the backdrop for consumer spending has been favorable due to continued job growth, wage increases, and low energy costs, it has not translated to across-the-board health in discretionary sector stocks.  As a result, we continue to look for areas with favorable spending profiles, working to maintain a good diversity of end market exposure and using price volatility to our advantage.

As a counter to strength in the consumer discretionary sector, the Fund’s technology holdings fell well short of benchmark returns and were the source of the largest sector underperformance.  The Fund’s mix of semiconductor stocks exhibited some fundamental and execution shortcomings and failed to keep pace with very strong returns from benchmark companies in this industry.  Stock picking across the software and services industry, which continued to represent the largest component of Fund technology holdings, helped performance, but not nearly enough to offset the headwind in semiconductors.

In the producer durables sector, Fund holdings lagged during the year.  As economic data improved, many companies and particularly those operating in more economically sensitive industries, such as manufacturing or transportation, performed well.  A price decline in two of the Fund’s longer term holdings in this sector, which operate less economically sensitive business models, proved difficult to overcome.  There was little room for error amid the general price strength in the sector.  Throughout the course of the year as better economic activity unfolded and volatility presented itself, we selectively added exposure to this sector.

Fund holdings in the basic materials sector were a modest drag on relative performance for the year.  Much like the dynamic affecting the producer durables sector, performance across materials was on average strong and broad.  For the most part, Fund exposure in the sector has historically been tied to construction and manufacturing activity rather than pure commodity-oriented business models.  In a recovery scenario, or periods of accelerating GDP growth, the Fund’s mix profile can be challenged to keep up with commodity-driven businesses.  However, long-term Fund holdings delivered strong fundamentals and generally kept pace.

Healthcare sector holdings made a positive contribution as several equipment and service providers performed well.  A rather sharp pullback in biotech and specialty pharmaceutical companies also helped due to the Fund’s minimal exposure to these areas.  Our overall strategy of investing to obtain exposure to multiple end markets

Baird MidCap Fund
December 31, 2016

and identifying companies down the market cap spectrum that provide long-term growth opportunities proved beneficial.  In recent years, our focus on profitability limited the opportunity set in this sector as the strongest performance was often found in what we judged as higher risk biotech and pharmaceutical companies.

In the consumer staples sector, performance of the Fund’s holdings matched benchmark sector returns.  For the first time in several years, overall returns in this sector lagged the broader market.  There appears to have been some unwind in the perceived attractiveness of staples companies; not surprising with interest rates moving higher and leading to capital exiting a sector that provided yield and a reasonable measure of earnings stability in a low rate, low growth world, despite rather elevated valuations in our view.

The Fund’s financial services holdings were a drag on relative performance during the year.  The volatile market environment kept interest rates low for much of the year and generally restrained revenues linked to market activity, which negatively impacted asset management holdings.  In addition, concern over consumer credit trends negatively impacted Fund exposure in this area, which underperformed other financial and data processing industry group peers.  Anticipated tightening by the Federal Reserve later in the year on the back of better economic data, lifted rates and provided a tailwind for bank stocks and a headwind for REITs, an industry that comprised approximately 25% of the financial services sector weight, but none in the Fund.

The Fund’s energy stocks added to relative performance.  With a substantial improvement in oil prices during the year, the Fund’s exposure through a well-positioned oil and gas production company was rewarded.  We would welcome a benchmark change to add more weight to the sector as we believe this would allow us to take advantage of our historical fundamental work on businesses in the sector.

The long-standing investment process underlying the Baird MidCap Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers.  Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell MidCap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Watsco, Inc.	2.4%
CDW Corp.	2.4%
East West Bancorp, Inc.	2.3%
Cable One, Inc.	2.3%
A.O. Smith Corp.	2.3%
Alliance Data Systems Corp.	2.3%
Euronet Worldwide, Inc.	2.2%
The Middleby Corp.	2.2%
O’Reilly Automotive, Inc.	2.2%
Intuitive Surgical, Inc.	2.2%

Net Assets:	$1,242,227,909
Portfolio Turnover Rate:	57.2%
Number of Equity Holdings:	57

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	0.81%
Investor Class:	1.06%	****

Net
Institutional Class:	0.81%
Investor Class:	1.06%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/06, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/06, assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2016	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	5.40%	10.53%	8.19%	6.24%
Investor Class Shares	5.08%	10.25%	7.92%	5.99%
Russell MidCap® Growth Index(2)	7.33%	13.51%	7.83%	5.77%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2016.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Banks
East West Bancorp, Inc.	570,604	$29,003,802	2.3%
First Republic Bank/CA	181,473	16,720,922	1.4%
		45,724,724	3.7%
Beverages
Dr Pepper Snapple Group, Inc.	215,550	19,543,918	1.6%
Building Products
A.O. Smith Corp.	608,622	28,818,252	2.3%
Fortune Brands Home & Security, Inc.	381,992	20,421,292	1.7%
		49,239,544	4.0%
Capital Markets
Affiliated Managers Group, Inc.*	146,344	21,263,783	1.7%
MarketAxess Holdings, Inc.	60,365	8,868,826	0.7%
		30,132,609	2.4%
Distributors
LKQ Corp.*	698,106	21,396,949	1.7%
Pool Corp.	133,845	13,965,387	1.1%
		35,362,336	2.8%
Electrical Equipment
Acuity Brands, Inc.	105,663	24,393,360	2.0%
Rockwell Automation, Inc.	133,188	17,900,467	1.4%
		42,293,827	3.4%
Electronic Equipment, Instruments & Components
CDW Corp.	558,290	29,081,326	2.4%
Trimble Navigation Ltd.*	632,811	19,079,252	1.5%
		48,160,578	3.9%
Food & Staples Retailing
Casey’s General Stores, Inc.	148,215	17,619,799	1.4%
Food Products
Mccormick & Co., Inc.	240,347	22,431,586	1.8%
Health Care Equipment & Supplies
The Cooper Cos., Inc.	127,604	22,321,768	1.8%
Edwards Lifesciences Corp.*	269,578	25,259,459	2.0%
IDEXX Laboratories, Inc.*	208,572	24,459,238	2.0%
Intuitive Surgical, Inc.*	42,535	26,974,421	2.2%
		99,014,886	8.0%
Health Care Providers & Services
Acadia Healthcare Co., Inc.*	439,142	14,535,600	1.2%
Laboratory Corp. of America Holdings*	95,355	12,241,675	1.0%
		26,777,275	2.2%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Technology
Veeva Systems, Inc. – Class A*	573,563	$23,344,014	1.9%
Hotels, Restaurants & Leisure
Dominos Pizza, Inc.	104,791	16,686,919	1.3%
Panera Bread Company – Class A*	89,420	18,339,148	1.5%
		35,026,067	2.8%
Household Products
Church & Dwight Co., Inc.	408,270	18,041,451	1.4%
IT Services
Alliance Data Systems Corp.	124,238	28,388,383	2.3%
Broadridge Financial Solutions, Inc.	146,295	9,699,359	0.8%
Euronet Worldwide, Inc.*	385,524	27,923,503	2.2%
Fiserv, Inc.*	244,861	26,023,827	2.1%
Gartner, Inc.*	240,673	24,324,820	2.0%
		116,359,892	9.4%
Leisure Products
Hasbro, Inc.	345,370	26,866,332	2.2%
Machinery
Fortive Corp.	425,759	22,833,455	1.9%
Graco, Inc.	213,905	17,773,367	1.4%
The Middleby Corp.*	213,741	27,531,978	2.2%
Oshkosh Truck Corporation	259,720	16,780,509	1.4%
Snap-on, Inc.	111,017	19,013,882	1.5%
WABCO Holdings, Inc.*	214,316	22,749,643	1.8%
		126,682,834	10.2%
Media
Cable One, Inc.	46,558	28,946,505	2.3%
Multiline Retail
Burlington Stores, Inc.*	262,514	22,248,061	1.8%
Dollar General Corp.	348,981	25,849,023	2.1%
Ollie’s Bargain Outlet Holdings, Inc.*	710,749	20,220,809	1.6%
		68,317,893	5.5%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.*	227,634	23,004,692	1.8%
Professional Services
Verisk Analytics, Inc.*	219,599	17,824,851	1.4%
Road & Rail
J.B. Hunt Transport Services, Inc.	207,253	20,118,049	1.6%
Semiconductors & Semiconductor Equipment
Monolithic Power Systems, Inc.	243,057	19,913,660	1.6%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Software
Akamai Technologies, Inc.*	323,116	$21,545,375	1.7%
Blackbaud, Inc.	190,091	12,165,824	1.0%
Mobileye NV*f	312,375	11,907,735	1.0%
ServiceNow, Inc.*	254,961	18,953,801	1.5%
Synopsys, Inc.*	321,312	18,912,424	1.5%
Tyler Technologies, Inc.*	147,558	21,066,856	1.7%
The Ultimate Software Group, Inc.*	123,006	22,430,144	1.8%
		126,982,159	10.2%
Specialty Retail
O’Reilly Automotive, Inc.*	97,304	27,090,407	2.2%
Ulta Salon, Cosmetics & Fragrance, Inc.*	86,862	22,144,598	1.8%
		49,235,005	4.0%
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.*	325,796	21,173,482	1.7%
Trading Companies & Distributors
Fastenal Co.	436,799	20,520,817	1.7%
Watsco, Inc.	203,723	30,175,451	2.4%
		50,696,268	4.1%
Total Common Stocks
(Cost $1,016,619,289)		1,208,834,236	97.3%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	39,238,652	39,238,652	3.2%
Total Short-Term Investment
(Cost $39,238,652)		39,238,652	3.2%
Total Investments
(Cost $1,055,857,941)		1,248,072,888	100.5%
Liabilities in Excess of Other Assets		(5,844,979)	(0.5)%
TOTAL NET ASSETS		$1,242,227,909	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,208,834,236	$—	$—	$1,208,834,236
Total Equity	1,208,834,236	—	—	1,208,834,236
Short-Term Investment
Money Market Mutual Fund	39,238,652	—	—	39,238,652
Total Short-Term Investment	39,238,652	—	—	39,238,652
Total Investments*	$1,248,072,888	$—	$—	$1,248,072,888

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report. See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2016

Portfolio Manager’s Commentary

Our investment process focuses on identifying companies with unrecognized growth prospects and the potential for earnings surprise at discounted valuations.  We believe this is more important than ever during periods of falling corporate profits for the broader market.  Earnings for the Baird Small/Mid Cap Value Fund were up approximately 16% for the calendar year 2016 versus -2% for the benchmark Russell 2500 Value Index.  In fact, during 2016:

1.	Expectations for global economic growth were widely revised downward driven by lower growth expectations for Europe, China and the U.S.
2.	The U.S. dollar resumed its upward trajectory as other currencies such as the British Pound Sterling and Chinese Yuan weakened considerably.
3.	Corporate earnings estimates continued to be revised lower throughout the year, witnessing six consecutive quarterly earnings declines for the S&P 500 Index.

Despite the aforementioned trends, during the second half of the year, stocks of companies with the slowest revenue and earnings growth outperformed.  While this is certainly counterintuitive, particularly in an economy which is decelerating, it is not unheard of.  The surprise Trump victory coupled with a Republican-controlled Congress sent the markets meaningfully higher in to year-end.  Post-election, the Russell 2500 Value rallied 12.4%, the best November in the history of the benchmark and the largest margin of victory for small caps over large caps, with the S&P 500 up 5.0% over the same period.

Over the past 17 years, we have experienced only three other similar speculative markets when low quality stocks outperformed by such a wide margin in a short period of time. Although quality posted solid positive returns in these environments, it also tended to trail the overall benchmark meaningfully.  Post these short-lived, intense periods of speculation, stocks with high earnings quality have tended to outperform for multi-year periods and also on a cumulative basis. Leading the post-election charge were sectors heretofore unloved, but now expected to benefit asymmetrically from the new political environment.  Materials, Industrials and Energy stocks clocked multi-year gains in a matter of weeks, and many companies in these sectors posted triple-digit returns.  Smaller regional banks, the largest industry in our benchmark, levitated more than 40% on average.

We believe such swift moves in such a brief time period are indicative of speculation versus fundamental investing.  As such, we feel it is prudent to stay disciplined to our investment style which has outperformed over the long-run with lower commensurate risk.

In 2016, the Baird Small/Mid Cap Value Fund Institutional Class generated a total return of 8.91% compared to a 25.20% return for the Russell 2500 Value, the Fund’s benchmark.  During a year of great dispersion of returns among economic sectors, allocation played an important role for portfolio managers in 2016.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark.

Key Detractors from Relative Returns:

•
Broadly speaking, the Fund’s exposure to less cyclical, more stable businesses detracted from relative performance post the election as lower quality stocks popped on the prospects of economic opportunity from the new Administration.  The Fund’s overweight to Utilities and Health Care were meaningful detractors, as well as the Fund’s underweight to Materials and Energy.

•
The Fund’s holdings in Information Technology lagged stocks in the Russell 2500 Value.  Despite strong earnings growth, Verisign and J2 Global were among the underperformers.  Integrated Device Technology fell 11% on disappointing sales to Samsung due to their product recall.

Baird Small/Mid Cap Value Fund
December 31, 2016

•
Despite posting a solid absolute return in Real Estate (+11%), our stocks lagged the benchmark and our overweight created a significant detraction from relative returns for the year.  Healthcare related REITs, Omega Healthcare Investors and Healthcare Trust of America, trailed due to the defensive nature of their lease profiles.

Key Contributors to Relative Returns:

•
The Fund enjoyed very strong security selection in Financials which allowed us to keep pace with the sector despite being underweight.  Meta Financial Group, Renasant Corporation and American Financial Group were among the leaders.

•	Outperformance in Telecommunications led by Boingo Wireless, a beneficiary of burgeoning demand for mobile data, added to relative returns.
•	The Fund’s security selection in Consumer Staples was superior, with the Fund’s holdings returning 21% for the period. Strength was led by B&G Foods and Pinnacle Foods.

Looking Forward

We concur with consensus that the prospects for tax reform, fiscal stimulus, and relaxed regulation under the new Administration should serve to benefit corporate earnings over the coming years.  However, what policies become realities, which companies stand to benefit and by what magnitude is, to say the least, difficult to predict at this stage.  In addition, the potential negative ramifications outside our borders of changes to our trade policy and a stronger currency must be considered, as well.  Consistent with our disciplined investment style, we continue to analyze each investment prospect on its merits, factoring in the aforementioned tailwinds where we have conviction they will likely impact profitability.

Portfolio Manager:

Michelle Stevens

Baird Small/Mid Cap Value Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Meta Financial Group, Inc.	5.6%
Boingo Wireless, Inc.	3.7%
Mid-America Apartment
Communities, Inc.	3.5%
B&G Foods, Inc.	3.4%
LTC Properties, Inc.	3.3%
American Financial Group, Inc.	3.3%
j2 Global, Inc.	3.1%
Quanta Services, Inc.	3.0%
Pinnacle West Cap Corp.	3.0%
Physicians Realty Trust	3.0%

Net Assets:	$11,966,978
Portfolio Turnover Rate:	38.3%
Number of Equity Holdings:	38

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	6.88%
Investor Class:	7.13%	****

Net
Institutional Class:	0.95%
Investor Class:	1.20%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Value Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2016 (Unaudited)

Total Returns

		Since
For the Periods Ended December 31, 2016	One Year	Inception(1)
Institutional Class Shares	8.91%	3.53%
Investor Class Shares	8.64%	3.28%
Russell 2500® Value Index(2)	25.20%	17.81%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2016.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	5,934	$305,245	2.6%
Orbital ATK, Inc.	2,789	244,679	2.0%
		549,924	4.6%
Air Freight & Logistics
Air Transport Services Group, Inc.*	14,623	233,383	2.0%
Auto Components
Motorcar Parts of America, Inc.*	9,890	266,239	2.2%
Banks
Hilltop Holdings, Inc.	9,334	278,153	2.3%
Renasant Corp.	8,216	346,880	2.9%
		625,033	5.2%
Capital Markets
Diamond Hill Investment Group, Inc.	1,151	242,147	2.0%
Commercial Services & Supplies
Deluxe Corp.	3,585	256,722	2.1%
Construction & Engineering
Quanta Services, Inc.*	10,393	362,196	3.0%
Distributors
LKQ Corp.*	7,974	244,403	2.0%
Electric Utilities
Avangrid, Inc.	7,356	278,645	2.4%
Pinnacle West Capital Corp.	4,636	361,748	3.0%
		640,393	5.4%
Food Products
B & G Foods, Inc.	9,272	406,114	3.4%
Lamb Weston Holdings, Inc.*	7,071	267,637	2.2%
		673,751	5.6%
Health Care Equipment & Supplies
ICU Medical, Inc.*	2,349	346,125	2.9%
Health Care Providers & Services
Laboratory Corp. of America Holdings*	2,163	277,686	2.3%
Mednax, Inc.*	3,832	255,441	2.2%
		533,127	4.5%
Household Durables
ZAGG, Inc.*	33,811	240,058	2.0%
Household Products
Orchids Paper Products Co.	8,654	226,562	1.9%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Insurance
American Financial Group, Inc.	4,450	$392,134	3.3%
Atlas Financial Holdings, Inc.* f	15,453	278,927	2.3%
		671,061	5.6%
Internet Software & Services
j2 Global, Inc.	4,512	369,081	3.1%
Stamps.com, Inc.*	2,411	276,421	2.3%
VeriSign, Inc.*	4,450	338,512	2.8%
		984,014	8.2%
Multiline Retail
Dollar Tree, Inc.*	2,658	205,144	1.7%
Multi-Utilities
Alliant Energy Corp.	6,446	244,239	2.1%
CMS Energy Corp.	5,815	242,020	2.0%
		486,259	4.1%
Real Estate Investment Trusts (REITs)
Agree Realty Corp.	7,108	327,323	2.7%
Blackstone Mortgage Trust, Inc. – Class A	11,002	330,830	2.8%
Healthcare Trust of America, Inc. – Class A	11,126	323,878	2.7%
LTC Properties, Inc.	8,468	397,827	3.3%
Mid-America Apartment Communities, Inc.	4,265	417,629	3.5%
Physicians Realty Trust	18,853	357,453	3.0%
		2,154,940	18.0%
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	20,583	235,470	2.0%
Silicon Motion Technology Corp. – ADR f	8,345	354,495	2.9%
		589,965	4.9%
Thrifts & Mortgage Finance
Bofi Holding, Inc.*	7,417	211,755	1.8%
Meta Financial Group, Inc.	6,502	669,056	5.6%
		880,811	7.4%
Wireless Telecommunication Services
Boingo Wireless, Inc.*	36,160	440,790	3.7%
Total Common Stocks
(Cost $10,843,179)		11,853,047	99.0%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2016

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	114,568	$114,568	1.0%
Total Short-Term Investment
(Cost $114,568)		114,568	1.0%
Total Investments
(Cost $10,957,747)		11,967,615	100.0%
Liabilities in Excess of Other Assets		(637)	0.0%
TOTAL NET ASSETS		$11,966,978	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$11,853,047	$—	$—	$11,853,047
Total Equity	11,853,047	—	—	11,853,047
Short-Term Investment
Money Market Mutual Fund	114,568	—	—	114,568
Total Short-Term Investment	114,568	—	—	114,568
Total Investments*	$11,967,615	$—	$—	$11,967,615

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2016

Portfolio Manager’s Commentary

Our investment process focuses on identifying companies with unrecognized growth prospects and the potential for earnings surprise at discounted valuations.  We believe this is more important than ever during periods of falling corporate profits for the broader market.  Earnings for the Baird SmallCap Value Fund were up approximately 16% for the calendar year 2016 versus -10% for the benchmark Russell 2000 Value Index.  In fact, during 2016:

1.	Expectations for global economic growth were widely revised downward driven by lower growth expectations for Europe, China and the U.S.
2.	The U.S. dollar resumed its upward trajectory as other currencies such as the British Pound Sterling and Chinese Yuan weakened considerably.
3.	Corporate earnings estimates continued to be revised lower throughout the year, witnessing six consecutive quarterly earnings declines for the S&P 500 Index.

Despite the aforementioned trends, during the second half of the year, stocks of companies with the slowest revenue and earnings growth outperformed.  While this is certainly counterintuitive, particularly in an economy which is decelerating, it is not unheard of.  The surprise Trump victory coupled with a Republican-controlled Congress sent the markets meaningfully higher in to year-end.  Post-election, the Russell 2000 Value rallied 17.4%, the best November in the history of the benchmark and the largest margin of victory for small caps over large caps, with the S&P 500 up 5.0% over the same period.

Over the past 17 years, we have experienced only three other similar speculative markets when low quality stocks outperformed by such a wide margin in a short period of time. Although quality posted solid positive returns in these environments, it also tended to trail the overall benchmark meaningfully.  Post these short-lived, intense periods of speculation, stocks with high earnings quality have tended to outperform for multi-year periods and also on a cumulative basis. Leading the post-election charge were sectors heretofore unloved, but now expected to benefit asymmetrically from the new political environment.  Materials, Industrials and Energy stocks clocked multi-year gains in a matter of weeks, and many companies in these sectors posting triple-digit returns.  Small regional banks, the largest industry in our benchmark, levitated more than 40% on average.

We believe such swift moves in such a brief time period are indicative of speculation versus fundamental investing.  As such, we feel it is prudent to stay disciplined to our investment style which has outperformed over the long-run with lower commensurate risk.

In 2016, the Baird SmallCap Value Fund Institutional Class generated a total return of 15.11% compared to a 31.74% return for the Russell 2000 Value, the Fund’s benchmark.  During a year of great dispersion of returns among economic sectors, allocation played an important role for portfolio managers in 2016.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark.

Key Detractors from Relative Returns:

•
Broadly speaking, the Fund’s exposure to less cyclical, more stable businesses detracted from relative performance post the election as lower quality stocks popped on the prospects of economic opportunities arising from the new Administration.  The Fund’s overweight to Utilities and Health Care were meaningful detractors, as well as the Fund’s underweight to Materials and Energy. Additionally,  Aceto Corp, a generic pharmaceutical company, disappointed on lowered earnings guidance from pricing competition.

•
The Fund’s holdings in Information Technology lagged those stocks in the Russell 2000 Value.  Despite strong earnings growth, J2 Global and Silicon Motion Technology were among the underperformers.  Integrated Device Technology fell 11% on disappointing sales to Samsung due to a product recall.

Baird SmallCap Value Fund
December 31, 2016

•
Despite posting competitive returns in Financials (+33%), our underweight created a significant detraction from relative returns for the year.  Banks within the Russell 2000 gained over 40% during the year, mostly after the election in November.  Meta Financial and Bofi Holdings kept pace, but Atlas Financial and Private Bancorp lagged.  Real Estate Investment Trusts, while posting double-digit returns, detracted from relative performance.

Key Contributors to Relative Returns:

•
The Fund enjoyed very strong security selection in Industrials despite being underweight the group.  Patrick Industries and Drew Industries, suppliers to the manufactured housing market, both appreciated more than 75% during the year.

•	Outperformance in Telecommunications led by Boingo Wireless, a beneficiary of burgeoning demand for mobile data, added to relative returns.
•	The Fund’s security selection in Utilities was superior, with the Fund’s holdings returning 31% for the 12-month period.

Looking Forward

We concur with consensus that the prospects for tax reform, fiscal stimulus, and relaxed regulation under the new Administration should serve to benefit corporate earnings over the coming years.  However, what policies become realities, which companies stand to benefit and by what magnitude is, to say the least, difficult to predict at this stage.  In addition, the potential negative ramifications outside our borders of changes to our trade policy and a stronger currency must be considered, as well.  Consistent with our disciplined investment style, we continue to analyze each investment prospect on its merits, factoring in the aforementioned tailwinds where we have conviction that they will likely impact profitability.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Meta Financial Group, Inc.	5.4%
ICU Medical, Inc.	3.7%
Boingo Wireless, Inc.	3.6%
LTC Properties, Inc.	3.3%
B&G Foods, Inc.	3.3%
Alliant Energy Corp.	3.2%
j2 Global, Inc.	3.2%
Renasant Corp.	3.1%
Atlas Financial Holdings, Inc.	3.1%
Agree Realty Corp.	3.0%

Net Assets:	$30,848,895
Portfolio Turnover Rate:	48.9%
Number of Equity Holdings:	36

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.52%
Investor Class:	1.77%	****

Net
Institutional Class:	1.00%
Investor Class:	1.25%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2016 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2016	One Year	Three Year	Inception(1)
Institutional Class Shares	15.11%	3.13%	10.41%
Investor Class Shares	14.84%	2.86%	10.13%
Russell 2000® Value Index(2)	31.74%	8.31%	13.87%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2016.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	13,209	$679,471	2.2%
Orbital ATK, Inc.	7,175	629,463	2.0%
		1,308,934	4.2%
Air Freight & Logistics
Air Transport Services Group, Inc.*	37,396	596,840	1.9%
Auto Components
Drew Industries, Inc.	7,012	755,543	2.5%
Motorcar Parts of America, Inc.*	30,005	807,735	2.6%
		1,563,278	5.1%
Banks
Hilltop Holdings, Inc.	23,482	699,764	2.3%
Renasant Corp.	22,993	970,764	3.1%
		1,670,528	5.4%
Biotechnology
Eagle Pharmaceuticals, Inc./DE*	8,173	648,446	2.1%
Building Products
Patrick Industries, Inc.*	11,007	839,834	2.7%
Capital Markets
Diamond Hill Investment Group, Inc.	2,955	621,673	2.0%
Commercial Services & Supplies
Deluxe Corp.	10,437	747,394	2.4%
Construction & Engineering
Quanta Services, Inc.*	26,578	926,243	3.0%
Food Products
B & G Foods, Inc.	22,830	999,954	3.3%
Lamb Weston Holdings, Inc.*	18,101	685,123	2.2%
		1,685,077	5.5%
Gas Utilities
South Jersey Industries, Inc.	18,037	607,666	2.0%
Health Care Equipment & Supplies
ICU Medical, Inc.*	7,664	1,129,290	3.7%
Household Durables
ZAGG, Inc.*	120,510	855,621	2.8%
Household Products
Orchids Paper Products Co.	31,147	815,428	2.6%
Insurance
Atlas Financial Holdings, Inc.* f	52,998	956,614	3.1%
The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Internet Software & Services
j2 Global, Inc.	12,067	$987,081	3.2%
Stamps.com, Inc.*	6,034	691,798	2.2%
		1,678,879	5.4%
Multi-Utilities
Alliant Energy Corp.	26,092	988,626	3.2%
Real Estate Investment Trusts (REITs)
Agree Realty Corp.	20,384	938,683	3.0%
Blackstone Mortgage Trust, Inc. – Class A	24,461	735,542	2.4%
Capstead Mortgage Corp.	85,613	872,397	2.8%
Healthcare Trust of America, Inc. – Class A	22,830	664,581	2.2%
LTC Properties, Inc.	21,689	1,018,949	3.3%
Omega Healthcare Investors, Inc.	25,095	784,470	2.6%
Physicians Realty Trust	45,660	865,714	2.8%
		5,880,336	19.1%
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	52,604	601,790	2.0%
Silicon Motion Technology Corp. – ADR f	20,384	865,912	2.8%
		1,467,702	4.8%
Thrifts & Mortgage Finance
Bofi Holding, Inc.*	32,614	931,130	3.0%
Capitol Federal Financial, Inc.	21,852	359,684	1.2%
Meta Financial Group, Inc.	16,307	1,677,990	5.4%
		2,968,804	9.6%
Water Utilities
Connecticut Water Service, Inc.	12,230	683,045	2.2%
Wireless Telecommunication Services
Boingo Wireless, Inc.*	90,994	1,109,217	3.6%
Total Common Stocks
(Cost $23,425,679)		29,749,475	96.4%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2016

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	1,096,298	$1,096,298	3.6%
Total Short-Term Investment
(Cost $1,096,298)		1,096,298	3.6%
Total Investments
(Cost $24,521,977)		30,845,773	100.0%
Other Assets in Excess of Liabilities		3,122	0.0%
TOTAL NET ASSETS		$30,848,895	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$29,749,475	$—	$—	$29,749,475
Total Equity	29,749,475	—	—	29,749,475
Short-Term Investment
Money Market Mutual Fund	1,096,298	—	—	1,096,298
Total Short-Term Investment	1,096,298	—	—	1,096,298
Total Investments*	$30,845,773	$—	$—	$30,845,773

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2016

Portfolio Manager’s Commentary

On April 15, 2016, the Chautauqua International Growth Fund was established. The Chautauqua International Growth Fund delivered relative outperformance through the end of the third quarter, and then encountered significant countervailing market trends in the final quarter of 2016 that caused underperformance for our disciplined, high-quality growth investment approach.

For example, the fourth quarter began with a shift in the markets from a growth style outperformance in the third quarter, to a value style outperformance. At first, this appeared to be a short-term reversal, which has been typical in the “risk on, risk off” markets of the past 8 years. Then, in early November, despite most polls predicting up to 24 hours prior the opposite, Donald Trump became the surprise winner of the U.S. Presidency. The subsequent market rally, based upon the expectation of U.S. fiscal stimulus, widespread deregulation, and improved corporate profits – due to lower tax rates assured by a unified Republican federal government, combined with U.S. Federal Reserve interest rate hikes – took off, leaving large capitalization, quality growth investors, like us, behind.

In this environment and from the Fund’s April 15, 2016 inception through the end of 2016, the Chautauqua International Growth Fund’s Institutional Class declined 4.30%, underperforming the MSCI ACWI ex-U.S. Index® – ND, which advanced 3.02%.

Review

The following review and portfolio highlights account for the time period between the Chautauqua International Growth Fund’s inception on April 15, 2016 through the end of the year. For the MSCI ACWI ex-U.S. Index®, value style outperformed growth style. Within emerging markets, growth style outperformed value style. Small capitalization stocks outperformed large capitalization stocks in all but the emerging market portion of the Index.

Performance by country in which the Fund was invested had wide dispersions, as did sector returns.  The best performing sectors were energy, 17.06%; materials, 13.85%; and information technology, 11.00%. The worst performing sectors were health care, -10.69%; telecomm, -10.27%; and consumer staples, -6.74%.

Chautauqua Capital’s investment approach focuses on companies that are faster growing, more profitable, and higher quality than the Fund’s benchmark index averages.  However, the performance gap between growth and value style stocks in the past quarter was enormous, and so it is cold comfort that our underperformance was not alone among large capitalization growth investors.

Portfolio Highlights

During the roughly three quarters since the Fund was launched, the global markets have grappled with significant geopolitical events. The rise of Nationalist/Populist election outcomes began on June 23 when the United Kingdom (U.K.) held a referendum to decide whether the country should Leave or Remain in the European Union (E.U.). Leave won 52% of the vote, marking the first-ever departure from the E.U. Chautauqua Capital’s careful diversification and long-term focus prevented a significant performance dislocation during this time period, and the steps we took to safeguard against what we deemed to be a low probability but high negative impact event, such as a “Brexit Leave” outcome, were helpful. The Fund entered the U.K. referendum vote with an elevated cash position and an underweight to the financials sector, which was the most vulnerable sector to a political or economic shock. Additionally, prior to the vote, we made adjustments that were either neutral to or would benefit from depreciation of the pound sterling.

Immediately after the U.K. referendum, nearly all equity markets worldwide experienced significant downside volatility.  We took advantage of what we deemed to be overreactions and pared back holdings that traded at higher valuations, and we added to existing positions and initiated new positions where we saw opportunity. Markets then advanced on further monetary stimulus.

Brent crude oil bottomed at $27 per barrel in January 2016 and ended the year at $57 per barrel. This move had a material impact on returns within the energy sector holdings of the Fund. The paradigm shift to limit oil production announced by the Organization of Petroleum Exporting Countries (OPEC) helped reduce the oversupply and led to higher oil prices. Our thesis was that the low oil price environment was unsustainable, especially for countries such as Saudi Arabia, which require higher oil prices to pay for their social programs,

Chautauqua International Growth Fund
December 31, 2016

and so price risk for the commodity was tilted to the upside. Earlier in the year, we reduced our weightings in oil services businesses and repositioned our energy exposure to exploration and production-oriented oil companies with attractive, low-cost assets and strong balance sheets in anticipation of higher oil prices.

Chautauqua Capital’s distinctive method of diversification through sector groups benefited the Fund’s portfolio. The allocation amongst correlated sector groupings (defensive, economically sensitive, energy and financials) worked to reduce volatility without sacrificing our best ideas. Within the defensive sectors, we avoided utilities and consumer staples due to their overall low growth rates and high valuations. Our intentional underweights to utilities and consumer staples stocks hurt performance throughout the year, as investors paid premium prices for stocks with high dividend yields. However, the Fund’s underweights to utilities and consumer staples stocks became additive to the Fund’s performance by year-end. Importantly, the Fund’s overweight to leading health care companies was a significant detractor to performance, given the health care sector’s 10.69% decline in the period. However, we are committed to the Fund’s health care positions and are finding advantaged companies with pricing power that are curing diseases and providing valuable services through proprietary technologies. We believe the strength of these companies, combined with our disciplined valuation work, provides for some of our best investment ideas within the Fund’s portfolio’s defensive sectors.

The Fund’s overweight to the information technology sector, along with strong stock selection, was a source of positive returns during the period. Our portfolio companies in the information technology sector benefit from strong secular trends – such as cloud computing, artificial intelligence, data analytics, and internet security – and possess what we believe are sustainable competitive advantages that will allow them to gain market share relative to their competitors. Moreover, we continue to evaluate advantaged companies within information technology, health care and consumer-related sectors either for investment, or for our watch list, to monitor for attractive valuation entry or exit points.

The year ended with the aforementioned surprise victory of U.S. President Donald Trump. In the immediate aftermath of the U.S. Election, and given President Trump’s campaign statements, Fund portfolio exposures to emerging markets positions were reduced, and the proceeds were redeployed to existing positions in the energy and financial sectors.  This helped mitigate some of the Fund’s relative underperformance.

Outlook

As we enter the early stages of Trump’s Presidency, we are diligently assessing the impacts of the new administration’s policy decisions.  We are watchful for potential changes in trade policy and will make adjustments accordingly. In general, however, the recent underperformance by large capitalization quality growth stocks has created one of those occasional opportunities to acquire positions in advantaged companies that benefit from secular growth trends at relatively attractive prices.

In terms of positioning, the investment trends we have identified remain intact and continue into 2017. For example, demographic demand of aging populations for medical solutions and financial services remain fruitful. Labor shortages should appear in some markets owing to low birth rates and the fact that the unemployment rate in places like the U.S. and Japan is already below its long-term average. Proposed infrastructure projects will compete for labor at a time when immigrant labor will likely be turned away. In these markets, rising labor costs could become inflationary. Therefore, we expect companies to continue to automate, and we are invested in this trend through portfolio companies such as Keyence and Dassault Systemes. Separately, we also envision a continued adoption of web-based services and activity, such as e-commerce, infrastructure-as-a-service, and software-as-a-service.

Being able to maneuver in a turbulent geopolitical world will be key to our investment success in 2017. Having a cohesive and collaborative team of six veteran investment professionals will be in our favor. Managing a concentrated, conviction-weighted portfolio of approximately 30 securities in the Fund enables us to be more nimble. First and foremost however, we benefit from owning companies which themselves can navigate challenging times. These well-capitalized businesses, which enjoy pricing power and the ability to focus their business in the most opportune places in the world, tend to maintain their margins and grow their market share as lesser competitors grapple to adapt.

Portfolio Manager:

Brian Beitner

Chautauqua International Growth Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings*

ASML Holding NV	5.3%	Net Assets:	$15,157,302
Eni SpA	4.7%	Portfolio Turnover Rate:	72.6%	†
Wirecard AG	4.5%	Number of Equity Holdings:	31
Alibaba Group Holding Ltd.	4.3%
Sinopharm Group Co. Ltd.	4.2%	Annualized Portfolio Expense Ratio:***
Julius Baer Group Ltd.	4.1%	Gross
Hargreaves Lansdown PLC	4.0%	Institutional Class:	2.36%
Core Laboratories NV	4.0%	Investor Class:	2.61%	****
Lululemon Athletica, Inc.	4.0%
Olympus Corp.	3.9%	Net
		Institutional Class:	0.95%
		Investor Class:	1.20%	****

Equity Sector Analysis**		Country Allocation**

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.
†	Not annualized.

Chautauqua International Growth Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua International Growth Fund
December 31, 2016 (Unaudited)

Total Returns

	Six	Since
For the Periods Ended December 31, 2016	Months	Inception(1)
Institutional Class Shares	-2.74%	-4.30%
Investor Class Shares	-2.75%	-4.40%
MSCI ACWI ex USA Index	5.57%	3.02%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2016.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Geopolitical events, including those in Ukraine and the Middle East, may cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that these or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Alternative Carriers
Iliad SA (France)^	2,596	$498,557	3.3%
Apparel, Accessories & Luxury Goods
Lululemon Athletica, Inc. (Canada)*	9,262	601,937	4.0%
Application Software
Dassault Systemes (France)^	6,379	485,546	3.2%
Asset Management & Custody Banks
Hargreaves Lansdown PLC (United Kingdom)^	40,776	606,766	4.0%
Julius Baer Group Ltd. (Switzerland)^	13,884	615,085	4.1%
		1,221,851	8.1%
Auto Parts & Equipment
Delphi Automotive PLC (United Kingdom)	6,041	406,861	2.7%
Banks
HDFC Bank Ltd – ADR (India)	9,289	563,656	3.7%
Biotechnology
Genmab A/S (Denmark)*^	1,545	255,933	1.7%
Cable & Satellite
Naspers Ltd. (South Africa)^	1,262	184,241	1.2%
Data Processing & Outsourced Services
Wirecard AG (Germany)^	15,908	682,575	4.5%
Electronic Equipment & Instruments
Keyence Corp. (Japan)^	842	576,138	3.8%
Health Care Equipment
Olympus Corp. (Japan)^	16,922	583,044	3.9%
Household Products
Reckitt Benckiser Group PLC (United Kingdom)^	2,544	215,498	1.4%
Insurance Brokers
BB Seguridade Participacoes SA (Brazil)^	17,652	153,204	1.0%
Internet Retail
Ctrip.com International Ltd. – ADR (Cayman Islands)*	3,533	141,320	0.9%
Internet Software & Services
LINE Corp. (Japan)^	6,614	225,793	1.5%
NAVER Corp. (Republic of Korea)^	524	335,558	2.2%
Tencent Holdings Ltd. (Cayman Islands)^	5,897	142,985	1.0%
		704,336	4.7%
IT Consulting & Other Services
Alibaba Group Holding Ltd. – ADR (Cayman Islands)*	7,502	658,751	4.3%

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Life & Health Insurance
AIA Group Ltd. (Hong Kong)^	100,692	$564,061	3.7%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	5,030	603,801	4.0%
Oil & Gas Exploration & Production
Eni SpA (Italy)^	44,337	718,753	4.7%
Personal Products
Amorepacific Corp. (Republic of Korea)^	1,293	343,660	2.3%
Pharmaceuticals
Allergan PLC (Ireland)*	2,298	482,603	3.2%
Grifols SA – ADR (Spain)	33,978	546,026	3.6%
Novo Nordisk A/S – ADR (Denmark)	14,144	507,204	3.3%
Roche Holding AG (Switzerland)^	1,915	436,529	2.9%
Sinopharm Group Co. Ltd. (China)^	154,489	633,149	4.2%
		2,605,511	17.2%
Research & Consulting Services
Nielsen Holdings PLC (United Kingdom)	13,099	549,503	3.6%
Semiconductor Equipment
ASML Holding NV (Netherlands)	7,195	807,280	5.3%
Semiconductors
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Taiwan)	16,660	478,975	3.2%
Total Common Stocks
(Cost $14,956,436)		14,604,992	96.4%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	430,762	430,762	2.8%
Total Short-Term Investment
(Cost $430,762)		430,762	2.8%
Total Investments
(Cost $15,387,198)		15,035,754	99.2%
Other Assets in Excess of Liabilities		121,548	0.8%
TOTAL NET ASSETS		$15,157,302	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
^	Fair Valued Security – See Note 2a to Financial Statements
«	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$6,347,917	$8,257,075	$—	$14,604,992
Total Equity	6,347,917	8,257,075	—	14,604,992
Short-Term Investment
Money Market Mutual Fund	430,762	—	—	430,762
Total Short-Term Investment	430,762	—	—	430,762
Total Investments*	$6,778,679	$8,257,075	$—	$15,035,754

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2016

Portfolio Manager’s Commentary

On April 15, 2016, the Chautauqua Global Growth Fund was established. The Chautauqua Global Growth Fund delivered relative outperformance through the end of the third quarter, and then encountered significant countervailing market trends in the final quarter of 2016 that caused underperformance for our disciplined, high-quality growth investment approach.

For example, the fourth quarter began with a shift in the markets from a growth style outperformance in the third quarter, to a value style outperformance. At first, this appeared to be a short-term reversal, which has been typical in the “risk on, risk off” markets of the past 8 years. Then, in early November, despite most polls predicting up to 24 hours prior the opposite, Donald Trump became the surprise winner of the U.S. Presidency. The subsequent market rally, based upon the expectation of U.S. fiscal stimulus, widespread deregulation, and improved corporate profits – due to lower tax rates assured by a unified Republican federal government, combined with U.S. Federal Reserve interest rate hikes – took off, leaving large capitalization, quality growth investors, like us, behind.

In this environment and from the Fund’s April 15, 2016 inception through the end of 2016, the Chautauqua Global Growth Fund’s Institutional Class advanced 0.90%, underperforming the MSCI ACWI Index® – ND, which advanced 6.07%.

Review

The following review and portfolio highlights account for the time period between the Chautauqua Global Growth Fund’s inception on April 15, 2016 through the end of the year. For the MSCI ACWI Index®, value style outperformed growth style, and small capitalization stocks outperformed large capitalization stocks. Within emerging markets, growth style outperformed value style, and large capitalization stocks outperformed small capitalization stocks.

Performance by country in which the Fund was invested had wide dispersions, as did sector returns. The best performing sectors were energy, 17.06%; materials, 13.85%; and information technology, 11.00%. The worst performing sectors were health care, -10.69%; telecomm, -10.27%; and consumer staples, -6.74%.

Chautauqua Capital’s investment approach focuses on companies that are faster growing, more profitable, and higher quality than the Fund’s benchmark index averages.  However, the performance gap between growth and value style stocks in the past quarter was enormous, and so it is cold comfort that our underperformance was not alone among large capitalization growth investors.

Portfolio Highlights

During the roughly three quarters since the Fund was launched, the global markets have grappled with significant geopolitical events. The rise of Nationalist/Populist election outcomes began on June 23 when the United Kingdom (U.K.) held a referendum to decide whether the country should Leave or Remain in the European Union (E.U.). Leave won 52% of the vote, marking the first-ever departure from the E.U. Chautauqua Capital’s careful diversification and long-term focus prevented a significant performance dislocation during this time period, and the steps we took to safeguard against what we deemed to be a low probability but high negative impact event, such as a “Brexit Leave” outcome, were helpful. The Fund entered the U.K. referendum vote with an elevated cash position and an underweight to the financials sector, which was the most vulnerable sector to a political or economic shock. Additionally, prior to the vote, we made adjustments that were either neutral to or would benefit from depreciation of the pound sterling.

Immediately after the U.K. referendum, nearly all equity markets worldwide experienced significant downside volatility.  We took advantage of what we deemed to be overreactions and pared back holdings that traded at higher valuations, and we added to existing positions and initiated new positions where we saw opportunity. Markets then advanced on further monetary stimulus.

Brent crude oil bottomed at $27 per barrel in January 2016 and ended the year at $57 per barrel. This move had a material impact on returns within the energy sector holdings of the Fund. The paradigm shift to limit oil production announced by the Organization of Petroleum Exporting Countries (OPEC) helped reduce the oversupply and led to higher oil prices. Our thesis was that the low oil price environment was unsustainable, especially for countries such as Saudi Arabia, which require higher oil prices to pay for their social programs,

Chautauqua Global Growth Fund
December 31, 2016

and so price risk for the commodity was tilted to the upside. Earlier in the year, we reduced our weightings in oil services businesses and repositioned our energy exposure to exploration and production-oriented oil companies with attractive, low-cost assets and strong balance sheets in anticipation of higher oil prices.

Chautauqua Capital’s distinctive method of diversification through sector groups benefited the Fund’s portfolio. The allocation amongst correlated sector groupings (defensive, economically sensitive, energy and financials) worked to reduce volatility without sacrificing our best ideas. Within the defensive sectors, we avoided utilities and consumer staples due to their overall low growth rates and high valuations. Our intentional underweights to utilities and consumer staples stocks hurt performance throughout the year, as investors paid premium prices for stocks with high dividend yields. However, the Fund’s underweights to utilities and consumer staples stocks became additive to the Fund’s performance by year-end. Importantly, the Fund’s overweight to leading health care companies was a significant detractor to performance, given the health care sector’s 10.69% decline in the period. However, we are committed to the Fund’s health care positions and are finding advantaged companies with pricing power that are curing diseases and providing valuable services through proprietary technologies. We believe the strength of these companies, combined with our disciplined valuation work, provides for some of our best investment ideas within the Fund’s portfolio’s defensive sectors.

The Fund’s overweight to the information technology sector, along with strong stock selection, was a source of positive returns during the period. Our portfolio companies in the information technology sector benefit from strong secular trends – such as cloud computing, artificial intelligence, data analytics, and internet security – and possess what we believe are sustainable competitive advantages that will allow them to gain market share relative to their competitors. Moreover, we continue to evaluate advantaged companies within information technology, health care and consumer-related sectors either for investment, or for our watch list, to monitor for attractive valuation entry or exit points.

The year ended with the aforementioned surprise victory of U.S. President Donald Trump. In the immediate aftermath of the U.S. Election, and given President Trump’s campaign statements, portfolio exposures to emerging markets positions were reduced, and the proceeds were redeployed to existing positions in the energy and financial sectors.  This helped mitigate some of the Fund’s relative underperformance.

Outlook

As we enter the early stages of Trump’s Presidency, we are diligently assessing the impacts of the new administration’s policy decisions.  We are watchful for potential changes in trade policy and will make adjustments accordingly. In general, however, the recent underperformance by large capitalization quality growth stocks has created one of those occasional opportunities to acquire positions in advantaged companies that benefit from secular growth trends at relatively attractive prices.

In terms of positioning, the investment trends we have identified remain intact and continue into 2017. For example, demographic demand of aging populations for medical solutions and financial services remain fruitful. Labor shortages should appear in some markets owing to low birth rates and the fact that the unemployment rate in places like the U.S. and Japan is already below its long-term average. Proposed infrastructure projects will compete for labor at a time when immigrant labor will likely be turned away. In these markets, rising labor costs could become inflationary. Therefore, we expect companies to continue to automate, and we are invested in this trend through portfolio companies such as Keyence and Dassault Systemes. Separately, we also envision a continued adoption of web-based services and activity, such as e-commerce, infrastructure-as-a-service, and software-as-a-service.

Being able to maneuver in a turbulent geopolitical world will be key to our investment success in 2017. Having a cohesive and collaborative team of six veteran investment professionals will be in our favor. Managing a concentrated, conviction-weighted portfolio of approximately 40 securities in the Fund enables us to be more nimble. First and foremost, however, we benefit from owning companies which themselves can navigate challenging times. These well-capitalized businesses, which enjoy pricing power and the ability to focus their business in the most opportune places in the world, tend to maintain their margins and grow their market share as lesser competitors grapple to adapt.

Portfolio Manager:

Brian Beitner

Chautauqua Global Growth Fund
December 31, 2016 (Unaudited)

Portfolio Characteristics

A December 31, 2016 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings*

Amazon.com, Inc.	4.6%	Net Assets:	$7,848,811
Illumina, Inc.	4.5%	Portfolio Turnover Rate:	69.4%	†
Pioneer Natural Resources Co.	4.3%	Number of Equity Holdings:	45
Palo Alto Networks, Inc.	3.9%
MasterCard, Inc. – Class A	3.9%	Annualized Portfolio Expense Ratio:***
Priceline.com, Inc.	3.7%	Gross
Lululemon Athletica, Inc.	3.5%	Institutional Class:	2.36%
Wirecard AG	3.3%	Investor Class:	2.61%	****
Julius Baer Group Ltd.	3.3%
The Charles Schwab Corp.	3.3%	Net
		Institutional Class:	0.95%
		Investor Class:	1.20%	****

Equity Sector Analysis**		Country Allocation**

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2016.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2016, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2018.

****	Includes 0.25% 12b-1 fee.
†	Not annualized.

Chautauqua Global Growth Fund
December 31, 2016 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua Global Growth Fund
December 31, 2016 (Unaudited)

Total Returns

	Six	Since
For the Periods Ended December 31, 2016	Months	Inception(1)
Institutional Class Shares	3.28%	0.90%
Investor Class Shares	3.28%	0.80%
MSCI ACWI Index	6.55%	6.07%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2016.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Geopolitical events, including those in Ukraine and the Middle East, may cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that these or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2016

Common Stocks

			% of
	Shares	Value	Net Assets
Alternative Carriers
Iliad SA (France)^	333	$63,952	0.8%
Apparel, Accessories & Luxury Goods
Lululemon Athletica, Inc. (Canada)*	4,290	278,807	3.5%
Application Software
Dassault Systemes (France)^	999	76,040	1.0%
Asset Management & Custody Banks
Hargreaves Lansdown PLC (United Kingdom)^	14,650	217,999	2.8%
Julius Baer Group Ltd. (Switzerland)^	5,820	257,836	3.3%
		475,835	6.1%
Biotechnology
Genmab A/S (Denmark)*^	463	76,697	1.0%
Regeneron Pharmaceuticals, Inc. (United States)*	639	234,570	3.0%
		311,267	4.0%
Cable & Satellite
Naspers Ltd. (South Africa)^	566	82,631	1.1%
Communications Equipment
Palo Alto Networks, Inc. (United States)*	2,460	307,623	3.9%
Computer Hardware
Apple, Inc. (United States)	880	101,922	1.3%
Data Processing & Outsourced Services
Wirecard AG (Germany)^	6,048	259,505	3.3%
Electronic Equipment & Instruments
Keyence Corp. (Japan)^	122	83,479	1.1%
Health Care Equipment
Athenahealth, Inc. (United States)*	1,434	150,813	1.9%
Olympus Corp. (Japan)^	4,265	146,950	1.9%
		297,763	3.8%
Health Care Services
Celgene Corp. (United States)*	1,685	195,039	2.5%
Household Products
Reckitt Benckiser Group PLC (United Kingdom)^	885	74,967	1.0%
Internet Retail
Amazon.com, Inc. (United States)*	481	360,688	4.6%
Ctrip.com International Ltd. – ADR (Cayman Islands)*	1,812	72,480	0.9%
Priceline.com, Inc. (United States)*	197	288,814	3.7%
		721,982	9.2%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Internet Software & Services
Alphabet, Inc. – Class A (United States)*	261	$206,829	2.6%
NAVER Corp. (Republic of Korea)^	254	162,656	2.1%
Salesforce.com, Inc. (United States)*	2,618	179,228	2.3%
Tencent Holdings Ltd. (Cayman Islands)^	3,022	73,275	0.9%
		621,988	7.9%
IT Consulting & Other Services
Alibaba Group Holding Ltd. – ADR (Cayman Islands)*	1,461	128,290	1.6%
MasterCard, Inc. – Class A (United States)	2,971	306,756	3.9%
		435,046	5.5%
Life & Health Insurance
AIA Group Ltd. (Hong Kong)^	31,985	179,175	2.3%
Life Sciences Tools & Services
Illumina, Inc. (United States)*	2,762	353,646	4.5%
Oil & Gas Exploration & Production
Antero Resources Corp. (United States)*	8,012	189,484	2.4%
Eni SpA (Italy)^	11,791	191,145	2.4%
Pioneer Natural Resources Co. (United States)	1,848	332,770	4.3%
		713,399	9.1%
Other Diversified Financial Services
The Charles Schwab Corp. (United States)	6,503	256,673	3.3%
Personal Products
Amorepacific Corp. (Republic of Korea)^	558	148,308	1.9%
Pharmaceuticals
Allergan PLC (Ireland)*	822	172,628	2.2%
Grifols SA – ADR (Spain)	6,036	96,999	1.2%
Novo Nordisk A/S – ADR (Denmark)	2,612	93,666	1.2%
Roche Holding AG (Switzerland)^	204	46,502	0.6%
Sinopharm Group Co. Ltd. (China)^	51,385	210,594	2.7%
		620,389	7.9%
Regional Banks
HDFC Bank Ltd – ADR (India)	2,973	180,402	2.3%
SVB Financial Group (United States)*	823	141,276	1.8%
		321,678	4.1%
Research & Consulting Services
Nielsen Holdings PLC (United Kingdom)	2,269	95,185	1.2%
Semiconductor Equipment
ASML Holding NV (Netherlands)	767	86,057	1.1%
NVIDIA Corp. (United States)	1,180	125,954	1.6%
		212,011	2.7%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2016

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductors
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Taiwan)	2,579	$74,146	0.9%
Specialty Chemicals
The Sherwin-Williams Co. (United States)	264	70,947	0.9%
Systems Software
Adobe Systems, Inc. (United States)*	2,248	231,432	2.9%
Total Common Stocks
(Cost $7,481,097)		7,664,835	97.7%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 0.43%«	236,788	236,788	3.0%
Total Short-Term Investment
(Cost $236,788)		236,788	3.0%
Total Investments
(Cost $7,717,885)		7,901,623	100.7%
Liabilities in Excess of Other Assets		(52,812)	(0.7)%
TOTAL NET ASSETS		$7,848,811	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
^	Fair Valued Security – See Note 2a to Financial Statements
«	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2016

Summary of Fair Value Exposure at December 31, 2016

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$5,313,124	$2,351,711	$—	$7,664,835
Total Equity	5,313,124	2,351,711	—	7,664,835
Short-Term Investment
Money Market Mutual Fund	236,788	—	—	236,788
Total Short-Term Investment	236,788	—	—	236,788
Total Investments*	$5,549,912	$2,351,711	$—	$7,901,623

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2016 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a  redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2016 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2016

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/16	12/31/16	Period(1)	12/31/16	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$1,144.30	$4.04	$1,021.37	$3.81
Investor Class	1.00%	$1,000.00	$1,142.90	$5.39	$1,020.11	$5.08

Baird MidCap Fund
Institutional Class	0.82%	$1,000.00	$1,027.30	$4.18	$1,021.01	$4.17
Investor Class	1.07%	$1,000.00	$1,025.80	$5.45	$1,019.76	$5.43

Baird Small/Mid
Cap Value Fund
Institutional Class	0.95%	$1,000.00	$1,046.20	$4.89	$1,020.36	$4.82
Investor Class	1.20%	$1,000.00	$1,044.70	$6.17	$1,019.10	$6.09

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$1,085.30	$5.24	$1,020.11	$5.08
Investor Class	1.25%	$1,000.00	$1,084.10	$6.55	$1,018.85	$6.34

Chautauqua International
Growth Fund
Institutional Class	0.95%	$1,000.00	$ 972.60	$4.71	$1,020.36	$4.82
Investor Class	1.20%	$1,000.00	$ 972.50	$5.95	$1,019.10	$6.09

Chautauqua Global
Growth Fund
Institutional Class	0.95%	$1,000.00	$1,032.80	$4.85	$1,020.36	$4.82
Investor Class	1.20%	$1,000.00	$1,032.80	$6.13	$1,019.10	$6.09

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2016

			Baird
	Baird	Baird	Small/Mid
	LargeCap	MidCap	Cap Value
	Fund	Fund	Fund
ASSETS:
Investments, at value (cost $34,566,436,
$1,055,857,941 and $10,957,747, respectively)	$39,553,176	$1,248,072,888	$11,967,615
Dividends receivable	38,506	366,061	25,755
Interest receivable	438	10,785	110
Receivable for Fund shares sold	8,692	2,654,540	—
Receivable from Advisor and Distributor	—	—	3,965
Prepaid expenses and other assets	8,620	6,775	1,380
Total assets	39,609,432	1,251,111,049	11,998,825
LIABILITIES:
Payable for securities purchased	—	5,497,872	—
Payable for Fund shares repurchased	—	2,329,793	2,693
Payable to Advisor and Distributor	9,892	863,957	—
Payable to directors	1,418	252	3,341
Accrued expenses and other liabilities	39,760	191,266	25,813
Total liabilities	51,070	8,883,140	31,847
NET ASSETS	$39,558,362	$1,242,227,909	$11,966,978
NET ASSETS CONSIST OF:
Capital stock	$35,209,188	$1,113,872,603	$11,395,210
Accumulated undistributed
net investment income	1,961	—	2,542
Accumulated net realized loss on investments
sold and foreign currency translations	(639,527)	(63,859,641)	(440,642)
Net unrealized appreciation on Investments	4,986,740	192,214,947	1,009,868
NET ASSETS	$39,558,362	$1,242,227,909	$11,966,978
INSTITUTIONAL CLASS SHARES
Net Assets	$38,824,525	$1,105,051,533	$11,913,771
Shares outstanding ($0.01 par value,
unlimited shares authorized)	4,353,587	69,960,995	1,157,769
Net asset value, offering and
redemption price per share	$8.92	$15.80	$10.29
INVESTOR CLASS SHARES
Net Assets	$733,837	$137,176,376	$53,207
Shares outstanding ($0.01 par value,
unlimited shares authorized)	82,406	9,085,850	5,176
Net asset value, offering and
redemption price per share	$8.91	$15.10	$10.28

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2016

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $24,521,977,
$15,387,198 and $7,717,885, respectively)	$30,845,773	$15,035,754	$7,901,623
Foreign Currency, at value (Cost $0, $17,881
and $6,466, respectively)	—	17,881	6,461
Dividends receivable	81,639	2,613	1,086
Interest receivable	470	220	88
Receivable for investments sold	—	205,229	25,488
Receivable for Fund shares sold	375	17,519	14,000
Receivable from Advisor and Distributor	—	—	5,719
Prepaid expenses and other assets	5,847	14,918	14,433
Total assets	30,934,104	15,294,134	7,968,898
LIABILITIES:
Payable for securities purchased	—	111,625	95,161
Payable for Fund shares repurchased	39,504	—	—
Payable to Advisor and Distributor	13,952	501	—
Payable to directors	226	40	80
Accrued expenses and other liabilities	31,527	24,666	24,846
Total liabilities	85,209	136,832	120,087
NET ASSETS	$30,848,895	$15,157,302	$7,848,811
NET ASSETS CONSIST OF:
Capital stock	$24,865,456	$15,696,193	$7,784,095
Accumulated undistributed
net investment income (loss)	4,079	(3,823)	(1,827)
Accumulated net realized loss on investments
sold and foreign currency translations	(344,436)	(183,509)	(117,306)
Net unrealized appreciation/depreciation on:
Investments	6,323,796	(351,444)	183,738
Foreign currency and other assets
denominated in foreign currency	—	(115)	111
NET ASSETS	$30,848,895	$15,157,302	$7,848,811
INSTITUTIONAL CLASS SHARES
Net Assets	$28,224,772	$14,846,274	$7,647,384
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,903,267	1,551,673	757,695
Net asset value, offering and
redemption price per share	$14.83	$9.57	$10.09
INVESTOR CLASS SHARES
Net Assets	$2,624,123	$311,028	$201,427
Shares outstanding ($0.01 par value,
unlimited shares authorized)	177,163	32,548	19,989
Net asset value, offering and
redemption price per share	$14.81	$9.56	$10.08

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2016

			Baird
	Baird	Baird	Small/Mid
	LargeCap	MidCap	Cap Value
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of
$0, $14,938 and $0, respectively)	$819,558	$8,383,983	$171,280
Interest	4,920	162,568	1,852
Other income	270	9,633	71
Total investment income	824,748	8,556,184	173,203
EXPENSES:
Investment advisory fees	237,238	9,422,877	65,277
Administration fees	7,372	88,987	6,612
Shareholder servicing fees	16,740	555,062	6,812
Fund accounting fees	13,301	57,265	14,302
Professional fees	35,191	33,466	31,685
Federal and state registration	43,080	65,221	52,111
Directors fees	47,987	47,712	46,104
Custody fees	6,451	23,219	5,856
Reports to shareholders	4,117	54,124	4,574
Miscellaneous expenses	508	2,456	508
Distribution expense – Investor Class Shares (Note 8)	1,520	352,484	73
Total expenses	413,505	10,702,873	233,914
Fee waiver by Advisor (Note 5)	(138,150)	—	(156,332)
Net expenses	275,355	10,702,873	77,582
NET INVESTMENT INCOME (LOSS)	549,393	(2,146,689)	95,621

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	12,664	(20,374,537)	(404,287)
Net realized loss on foreign currency translations	(6)	—	—
Change in unrealized appreciation on investments	4,113,578	85,885,944	1,204,570
Net realized and unrealized gain on investments	4,126,236	65,511,407	800,283
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,675,629	$63,364,718	$895,904

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2016

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund^	Growth Fund^
INVESTMENT INCOME:
Dividends (of foreign taxes withheld
of $0, $5,359 and $1,888, respectively)	$610,302	$68,607	$29,092
Interest	7,618	1,643	705
Other income	1,112	92	20
Total investment income	619,032	70,342	29,817
EXPENSES:
Investment advisory fees	227,641	55,799	30,276
Administration fees	4,762	1,906	1,864
Shareholder servicing fees	15,656	11,305	10,469
Fund accounting fees	13,469	9,850	9,758
Professional fees	28,957	15,304	15,204
Federal and state registration	38,854	29,402	30,467
Directors fees	47,614	23,304	23,344
Custody fees	4,672	13,900	15,038
Reports to shareholders	2,050	580	1,180
Miscellaneous expenses	447	361	469
Interest Expense (Note 7)	—	—	38
Distribution expense – Investor Class Shares (Note 8)	5,430	211	269
Total expenses	389,552	161,922	138,376
Fee waiver by Advisor (Note 5)	(116,311)	(95,476)	(102,142)
Net expenses	273,241	66,446	36,234
NET INVESTMENT INCOME (LOSS)	345,791	3,896	(6,417)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	406,537	(206,808)	(126,573)
Net realized gain on foreign currency translations	—	333	47
Change in unrealized appreciation/depreciation
on investments	3,244,223	(351,559)	183,849
Net realized and unrealized gain (loss) on investments	3,650,760	(558,034)	57,323
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$3,996,551	$(554,138)	$50,906

^	Inception of the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund was the close of business on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird LargeCap Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$549,393	$467,691
Net realized gain on investments	12,664	1,215,765
Net realized loss on foreign currency translations	(6)	—
Change in unrealized appreciation/depreciation
on investments	4,113,578	(3,284,296)
Net increase (decrease) in net
assets resulting from operations	4,675,629	(1,600,840)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,634,043	7,717,424
Shares issued to holders in reinvestment of distributions	560,003	2,431,224
Cost of shares redeemed	(6,000,917)	(10,040,992)
Net increase (decrease) in net assets resulting
from capital share transactions	(806,871)	107,656

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(555,559)	(469,154)
From net realized gains	—	(1,918,299)
Total Distributions	(555,559)	(2,387,453)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(5,808)	(6,047)
From net realized gains	—	(37,847)
Total Distributions	(5,808)	(43,894)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,307,391	(3,924,531)

NET ASSETS:
Beginning of year	36,250,971	40,175,502
End of year (including distributions in excess of net
investment income of $1,961 and $0, respectively)	$39,558,362	$36,250,971

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment loss	$(2,146,689)	$(2,768,264)
Net realized loss on investments	(20,374,537)	(27,744,335)
Change in unrealized appreciation/depreciation
on investments	85,885,944	(22,515,811)
Net increase (decrease) in net
assets resulting from operations	63,364,718	(53,028,410)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	439,643,509	449,697,294
Shares issued to holders in reinvestment of distributions	—	1,614,082
Cost of shares redeemed	(479,905,649)	(293,658,295)
Net increase (decrease) in net assets resulting
from capital share transactions	(40,262,140)	157,653,081

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	—	(1,484,630)
Total Distributions	—	(1,484,630)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	—	(278,941)
Total Distributions	—	(278,941)

TOTAL INCREASE IN NET ASSETS	23,102,578	102,861,100

NET ASSETS:
Beginning of year	1,219,125,331	1,116,264,231
End of year	$1,242,227,909	$1,219,125,331

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Small/Mid Cap Value Fund

		November 30, 2015^
	Year Ended	through
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$95,621	$7,703
Net realized loss on investments	(404,287)	(39,584)
Change in unrealized appreciation/depreciation
on investments	1,204,570	(194,702)
Net increase (decrease) in net
assets resulting from operations	895,904	(226,583)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,833,697	4,960,000
Shares issued to holders in reinvestment of distributions	79,329	7,184
Cost of shares redeemed	(485,000)	—
Net increase in net assets resulting
from capital share transactions	6,428,026	4,967,184

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(90,044)	(7,158)
Total Distributions	(90,044)	(7,158)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(325)	(26)
Total Distributions	(325)	(26)

TOTAL INCREASE IN NET ASSETS	7,233,561	4,733,417

NET ASSETS:
Beginning of period	4,733,417	—
End of period (including accumulated undistributed net
investment income of $2,542 and $289, respectively)	$11,966,978	$4,733,417

^	Inception was the close of business on November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment income	$345,791	$186,109
Net realized gain (loss) on investments	406,537	(676,064)
Change in unrealized appreciation/depreciation
on investments	3,244,223	(826,483)
Net increase (decrease) in net
assets resulting from operations	3,996,551	(1,316,438)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,035,886	5,084,558
Shares issued to holders in reinvestment of distributions	287,392	133,162
Cost of shares redeemed	(3,257,446)	(4,171,336)
Net increase in net assets resulting
from capital share transactions	2,065,832	1,046,384

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(321,015)	(148,738)
Total Distributions	(321,015)	(148,738)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(19,041)	(8,071)
Total Distributions	(19,041)	(8,071)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,722,327	(426,863)

NET ASSETS:
Beginning of year	25,126,568	25,553,431
End of year (including accumulated undistributed net
investment income of $4,079 and $7,487, respectively)	$30,848,895	$25,126,568

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Chautauqua International Growth Fund

April 15, 2016^
through
December 31, 2016
OPERATIONS:
Net investment income	$3,896
Net realized loss on investments	(206,808)
Net realized gain on foreign currency translations	333
Change in unrealized depreciation on investments
and foreign currency translations	(351,559)
Net decrease in net assets resulting from operations	(554,138)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,146,048
Cost of shares redeemed	(436,323)
Redemption Fees	1,715
Net increase in net assets resulting from capital share transactions	15,711,440

TOTAL INCREASE IN NET ASSETS	15,157,302

NET ASSETS:
Beginning of period	—
End of period (including accumulated net investment loss of $(3,823))	$15,157,302

^	Inception was the close of business on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Chautauqua Global Growth Fund

April 15, 2016^
through
December 31, 2016
OPERATIONS:
Net investment loss	$(6,417)
Net realized loss on investments	(126,573)
Net realized gain on foreign currency translations	47
Change in unrealized depreciation on investments
and foreign currency translations	183,849
Net increase in net assets resulting from operations	50,906

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,917,355
Cost of shares redeemed	(1,119,965)
Redemption Fees	515
Net increase in net assets resulting from capital share transactions	7,797,905

TOTAL INCREASE IN NET ASSETS	7,848,811

NET ASSETS:
Beginning of period	—
End of period (including accumulated net investment loss of $(1,827))	$7,848,811

^	Inception was the close of business on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Institutional Class

	Year Ended December 31,
	2016(1)	2015	2014	2013(1)	2012
Per Share Data:
Net asset value, beginning of year	$8.01	$8.93	$7.92	$9.86	$8.71
Income from
investment operations:
Net investment income(2)	0.12	0.10	0.09	0.03	0.04
Net realized and unrealized
gains (losses) on investments	0.92	(0.45)	1.10	3.16	1.15
Total from investment operations	1.04	(0.35)	1.19	3.19	1.19
Less distributions:
Distributions from
net investment income	(0.13)	(0.11)	(0.08)	(0.04)	(0.04)
Distributions from
net realized gains	—	(0.46)	(0.10)	(5.09)	—
Total distributions	(0.13)	(0.57)	(0.18)	(5.13)	(0.04)
Net asset value, end of year	$8.92	$8.01	$8.93	$7.92	$9.86

Total return	12.94%	(3.94)%	15.09%	32.68%	13.62%

Supplemental data and ratios:
Net assets, end of year (millions)	$38.8	$35.6	$39.0	$28.0	$24.0
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.13%	1.11%	1.17%	1.24%	1.34%
Ratio of net investment income
to average net assets	1.51%	1.18%	1.08%	0.28%	0.37%
Ratio of net investment income (loss)
to average net assets (before waivers)	1.13%	0.82%	0.66%	(0.21)%	(0.22)%
Portfolio turnover rate(3)	85.0%	86.5%	88.2%	127.7%	39.2%

(1)
Effective April 30, 2016, L2 Asset Management, LLC (“L2”) became the Fund’s subadvisor.  L2 replaced Baird Kailash Group, LLC, which was the Fund’s subadvisor from December 23, 2013 until April 30, 2016.  The Fund was managed by the Fund’s Advisor from the Fund’s inception date until December 23, 2013.

(2)	Calculated using average shares outstanding during the year.
(3)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s then-existing subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Investor Class

	Year Ended December 31,
	2016(1)	2015	2014	2013(1)	2012
Per Share Data:
Net asset value, beginning of year	$7.97	$8.87	$7.87	$9.82	$8.68
Income from
investment operations:
Net investment income(2)	0.10	0.08	0.05	0.00 (3)	0.01
Net realized and unrealized
gains (losses) on investments	0.91	(0.45)	1.12	3.14	1.15
Total from investment operations	1.01	(0.37)	1.17	3.14	1.16
Less distributions:
Distributions from
net investment income	(0.07)	(0.07)	(0.07)	—	(0.02)
Distributions from
net realized gains	—	(0.46)	(0.10)	(5.09)	—
Total distributions	(0.07)	(0.53)	(0.17)	(5.09)	(0.02)
Net asset value, end of year	$8.91	$7.97	$8.87	$7.87	$9.82

Total return	12.67%	(4.18)%	14.89%	32.34%	13.32%

Supplemental data and ratios:
Net assets, end of year (millions)	$0.7	$0.6	$1.2	$0.2	$0.4
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.38%	1.36%	1.42%	1.49%	1.59%
Ratio of net investment income
to average net assets	1.26%	0.93%	0.83%	0.03%	0.12%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.88%	0.57%	0.41%	(0.46)%	(0.47)%
Portfolio turnover rate(4)	85.0%	86.5%	88.2%	127.7%	39.2%
(1)
Effective April 30, 2016, L2 Asset Management, LLC (“L2”) became the Fund’s subadvisor.  L2 replaced Baird Kailash Group, LLC, which was the Fund’s subadvisor from December 23, 2013 until April 30, 2016.  The Fund was managed by the Fund’s Advisor from the Fund’s inception date until December 23, 2013.

(2)	Calculated using average shares outstanding during the year.
(3)	Amount is less than $0.005.
(4)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s then-existing subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2016		2015		2014		2013	2012
Per Share Data:
Net asset value, beginning of year	$14.99		$15.57		$15.00		$11.52	$9.98
Income from
investment operations:
Net investment income (loss)	(0.02	)(1)	(0.03	)(1)	(0.03	)(1)	(0.01)	0.07 (1)
Net realized and unrealized
gains (losses) on investments	0.83		(0.53)		0.76		3.80	1.57
Total from investment operations	0.81		(0.56)		0.73		3.79	1.64
Less distributions:
Distributions from
net investment income	—		—		—		—	(0.04)
Distributions from
net realized gains	—		(0.02)		(0.16)		(0.31)	(0.06)
Total distributions	—		(0.02)		(0.16)		(0.31)	(0.10)
Net asset value, end of year	$15.80		$14.99		$15.57		$15.00	$11.52

Total return	5.40%		(3.59)%		4.85%		32.90%	16.49%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,105.1		$1,035.0		$910.9		$286.1	$137.2
Ratio of expenses to
average net assets	0.82%		0.80%		0.85%		0.85%	0.85%
Ratio of expenses to average
net assets (before waivers)	0.82%		0.80%		0.87%		0.87%	0.97%
Ratio of net investment income (loss)
to average net assets	(0.14)%		(0.18)%		(0.17)%		(0.04)%	0.65%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.14)%		(0.18)%		(0.19)%		(0.06)%	0.53%
Portfolio turnover rate(2)	57.2%		52.8%		37.3%		36.3%	29.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2016		2015		2014		2013	2012
Per Share Data:
Net asset value, beginning of year	$14.36		$14.96		$14.45		$11.13	$9.66
Income from
investment operations:
Net investment income (loss)	(0.06	)(1)	(0.06	)(1)	(0.06	)(1)	(0.03)	0.04 (1)
Net realized and unrealized
gains (losses) on investments	0.80		(0.52)		0.73		3.66	1.52
Total from investment operations	0.74		(0.58)		0.67		3.63	1.56
Less distributions:
Distributions from
net investment income	—		—		—		—	(0.03)
Distributions from
net realized gains	—		(0.02)		(0.16)		(0.31)	(0.06)
Total distributions	—		(0.02)		(0.16)		(0.31)	(0.09)
Net asset value, end of year	$15.10		$14.36		$14.96		$14.45	$11.13

Total return	5.08%		(3.80)%		4.62%		32.62%	16.16%

Supplemental data and ratios:
Net assets, end of year (millions)	$137.2		$184.1		$205.4		$143.1	$84.1
Ratio of expenses to average net assets	1.07%		1.05%		1.10%		1.10%	1.10%
Ratio of expenses to average
net assets (before waivers)	1.07%		1.05%		1.12%		1.12%	1.22%
Ratio of net investment income (loss)
to average net assets	(0.39)%		(0.43)%		(0.42)%		(0.29)%	0.40%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.39)%		(0.43)%		(0.44)%		(0.31)%	0.28%
Portfolio turnover rate(2)	57.2%		52.8%		37.3%		36.3%	29.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

		November 30, 2015^
	Year Ended	through
	December 31, 2016	December 31, 2015
Per Share Data:
Net asset value, beginning of period	$9.52	$10.00
Income from investment operations:
Net investment income(1)	0.13	0.02
Net realized and unrealized gains (losses) on investments	0.72	(0.49)
Total from investment operations	0.85	(0.47)
Less distributions:
Distributions from net investment income	(0.08)	(0.01)
Total distributions	(0.08)	(0.01)
Net asset value, end of period	$10.29	$9.52

Total return	8.91%	(4.66	)%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$11.9	$4.7
Ratio of expenses to average net assets	0.95%	0.95	%(3)
Ratio of expenses to average net assets (before waivers)	2.86%	6.88	%(3)
Ratio of net investment income to average net assets	1.35%	1.96	%(3)
Ratio of net investment loss
to average net assets (before waivers)	(0.56)%	(3.97	)%(3)
Portfolio turnover rate(4)	38.3%	14.7	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

		November 30, 2015^
	Year Ended	through
	December 31, 2016	December 31, 2015
Per Share Data:
Net asset value, beginning of period	$9.52	$10.00
Income from investment operations:
Net investment income(1)	0.11	0.01
Net realized and unrealized gains (losses) on investments	0.71	(0.48)
Total from investment operations	0.82	(0.47)
Less distributions:
Distributions from net investment income	(0.06)	(0.01)
Total distributions	(0.06)	(0.01)
Net asset value, end of period	$10.28	$9.52

Total return	8.64%	(4.67	)%(2)

Supplemental data and ratios:
Net assets, end of period (thousands)	$53.2	$19.0
Ratio of expenses to average net assets	1.20%	1.20	%(3)
Ratio of expenses to average net assets (before waivers)	3.11%	7.13	%(3)
Ratio of net investment income to average net assets	1.10%	1.71	%(3)
Ratio of net investment loss
to average net assets (before waivers)	(0.81)%	(4.22	)%(3)
Portfolio turnover rate(4)	38.3%	14.7	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

					May 1, 2012^
					through
	Year Ended December 31,				December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$13.03	$13.82	$14.01	$10.20	$10.00
Income from investment operations:
Net investment income(1)	0.21	0.11	0.05	0.07	0.15
Net realized and unrealized
gains (losses) on investments	1.76	(0.82)	0.01	3.99	0.20
Total from investment operations	1.97	(0.71)	0.06	4.06	0.35
Less distributions:
Distributions from
net investment income	(0.17)	(0.08)	(0.05)	(0.05)	(0.12)
Distributions from net realized gains	—	—	(0.20)	(0.20)	(0.03)
Total distributions	(0.17)	(0.08)	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$14.83	$13.03	$13.82	$14.01	$10.20

Total return	15.11%	(5.11)%	0.42%	39.85%	3.52	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$28.2	$23.1	$23.5	$19.0	$8.1
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(3)
Ratio of expenses to average
net assets (before waivers)	1.43%	1.51%	1.55%	2.02%	3.06	%(3)
Ratio of net investment income
to average net assets	1.58%	0.79%	0.36%	0.71%	2.32	%(3)
Ratio of net investment income (loss)
to average net assets (before waivers)	1.15%	0.28%	(0.19)%	(0.31)%	0.26	%(3)
Portfolio turnover rate(4)	48.9%	42.1%	41.9%	36.9%	24.6	%(2)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

					May 1, 2012^
					through
	Year Ended December 31,				December 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$12.99	$13.78	$13.98	$10.19	$10.00
Income from investment operations:
Net investment income(1)	0.18	0.07	0.02	0.04	0.14
Net realized and unrealized
gains (losses) on investments	1.75	(0.81)	0.00 (2)	3.99	0.19
Total from investment operations	1.93	(0.74)	0.02	4.03	0.33
Less distributions:
Distributions from
net investment income	(0.11)	(0.05)	(0.02)	(0.04)	(0.11)
Distributions from net realized gains	—	—	(0.20)	(0.20)	(0.03)
Total distributions	(0.11)	(0.05)	(0.22)	(0.24)	(0.14)
Net asset value, end of period	$14.81	$12.99	$13.78	$13.98	$10.19

Total return	14.84%	(5.37)%	0.13%	39.58%	3.32	%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$2.6	$2.0	$2.1	$1.1	$0.2
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average
net assets (before waivers)	1.68%	1.76%	1.80%	2.27%	3.31	%(4)
Ratio of net investment income
to average net assets	1.33%	0.54%	0.11%	0.46%	2.07	%(4)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.90%	0.03%	(0.44)%	(0.56)%	0.01	%(4)
Portfolio turnover rate(5)	48.9%	42.1%	41.9%	36.9%	24.6	%(3)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

	April 15, 2016^
	through
	December 31, 2016
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.00	(1)(2)
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.43)
Net asset value, end of period	$9.57

Total return	(4.30	)%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$14.8
Ratio of expenses to average net assets	0.95	%(4)
Ratio of expenses to average net assets (before waivers)	2.32	%(4)
Ratio of net investment income to average net assets	0.06	%(4)
Ratio of net investment loss to average net assets (before waivers)	(1.31	)%(4)
Portfolio turnover rate	72.6	%(3)(5)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

	April 15, 2016^
	through
	December 31, 2016
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01	)(1)
Net realized and unrealized loss on investments
and foreign currency translations	(0.44)
Total from investment operations	(0.45)
Paid in capital from redemption fees	0.01
Net asset value, end of period	$9.56

Total return	(4.40	)%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$0.3
Ratio of expenses to average net assets	1.20	%(3)
Ratio of expenses to average net assets (before waivers)	2.58	%(3)
Ratio of net investment loss to average net assets	(0.19	)%(3)
Ratio of net investment loss to average net assets (before waivers)	(1.57	)%(3)
Portfolio turnover rate	72.6	%(2)(4)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

	April 15, 2016^
	through
	December 31, 2016
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01	)(1)
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.09
Net asset value, end of period	$10.09

Total return	0.90	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$7.6
Ratio of expenses to average net assets	0.95	%(3)
Ratio of expenses to average net assets (before waivers)	3.65	%(3)
Ratio of net investment loss to average net assets	(0.16	)%(3)
Ratio of net investment loss to average net assets (before waivers)	(2.86	)%(3)
Portfolio turnover rate	69.4	%(2)(4)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

	April 15, 2016^
	through
	December 31, 2016
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03	)(1)
Net realized and unrealized gain on investments	0.11
Total from investment operations	0.08
Net asset value, end of period	$10.08

Total return	0.80	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$0.2
Ratio of expenses to average net assets	1.20	%(3)
Ratio of expenses to average net assets (before waivers)	3.90	%(3)
Ratio of net investment loss to average net assets	(0.41	)%(3)
Ratio of net investment loss to average net assets (before waivers)	(3.11	)%(3)
Portfolio turnover rate	69.4	%(2)(4)

^	Inception date.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2016

1. Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund, the Baird Small/Mid Cap Value Fund, the Baird SmallCap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), six of the fifteen series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced with the sale of both Institutional and Investor Class Shares on December 29, 2000.  The Baird Small/Mid Cap Value Fund commenced with the sale of both Institutional and Investor Class Shares on November 30, 2015.  The Baird SmallCap Value Fund commenced with the sale of both Institutional and Investor Class Shares to the public on May 1, 2012.  The Chautauqua International Growth Fund and the Chautauqua Global Growth Fund commenced with the sale of both Institutional and Investor Class Shares to the public on April 18, 2016.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 8.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term capital appreciation through investments in equity securities of small- to mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term capital appreciation through investments in equity securities of small-capitalization companies.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

On December 31, 2016, shareholders affiliated with the Advisor held 91% of the Institutional Class shares of the Baird LargeCap Fund, 3% of the Institutional Class shares of the Baird MidCap Fund, 53% of the Institutional Class shares of the Baird Small/Mid Cap Value Fund, 53% of the Institutional Class shares of the Baird SmallCap Value Fund, 26% of the Institutional Class shares of the Chautauqua International Growth Fund and 28% of the Institutional Class shares of the Chautauqua Global Growth Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service,

Notes to the Financial Statements
December 31, 2016

2.	Significant Accounting Policies (cont.)

does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the value of the security, the security is priced at fair value as described below.  Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

b)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events

Notes to the Financial Statements
December 31, 2016

2.	Significant Accounting Policies (cont.)

that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

c.)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Chautauqua Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on investments and foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016, or for any other tax years which are open for exam.  As of December 31, 2016, open tax years include the tax years ended December 31, 2013 through 2016.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.

e)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing

Notes to the Financial Statements
December 31, 2016

2.	Significant Accounting Policies (cont.)

the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
Recent Accounting Pronouncements – In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird LargeCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	561,393	$4,394,392	Shares sold	29,776	$239,651
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	61,211	555,182	of dividends	533	4,821
Shares redeemed	(718,353)	(5,812,429)	Shares redeemed	(23,384)	(188,488)
Net decrease	(95,749)	$(862,855)	Net increase	6,925	$55,984
Shares Outstanding:			Shares Outstanding:
Beginning of year	4,449,336		Beginning of year	75,481
End of year	4,353,587		End of year	82,406

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	741,344	$6,555,160	Shares sold	129,900	$1,162,264
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	295,843	2,387,452	of dividends	5,451	43,772
Shares redeemed	(949,026)	(8,371,963)	Shares redeemed	(196,702)	(1,669,029)
Net increase	88,161	$570,649	Net decrease	(61,351)	$(462,993)
Shares Outstanding:			Shares Outstanding:
Beginning of year	4,361,175		Beginning of year	136,832
End of year	4,449,336		End of year	75,481

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird MidCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	26,778,042	$402,275,627	Shares sold	2,530,062	$37,367,882
Shares redeemed(1)	(25,858,100)	(391,750,978)	Shares redeemed	(6,261,572)	(88,154,671)
Net increase	919,942	$10,524,649	Net decrease	(3,731,510)	$(50,786,789)
Shares Outstanding:			Shares Outstanding:
Beginning of year	69,041,053		Beginning of year	12,817,360
End of year	69,960,995		End of year	9,085,850

(1)
In the third quarter of 2016, the Baird MidCap Fund satisfied a redemption request made by a large shareholder in the amount of $93,349,181 by distributing the Fund’s portfolio securities in kind to the redeeming shareholder.  The realized gain associated with this transaction was $14,618,108.  The redemption was effected in accordance with policies and procedures approved by the Board of Directors of the Funds.

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	24,895,673	$397,319,033	Shares sold	3,431,190	$52,378,261
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	88,675	1,340,418	of dividends	18,891	273,664
Shares redeemed	(14,443,816)	(227,556,679)	Shares redeemed	(4,362,243)	(66,101,616)
Net increase	10,540,532	$171,102,772	Net decrease	(912,162)	$(13,449,691)
Shares Outstanding:			Shares Outstanding:
Beginning of year	58,500,521		Beginning of year	13,729,522
End of year	69,041,053		End of year	12,817,360

Baird Small/Mid Cap Value Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	703,038	$6,800,150	Shares sold	3,475	$33,547
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	7,655	79,070	of dividends	25	259
Shares redeemed	(48,230)	(481,696)	Shares redeemed	(327)	(3,304)
Net increase	662,463	$6,397,524	Net increase	3,173	$30,502
Shares Outstanding:			Shares Outstanding:
Beginning of year	495,306		Beginning of year	2,003
End of year	1,157,769		End of year	5,176

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Baird Small/Mid Cap Value Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2015^			December 31, 2015^
	Shares	Amount		Shares	Amount
Shares sold	494,559	$4,940,000	Shares sold	2,000	$20,000
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	747	7,158	of dividends	3	26
Net increase	495,306	$4,947,158	Net increase	2,003	$20,026
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	495,306		End of period	2,003

^ Inception was the close of business on November 30, 2015.

Baird SmallCap Value Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	343,811	$4,541,684	Shares sold	35,989	$494,202
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	18,682	278,550	of dividends	594	8,842
Shares redeemed	(234,905)	(3,089,099)	Shares redeemed	(12,322)	(168,347)
Net increase	127,588	$1,731,135	Net increase	24,261	$334,697
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,775,679		Beginning of year	152,902
End of year	1,903,267		End of year	177,163

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2015			December 31, 2015
	Shares	Amount		Shares	Amount
Shares sold	340,633	$4,606,208	Shares sold	35,000	$478,350
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	9,857	129,529	of dividends	277	3,633
Shares redeemed	(272,018)	(3,706,223)	Shares redeemed	(34,792)	(465,113)
Net increase	78,472	$1,029,514	Net decrease	485	$16,870
Shares Outstanding:			Shares Outstanding:
Beginning of year	1,697,207		Beginning of year	152,417
End of year	1,775,679		End of year	152,902

Notes to the Financial Statements
December 31, 2016

3. Capital Share Transactions (cont.)

Chautauqua International Growth Fund^
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	1,592,858	$15,788,874	Shares sold	35,224	$357,174
Shares redeemed	(41,185)	(410,212)	Shares redeemed	(2,676)	(26,111)
Redemption fees	—	1,548	Redemption fees	—	167
Net increase	1,551,673	$15,380,210	Net increase	32,548	$331,230
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	1,551,673		End of period	32,548

^ Inception was the close of business on April 15, 2016.

Chautauqua Global Growth Fund^
Institutional Class Shares			Investor Class Shares
	Period Ended			Period Ended
	December 31, 2016			December 31, 2016
	Shares	Amount		Shares	Amount
Shares sold	867,491	$8,702,754	Shares sold	21,505	$214,601
Shares redeemed	(109,796)	(1,104,703)	Shares redeemed	(1,516)	(15,262)
Redemption fees	—	515	Redemption fees	—	—
Net increase	757,695	$7,598,566	Net increase	19,989	$199,339
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	757,695		End of period	19,989

^  Inception was the close of business on April 15, 2016.

4. Investment Transactions and Income Tax Information

During the year ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	LargeCap	MidCap	Small/Mid Cap
	Fund	Fund	Value Fund
Purchases:	$30,101,808	$749,347,295	$9,358,920
Sales:	$31,510,072	$695,618,070	$2,945,486

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund	Growth Fund
Purchases:	$15,076,204	$21,777,906	$11,265,017
Sales:	$12,205,004	$7,335,941	$3,910,679

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information (cont.)

The Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, and Baird SmallCap Value Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2016.  The Chautauqua International Growth Fund and Chautauqua Global Growth Fund did not purchase or sell U.S. Government securities during the period April 15, 2016 through December 31, 2016.

At December 31, 2016, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird	Baird
	LargeCap	MidCap	Small/Mid Cap
	Fund	Fund	Value Fund
Cost of Investments	$34,936,191	$1,058,088,437	$10,959,367
Gross unrealized appreciation	5,434,156	218,483,638	1,297,429
Gross unrealized depreciation	(817,171)	(28,499,187)	(289,181)
Net unrealized appreciation	$4,616,985	$189,984,451	$1,008,248
Undistributed ordinary income	1,961	—	2,542
Undistributed long-term capital gain	—	—	—
Total distributable earnings	$1,961	$—	$2,542
Other accumulated losses	(269,772)	(61,629,145)	(439,022)
Total accumulated earnings	$4,349,174	$128,355,306	$571,768

	Baird	Chautauqua	Chautauqua
	SmallCap	International	Global
	Value Fund	Growth Fund	Growth Fund
Cost of Investments	$24,560,685	$15,459,231	$7,819,691
Gross unrealized appreciation	6,609,941	397,006	458,706
Gross unrealized depreciation	(324,853)	(820,483)	(376,774)
Net unrealized appreciation (depreciation)	$6,285,088	$(423,477)	$81,932
Undistributed ordinary income	4,079	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	$4,079	$—	$—
Other accumulated losses	(305,728)	(115,414)	(17,216)
Total accumulated earnings (losses)	$5,983,439	$(538,891)	$64,716

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2016, the following table shows the reclassifications made:

Notes to the Financial Statements
December 31, 2016

4. Investment Transactions and Income Tax Information (cont.)

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid In Capital
Baird LargeCap Fund	$13,935	$(14,048)	$113
Baird MidCap Fund	2,146,689	(14,618,108)	12,471,419
Baird Small/Mid Cap Value Fund	(2,999)	2,999	—
Baird SmallCap Value Fund	(9,143)	9,142	1
Chautauqua International
Growth Fund	(7,719)	22,966	(15,247)
Chautauqua Global Growth Fund	4,590	9,220	(13,810)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2016, the Chautauqua International Growth and Chautauqua Global Growth Funds elected to defer capital losses occurring between November 1, 2016 and December 31, 2016 in the amount of $3,823 and $1,827, respectively.

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  At December 31, 2016, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird LargeCap Fund	$269,772	Short-Term	Indefinitely
Baird MidCap Fund	61,629,145	Short-Term	Indefinitely
Baird Small/Mid Cap Value Fund	439,022	Short-Term	Indefinitely
Baird SmallCap Value Fund	305,728	Short-Term	Indefinitely
Chautauqua International Growth Fund	115,414	Short-Term	Indefinitely
Chautauqua Global Growth Fund	17,216	Short-Term	Indefinitely

During the year ended December 31, 2016, the Funds paid the following distributions:

Ordinary Income Dividends
Baird Large Cap Fund	$561,367
Baird Small/ Mid Cap Value Fund	90,369
Baird SmallCap Value Fund	340,056

For the year ended December 31, 2016 the Baird MidCap Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund did not pay any distributions.

During the year ended December 31, 2015, the Funds paid the following distributions:

	Ordinary Income Dividends	Long – Term Capital Gain
Baird LargeCap Fund	$1,286,082	$1,145,265
Baird MidCap Fund	1,763,571	—
Baird Small/Mid Cap Value Fund	7,184	—
Baird SmallCap Value Fund	156,809	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.  To the extent necessary to fully distribute such capital gains, the Baird LargeCap Fund designated earnings and profits distributed to shareholders on the redemption of shares.

Notes to the Financial Statements
December 31, 2016

5. Investment Advisory and Other Agreements

The Funds have entered into Investment Advisory Agreements with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund, 0.80% for the Baird Small/Mid Cap Value Fund, 0.85% for the Baird SmallCap Value Fund, 0.80% for the Chautauqua International Growth Fund and 0.80% for the Chautauqua Global Growth Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

Baird has entered into a Sub-Advisory Agreement with L2 Asset Management, LLC (“L2”), pursuant to which L2 acts as subadvisor to the Baird LargeCap Fund (the “Sub-Advisory Agreement”).  Baird is responsible for paying L2 a sub-advisory fee equivalent to a percentage of the net advisory fee received by the Advisor from the Fund which is calculated daily at the annual rate of 0.65% of the average daily net assets of the Fund and paid monthly after giving effect for the expense cap/reimbursement agreement between the Advisor and the Company on behalf of the LargeCap Fund.

The percentage of sub-advisory fee is subject to increase based on the assets managed by the Subadvisor on behalf of the Advisor as follows:

Market Value of
% Net Advisory Fee	Assets Managed by L2
50%	Less than $3 billion
60%	Between $3 billion and $5 billion
70%	Greater than $5 billion

For the year ended December 31, 2016 and through April 30, 2018 for the Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Value Fund	0.95%	1.20%
Baird SmallCap Value Fund	1.00%	1.25%
Chautauqua International Growth Fund	0.95%	1.20%
Chautauqua Global Growth Fund	0.95%	1.20%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2016	2015	2014
Reimbursed/Absorbed Expenses Subject
to be Recovered by Advisor Until:	2019	2018	2017
Baird LargeCap Fund	$138,150	$143,538	$140,955
Baird Small/MidCap Value Fund	$156,332	$23,659	N/A
Baird SmallCap Value Fund	$116,311	$131,370	$131,933
Chautauqua International Growth Fund	$95,476	N/A	N/A
Chautauqua Global Growth Fund	$102,142	N/A	N/A

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Notes to the Financial Statements
December 31, 2016

5. Investment Advisory and Other Agreements (cont.)

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2016 for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund and for the period April 15, 2016 through December 31, 2016 for the Chautauqua International Growth Fund and Chautauqua Global Growth Fund.

6. Securities Lending

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in  a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an affiliate of USBFS, the Funds’ transfer  agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2016, none of the Funds had securities on loan.  When a Fund engages in securities lending, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The interest income earned by the Funds, if any, on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. The Funds did not participate in the securities lending program during the year ended December 31, 2016.

Effective September 1, 2016, the Funds ceased securities lending activities, although they may do so again in the future.

7. Line of Credit

The Corporation maintains an uncommitted, senior secured and unsecured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  The unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.51% for 2016). For the year ended December 31, 2016, the Chautauqua Global Growth Fund incurred $38 in interest charges, on an average daily loan balance of $2,516. The Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund and Chautauqua International Growth Fund did not borrow from the LOC during the period.

Notes to the Financial Statements
December 31, 2016

8. Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund incurred $1,520, $352,484, $73, $5,430, $211 and $269, respectively, in fees pursuant to the Plan during the year ended December 31, 2016.

9. Redemption Fees

A redemption fee of 2.00% will be assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis.  The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  For the year ended December 31, 2016, the Chautauqua International Growth Fund and Chautauqua Global Growth Fund charged redemption fees of $1,715 and $515, respectively.  The Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund do not charge redemption fees.

10. Subsequent Event

In preparing these financial statements, the Corporation has evaluated subsequent events after December 31, 2016 through the date the financial statements were issued.  There were no subsequent events since December 31, 2016 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund (six of the funds constituting Baird Funds, Inc.) (collectively, the Funds), including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird LargeCap Fund and the Baird MidCap Fund; the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 30, 2015 (date of inception) through December 31, 2015, for the Baird Small/Mid Cap Value Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 1, 2012 (date of inception) through December 31, 2012, for the Baird SmallCap Value Fund; the related statements of operations, the statements of changes in net assets and the financial highlights for the period from April 15, 2016 (date of inception) through December 31, 2016, for the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian or brokers. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2016, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 27, 2017

Directors & Officers
As of December 31, 2016

Independent Directors

G. Frederick Kasten, Jr.

Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Regal-Beloit Corporation, a Manufacturing Company (1995-2011)

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  74

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC (1987-2012).

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  63

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, (July 1989-December 2016)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio), since 1995.

Directors & Officers
As of December 31, 2016

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  46

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, (January 2005-December 2016))

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Associated Banc-Corp, since 2013

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 60

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 63

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  45

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Terrance P. Maxwell

Treasurer
Term of Office: Re-elected by Board annually
Length of Time Served: Since March 2015
Age: 56

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor, since March 2015; Member of the Board of Managers, Greenhouse Funds, LP, an affiliate of the Advisor, since April 2014; Trustee, Investors Real Estate Trust, since November 2013; Director of Corporate Development and Strategic Investment, the Advisor (May 2014-March 2015); Lecturer at University of Wisconsin – Madison (August 2006-May 2010 and August 2011-May 2014); Co-CEO of The Art Commission, LLC, an online start-up company focused on commissioned art and design from January 2012-September 2013 and Member of the Board from January 2012-July 2015; consultant and Director of Flatirons Solutions, a portfolio company of Baird Capital Partners (April 2011-June 2012).

Directors & Officers
As of December 31, 2016

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 53

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC, since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 53

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996-March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 40

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Director of Finance Services, the Advisor, since August 2015; Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 42

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor, (January 2014-June 2014); First Vice President, the Advisor September 2010 to December 2013; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreements for Baird Equity Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 18 and August 25, 2016 to consider the annual renewal of the investment advisory agreements between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird LargeCap, MidCap and SmallCap Value Funds (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreements through a process that concluded at the August 25, 2016 meeting.  In connection with its consideration of the investment advisory agreements, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreements, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreements, a memorandum and other information provided in response to requests from the Board from the Advisor (including the Advisor’s Form ADV Part 1, brochure and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2016, management fees and expense ratios, and other pertinent information.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreements.  The Board discussed the Advisor’s 15(c) response at the August 18, 2016 special meeting and discussed various questions and information with the President of the Funds at the August 18, 2016 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreements, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreements for an additional one-year period.

In considering the investment advisory agreements and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreements for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments. The Board considered the consistency and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including portfolio management, business, legal and sales personnel, and has made enhancements to its technology, trading and research capabilities. The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients. However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers. The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the Advisor’s risk management tools and process. With respect to the LargeCap Fund, the Board considered the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreements for Baird Equity Funds (cont.)

Advisor’s oversight responsibilities as it relates to the Fund’s subadviser, L2 Asset Management, LLC (“L2”). The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2016 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper. The Board also considered composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the LargeCap Fund’s returns exceeded the peer group average for the three year period, but trailed the average for all other periods and trailed the applicable benchmark returns for all periods. The Board noted that L2 has been the Fund’s subadviser since April 30, 2016 and prior to that, Baird Kailash Group, LLC served as the subadviser from December 23, 2013. The Board considered L2’s and the Advisor’s commentary regarding the Fund’s performance challenges in recent years. The Board noted that the performance of the Baird MidCap Fund exceeded the Lipper peer group average for most periods. The Fund’s performance exceeded the benchmark index for the since inception period but lagged the index for the other periods. The Board considered the reasons for the Fund’s underperformance as discussed by the Advisor. The Board noted that the SmallCap Value Fund had outperformed its Lipper peer group average and benchmark index for most periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds. With respect to the LargeCap Fund, the Board considered that the investment decisions are made by L2 and that performance is monitored by the Advisor. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar. The Board noted that the advisory fee for the LargeCap Fund and the MidCap Fund was the same as or close to the average and median for all mutual funds in its Morningstar category while the advisory fee for the SmallCap Value Fund was slightly above the average and median for all funds in the Morningstar category. The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and noted that the investment management fee paid by the MidCap Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account. With respect to the SmallCap Value Fund, the Fund’s investment management fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account. The Board noted that the Advisor does not currently advise separate accounts using a strategy similar to the LargeCap Fund. The Board considered the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships. Those services included contract administration, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program and various other services. With respect to the LargeCap Fund, those services include oversight of the Fund’s subadvisor. The Board noted that the Advisor maintains a subadvisory arrangement with an unaffiliated equity mutual fund but did not consider the subadvisory fee to be a material factor given that the subadvisory services were limited to asset management.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreements for Baird Equity Funds (cont.)

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Morningstar category. The Board noted that the total expense ratio for each of the LargeCap Fund and MidCap Fund (for both Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Morningstar category and in the lowest or second lowest quartile. With respect to the SmallCap Value Fund, the total expense ratio for both the Institutional and Investor Class shares, after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in the Fund’s Morningstar category.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds. The Board noted that the Advisor has waived fees for each of the Funds under the expense cap agreement and that, with respect to the LargeCap Fund, the Advisor pays the subadvisory fee to L2.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were reasonable. The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support. The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound. The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its profits. In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds. The Board also recognized that the Advisor has committed to waive fees and/or reimburse expenses for the Funds pursuant to the expense cap agreement. With respect to the LargeCap Fund and SmallCap Value Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund. Considering its current level of assets, the directors concluded that the absence of breakpoints in the management fee for the MidCap Fund is reasonable at this time. The directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board noted that the Advisor derives ancillary benefits from its association with the SmallCap Value and MidCap Funds in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds. However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision making process. The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds. The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreements was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	100.00%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Baird LargeCap Fund	100.00%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%

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Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$178,068	$145,464
Audit-Related Fees
Tax Fees	$63,536	$53,922
All Other Fees

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2016.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2016 and 2015 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $334,533 for 2016 and $371,694 for 2015. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant.  The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Notes:
2.375%, 07/31/2017	$45,700,000	$46,139,132
1.000%, 09/15/2017	46,100,000	46,172,008
0.875%, 01/15/2018	12,000,000	11,994,372
		104,305,512	26.6%
Other Government Related Securities
CNPC General Capital Ltd.,
1.802%, 05/14/2017 (Acquired 05/07/2014, Cost $250,000) ∞ * f	250,000	250,130
Electricite de France SA:
1.150%, 01/20/2017 (Acquired 08/18/2016, Cost $1,000,039) * f	1,000,000	999,970
1.341%, 01/20/2017 (Acquired 01/13/2014, Cost $250,000) ∞ * f	250,000	250,020
Export-Import Bank of Korea,
1.631%, 01/14/2017 ∞ f	250,000	250,027
Statoil ASA,
3.125%, 08/17/2017 f	1,500,000	1,517,079
		3,267,226	0.8%
Corporate Bonds
Industrials
Actavis Funding SCS,
2.208%, 03/12/2020 ∞ f	1,500,000	1,528,720
Alibaba Group Holding Ltd.,
1.457%, 11/28/2017 ∞ f	500,000	499,293
American Honda Finance Corp.,
1.741%, 02/22/2019 ∞	200,000	201,919
Amgen, Inc.:
2.125%, 05/15/2017	1,500,000	1,504,893
1.296%, 05/22/2017 ∞	250,000	250,263
Anheuser-Busch InBev Finance, Inc.,
1.286%, 02/01/2019 ∞	1,165,000	1,166,291
AT&T, Inc.:
1.847%, 11/27/2018 ∞	400,000	402,848
1.928%, 06/30/2020 ∞	1,000,000	1,005,424
Baxalta, Inc.,
1.776%, 06/22/2018 ∞	1,500,000	1,500,370
BellSouth LLC,
4.400%, 04/26/2017 (Acquired 06/15/2016, Cost $1,009,504) *	1,000,000	1,010,250
Boardwalk Pipelines LP,
5.500%, 02/01/2017	1,000,000	1,002,664
Boston Scientific Corp.,
5.125%, 01/12/2017	1,500,000	1,501,140
Bunge Limited Finance Corp.,
3.200%, 06/15/2017	2,000,000	2,015,058
Bunge NA Finance LP,
5.900%, 04/01/2017	720,000	726,195
Cardinal Health, Inc.,
1.900%, 06/15/2017	1,730,000	1,734,742
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.636%, 05/01/2020 (Acquired 05/07/2015, Cost $1,500,000) ∞ *	1,500,000	1,485,483
Constellation Brands, Inc.,
7.250%, 05/15/2017	1,000,000	1,020,000
Daimler Finance North America LLC:
1.226%, 08/01/2017 (Acquired 01/13/2015, Cost $498,615) ∞ *	500,000	500,372
1.375%, 08/01/2017 (Acquired 11/01/2016, Cost $750,711) *	750,000	750,011
1.591%, 08/03/2017 (Acquired 07/28/2015, Cost $1,050,000) ∞ *	1,050,000	1,052,747
Dollar General Corp.,
4.125%, 07/15/2017	1,500,000	1,521,765
Enbridge, Inc.,
1.384%, 06/02/2017 ∞ f	450,000	450,042
Enterprise Products Operating LLC,
Class L, 6.300%, 09/15/2017	2,000,000	2,062,718
ERAC USA Finance LLC,
2.750%, 03/15/2017 (Acquired 06/01/2016, Cost $260,749) *	260,000	260,697
Federal Express Corp. 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 08/19/2015, Cost $234,003) *	232,773	233,532
Fidelity National Information Services, Inc.,
1.450%, 06/05/2017	1,823,000	1,823,722
Ford Motor Credit Co. LLC:
1.461%, 03/27/2017	1,200,000	1,200,192
3.000%, 06/12/2017	1,000,000	1,005,821
General Motors Financial Co., Inc.,
2.337%, 05/09/2019 ∞	2,000,000	2,019,734
Glencore Canada Corp.,
5.500%, 06/15/2017 f	1,500,000	1,524,057
Hewlett Packard Enterprise Co.,
2.929%, 10/05/2018 (Acquired 09/30/2015, Cost $1,000,000) * ∞	1,000,000	1,022,087
HP, Inc.,
1.821%, 01/14/2019 ∞	737,000	739,406
Hutchison Whampoa International (11) Ltd.,
3.500%, 01/13/2017 (Acquired 08/24/2016, Cost $1,000,793) * f	1,000,000	1,000,489
Hyundai Capital Services, Inc.,
1.793%, 03/18/2017 (Acquired 01/13/2015 through 08/24/2016, Cost $2,450,546) ∞ * f	2,450,000	2,450,691
Ingredion, Inc.,
1.800%, 09/25/2017	2,500,000	2,503,162
Kinder Morgan Energy Partners LP,
6.000%, 02/01/2017	1,500,000	1,504,543
Kraft Heinz Foods Co.,
1.600%, 06/30/2017	724,000	724,581
Medtronic, Inc.,
1.763%, 03/15/2020 ∞ f	750,000	757,401
Mondelez International, Inc.,
1.406%, 02/01/2019 ∞	500,000	499,972
National Oilwell Varco, Inc.,
1.350%, 12/01/2017	1,800,000	1,792,984
Pentair Finance SA,
1.875%, 09/15/2017 f	2,000,000	2,002,984
Pernod Ricard SA,
2.950%, 01/15/2017 (Acquired 08/18/2016, Cost $2,001,394) * f	2,000,000	2,001,078
Phillips 66,
2.950%, 05/01/2017	1,500,000	1,508,367
Qualcomm, Inc.,
1.461%, 05/20/2020 ∞	1,500,000	1,500,390
Rohm and Haas Co.,
6.000%, 09/15/2017	2,095,000	2,160,364
Telefonica Emisiones SAU,
1.648%, 06/23/2017 ∞ f	1,000,000	1,001,569
Time Warner Cable LLC,
5.850%, 05/01/2017	2,000,000	2,028,382
Total Capital International SA,
1.343%, 06/19/2019 ∞ f	250,000	248,999
Toyota Motor Credit Corp.,
Class 2547, 1.194%, 01/12/2018 ∞	900,000	901,249
TransCanada PipeLines Ltd.,
1.664%, 01/12/2018 ∞ f	1,000,000	1,003,896
Verizon Communications, Inc.,
2.709%, 09/14/2018 ∞	1,563,000	1,597,889
Viacom, Inc.,
6.125%, 10/05/2017	830,000	853,746
Vodafone Group PLC:
5.625%, 02/27/2017 f	1,000,000	1,005,751
1.250%, 09/26/2017 f	1,400,000	1,397,403
Volkswagen Group of America Finance LLC:
1.290%, 05/23/2017 (Acquired 05/15/2014, Cost $250,000) ∞ *	250,000	249,735
1.351%, 11/20/2017 (Acquired 11/12/2014, Cost $500,000) ∞ *	500,000	498,712
Williams Partners LP / Williams Partners Finance Corp.,
7.250%, 02/01/2017	1,200,000	1,204,687
Xerox Corp.,
6.750%, 02/01/2017	1,600,000	1,605,779
		68,727,259	17.5%
Utilities
Exelon Corp.,
1.550%, 06/09/2017	1,700,000	1,696,906
NextEra Energy Capital Holdings, Inc.,
Class F, 2.056%, 09/01/2017	2,500,000	2,511,012
Tri-State Pass Through Trust,
6.040%, 01/31/2018 (Acquired 09/18/2014, Cost $75,907) *	74,640	75,495
W3A Funding Corp.,
8.090%, 01/02/2017	30,836	30,836
		4,314,249	1.1%
Financials
ABN AMRO Bank NV,
4.250%, 02/02/2017 (Acquired 11/16/2015 through 08/16/2016, Cost $2,203,859) * f	2,198,000	2,202,743
Aetna, Inc.,
1.601%, 12/08/2017 ∞	2,000,000	2,006,896
American Express Bank FSB,
6.000%, 09/13/2017	2,000,000	2,061,828
Australia and New Zealand Banking Group Ltd.,
1.320%, 01/16/2018 (Acquired 01/12/2015, Cost $1,000,000) ∞ * f	1,000,000	1,000,899
Banco Santander (Chile),
1.776%, 04/11/2017 (Acquired 04/08/2014, Cost $200,000) ∞ * f	200,000	199,760
Bank of America NA,
5.300%, 03/15/2017	2,000,000	2,015,490
Bank of Montreal,
1.476%, 04/09/2018 ∞ f	1,095,000	1,099,214
Barclays PLC,
2.000%, 03/16/2018 f	1,100,000	1,097,713
BB&T Corp.,
1.546%, 02/01/2019 ∞	880,000	883,765
BNP Paribas SA:
1.341%, 05/07/2017 ∞ f	1,000,000	1,000,717
2.375%, 09/14/2017 f	1,000,000	1,006,677
BPCE SA,
1.732%, 02/10/2017 ∞ f	500,000	500,419
Branch Banking & Trust Co.,
1.220%, 05/23/2017 ∞	1,000,000	999,925
Caisse Centrale Desjardins:
1.303%, 09/12/2017 (Acquired 05/26/2016, Cost $99,795) ∞ * f	100,000	99,933
1.550%, 09/12/2017 (Acquired 08/23/2016 through 09/23/2016, Cost $951,610) * f	950,000	950,407
1.552%, 01/29/2018 (Acquired 01/26/2015, Cost $1,000,000) ∞ * f	1,000,000	998,981
Capital One NA/Mclean VA:
1.500%, 09/05/2017	2,000,000	1,997,514
1.561%, 02/05/2018 ∞	500,000	500,987
Citigroup, Inc.:
1.493%, 03/10/2017 ∞	1,500,000	1,500,931
1.850%, 11/24/2017	1,200,000	1,202,268
Citizens Bank NA/Providence RI,
1.600%, 12/04/2017	1,890,000	1,888,015
Comerica Bank,
5.200%, 08/22/2017	110,000	112,471
Commonwealth Bank of Australia,
1.353%, 03/12/2018 (Acquired 11/09/2016, Cost $1,000,633) ∞ * f	1,000,000	999,265
Commonwealth Bank of Australia/New York NY,
1.125%, 03/13/2017 f	1,500,000	1,500,120
Compass Bank,
1.850%, 09/29/2017	3,015,000	3,008,156
Cooperatieve Rabobank UA,
3.375%, 01/19/2017 f	1,120,000	1,121,021
Credit Agricole SA/London,
1.923%, 06/10/2020 (Acquired 06/03/2015, Cost $1,000,000) ∞ * f	1,000,000	1,003,416
Credit Suisse AG/New York NY:
1.427%, 05/26/2017 ∞ f	500,000	500,384
1.566%, 04/27/2018 ∞ f	1,000,000	999,577
Deutsche Bank AG/London:
1.512%, 02/13/2017 ∞ f	850,000	849,798
1.582%, 02/13/2018 ∞ f	1,000,000	993,736
HSBC USA, Inc.:
1.651%, 08/07/2018 ∞	1,000,000	999,168
1.512%, 11/13/2019 ∞	250,000	249,180
ING Bank NV:
3.750%, 03/07/2017 (Acquired 08/19/2016, Cost $1,004,674) * f	1,000,000	1,004,229
2.126%, 03/22/2019 (Acquired 05/26/2016, Cost $804,825) ∞ * f	800,000	810,119
JPMorgan Chase & Co.:
2.000%, 08/15/2017	1,000,000	1,003,706
Class 1, 1.520%, 01/28/2019 ∞	250,000	250,803
1.837%, 01/23/2020 ∞	1,000,000	1,011,018
Kookmin Bank:
1.761%, 01/27/2017 (Acquired 01/21/2014, Cost $250,000) ∞ * f	250,000	250,063
1.625%, 07/14/2017 (Acquired 08/12/2016, Cost $1,503,184) * f	1,500,000	1,497,926
Macquarie Bank Ltd.,
1.787%, 03/24/2017 (Acquired 03/18/2014 through 09/17/2015, Cost $1,200,237) ∞ * f	1,200,000	1,201,319
Manufacturers & Traders Trust Co.,
6.625%, 12/04/2017	810,000	845,605
MetLife, Inc.,
Class A, 6.817%, 08/15/2018	105,000	113,200
Mizuho Bank Ltd.:
1.310%, 04/16/2017 (Acquired 04/09/2014, Cost $200,000) ∞ * f	200,000	200,101
1.447%, 09/25/2017 (Acquired 09/18/2014 through 01/14/2015, Cost $799,361) ∞ * f	800,000	799,488
1.637%, 03/26/2018 (Acquired 03/19/2015 through 03/14/2016, Cost $1,345,089) ∞ * f	1,350,000	1,350,167
2.071%, 10/20/2018 (Acquired 10/13/2015, Cost $500,000) ∞ * f	500,000	502,541
Morgan Stanley:
1.738%, 01/05/2018 ∞	500,000	501,930
1.732%, 01/24/2019 ∞	250,000	251,560
2.026%, 01/27/2020 ∞	500,000	504,424
Nordea Bank AB,
1.618%, 09/30/2019 (Acquired 09/22/2016, Cost $1,500,000) ∞ * f	1,500,000	1,500,411
Principal Life Global Funding II,
1.125%, 02/24/2017 (Acquired 05/26/2016, Cost $1,000,230) *	1,000,000	999,952
Royal Bank of Canada,
1.138%, 10/13/2017 ∞ f	3,000,000	2,998,983
Santander Bank NA,
1.804%, 01/12/2018 ∞	1,400,000	1,400,875
Santander UK PLC,
1.375%, 03/13/2017 f	500,000	500,135
Societe Generale SA,
2.078%, 10/01/2018 ∞ f	1,500,000	1,512,786
Standard Chartered PLC,
1.520%, 04/17/2018 (Acquired 04/13/2015, Cost $1,200,000) ∞ * f	1,200,000	1,195,399
Sumitomo Mitsui Banking Corp.:
1.460%, 01/16/2018 ∞ f	300,000	300,376
1.622%, 07/23/2018 ∞ f	1,350,000	1,354,651
1.548%, 10/19/2018 ∞ f	1,000,000	1,003,321
SunTrust Banks, Inc.,
6.000%, 09/11/2017	2,143,000	2,207,149
Svenska Handelsbanken AB,
1.483%, 06/17/2019 ∞ f	850,000	850,621
Swedbank AB,
2.125%, 09/29/2017 (Acquired 08/30/2016, Cost $2,012,656) * f	2,000,000	2,009,596
Synchrony Financial:
2.287%, 11/09/2017 ∞	1,000,000	1,006,548
2.111%, 02/03/2020 ∞	1,000,000	988,684
The Bank of New York Mellon Corp.,
1.446%, 08/01/2018 ∞	1,000,000	1,003,212
The Bank of Tokyo-Mitsubishi UFJ Ltd.,
1.363%, 03/10/2017 (Acquired 06/01/2016, Cost $500,044) ∞ * f	500,000	500,128
1.261%, 09/08/2017 (Acquired 09/30/2014, Cost $998,890) ∞ * f	1,000,000	999,020
The Bear Stearns Companies LLC,
6.400%, 10/02/2017	500,000	517,973
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	1,000,000	1,051,915
2.006%, 11/15/2018 ∞	1,285,000	1,297,215
The Hartford Financial Services Group, Inc.,
5.375%, 03/15/2017	1,750,000	1,764,172
The Toronto-Dominion Bank,
1.441%, 11/05/2019 ∞ f	1,200,000	1,201,472
UBS AG/Stamford CT:
1.697%, 03/26/2018 ∞ f	1,000,000	1,003,326
1.800%, 03/26/2018 f	1,300,000	1,300,898
UBS Group Funding Jersey Ltd.,
2.437%, 09/24/2020 (Acquired 09/21/2015, Cost $500,000) ∞ * f	500,000	505,791
Voya Financial, Inc.,
2.900%, 02/15/2018	1,000,000	1,012,386
WEA Finance LLC / Westfield UK & Europe Finance PLC,
1.750%, 09/15/2017 (Acquired 08/10/2016, Cost $1,403,829) *	1,400,000	1,400,871
Wells Fargo & Co.:
5.625%, 12/11/2017	500,000	518,380
Class N, 1.567%, 01/30/2020 ∞	1,000,000	999,509
Westpac Banking Corp.:
2.000%, 08/14/2017 f	1,165,000	1,170,098
1.360%, 05/25/2018 ∞ f	1,500,000	1,500,980
		87,226,406	22.2%
Total Corporate Bonds		160,267,914	40.8%
Taxable Municipal Bonds
City of Los Angeles Department of Airports,
5.175%, 05/15/2017	65,000	65,733
Kentucky Asset Liability Commission,
4.372%, 04/01/2017	1,200,000	1,209,540
Madison County Community Unit School District No. 12 Madison,
1.950%, 01/01/2017	200,000	200,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities,
1.750%, 07/01/2046 (Callable 1/31/2017) ∞	1,000,000	1,000,000
Montana Board of Investments,
0.520%, 03/01/2032 (Callable 03/01/2017) ∞	2,000,000	1,997,760
State of Illinois,
5.365%, 03/01/2017	1,260,000	1,267,497
		5,740,530	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC),
5.000%, 12/01/2017	26,152	26,793
Federal National Mortgage Association (FNMA):
5.000%, 10/01/2017	19,556	20,014
5.000%, 11/01/2017	17,487	17,896
5.500%, 11/01/2017	37,860	38,244
5.000%, 12/01/2017	16,993	17,390
5.000%, 12/01/2019	301,906	309,723
4.500%, 04/01/2020	578,881	595,784
5.000%, 04/01/2020	588,101	604,334
		1,630,178	0.4%
Non-U.S. Government Agency Issues
Aames Mortgage Investment Trust,
Series 2006-1, Class A3, 1.076%, 04/25/2036 ∞	503,118	495,092
Accredited Mortgage Loan Trust:
Series 2005-4, Class A2D, 1.076%, 12/25/2035 ∞	658,749	638,321
Series 2006-2, Class A3, 0.906%, 09/25/2036 ∞	376,877	375,322
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A1B1, 0.946%, 02/25/2036 ∞	324,395	321,276
Series 2006-HE1, Class A1A, 0.956%, 02/25/2036 ∞	122,496	121,952
Banc of America Alternative Loan Trust,
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	22,796	23,071
Carrington Mortgage Loan Trust Series 2006-RFC1,
Series 2006-RFC1, Class A3, 0.906%, 05/25/2036 ∞	1,442,221	1,421,441
CWABS Asset-Backed Certificates Trust,
Series 2006-14, Class 2A2, 0.906%, 02/25/2037 ∞	1,352,742	1,327,836
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3, 0.926%, 05/25/2037 ∞	371,591	358,254
J.P. Morgan Mortgage Acquisition Trust:
Series 2006-NC1, Class A4, 0.754%, 04/25/2036 ∞	663,174	653,719
Series 2007-CH3, Class A3, 0.906%, 03/25/2037 ∞	414,052	412,555
Long Beach Mortgage Loan Trust:
Series 2005-WL2, Class M1, 1.461%, 08/25/2035 ∞	769,394	765,253
Series 2006-WL2, Class 2A3, 0.956%, 01/25/2036 ∞	24,104	23,828
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	75,214	75,127
MASTR Asset Backed Securities Trust,
Series 2006-AB1, Class A2, 0.986%, 02/25/2036 ∞	360,801	359,511
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class A1, 0.861%, 08/25/2036 ∞	153,486	153,416
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE3, Class A2C, 0.916%, 04/25/2036 ∞	1,452,115	1,447,126
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV2, 0.886%, 06/25/2037 ∞	17,846	17,751
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 1.206%, 09/25/2035 ∞	497,280	494,188
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033 ∞	20,514	20,491
Series 2006-EMX2, Class A2, 0.956%, 02/25/2036 ∞	59,659	59,596
Series 2006-KS1, Class A4, 1.056%, 02/25/2036 ∞	196,461	194,656
Saxon Asset Securities Trust,
Series 2006-1, Class A2C, 1.076%, 03/25/2036 ∞	697,541	688,525
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.016%, 12/25/2035 ∞	831,096	822,250
Series 2006-2, Class A4, 1.026%, 03/25/2036 ∞	213,530	212,216
Series 2006-WF2, Class A2C, 0.896%, 12/25/2036 ∞	357,288	356,748
		11,839,521	3.0%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	2,991,716	2,996,029
Series 2015-M1, Class ASQ2, 1.626%, 02/25/2018	1,539,018	1,542,675
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K502, Class A2, 1.426%, 08/25/2017	458,060	458,373
Series K701, Class A2, 3.882%, 11/25/2017 ∞	2,045,000	2,080,145
Series K702, Class A2, 3.154%, 02/25/2018	2,031,037	2,061,234
Series K703, Class A2, 2.699%, 05/25/2018	1,084,634	1,099,743
Series K008, Class A1, 2.746%, 12/25/2019	1,986,201	2,006,315
Series K009, Class A1, 2.757%, 05/25/2020	2,132,019	2,150,930
		14,395,444	3.7%
Other Asset Backed Securities
Ally Auto Receivables Trust,
Series 2014-2, Class A3, 1.250%, 04/15/2019	2,034,304	2,035,101
American Express Credit Account Master Trust,
Series 2014-2, Class A, 1.260%, 01/15/2020	4,630,000	4,632,929
BMW Vehicle Lease Trust,
Series 2015-1, Class A4, 1.340%, 06/20/2018	1,925,000	1,926,631
California Republic Auto Receivables Trust:
Series 2014-3, Class A3, 1.090%, 11/15/2018	204,403	204,396
Series 2015-3, Class A3, 1.620%, 11/15/2019	3,160,000	3,165,254
Capital Auto Receivables Asset Trust:
Series 2015-3, Class A1A, 1.390%, 02/20/2018 (Acquired 06/02/2016, cost $339,390) *	339,270	339,394
Series 2014-1, Class A3, 1.320%, 06/20/2018	415,805	415,830
Series 2016-3, Class A2A, 1.360%, 04/22/2019	1,000,000	1,000,455
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Class A2, 1.260%, 01/15/2020	3,280,000	3,281,822
Series 2007-A7, Class A7, 5.750%, 07/15/2020	3,000,000	3,096,200
Carmax Auto Owner Trust:
Series 2013-2, Class A4, 0.840%, 11/15/2018	1,104,949	1,103,553
Series 2014-3, 1.160%, 06/17/2019	2,007,432	2,006,454
Series 2014-4, Class A3, 1.250%, 11/15/2019	1,026,043	1,025,695
Chase Issuance Trust:
Series 2014-A1, Class A1, 1.150%, 01/15/2019	2,593,000	2,593,008
Series 2014-A6, Class A6, 1.260%, 07/15/2019	2,100,000	2,101,287
Citibank Credit Card Issuance Trust:
Series 2014-A2, Class A2, 1.020%, 02/22/2019	2,984,000	2,983,885
Series 2014-A4, Class A4, 1.230%, 04/24/2019	2,000,000	2,000,800
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030 ∞	541,069	575,087
Dell Equipment Finance Trust:
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015 through 10/26/2016, Cost $160,375) *	160,387	160,365
Series 2015-1, Class A3, 1.300%, 03/23/2020 (Acquired 07/06/2016, Cost $1,149,910) *	1,150,000	1,150,255
Discover Card Execution Note Trust,
Series 2014-A3, Class A3, 1.220%, 10/15/2019	3,000,000	3,001,010
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 1.590%, 02/22/2021 (Acquired 08/23/2016 through 12/19/2016, Cost $2,802,871) *	2,802,274	2,800,718
Ford Credit Auto Lease Trust,
Series 2015-A, Class A4, 1.310%, 08/15/2018	2,450,000	2,451,068
Ford Credit Floorplan Master Owner Trust:
Series 2012-2, Class A, 1.920%, 01/15/2019	680,000	680,181
Series 2014-1, Class A1, 1.200%, 02/15/2019	2,500,000	2,500,118
GM Financial Automobile Leasing Trust:
Series 2014-2A, Class A3, 1.220%, 01/22/2018 (Acquired 04/05/2016, Cost $302,425) *	302,392	302,453
Series 2015-1, Class A3, 1.530%, 09/20/2018	905,000	906,223
Golden Credit Card Trust,
Series 2012-2A, Class A1, 1.770%, 01/15/2019 (Acquired 09/26/2016 through 09/30/2016, Cost $4,001,306) *	4,000,000	4,001,128
Harley-Davidson Motorcycle Trust:
Series 2014-1, Class A3, 1.100%, 09/15/2019	1,265,222	1,265,059
Series 2015-1, Class A3, 1.410%, 06/15/2020	1,750,000	1,751,111
Honda Auto Receivables Owner Trust,
Series 2016-1, Class A2, 1.010%, 06/18/2018	1,575,162	1,574,639
Hyundai Auto Lease Securitization Trust,
Series 2015-A, Class A3, 1.420%, 09/17/2018 (Acquired 09/26/2016 through 11/04/2016, Cost $2,046,396) *	2,043,137	2,045,940
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019 (Acquired 07/21/2016, Cost $1,101,798) *	1,100,000	1,101,469
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $665,539) *	665,661	665,049
Master Credit Card Trust II,
Series 2016-1A, Class A, 1.494%, 09/23/2019 (Acquired 04/11/2016, Cost $1,050,000) ∞ *	1,050,000	1,054,119
Mercedes Benz Auto Lease Trust,
Series 2015-A, Class A4, 1.210%, 10/15/2020	2,000,000	2,000,129
MMAF Equipment Finance LLC:
Series 2016-AA, Class A2, 1.390%, 12/17/2018 (Acquired 10/26/2016 through 11/14/2016, Cost $3,302,311) *	3,300,000	3,301,181
Series 2011-AA, Class A5, 3.040%, 08/15/2028 (Acquired 09/22/2016 through 12/30/2016, Cost $2,446,093) *	2,429,077	2,443,641
Nissan Auto Receivables Owner Trust,
Series 2013-A, Class A4, 0.750%, 07/15/2019	149,873	149,782
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 02/05/2016, Cost $423,800) *	425,129	425,304
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 05/13/2015 through 07/28/2015, Cost $384,711) *	383,724	383,865
Synchrony Credit Card Master Note Trust:
Series 2012-3, Class A, 1.154%, 03/15/2020 ∞	1,025,000	1,025,278
Series 2012-6, Class A, 1.360%, 08/17/2020	3,150,000	3,151,757
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A2A, 1.020%, 10/15/2018	2,000,000	1,998,825
Series 2013-B, Class A4, 1.460%, 01/15/2019	1,046,843	1,047,968
Series 2015-A, Class A3, 1.120%, 02/15/2019	802,025	801,598
Wheels SPV 2 LLC,
Series 2014-1A, Class A2, 0.840%, 03/20/2023 (Acquired 07/28/2016 through 11/21/2016, Cost $1,125,593) *	1,126,878	1,126,179
		79,754,193	20.3%
Total Long-Term Investments (Cost $381,069,633)		381,200,518	97.1%

SHORT-TERM INVESTMENTS
Certificate of Deposit
Federal Home Loan Bank Discount Notes	845,000	844,390
Total Certificate of Deposit (Cost $845,000)		844,390	0.2%
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	4,876,398	4,876,398
Total Money Market Mutual Fund (Cost $4,876,398)		4,876,398	1.3%
Total Short-Term Investments (Cost $5,720,775)		5,720,788	1.5%
Total Investments (Cost $386,790,408)		386,921,306	98.6%
Other Assets in Excess of Liabilities		5,583,568	1.4%
TOTAL NET ASSETS		$392,504,874	100.0%
Notes to Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $59,575,084, which represents 15.18% of total net assets.

«	7-Day Yield
f	Foreign Security

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$258,775,000	$267,569,210
1.375%, 08/31/2020	330,000,000	326,570,970
2.000%, 08/31/2021	67,000,000	67,266,928
		661,407,108	17.1%
Other Government Related Securities
CNOOC Finance (2013) Ltd.,
1.750%, 05/09/2018 f	1,000,000	994,751
CNOOC Nexen Finance (2014) ULC,
1.625%, 04/30/2017 f	5,000,000	4,995,300
CNPC General Capital Ltd.,
1.802%, 05/14/2017 (Acquired 05/07/2014, Cost $4,750,000) ∞ * f	4,750,000	4,752,479
Corp Andina de Fomento,
5.750%, 01/12/2017 f	250,000	250,203
Electricite de France SA:
1.341%, 01/20/2017 (Acquired 01/13/2014, Cost $9,750,000) ∞ * f	9,750,000	9,750,790
4.600%, 01/27/2020 (Acquired 11/22/2016, Cost $3,122,331) * f	2,926,000	3,104,331
Export-Import Bank of Korea,
1.631%, 01/17/2017 ∞ f	1,570,000	1,570,166
Korea Expressway Corp.,
1.625%, 04/28/2017 (Acquired 06/23/2014, Cost $3,989,480) * f	4,000,000	3,997,708
Korea Hydro & Nuclear Power Co. Ltd.,
2.875%, 10/02/2018 (Acquired 09/25/2013, Cost $2,982,150) * f	3,000,000	3,048,306
Nexen Energy ULC,
6.200%, 07/30/2019 f	2,065,000	2,244,678
Petroleos Mexicanos:
5.500%, 02/04/2019 (Acquired 01/28/2016, Cost $3,200,000) * f	3,200,000	3,314,848
8.000%, 05/03/2019 f	5,000,000	5,487,500
Sinopec Group Overseas Development [2014] Ltd.,
1.750%, 04/10/2017 (Acquired 04/02/2014, Cost $6,984,110) * f	7,000,000	6,997,704
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $2,987,280) * f	3,000,000	2,980,113
Sinopec Group Overseas Development [2016] Ltd.:
2.125%, 05/03/2019 (Acquired 04/25/2016, Cost $6,982,640) * f	7,000,000	6,972,980
1.750%, 09/29/2019 (Acquired 09/22/2016, Cost $2,365,761) * f	2,375,000	2,336,140
The Korea Development Bank:
1.507%, 01/23/2017 ∞ f	5,000,000	4,999,720
3.875%, 05/04/2017 f	2,350,000	2,366,802
3.000%, 03/17/2019 f	2,475,000	2,525,780
		72,690,299	1.9%
Corporate Bonds
Industrials
21st Century Fox America, Inc.,
6.900%, 03/01/2019	9,225,000	10,132,140
A.P. Meoller - Maersk A/S,
2.550%, 09/22/2019 (Acquired 09/15/2014, Cost $4,540,672) * f	4,550,000	4,531,559
Abbott Laboratories,
2.350%, 11/22/2019	14,125,000	14,141,653
AbbVie, Inc.,
1.800%, 05/14/2018	9,450,000	9,457,097
Actavis Funding SCS:
2.450%, 06/15/2019 f	3,000,000	3,012,702
2.208%, 03/12/2020 ∞ f	1,000,000	1,019,147
3.000%, 03/12/2020 f	3,900,000	3,954,066
ACTAVIS, Inc.,
1.875%, 10/01/2017	1,392,000	1,394,660
Agrium, Inc.,
7.700%, 02/01/2017 f	5,000,000	5,017,515
Alibaba Group Holding Ltd.,
1.457%, 11/28/2017 ∞ f	2,500,000	2,496,465
Altera Corp.,
2.500%, 11/15/2018	3,000,000	3,051,807
Amgen, Inc.:
1.296%, 05/22/2017 ∞	2,750,000	2,752,890
5.700%, 02/01/2019	10,000,000	10,748,110
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,970,000	3,375,307
Anheuser-Busch InBev Finance, Inc.,
1.900%, 02/01/2019	11,425,000	11,441,395
Anheuser-Busch InBev Worldwide, Inc.:
1.576%, 08/01/2018 ∞	9,400,000	9,457,725
7.750%, 01/15/2019	6,000,000	6,683,208
AT&T, Inc.:
5.800%, 02/15/2019	3,000,000	3,225,684
2.300%, 03/11/2019	9,682,000	9,719,121
1.928%, 06/30/2020 ∞	4,000,000	4,021,696
2.800%, 02/17/2021	4,025,000	3,993,029
Baxalta, Inc.:
1.776%, 06/22/2018 ∞	3,500,000	3,500,864
2.000%, 06/22/2018	9,200,000	9,200,488
Beam Suntory, Inc.,
1.875%, 05/15/2017	8,000,000	8,011,448
Bemis Co., Inc.,
6.800%, 08/01/2019	9,075,000	10,037,540
Boardwalk Pipelines LP,
5.500%, 02/01/2017	17,884,000	17,931,643
Boston Scientific Corp.:
5.125%, 01/12/2017	3,500,000	3,502,660
2.650%, 10/01/2018	7,077,000	7,154,613
BP Capital Markets PLC:
1.392%, 05/10/2018 ∞ f	1,575,000	1,577,670
1.627%, 09/26/2018 ∞ f	7,085,000	7,111,930
Bunge Limited Finance Corp.:
3.200%, 06/15/2017	500,000	503,764
8.500%, 06/15/2019	10,255,000	11,748,682
Bunge NA Finance LP,
5.900%, 04/01/2017	5,635,000	5,683,484
Celgene Corp.,
2.125%, 08/15/2018	6,500,000	6,526,104
CF Industries, Inc.,
6.875%, 05/01/2018	19,412,000	20,433,848
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.579%, 07/23/2020	3,000,000	3,060,705
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.636%, 05/01/2020 (Acquired 05/07/2015, Cost $5,050,000) ∞ *	5,050,000	5,001,126
Coca-Cola FEMSA SAB de CV,
2.375%, 11/26/2018 f	4,000,000	4,027,780
Columbia Pipeline Group, Inc.,
2.450%, 06/01/2018	7,000,000	7,034,209
Cox Communications, Inc.:
6.250%, 06/01/2018 (Acquired 06/24/2015, Cost $9,496,805) *	9,000,000	9,496,089
9.375%, 01/15/2019 (Acquired 02/10/2015 through 01/07/2016, Cost $1,011,335) *	899,000	1,015,619
Crane Co.,
2.750%, 12/15/2018	7,585,000	7,679,812
CSX Corp.,
7.900%, 05/01/2017	2,221,000	2,268,065
CVS Health Corp.:
2.800%, 07/20/2020	6,725,000	6,823,219
2.125%, 06/01/2021	5,000,000	4,902,720
Daimler Finance North America LLC:
1.303%, 03/10/2017 (Acquired 03/03/2014, Cost $2,000,000) ∞ *	2,000,000	2,000,788
1.226%, 08/01/2017 (Acquired 07/24/2014 through 11/10/2015, Cost $2,698,285) ∞ *	2,700,000	2,702,006
1.591%, 08/03/2017 (Acquired 08/09/2016, Cost $6,009,331) ∞ *	6,000,000	6,015,696
1.354%, 03/02/2018 (Acquired 08/05/2015, Cost $747,094) ∞ *	750,000	751,160
1.746%, 08/01/2018 (Acquired 11/14/2014, Cost $2,010,520) ∞ *	2,000,000	2,012,436
1.500%, 07/05/2019 (Acquired 09/30/2016, Cost $5,676,288) *	5,700,000	5,608,088
DCP Midstream Operating LP,
2.500%, 12/01/2017	400,000	398,000
Deutsche Telekom International Finance BV,
6.750%, 08/20/2018 f	3,900,000	4,205,514
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019 (Acquired 05/17/2016 through 10/07/2016, Cost $18,556,894) *	18,535,000	18,920,639
Dollar General Corp.,
4.125%, 07/15/2017	17,321,000	17,572,328
Eaton Corp.,
1.500%, 11/02/2017 f	5,000,000	5,004,160
Ecolab, Inc.,
2.000%, 01/14/2019	14,250,000	14,260,944
El Paso Natural Gas Co. LLC,
5.950%, 04/15/2017	2,050,000	2,073,044
Enable Midstream Partners LP,
2.400%, 05/15/2019	3,000,000	2,945,394
Enbridge, Inc.,
5.600%, 04/01/2017 f	5,125,000	5,177,649
Energy Transfer Partners LP:
6.125%, 02/15/2017	645,000	648,342
2.500%, 06/15/2018	4,000,000	4,014,660
9.700%, 03/15/2019	6,994,000	8,027,594
4.150%, 10/01/2020	5,500,000	5,695,476
Enterprise Products Operating LLC:
6.650%, 04/15/2018	5,000,000	5,301,895
1.650%, 05/07/2018	2,000,000	1,994,382
ERAC USA Finance LLC,
2.350%, 10/15/2019 (Acquired 01/21/2015 through 10/26/2016, Cost $19,143,622) *	19,000,000	18,983,128
Express Scripts Holding Co.,
2.250%, 06/15/2019	2,157,000	2,156,756
Exxon Mobil Corp.,
1.708%, 03/01/2019	8,000,000	8,017,288
Federal Express Corp. 1998 Pass Through Trust,
Class 981B, 6.845%, 01/15/2019	2,262,717	2,343,496
Federal Express Corp. 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 01/20/2012 through 08/19/2015, Cost $658,620) *	657,116	659,259
FedEx Corp.,
2.300%, 02/01/2020	2,000,000	2,002,352
Fidelity National Information Services, Inc.:
1.450%, 06/05/2017	3,000,000	3,001,188
2.000%, 04/15/2018	2,295,000	2,301,995
2.850%, 10/15/2018	11,640,000	11,842,455
3.625%, 10/15/2020	3,000,000	3,105,804
Fiserv, Inc.,
2.700%, 06/01/2020	3,500,000	3,516,901
Ford Motor Credit Co. LLC:
6.625%, 08/15/2017	9,100,000	9,376,931
1.724%, 12/06/2017	1,250,000	1,249,055
2.021%, 05/03/2019	7,000,000	6,935,768
1.897%, 08/12/2019	10,000,000	9,838,980
Forest Laboratories, Inc.,
4.375%, 02/01/2019 (Acquired 08/13/2014 through 04/29/2015, Cost $10,013,548) *	9,675,000	10,053,660
Fortive Corp.,
1.800%, 06/15/2019 (Acquired 06/06/2016, Cost $4,645,025) *	4,650,000	4,621,082
Freeport-McMoRan, Inc.:
2.150%, 03/01/2017	2,000,000	1,987,500
2.300%, 11/14/2017	11,469,000	11,382,982
General Motors Financial Co., Inc.:
2.625%, 07/10/2017	11,613,000	11,675,803
3.100%, 01/15/2019	2,825,000	2,854,982
2.400%, 05/09/2019	4,000,000	3,989,404
Georgia-Pacific LLC:
2.539%, 11/15/2019 (Acquired 02/23/2016, Cost $8,741,051) *	8,750,000	8,826,694
5.400%, 11/01/2020 (Acquired 03/12/2015 through 11/08/2016, Cost $11,064,042) *	9,968,000	10,958,610
Gilead Sciences, Inc.,
2.550%, 09/01/2020	5,000,000	5,052,695
Glencore Funding LLC:
2.240%, 01/15/2019 (Acquired 06/17/2014 through 05/24/2016, Cost $5,210,120) ∞ *	5,200,000	5,211,284
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $597,012) *	600,000	598,680
3.125%, 04/29/2019 (Acquired 01/04/2016, Cost $4,513,736) *	5,154,000	5,173,327
GTE Corp.,
6.840%, 04/15/2018	140,000	148,189
Harris Corp.,
1.999%, 04/27/2018	9,725,000	9,730,923
Heineken NV,
1.400%, 10/01/2017 (Acquired 10/02/2012, Cost $1,993,400) * f	2,000,000	2,000,806
Hewlett Packard Enterprise Co.:
2.850%, 10/05/2018	7,000,000	7,070,700
2.929%, 10/05/2018	9,000,000	9,198,783
HP, Inc.,
1.821%, 01/14/2019 ∞	5,700,000	5,718,605
Husky Energy, Inc.,
6.200%, 09/15/2017 f	1,000,000	1,033,191
Hutchison Whampoa International (14) Ltd.,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $4,988,500) * f	5,000,000	4,988,375
Hyundai Capital America:
2.400%, 10/30/2018 (Acquired 10/27/2015, Cost $8,124,025) *	8,125,000	8,158,897
2.500%, 03/18/2019 (Acquired 03/14/2016, Cost $2,997,930) *	3,000,000	3,008,022
1.750%, 09/27/2019 (Acquired 09/22/2016, Cost $4,993,900) *	5,000,000	4,920,855
Hyundai Capital Services, Inc.:
1.793%, 03/18/2017 (Acquired 04/04/2016, Cost $2,000,345) ∞ * f	2,000,000	2,000,564
3.500%, 09/13/2017 (Acquired 06/04/2014 through 10/01/2015, Cost $5,106,679) * f	5,050,000	5,100,934
Ingersoll-Rand Global Holding Co. Ltd.:
6.875%, 08/15/2018	7,751,000	8,373,243
2.875%, 01/15/2019	10,153,000	10,334,789
Ingredion, Inc.,
1.800%, 09/25/2017	10,100,000	10,112,777
Keysight Technologies, Inc.,
3.300%, 10/30/2019	18,125,000	18,405,140
Kinder Morgan Energy Partners LP:
6.000%, 02/01/2017	1,925,000	1,930,831
9.000%, 02/01/2019	2,692,000	3,031,332
Kinder Morgan, Inc./DE:
2.000%, 12/01/2017	3,000,000	3,004,569
7.250%, 06/01/2018	1,710,000	1,822,292
Koninklijke Philips NV,
5.750%, 03/11/2018 f	1,000,000	1,048,027
Kraft Heinz Foods Co.,
2.000%, 07/02/2018	10,000,000	10,002,250
Laboratory Corp. of America Holdings:
2.500%, 11/01/2018	2,050,000	2,068,067
2.625%, 02/01/2020	2,000,000	1,998,038
LyondellBasell Industries NV,
5.000%, 04/15/2019 f	4,498,000	4,752,821
Marathon Oil Corp.,
6.000%, 10/01/2017	7,805,000	8,038,182
Marathon Petroleum Corp.,
2.700%, 12/14/2018	14,100,000	14,287,713
Masco Corp.,
3.500%, 04/01/2021	1,000,000	1,002,500
McDonald's Corp.,
2.100%, 12/07/2018	9,500,000	9,556,421
Medtronic, Inc.,
1.763%, 03/15/2020 ∞ f	2,250,000	2,272,203
Merey Sweeny LP,
8.850%, 12/18/2019 (Acquired 11/16/2015 through 05/26/2016, Cost $2,435,914) *	2,226,057	2,452,298
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (Acquired 01/05/2016, Cost $2,258,985) *	2,300,000	2,294,811
Mondelez International Holdings Netherlands BV,
1.625%, 10/28/2019 (Acquired 10/19/2016, Cost $9,728,940) * f	9,750,000	9,557,847
Mondelez International, Inc.,
1.406%, 02/01/2019 ∞	9,337,000	9,336,477
Murphy Oil Corp.,
3.500%, 12/01/2017	9,756,000	9,804,780
Mylan NV:
3.000%, 12/15/2018 (Acquired 08/18/2016 through 10/31/2016, Cost $14,431,764) * f	14,095,000	14,196,935
2.500%, 06/07/2019 (Acquired 05/31/2016, Cost $4,994,400) * f	5,000,000	4,972,940
Mylan, Inc.,
2.600%, 06/24/2018	1,150,000	1,156,657
National Oilwell Varco, Inc.,
1.350%, 12/01/2017	5,600,000	5,578,171
Newell Brands, Inc.,
2.600%, 03/29/2019	4,250,000	4,296,635
Nissan Motor Acceptance Corp.:
1.492%, 03/03/2017 (Acquired 02/25/2014, Cost $3,000,000) ∞ *	3,000,000	3,002,658
2.650%, 09/26/2018 (Acquired 07/29/2014 through 10/08/2015, Cost $4,809,685) *	4,760,000	4,808,976
Noble Holding International Ltd.:
2.500%, 03/15/2017 f	5,510,000	5,489,338
5.250%, 03/16/2018 f	1,848,000	1,843,380
Norfolk Southern Railway Co.,
9.750%, 06/15/2020	2,000,000	2,472,152
ONEOK Partners LP:
2.000%, 10/01/2017	2,858,000	2,865,897
8.625%, 03/01/2019	1,500,000	1,692,028
Pentair Finance SA:
1.875%, 09/15/2017 f	6,000,000	6,008,952
2.900%, 09/15/2018 f	13,075,000	13,226,108
Perrigo Co PLC,
2.300%, 11/08/2018 f	4,125,000	4,119,522
Perrigo Finance Unlimited Co.,
3.500%, 03/15/2021 f	4,500,000	4,546,931
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/25/2015, Cost $12,146,802) * f	12,050,000	12,196,082
Phillips 66,
2.950%, 05/01/2017	3,000,000	3,016,734
Phillips 66 Partners LP,
2.646%, 02/15/2020	2,000,000	1,993,846
Pioneer Natural Resources Co.:
6.650%, 03/15/2017	1,260,000	1,272,853
6.875%, 05/01/2018	1,000,000	1,061,632
Potash Corp of Saskatchewan, Inc.,
6.500%, 05/15/2019 f	11,500,000	12,561,462
Republic Services, Inc.:
3.800%, 05/15/2018	7,990,000	8,212,170
5.500%, 09/15/2019	6,446,000	7,014,827
Rogers Communications, Inc.,
6.800%, 08/15/2018 f	3,233,000	3,485,973
Rohm and Haas Co.,
6.000%, 09/15/2017	1,871,000	1,929,375
RPM International, Inc.,
6.500%, 02/15/2018	3,870,000	4,055,923
Shire Acquisitions Investments Ireland DAC,
1.900%, 09/23/2019 f	9,775,000	9,651,073
Solvay Finance America LLC,
3.400%, 12/03/2020 (Acquired 05/04/2016, Cost $7,212,658) *	7,000,000	7,122,451
Stryker Corp.,
2.000%, 03/08/2019	6,250,000	6,253,063
Sunoco, Inc.,
5.750%, 01/15/2017	600,000	600,670
Telefonica Emisiones SAU,
6.221%, 07/03/2017 f	1,344,000	1,374,162
Temple-Inland, Inc.,
6.625%, 01/15/2018	4,676,000	4,885,896
Teva Pharmaceutical Finance Netherlands III BV,
1.700%, 07/19/2019 f	7,000,000	6,877,696
Texas Eastern Transmission LP,
6.000%, 09/15/2017 (Acquired 05/21/2015, Cost $3,817,380) *	3,705,000	3,814,431
The Dow Chemical Co.,
8.550%, 05/15/2019	14,777,000	16,935,639
The JM Smucker Co.:
1.750%, 03/15/2018	2,550,000	2,553,325
2.500%, 03/15/2020	2,725,000	2,737,941
Thermo Fisher Scientific, Inc.,
1.850%, 01/15/2018	13,000,000	13,018,603
Thomson Reuters Corp.,
1.650%, 09/29/2017 f	7,000,000	7,007,805
Time Warner Cable LLC:
5.850%, 05/01/2017	2,355,000	2,388,420
6.750%, 07/01/2018	6,000,000	6,405,720
8.750%, 02/14/2019	4,395,000	4,952,919
8.250%, 04/01/2019	2,564,000	2,881,166
Time Warner Co., Inc.,
7.250%, 10/15/2017	7,831,000	8,182,072
Time Warner, Inc.,
4.875%, 03/15/2020	3,225,000	3,442,581
Total Capital International SA:
1.452%, 08/10/2018 ∞ f	4,350,000	4,361,410
1.343%, 06/19/2019 ∞ f	7,700,000	7,669,185
TransCanada PipeLines Ltd.:
1.875%, 01/12/2018 f	4,000,000	4,006,280
3.125%, 01/15/2019 f	6,800,000	6,941,875
Transocean, Inc.,
4.250%, 10/15/2017 f	7,400,000	7,474,000
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 08/05/2014 through 06/07/2016, Cost $15,840,544) * f	15,919,000	15,858,126
TTX Co.,
2.250%, 02/01/2019 (Acquired 01/12/2016, Cost $7,440,390) *	7,450,000	7,445,716
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	860,000	892,035
Valero Energy Corp.,
9.375%, 03/15/2019	10,349,000	11,917,908
Verisk Analytics, Inc.,
4.875%, 01/15/2019	9,900,000	10,378,517
Verizon Communications, Inc.,
3.650%, 09/14/2018	14,000,000	14,462,238
Viacom, Inc.,
2.500%, 09/01/2018	11,005,000	11,037,993
Vodafone Group PLC:
5.625%, 02/27/2017 f	2,000,000	2,011,502
1.250%, 09/26/2017 f	10,000,000	9,981,450
Volkswagen Group of America Finance LLC:
1.290%, 05/23/2017 (Acquired 05/15/2014, Cost $2,750,000) ∞ *	2,750,000	2,747,088
1.351%, 11/20/2017 (Acquired 11/12/2014, Cost $4,500,000) ∞ *	4,500,000	4,488,403
Walgreen Co.,
5.250%, 01/15/2019	2,330,000	2,465,930
Walgreens Boots Alliance, Inc.:
1.750%, 11/17/2017	1,150,000	1,152,870
1.750%, 05/30/2018	2,750,000	2,752,747
Williams Partners LP / Williams Partners Finance Corp.,
7.250%, 02/01/2017	3,085,000	3,097,050
Xerox Corp.:
6.750%, 02/01/2017	2,626,000	2,635,485
2.950%, 03/15/2017	5,245,000	5,260,803
Yara International ASA,
7.875%, 06/11/2019 (Acquired 10/02/2014, Cost $557,576) * f	500,000	559,039
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	4,725,000	4,725,236
Zoetis, Inc.:
1.875%, 02/01/2018	11,000,000	10,999,967
3.450%, 11/13/2020	7,932,000	8,141,095
		1,191,103,302	30.7%
Utilities
Beaver Valley II Funding Corp.,
9.000%, 06/01/2017	39,000	39,004
Commonwealth Edison Co.,
6.150%, 09/15/2017	100,000	103,286
Dominion Resources, Inc./VA:
6.400%, 06/15/2018	3,550,000	3,765,059
2.962%, 07/01/2019	4,000,000	4,049,628
2.500%, 12/01/2019	9,500,000	9,601,527
Exelon Corp.:
1.550%, 06/09/2017	2,000,000	1,996,360
2.850%, 06/15/2020	2,275,000	2,299,286
National Rural Utilities Cooperative Finance Corp.,
10.375%, 11/01/2018	1,075,000	1,239,719
NextEra Energy Capital Holdings, Inc.:
Class F, 2.056%, 09/01/2017	9,335,000	9,376,121
1.649%, 09/01/2018	6,575,000	6,554,361
NiSource Finance Corp.,
6.400%, 03/15/2018	199,000	209,578
Orange Cogen Funding Corp.,
8.175%, 03/15/2022 (Acquired 02/10/2015 through 09/16/2015, Cost $10,756,678) *	9,385,875	10,750,478
Pacific Gas & Electric Co.,
8.250%, 10/15/2018	8,320,000	9,236,290
Public Service Co. of New Mexico,
7.950%, 05/15/2018	1,431,000	1,544,839
Sempra Energy:
2.300%, 04/01/2017	1,300,000	1,302,548
9.800%, 02/15/2019	2,575,000	2,982,571
Southern Power Co.,
1.950%, 12/15/2019	4,600,000	4,561,438
The Southern Co.:
1.850%, 07/01/2019	4,750,000	4,735,294
2.750%, 06/15/2020	11,000,000	11,094,259
		85,441,646	2.2%
Financials
ABN AMRO Bank NV:
4.250%, 02/02/2017 (Acquired 08/23/2013 through 08/16/2016, Cost $4,434,541) * f	4,425,000	4,434,549
2.500%, 10/30/2018 (Acquired 03/04/2014 through 04/29/2015, Cost $1,155,438) * f	1,150,000	1,159,062
1.800%, 09/20/2019 (Acquired 09/13/2016, Cost $4,743,635) * f	4,750,000	4,681,059
American Express Bank FSB,
0.964%, 06/12/2017 ∞	750,000	749,743
American Express Co.:
7.000%, 03/19/2018	2,661,000	2,827,823
1.506%, 05/22/2018 ∞	5,528,000	5,539,421
American Express Credit Corp.,
1.396%, 08/15/2019 ∞	2,000,000	2,003,676
American International Group, Inc.:
2.300%, 07/16/2019	1,400,000	1,406,608
3.375%, 08/15/2020	2,000,000	2,057,600
ANZ New Zealand (Int'l) Ltd./London:
2.600%, 09/23/2019 (Acquired 09/16/2014, Cost $3,347,823) * f	3,350,000	3,378,307
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $2,997,510) * f	3,000,000	3,020,724
Australia & New Zealand Banking Group Ltd./New York NY:
1.875%, 10/06/2017 f	750,000	752,996
2.250%, 06/13/2019 f	1,000,000	1,003,237
Australia and New Zealand Banking Group Ltd.,
1.256%, 01/10/2017 (Acquired 01/06/2014, Cost $750,000) ∞ * f	750,000	750,061
Banco Santander (Chile),
1.776%, 04/11/2017 (Acquired 04/08/2014, Cost $1,800,000) ∞ * f	1,800,000	1,797,840
Bank of America Corp.:
5.750%, 12/01/2017	5,000,000	5,179,245
Class L, 2.600%, 01/15/2019	5,750,000	5,799,151
5.625%, 07/01/2020	2,000,000	2,199,106
2.625%, 10/19/2020	10,000,000	10,005,710
Bank of Montreal:
1.476%, 04/09/2018 ∞ f	1,325,000	1,330,099
1.800%, 07/31/2018 f	5,000,000	5,003,140
1.900%, 08/27/2021 f	10,000,000	9,690,240
Banque Federative du Credit Mutuel SA,
2.000%, 04/12/2019 (Acquired 04/06/2016 through 10/21/2016, Cost $18,599,065) * f	18,600,000	18,524,186
Barclays Bank PLC,
1.486%, 02/17/2017 ∞ f	4,000,000	4,001,372
Barclays PLC:
2.000%, 03/16/2018 f	4,000,000	3,991,684
2.875%, 06/08/2020 f	2,000,000	1,983,106
3.250%, 01/12/2021 f	2,375,000	2,377,313
BB&T Corp.,
1.823%, 06/15/2018 ∞	4,150,000	4,173,037
BNP Paribas SA:
2.375%, 09/14/2017 f	3,000,000	3,020,031
2.400%, 12/12/2018 f	1,600,000	1,612,565
2.375%, 05/21/2020 f	3,225,000	3,209,062
BNZ International Funding Ltd./London:
1.900%, 02/26/2018 (Acquired 02/23/2015, Cost $1,702,050) * f	1,700,000	1,701,510
2.350%, 03/04/2019 (Acquired 09/03/2014 through 11/13/2014, Cost $7,236,996) * f	7,250,000	7,275,882
BPCE SA,
2.500%, 12/10/2018 f	3,525,000	3,555,928
Branch Banking & Trust Co.,
1.220%, 05/23/2017 ∞	12,895,000	12,894,033
Caisse Centrale Desjardins:
1.552%, 01/29/2018 (Acquired 01/26/2015, Cost $10,000,000) ∞ * f	10,000,000	9,989,810
1.750%, 01/29/2018 (Acquired 04/06/2015, Cost $4,008,501) * f	4,000,000	3,991,984
Canadian Imperial Bank of Commerce/Canada,
1.600%, 09/06/2019 f	20,000,000	19,809,640
Capital One Bank (USA) NA,
2.250%, 02/13/2019	1,500,000	1,506,697
Capital One Financial Corp.,
5.250%, 02/21/2017	1,100,000	1,105,282
Capital One NA/Mclean VA:
1.500%, 09/05/2017	5,000,000	4,993,785
1.561%, 02/05/2018 ∞	2,000,000	2,003,950
2.400%, 09/05/2019	5,300,000	5,311,787
1.850%, 09/13/2019	5,000,000	4,943,165
Cigna Corp.,
5.375%, 03/15/2017	2,300,000	2,317,537
Citigroup, Inc.:
1.550%, 08/14/2017	2,400,000	2,401,675
1.700%, 04/27/2018	2,000,000	1,995,592
2.150%, 07/30/2018	3,975,000	3,988,149
2.050%, 12/07/2018	4,000,000	3,999,552
Citizens Bank NA/Providence RI:
1.600%, 12/04/2017	14,300,000	14,284,985
2.500%, 03/14/2019	2,700,000	2,720,801
CNA Financial Corp.,
7.350%, 11/15/2019	14,915,000	16,915,445
Comerica Bank:
5.200%, 08/22/2017	6,825,000	6,978,303
2.500%, 06/02/2020	7,000,000	6,997,431
Commonwealth Bank of Australia,
1.353%, 03/12/2018 (Acquired 11/09/2016, Cost $2,501,583) ∞ * f	2,500,000	2,498,162
Commonwealth Bank of Australia/New York NY:
1.750%, 11/02/2018 f	15,000,000	14,962,860
2.050%, 03/15/2019 f	1,500,000	1,498,270
Compass Bank:
1.850%, 09/29/2017	10,505,000	10,481,153
2.750%, 09/29/2019	8,337,000	8,291,622
Credit Suisse AG/New York NY:
1.427%, 05/26/2017 ∞ f	2,000,000	2,001,536
6.000%, 02/15/2018 f	8,440,000	8,778,478
1.700%, 04/27/2018 f	2,500,000	2,494,490
Deutsche Bank AG/London:
1.512%, 02/13/2017 ∞ f	5,450,000	5,448,703
1.405%, 05/30/2017 ∞ f	2,640,000	2,632,188
6.000%, 09/01/2017 f	3,467,000	3,549,033
1.875%, 02/13/2018 f	3,000,000	2,982,786
2.500%, 02/13/2019 f	3,000,000	2,975,958
Discover Bank/Greenwood DE:
2.000%, 02/21/2018	1,875,000	1,874,659
2.600%, 11/13/2018	8,000,000	8,069,376
8.700%, 11/18/2019	5,395,000	6,125,494
Fifth Third Bancorp:
5.450%, 01/15/2017	919,000	920,262
2.150%, 08/20/2018	2,000,000	2,012,636
2.875%, 07/27/2020	5,000,000	5,055,000
First Horizon National Corp.,
3.500%, 12/15/2020	2,394,000	2,415,805
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	3,850,000	4,342,419
First Tennessee Bank NA,
2.950%, 12/01/2019	15,286,000	15,323,909
Guardian Life Global Funding,
2.000%, 04/26/2021 (Acquired 04/19/2016, Cost $7,814,671) *	7,825,000	7,631,597
HSBC Bank USA NA/New York NY,
6.000%, 08/09/2017	925,000	949,567
HSBC Finance Corp.,
6.676%, 01/15/2021	221,000	248,413
HSBC USA, Inc.:
1.877%, 09/24/2018 ∞	1,000,000	1,002,282
1.512%, 11/13/2019 ∞	9,750,000	9,718,001
Humana, Inc.,
7.200%, 06/15/2018	6,610,000	7,105,307
Huntington Bancshares Inc./OH,
2.600%, 08/02/2018	7,375,000	7,446,840
ING Bank NV:
3.750%, 03/07/2017 (Acquired 05/30/2013 through 01/13/2014, Cost $3,210,432) * f	3,200,000	3,213,533
1.650%, 08/15/2019 (Acquired 08/08/2016, Cost $9,989,800) * f	10,000,000	9,864,740
2.500%, 10/01/2019 (Acquired 04/18/2016, Cost $9,081,627) * f	8,961,000	9,018,709
JPMorgan Chase & Co.:
1.432%, 04/25/2018 ∞	3,500,000	3,509,863
Class 1, 1.520%, 01/28/2019 ∞	750,000	752,408
6.300%, 04/23/2019	5,000,000	5,463,685
2.250%, 01/23/2020	8,100,000	8,080,933
KEB Hana Bank,
1.750%, 10/18/2019 (Acquired 10/11/2016, Cost $17,942,040) * f	18,000,000	17,797,338
Kemper Corp.,
6.000%, 05/15/2017	4,565,000	4,632,503
KeyBank NA/Cleveland OH:
2.350%, 03/08/2019	6,500,000	6,537,349
1.600%, 08/22/2019	3,000,000	2,958,918
2.500%, 12/15/2019	5,325,000	5,380,460
Kookmin Bank:
1.761%, 01/27/2017 (Acquired 01/21/2014 through 02/20/2014, Cost $4,750,093) ∞ * f	4,750,000	4,751,207
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $5,983,080) * f	6,000,000	5,991,702
1.625%, 08/01/2019 (Acquired 07/25/2016, Cost $7,976,960) * f	8,000,000	7,879,920
LeasePlan Corp. NV,
2.500%, 05/16/2018 (Acquired 05/07/2013 through 02/25/2016, Cost $16,360,141) * f	16,435,000	16,458,896
Lloyds Bank PLC:
4.200%, 03/28/2017 f	2,000,000	2,013,704
1.750%, 05/14/2018 f	5,825,000	5,817,241
2.000%, 08/17/2018 f	4,500,000	4,506,930
2.050%, 01/22/2019 f	4,000,000	3,996,168
M&I Marshall & Ilsley Bank,
5.000%, 01/17/2017	2,488,000	2,490,630
Macquarie Bank Ltd.:
1.516%, 10/27/2017 (Acquired 10/22/2014, Cost $5,000,000) ∞ * f	5,000,000	5,005,545
2.400%, 01/21/2020 (Acquired 11/22/2016, Cost $7,978,000) * f	8,000,000	7,927,840
Macquarie Group Ltd.,
4.875%, 08/10/2017 (Acquired 10/29/2014 through 11/25/2014, Cost $2,800,113) * f	2,750,000	2,798,312
Manufacturers & Traders Trust Co.:
6.625%, 12/04/2017	1,000,000	1,043,957
1.971%, 12/28/2020 ∞	282,000	280,250
Marsh & McLennan Companies, Inc.,
2.300%, 04/01/2017	1,297,000	1,296,586
Metropolitan Life Global Funding I,
1.256%, 04/10/2017 (Acquired 04/07/2014, Cost $8,500,000) ∞ *	8,500,000	8,507,268
Mizuho Bank Ltd.:
2.550%, 03/17/2017 (Acquired 05/30/2013, Cost $6,911,207) * f	6,900,000	6,918,623
1.310%, 04/16/2017 (Acquired 04/09/2014, Cost $2,800,000) ∞ * f	2,800,000	2,801,411
1.447%, 09/25/2017 (Acquired 03/30/2016, Cost $2,992,046) ∞ * f	3,000,000	2,998,080
1.637%, 03/26/2018 (Acquired 06/21/2016, Cost $1,248,700) ∞ * f	1,250,000	1,250,155
2.071%, 10/20/2018 (Acquired 10/13/2015, Cost $2,500,000) ∞ * f	2,500,000	2,512,705
2.450%, 04/16/2019 (Acquired 09/09/2016, Cost $2,430,815) * f	2,400,000	2,410,174
Morgan Stanley:
5.450%, 01/09/2017	2,950,000	2,951,451
1.738%, 01/05/2018 ∞	1,500,000	1,505,790
6.625%, 04/01/2018	2,000,000	2,115,056
1.732%, 01/24/2019 ∞	4,750,000	4,779,640
7.300%, 05/13/2019	3,000,000	3,342,834
2.026%, 01/27/2020 ∞	4,000,000	4,035,388
MUFG Union Bank NA,
2.125%, 06/16/2017	3,500,000	3,511,323
National Bank of Canada,
1.799%, 12/14/2018 ∞ f	1,000,000	1,004,456
National City Bank/Cleveland OH,
5.800%, 06/07/2017	8,695,000	8,851,493
Nationwide Building Society,
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $4,998,350) * f	5,000,000	4,988,100
New York Life Global Funding,
1.550%, 11/02/2018 (Acquired 10/27/2015, Cost $9,486,415) *	9,500,000	9,472,830
Nomura Holdings, Inc.,
2.750%, 03/19/2019 f	2,000,000	2,018,928
Nordea Bank AB:
3.125%, 03/20/2017 (Acquired 10/03/2012 through 08/21/2013, Cost $5,153,071) * f	5,140,000	5,163,336
1.250%, 04/04/2017 (Acquired 03/31/2014, Cost $3,988,880) * f	4,000,000	4,001,084
1.618%, 09/30/2019 (Acquired 09/22/2016, Cost $2,400,000) ∞ * f	2,400,000	2,400,657
Paine Webber Group, Inc.,
7.990%, 06/09/2017	300,000	305,130
Pricoa Global Funding I,
1.450%, 09/13/2019 (Acquired 09/06/2016, Cost $11,998,920) *	12,000,000	11,820,552
Principal Life Global Funding II,
1.500%, 04/18/2019 (Acquired 04/11/2016, Cost $2,990,640) *	3,000,000	2,962,296
Protective Life Global Funding,
1.555%, 09/13/2019 (Acquired 09/07/2016, Cost $18,000,000) *	18,000,000	17,725,050
Prudential Financial, Inc.,
7.375%, 06/15/2019	7,000,000	7,879,949
Regions Bank/Birmingham AL,
7.500%, 05/15/2018	7,733,000	8,284,587
Reliance Standard Life Global Funding II:
2.150%, 10/15/2018 (Acquired 10/13/2015 through 06/09/2016, Cost $13,020,388) *	13,000,000	13,064,584
2.500%, 01/15/2020 (Acquired 01/07/2015, Cost $5,979,540) *	6,000,000	5,963,604
Royal Bank of Canada,
1.400%, 10/13/2017 f	8,450,000	8,449,324
Santander Bank NA,
8.750%, 05/30/2018	2,238,000	2,408,728
Santander Holdings USA, Inc.,
2.700%, 05/24/2019	5,000,000	4,996,195
Santander UK Group Holdings PLC,
3.125%, 01/08/2021 f	3,500,000	3,491,824
Santander UK PLC,
2.500%, 03/14/2019 f	10,000,000	10,058,400
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018 (Acquired 08/05/2015, Cost $5,028,797) * f	5,000,000	5,032,415
2.375%, 03/25/2019 (Acquired 08/23/2016, Cost $966,296) * f	950,000	952,439
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $4,692,762) * f	4,700,000	4,681,275
Societe Generale SA:
2.078%, 10/01/2018 ∞ f	6,000,000	6,051,144
2.625%, 10/01/2018 f	1,000,000	1,012,582
Standard Chartered PLC:
1.291%, 09/08/2017 (Acquired 09/03/2014, Cost $10,000,000) ∞ * f	10,000,000	9,990,030
1.520%, 04/17/2018 (Acquired 04/13/2015, Cost $2,000,000) ∞ * f	2,000,000	1,992,332
2.100%, 08/19/2019 (Acquired 08/16/2016, Cost $4,492,080) * f	4,500,000	4,448,579
2.400%, 09/08/2019 (Acquired 09/03/2014 through 10/12/2016, Cost $4,234,371) * f	4,225,000	4,199,189
Sumitomo Mitsui Banking Corp.:
1.306%, 01/10/2017 ∞ f	2,075,000	2,075,104
1.460%, 01/16/2018 ∞ f	2,885,000	2,888,618
1.950%, 07/23/2018 f	3,500,000	3,497,515
1.762%, 10/19/2018 f	5,000,000	4,979,130
1.822%, 01/18/2019 ∞ f	1,000,000	1,005,317
2.450%, 01/16/2020 f	4,500,000	4,481,383
SunTrust Bank/Atlanta GA,
7.250%, 03/15/2018	154,000	163,356
SunTrust Banks, Inc.,
6.000%, 09/11/2017	780,000	803,349
Svenska Handelsbanken AB:
1.625%, 03/21/2018 f	1,100,000	1,098,689
1.483%, 06/17/2019 ∞ f	2,000,000	2,001,462
1.928%, 10/01/2020 ∞ f	10,000,000	10,000,000
Swedbank AB,
2.125%, 09/29/2017 (Acquired 08/30/2016, Cost $3,018,984) * f	3,000,000	3,014,394
Synchrony Financial:
2.600%, 01/15/2019	2,000,000	2,010,116
3.000%, 08/15/2019	13,350,000	13,523,002
2.700%, 02/03/2020	3,250,000	3,240,364
The Bank of New York Mellon Corp.,
1.446%, 08/01/2018 ∞	1,000,000	1,003,212
The Bank of Nova Scotia,
1.423%, 06/11/2018 ∞ f	3,500,000	3,506,611
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.363%, 03/10/2017 (Acquired 11/24/2014 through 06/01/2016, Cost $9,043,245) ∞ * f	9,050,000	9,052,317
2.150%, 09/14/2018 (Acquired 09/08/2015, Cost $6,298,173) * f	6,300,000	6,305,197
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	7,700,000	7,976,784
7.250%, 02/01/2018	450,000	476,207
The Goldman Sachs Group, Inc.:
2.053%, 12/10/2017 ∞	1,000,000	996,090
5.950%, 01/18/2018	1,045,000	1,088,621
6.150%, 04/01/2018	4,775,000	5,022,894
2.900%, 07/19/2018	1,000,000	1,013,810
7.500%, 02/15/2019	3,000,000	3,325,743
1.902%, 10/23/2019 ∞	2,751,000	2,773,258
2.300%, 12/13/2019	12,000,000	11,986,380
The Hartford Financial Services Group Inc.,
5.500%, 03/30/2020	1,947,000	2,125,982
The Hartford Financial Services Group, Inc.:
5.375%, 03/15/2017	3,145,000	3,170,468
6.300%, 03/15/2018	1,825,000	1,914,872
6.000%, 01/15/2019	455,000	489,617
The Huntington National Bank,
2.000%, 06/30/2018	12,990,000	12,995,612
The Northern Trust Co.,
6.500%, 08/15/2018	4,075,000	4,376,322
UBS AG/Stamford CT:
1.800%, 03/26/2018 f	8,825,000	8,831,098
5.750%, 04/25/2018 f	3,351,000	3,519,643
UBS Group Funding Jersey Ltd.:
2.437%, 09/24/2020 (Acquired 09/21/2015, Cost $2,000,000) ∞ * f	2,000,000	2,023,162
3.000%, 04/15/2021 (Acquired 03/29/2016, Cost $2,997,750) * f	3,000,000	3,001,581
UnitedHealth Group, Inc.,
6.000%, 02/15/2018	2,625,000	2,752,341
Voya Financial, Inc.,
2.900%, 02/15/2018	17,494,000	17,710,681
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019 (Acquired 09/10/2014, Cost $6,986,000) *	7,000,000	7,080,129
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $4,982,850) *	5,000,000	5,085,010
Wells Fargo & Co.:
Class N, 1.567%, 01/30/2020 ∞	1,975,000	1,974,030
2.600%, 07/22/2020	3,900,000	3,922,542
Westpac Banking Corp.:
2.000%, 08/14/2017 f	8,000,000	8,035,008
1.650%, 05/13/2019 f	4,650,000	4,601,087
		983,879,907	25.4%
Total Corporate Bonds		2,260,424,855	58.3%
Taxable Municipal Bonds
Chippewa Valley Schools,
1.180%, 05/01/2017	7,175,000	7,183,825
City of Bristol VA,
3.002%, 10/01/2020	8,210,000	8,263,775
City of Williston ND,
3.100%, 07/15/2025 (Callable 01/20/2017)	5,630,000	5,630,225
Consolidated Municipalities Electric Power Systems Joint Powers Board,
1.550%, 06/01/2017	590,000	590,501
Cook County School District No. 144 Prairie Hills:
2.000%, 12/01/2017	810,000	815,889
2.000%, 12/01/2017	120,000	120,223
2.500%, 12/01/2018	745,000	749,962
Illinois Housing Development Authority,
4.000%, 02/01/2034 (Callable 08/01/2025)	10,445,000	10,695,471
Indiana Bond Bank,
1.689%, 01/15/2017	1,000,000	1,000,220
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/30/2017)	205,000	201,417
Kentucky Asset Liability Commission,
4.372%, 04/01/2017	2,400,000	2,419,080
Metropolitan Government Nashville & Davidson County Health & Educational Facilities,
1.750%, 07/01/2046 (Callable 12/30/2017) ∞	11,100,000	11,100,000
New Hampshire Housing Finance Authority:
1.500%, 01/01/2017	765,000	765,000
1.650%, 07/01/2017	710,000	710,518
4.000%, 07/01/2036 (Callable 07/10/2024)	9,800,000	10,033,142
New Jersey Economic Development Authority:
1.802%, 06/15/2017	475,000	476,662
1.802%, 06/15/2017	2,505,000	2,508,257
3.375%, 06/15/2017	5,000,000	5,050,250
2.421%, 06/15/2018	10,000,000	9,993,200
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023	2,705,000	2,903,574
5.976%, 03/01/2024	5,000,000	5,305,100
Oakland Redevelopment Agency Successor Bonds,
2.271%, 09/01/2018	1,675,000	1,679,858
Public Finance Authority,
2.625%, 11/01/2019 (Callable 05/01/2018)	4,500,000	4,469,130
Rhode Island Housing & Mortgage Finance Corp./RI:
1.930%, 04/01/2017	600,000	600,936
3.000%, 10/01/2034 (Callable 10/01/2022)	7,405,000	7,441,285
San Diego Metropolitan Transit System,
4.840%, 12/01/2018	3,485,000	3,574,286
Schenectady Metroplex Development Authority/NY,
2.232%, 08/01/2017	200,000	200,664
State of Hawaii Department of Business Economic Development & Tourism,
1.467%, 07/01/2022	5,050,000	4,957,130
State of Illinois:
5.090%, 04/01/2017	2,785,000	2,807,753
4.350%, 06/01/2018	737,000	748,188
Tulsa Airports Improvement Trust:
2.592%, 06/01/2017	115,000	115,867
3.042%, 06/01/2018	100,000	101,962
		113,213,350	2.9%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	7,953	7,944
Federal Home Loan Mortgage Corp. (FHLMC),
Series 5, Class B, 1.404%, 05/15/2019 ∞	637	638
		8,582	0.0%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust:
Series 2006-1, Class A3, 0.936%, 04/25/2036 ∞	1,864,439	1,861,578
Series 2006-2, Class A3, 0.906%, 09/25/2036 ∞	5,192,718	5,171,300
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A1B1, 0.946%, 02/25/2036 ∞	5,739,299	5,684,118
Series 2006-OP1, Class A2C, 0.906%, 04/25/2036 ∞	4,823,280	4,699,910
Aegis Asset Backed Securities Trust,
Series 2005-5, Class 1A3, 1.026%, 12/25/2035 ∞	2,561,427	2,536,286
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	605,751	617,455
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	152,336	152,185
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	181,263	182,347
Series 2004-8CB, Class A, 1.026%, 06/25/2034 ∞	8,053,568	7,955,738
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036	97,852	95,172
Series 2006-28CB, Class A17, 6.000%, 10/25/2036	803,678	642,241
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 1.096%, 11/25/2035 ∞	9,282,312	9,069,878
Banc of America Alternative Loan Trust,
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	237,536	238,410
Banc of America Mortgage Trust,
Series 2004-B, Class 2A2, 3.047%, 03/25/2034 ∞	2,216,474	2,200,870
Carrington Mortgage Loan Trust:
Series 2006-NC1, Class A3, 0.966%, 01/25/2036 ∞	4,340,741	4,297,865
Series 2006-OPT1, Class A3, 0.936%, 02/25/2036 ∞	3,502,134	3,435,781
Countrywide Asset-Backed Certificates:
Series 2006-2, Class 2A3, 1.056%, 06/25/2036 ∞	9,835,292	9,584,602
Series 2006-13, Class 1AF3, 4.577%, 01/25/2037 ∞	865,718	1,338,191
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF2, 3.986%, 12/25/2035	183,542	181,849
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 3AV, 0.814%, 05/25/2036 ∞	4,343,850	4,294,181
Series 2006-9, Class 1AF3, 4.745%, 10/25/2046 ∞ §	940,916	843,626
First Franklin Mortgage Loan Trust,
Series 2005-FF12, Class A2B, 1.016%, 11/25/2036 ∞	2,487,615	2,467,470
GE-WMC Asset-Backed Pass Through Certificates,
Series 2005-1, Class A2C, 1.476%, 10/25/2035 ∞	3,527,640	3,496,791
GSAA Trust,
Series 2005-8, Class A4, 1.026%, 06/25/2035 ∞	10,921,170	10,709,495
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.926%, 08/25/2036 ∞	964,881	959,185
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 0.886%, 07/25/2036 ∞	6,494,954	6,298,070
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 3.086%, 07/25/2035 ∞	1,147,573	1,140,399
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M1, 1.461%, 08/25/2035 ∞	4,829,231	4,803,236
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	2,037,110	2,037,487
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	1,111,334	1,114,148
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	5,055,314	5,277,334
MASTR Asset Backed Securities Trust,
Series 2006-AB1, Class A2, 0.986%, 02/25/2036 ∞	323,826	322,668
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE2, Class A3B, 1.196%, 01/25/2035 ∞	2,854,631	2,846,775
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 0.986%, 12/25/2035 ∞	7,579,682	7,439,529
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE2, Class A3, 0.926%, 03/25/2036 ∞	2,975,799	2,914,052
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-5, Class A3, 0.966%, 12/25/2035 ∞	4,512,291	4,488,499
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 1.206%, 09/25/2035 ∞	7,241,937	7,196,918
Popular ABS Mortgage Pass-Through Trust,
Series 2005-B, Class M2, 1.416%, 08/25/2035 ∞	3,192,862	3,133,325
RAMP Series Trust:
Series 2003-RS11, Class AI7, 4.828%, 12/25/2033 ∞	141,198	143,086
Series 2006-NC2, Class A2, 0.946%, 02/25/2036 ∞	2,579,914	2,548,720
Series 2006-RZ4, Class A2, 0.936%, 10/25/2036 ∞	2,398,289	2,381,412
RASC Series Trust:
Series 2005-AHL2, Class A3, 1.106%, 10/25/2035 ∞	7,818,649	7,730,212
Series 2006-KS1, Class A4, 1.056%, 02/25/2036 ∞	3,525,939	3,493,545
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,940,209	898,717
Saxon Asset Securities Trust 2006-2,
Series 2006-2, Class A3C, 0.906%, 09/25/2036 ∞	1,637,966	1,588,944
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.081%, 10/25/2035 (Acquired 03/13/2014, Cost $5,274,022) ∞ *	5,339,092	5,321,353
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.016%, 12/25/2035 ∞	1,239,863	1,226,666
Series 2006-2, Class A4, 1.026%, 03/25/2036 ∞	3,906,033	3,881,997
Specialty Underwriting & Residential Finance Trust:
Series 2005-BC4, Class A2C, 1.106%, 09/25/2036 ∞	1,607,575	1,605,877
Series 2006-BC1, Class A2D, 1.056%, 12/25/2036 ∞	9,580,345	9,476,225
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.756%, 10/25/2034 ∞	10,425,269	10,348,023
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034	212,727	215,606
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-BC3, Class 2A2, 0.896%, 05/25/2047 ∞	623,836	613,658
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.033%, 01/25/2035 ∞	5,579,190	5,771,007
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.831%, 10/25/2043 ∞	9,720,181	9,766,679
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055 (Acquired 09/28/2016, Cost $3,051,795) ∞ *	3,003,396	3,012,075
Series 2015-4, Class A1, 3.500%, 04/25/2055 (Acquired 06/09/2016, Cost $6,636,753) ∞ *	6,467,709	6,594,031
Series 2016-5, Class A1, 2.500%, 10/25/2056 (Acquired 12/07/2016, Cost $11,993,712) ∞ *	12,000,000	11,944,371
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	45,184	45,956
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	112,059	114,602
Series 2004-AR3, Class A1, 2.800%, 06/25/2034 ∞	7,041,255	7,062,708
		227,514,434	5.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	24,270,826	24,305,813
Series 2015-M1, Class ASQ2, 1.626%, 02/25/2018	24,170,737	24,228,161
Series 2016-M6, Class ASQ2, 1.785%, 06/25/2019	13,650,000	13,681,435
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K502, Class A2, 1.426%, 08/25/2017	7,222,362	7,227,294
Series K701, Class A2, 3.882%, 11/25/2017 ∞	7,335,000	7,461,058
Series K703, Class A2, 2.699%, 05/25/2018	3,220,315	3,265,175
Series K-704, Class A2, 2.412%, 08/25/2018	5,765,710	5,837,613
Series K705, Class A2, 2.303%, 09/25/2018	2,700,000	2,731,053
Series K006, Class A2, 4.251%, 01/25/2020	15,000,000	15,878,226
		104,615,828	2.7%
Non-U.S. Government Agency Issues
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	16,100,000	16,174,965
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	6,115,065	6,327,335
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	7,050,000	7,364,618
		29,866,918	0.8%
Other Asset Backed Securities
American Express Credit Account Master Trust,
Series 2014-4, Class A, 1.430%, 06/15/2020	5,545,000	5,554,187
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A, 2.200%, 12/15/2022	6,750,000	6,779,809
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	20,500,000	20,534,083
Capital Auto Receivables Asset Trust:
Series 2016-3, Class A2A, 1.360%, 04/22/2019	5,500,000	5,502,502
Series 2015-4, Class A3, 1.830%, 03/20/2020	3,400,000	3,405,435
Chase Issuance Trust,
Series 2015-A5, Class A5, 1.360%, 04/15/2020	13,750,000	13,741,914
Chrysler Capital Auto Receivables Trust:
Series 2015-BA, Class A2, 1.460%, 12/17/2018 (Acquired 11/12/2015, Cost $1,613,939) *	1,613,964	1,614,808
Series 2013-BA, Class A4, 1.270%, 03/15/2019 (Acquired 11/12/2015 through 12/18/2015, Cost $2,227,815) *	2,232,862	2,232,223
Citibank Credit Card Issuance Trust,
Series 2008-A1, Class A1, 5.350%, 02/07/2020	2,325,000	2,425,822
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028 ∞	11,696	12,137
Series 1998-3, Class A5, 6.220%, 03/01/2030	171,353	181,438
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015 through 06/08/2016, Cost $886,214) *	886,278	886,153
Discover Card Execution Note Trust:
Series 2014-A5, Class A, 1.390%, 04/15/2020	7,399,000	7,409,976
Series 2016-A4, Class A4, 1.390%, 03/15/2022	19,075,000	18,857,270
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 05/06/2014 through 11/18/2014, Cost $17,933,705) *	17,894,000	18,046,743
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 01/06/2016 through 09/02/2016, Cost $15,050,289) *	14,892,000	15,016,546
Series 2015-1, Class A, 2.120%, 07/15/2026 (Acquired 01/13/2015 through 03/14/2016, Cost $12,566,749) *	12,592,000	12,616,795
Ford Credit Floorplan Master Owner Trust A,
Series 2016-1, Class A1, 1.760%, 02/15/2021	11,425,000	11,395,285
GM Financial Automobile Leasing Trust,
Series 2016-3, Class A3, 1.610%, 12/20/2019	12,000,000	11,964,716
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 1.650%, 05/15/2020 (Acquired 05/13/2015, Cost $14,699,441) *	14,700,000	14,688,346
Honda Auto Receivables Owner Trust:
Series 2016-1, Class A2, 1.010%, 06/18/2018	2,362,742	2,361,959
Series 2016-1, Class A3, 1.220%, 12/18/2019	13,000,000	12,970,031
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019 (Acquired 01/22/2015 through 07/21/2016, Cost $20,226,877) *	20,225,000	20,252,002
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $4,658,772) *	4,659,628	4,655,344
Leaf Receivables Funding 11 LLC,
Series 2016-1, Class A3, 2.050%, 06/15/2019 (Acquired 05/18/2016, Cost $9,999,075) *	10,000,000	9,977,589
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3, 1.350%, 08/15/2019	18,800,000	18,748,845
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 02/05/2016 through 05/04/2016, Cost $9,458,231) *	9,486,444	9,490,353
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 09/11/2015 through 06/20/2016, Cost $2,304,129) *	2,302,342	2,303,188
Synchrony Credit Card Master Note Trust:
Series 2012-2, Class A, 2.220%, 01/15/2022	9,243,000	9,313,287
Series 2016-3, Class A, 1.580%, 09/15/2022	6,160,000	6,082,635
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020 (Acquired 10/21/2015, Cost $5,436,000) *	5,434,957	5,443,312
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A2A, 1.020%, 10/15/2018	3,469,000	3,466,963
Series 2016-B, Class A3, 1.300%, 04/15/2020	7,000,000	6,977,559
Verizon Owner Trust:
Series 2016-1A, Class A, 1.420%, 01/20/2021 (Acquired 07/12/2016, Cost $16,247,263) *	16,250,000	16,136,908
Series 2016-2A, Class A, 1.680%, 05/20/2021 (Acquired 11/16/2016, Cost $12,748,678) *	12,750,000	12,698,634
		313,744,797	8.1%
Total Long-Term Investments (Cost $3,790,779,390)		3,783,486,171	97.7%
SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	116,128,236	116,128,236
Total Short-Term Investment (Cost $116,128,236)		116,128,236	3.0%
Total Investments (Cost $3,906,907,626)		3,899,614,407	100.7%
Liabilities in Excess of Other Assets		(25,424,946)	(0.7)%
TOTAL NET ASSETS		$3,874,189,461	100.0%
Notes to Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $813,134,868, which represents 20.99% of total net assets.

f	Foreign Security
§	Security in Default
«	7-Day Yield

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$115,700,000	$119,631,949
1.375%, 08/31/2020	109,750,000	108,609,588
1.750%, 03/31/2022	280,000,000	276,270,400
2.500%, 05/15/2024	161,150,000	163,560,965
2.250%, 11/15/2025	122,700,000	121,127,967
		789,200,869	34.2%
Other Government Related Securities
CDP Financial, Inc.,
4.400%, 11/25/2019 (Acquired 11/20/2009, Cost $997,520) * f	1,000,000	1,066,813
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (Acquired 10/20/2011 through 10/25/2011, Cost $1,151,372) * f	1,150,000	1,121,250
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 f	2,000,000	1,930,400
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	5,150,000	5,268,950
Corp Andina de Fomento,
4.375%, 06/15/2022 f	680,000	721,385
Electricite de France SA,
2.350%, 10/13/2020 (Acquired 10/07/2015, Cost $8,800,006) * f	8,875,000	8,790,137
Export-Import Bank of Korea,
2.250%, 01/21/2020 f	3,200,000	3,181,107
KFW,
4.875%, 06/17/2019 f	3,250,000	3,503,572
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	300,000	358,474
Korea Gas Corp.,
2.875%, 07/29/2018 (Acquired 07/22/2013, Cost $994,790) * f	1,000,000	1,015,619
Mexico Government International Bond,
5.125%, 01/15/2020 f	2,650,000	2,844,775
Petroleos Mexicanos:
3.125%, 01/23/2019 f	2,000,000	1,983,000
5.500%, 01/21/2021 f	2,000,000	2,057,500
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $2,987,280) * f	3,000,000	2,980,113
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019 (Acquired 09/22/2016, Cost $2,988,330) * f	3,000,000	2,950,914
2.750%, 05/03/2021 (Acquired 04/25/2016, Cost $4,990,750) * f	5,000,000	4,938,260
The Korea Development Bank,
3.875%, 05/04/2017 f	2,150,000	2,165,372
		46,877,641	2.0%
Corporate Bonds
Industrials
21st Century Fox America, Inc.,
3.700%, 10/15/2025	2,825,000	2,859,335
Abbott Laboratories,
3.400%, 11/30/2023	10,000,000	9,962,410
Agilent Technologies, Inc.,
3.050%, 09/22/2026	1,450,000	1,385,349
Agrium, Inc.,
3.150%, 10/01/2022 f	1,306,000	1,298,410
Altera Corp.,
2.500%, 11/15/2018	2,000,000	2,034,538
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	3,008,000	3,144,413
Anadarko Petroleum Corp.,
6.950%, 06/15/2019	1,000,000	1,109,449
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 07/11/2012, Cost $2,247,130) * f	2,000,000	2,285,000
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	9,300,000	9,464,908
Anheuser-Busch InBev Worldwide, Inc.,
1.576%, 08/01/2018 ∞	3,980,000	4,004,441
Apple, Inc.,
2.400%, 05/03/2023	2,000,000	1,947,436
AT&T, Inc.,
3.600%, 02/17/2023	9,000,000	9,076,680
Boardwalk Pipelines LP,
5.200%, 06/01/2018	2,500,000	2,588,368
Boston Scientific Corp.,
4.125%, 10/01/2023	3,000,000	3,112,356
BP Capital Markets PLC:
4.750%, 03/10/2019 f	2,500,000	2,650,165
2.521%, 01/15/2020 f	2,650,000	2,665,383
3.245%, 05/06/2022 f	1,000,000	1,021,133
British Telecommunications PLC,
5.950%, 01/15/2018 f	2,000,000	2,084,404
Bunge Limited Finance Corp.:
3.200%, 06/15/2017	1,300,000	1,309,788
3.500%, 11/24/2020	2,500,000	2,544,562
Bunge NA Finance LP,
5.900%, 04/01/2017	750,000	756,453
Cardinal Health, Inc.,
1.950%, 06/15/2018	5,600,000	5,612,174
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.464%, 07/23/2022	7,150,000	7,471,972
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.450%, 05/01/2020 (Acquired 05/07/2015, Cost $4,123,680) *	4,125,000	4,096,467
Coca-Cola FEMSA SAB de CV,
2.375%, 11/26/2018 f	3,550,000	3,574,655
Comcast Corp.:
2.750%, 03/01/2023	1,475,000	1,464,455
2.350%, 01/15/2027	4,175,000	3,848,640
Cox Communications, Inc.:
3.250%, 12/15/2022 (Acquired 11/26/2012, Cost $3,594,456) *	3,600,000	3,506,702
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,492,215) *	4,500,000	4,413,375
CVS Health Corp.:
2.250%, 08/12/2019	3,375,000	3,393,526
4.000%, 12/05/2023	4,425,000	4,662,379
Daimler Finance North America LLC,
2.250%, 07/31/2019 (Acquired 07/25/2012, Cost $2,285,234) *	2,300,000	2,303,036
DCP Midstream LLC,
9.750%, 03/15/2019 (Acquired 10/15/2012, Cost $1,788,857) *	1,600,000	1,792,000
Deutsche Telekom International Finance BV:
2.250%, 03/06/2017 (Acquired 03/24/2015, Cost $1,402,346) * f	1,400,000	1,401,987
6.750%, 08/20/2018 f	2,850,000	3,073,260
6.000%, 07/08/2019 f	1,700,000	1,859,441
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019 (Acquired 05/17/2016 through 10/07/2016, Cost $11,006,541) *	10,900,000	11,126,785
Ecolab, Inc.:
1.450%, 12/08/2017	4,000,000	3,996,052
3.250%, 01/14/2023	5,000,000	5,091,320
Energy Transfer Partners LP,
9.700%, 03/15/2019	2,457,000	2,820,103
Enterprise Products Operating LLC,
2.550%, 10/15/2019	3,000,000	3,030,615
EQT Midstream Partners LP,
4.125%, 12/01/2026	5,000,000	4,873,735
ERAC USA Finance LLC:
2.350%, 10/15/2019 (Acquired 06/30/2014 through 10/26/2016, Cost $6,669,203) *	6,650,000	6,644,095
2.600%, 12/01/2021 (Acquired 05/23/2016, Cost $4,818,341) *	4,825,000	4,748,350
Express Scripts Holding Co.,
3.000%, 07/15/2023	5,655,000	5,474,114
Federal Express Corp. 1998 Pass Through Trust,
Class 981B, 6.845%, 01/15/2019	1,405,874	1,456,064
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	4,400,000	4,456,025
3.875%, 06/05/2024	3,900,000	3,979,014
3.000%, 08/15/2026	2,000,000	1,877,862
Fiserv, Inc.:
4.750%, 06/15/2021	1,728,000	1,859,559
3.500%, 10/01/2022	2,900,000	2,953,369
FMC Corp.,
4.100%, 02/01/2024	2,000,000	2,007,856
Ford Motor Credit Co. LLC:
1.724%, 12/06/2017	3,300,000	3,297,505
5.750%, 02/01/2021	2,000,000	2,193,162
3.336%, 03/18/2021	1,800,000	1,812,490
Freeport-McMoRan, Inc.:
6.750%, 02/01/2022 (Acquired 06/18/2014 through 09/22/2014, Cost $1,703,837) *	1,649,000	1,694,347
3.550%, 03/01/2022	2,000,000	1,860,000
3.875%, 03/15/2023	1,100,000	1,009,250
General Electric Co.:
6.000%, 08/07/2019	774,000	855,165
5.500%, 01/08/2020	731,000	800,954
5.550%, 05/04/2020	816,000	901,459
General Motors Financial Co., Inc.:
2.350%, 10/04/2019	5,500,000	5,435,364
4.375%, 09/25/2021	5,325,000	5,523,697
Georgia-Pacific LLC,
5.400%, 11/01/2020 (Acquired 06/09/2016, Cost $7,548,029) *	6,797,000	7,472,479
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013 through 10/29/2013, Cost $4,350,557) *	4,400,000	4,390,320
4.125%, 05/30/2023 (Acquired 04/03/2014, Cost $1,462,690) *	1,500,000	1,509,510
4.625%, 04/29/2024 (Acquired 10/08/2014, Cost $1,023,744) *	1,000,000	1,022,500
Grupo Bimbo SAB de CV,
3.875%, 06/27/2024 (Acquired 06/24/2014, Cost $2,987,700) * f	3,000,000	2,984,571
GTE Corp.,
8.750%, 11/01/2021	2,150,000	2,619,855
Historic TW, Inc.,
6.875%, 06/15/2018	392,000	419,253
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 10/16/2009 through 04/16/2014, Cost $5,804,943) * f	5,400,000	6,041,882
Hutchison Whampoa International (14) Ltd.,
1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $1,995,400) * f	2,000,000	1,995,350
Hyundai Capital America:
2.500%, 03/18/2019 (Acquired 03/14/2016, Cost $1,299,103) *	1,300,000	1,303,476
2.000%, 07/01/2019 (Acquired 06/07/2016, Cost $2,498,225) *	2,500,000	2,480,668
1.750%, 09/27/2019 (Acquired 09/22/2016, Cost $2,996,340) *	3,000,000	2,952,513
Hyundai Capital Services, Inc.,
3.500%, 09/13/2017 (Acquired 08/04/2014 through 09/30/2014, Cost $6,221,403) * f	6,150,000	6,212,029
Ingersoll-Rand Co.,
6.391%, 11/15/2027 f	1,195,000	1,414,040
Ingersoll-Rand Global Holding Co. Ltd.,
2.875%, 01/15/2019	5,000,000	5,089,525
Ingredion, Inc.:
1.800%, 09/25/2017	1,275,000	1,276,613
3.200%, 10/01/2026	3,100,000	3,033,973
Johnson Controls International PLC,
4.250%, 03/01/2021 f	2,000,000	2,112,160
Kinder Morgan, Inc./DE:
5.625%, 11/15/2023 (Acquired 12/15/2016, Cost $1,086,076) *	1,000,000	1,097,611
7.800%, 08/01/2031	5,000,000	6,181,485
Kraft Heinz Foods Co.,
3.500%, 06/06/2022	2,000,000	2,033,942
Laboratory Corp. of America Holdings,
4.625%, 11/15/2020	468,000	501,726
LyondellBasell Industries NV,
6.000%, 11/15/2021 f	1,100,000	1,247,476
Martin Marietta Materials, Inc.,
6.600%, 04/15/2018	75,000	79,192
Mead Johnson Nutrition Co.,
3.000%, 11/15/2020	5,400,000	5,467,651
Merey Sweeny LP,
8.850%, 12/18/2019 (Acquired 06/11/2013, Cost $1,031,992) *	946,513	1,042,710
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019 (Acquired 09/30/2014, Cost $1,076,678) *	1,000,000	1,050,000
Nabors Industries, Inc.,
6.150%, 02/15/2018	875,000	907,812
Noble Energy, Inc.:
8.250%, 03/01/2019	1,000,000	1,123,305
4.150%, 12/15/2021	450,000	468,309
ONEOK Partners LP,
3.375%, 10/01/2022	6,100,000	6,125,461
Pentair Finance SA:
2.900%, 09/15/2018 f	5,675,000	5,740,586
3.625%, 09/15/2020 f	5,500,000	5,595,980
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 09/19/2014, Cost $6,911,552) * f	6,880,000	6,963,406
Phillips 66 Partners LP,
3.605%, 02/15/2025	2,000,000	1,958,742
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,225,000	1,300,499
POSCO,
5.250%, 04/14/2021 (Acquired 04/08/2011 through 09/22/2011, Cost $2,977,304) * f	3,000,000	3,267,552
R.R. Donnelley & Sons Co.,
7.625%, 06/15/2020	1,000,000	1,040,000
Rio Tinto Finance (USA) Ltd.,
9.000%, 05/01/2019 f	2,975,000	3,430,336
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $999,110) *	1,000,000	1,052,500
Rockwell Automation, Inc.,
2.875%, 03/01/2025	3,000,000	2,938,704
Roper Technologies, Inc.,
3.800%, 12/15/2026	1,450,000	1,461,177
Samarco Mineracao SA,
5.375%, 09/26/2024 (Acquired 09/23/2014, Cost $1,670,511) * f	1,675,000	904,500
Schlumberger Holdings Corp.,
2.350%, 12/21/2018 (Acquired 12/10/2015, Cost $4,499,460) *	4,500,000	4,537,120
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $1,994,680) * f	2,000,000	1,997,556
Solvay Finance America LLC,
3.400%, 12/03/2020 (Acquired 01/08/2016, Cost $3,996,160) *	4,000,000	4,069,972
Sunoco, Inc.,
5.750%, 01/15/2017	1,275,000	1,276,423
Sysco Corp.:
2.600%, 10/01/2020	7,600,000	7,665,633
2.500%, 07/15/2021	2,000,000	1,978,656
2.600%, 06/12/2022	150,000	147,677
TC PipeLines LP,
4.375%, 03/13/2025	4,500,000	4,536,365
Telefonica Emisiones SAU:
6.221%, 07/03/2017 f	1,000,000	1,022,442
3.192%, 04/27/2018 f	1,000,000	1,014,381
Telstra Corp. Ltd.,
3.125%, 04/07/2025 (Acquired 03/30/2015, Cost $5,640,395) * f	5,650,000	5,581,132
Texas Eastern Transmission LP,
6.000%, 09/15/2017 (Acquired 11/07/2013 through 11/14/2014, Cost $2,130,948) *	2,073,000	2,134,228
The Dow Chemical Co.,
8.550%, 05/15/2019	8,800,000	10,085,513
The Mosaic Co.,
4.250%, 11/15/2023	8,606,000	8,677,783
Time Warner Cable LLC:
5.850%, 05/01/2017	1,000,000	1,014,191
6.750%, 07/01/2018	2,000,000	2,135,240
Time Warner, Inc.:
4.700%, 01/15/2021	1,325,000	1,416,262
4.750%, 03/29/2021	2,000,000	2,142,602
3.600%, 07/15/2025	4,000,000	3,977,600
TransCanada PipeLines Ltd.:
1.875%, 01/12/2018 f	3,000,000	3,004,710
9.875%, 01/01/2021 f	200,000	251,846
4.875%, 01/15/2026 f	3,000,000	3,333,432
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $3,297,789) * f	3,300,000	3,287,381
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	1,245,000	1,291,376
Vale Overseas Ltd.,
4.375%, 01/11/2022 f	2,500,000	2,456,250
Valero Energy Corp.:
9.375%, 03/15/2019	5,898,000	6,792,137
3.400%, 09/15/2026	4,500,000	4,311,063
Verizon Communications, Inc.:
5.150%, 09/15/2023	6,100,000	6,745,032
4.150%, 03/15/2024	2,000,000	2,089,964
Vodafone Group PLC,
1.250%, 09/26/2017 f	6,925,000	6,912,154
Vulcan Materials Co.,
7.000%, 06/15/2018	2,000,000	2,135,000
Wabtec Corp./DE,
4.375%, 08/15/2023	3,125,000	3,264,547
3.450%, 11/15/2026 (Acquired 10/31/2016, Cost $4,998,250) *	5,000,000	4,806,310
Walgreen Co.,
5.250%, 01/15/2019	605,000	640,295
Waste Management, Inc.:
2.400%, 05/15/2023	7,000,000	6,787,522
3.125%, 03/01/2025	1,975,000	1,977,550
Wesfarmers Ltd.,
1.874%, 03/20/2018 (Acquired 03/13/2013, Cost $3,900,000) * f	3,900,000	3,895,496
WestRock MWV LLC,
7.375%, 09/01/2019	2,033,000	2,293,984
Williams Partners LP:
5.250%, 03/15/2020	1,000,000	1,068,419
4.125%, 11/15/2020	1,625,000	1,689,436
4.300%, 03/04/2024	2,500,000	2,524,528
Xylem, Inc./NY,
3.250%, 11/01/2026	5,000,000	4,855,255
Zoetis, Inc.:
3.250%, 02/01/2023	7,150,000	7,134,370
4.500%, 11/13/2025	2,000,000	2,120,296
		479,947,869	20.8%
Utilities
FORTIS, Inc.,
2.100%, 10/04/2021 (Acquired 09/29/2016, Cost $4,987,250) * f	5,000,000	4,832,575
National Rural Utilities Cooperative Finance Corp.:
10.375%, 11/01/2018	3,694,000	4,260,021
2.000%, 01/27/2020	3,000,000	2,978,322
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,491,865
PSEG Power LLC,
5.125%, 04/15/2020	220,000	235,646
Public Service Co. of New Mexico,
7.950%, 05/15/2018	3,220,000	3,476,158
RGS I&M Funding Corp.,
Class F*, 9.820%, 06/07/2022	411,732	417,609
Southern Power Co.,
1.850%, 12/01/2017	2,050,000	2,055,418
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $3,774,008) * f	3,800,000	3,980,530
		24,728,144	1.1%
Financials
ABN AMRO Bank NV:
4.250%, 02/02/2017 (Acquired 11/22/2013, Cost $4,510,182) * f	4,500,000	4,509,711
2.500%, 10/30/2018 (Acquired 10/23/2013 through 04/17/2014, Cost $1,199,649) * f	1,200,000	1,209,456
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $2,644,170) * f	2,650,000	2,635,308
Aetna, Inc.,
2.800%, 06/15/2023	4,000,000	3,940,036
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $2,996,190) * f	3,000,000	2,895,483
Ally Financial, Inc.,
8.000%, 12/31/2018	96,000	104,760
American International Group, Inc.,
4.875%, 06/01/2022	6,000,000	6,556,650
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	723,135
ANZ New Zealand (Int'l) Ltd./London:
2.600%, 09/23/2019 (Acquired 09/16/2014 through 03/19/2015, Cost $4,152,188) * f	4,140,000	4,174,983
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $3,996,680) * f	4,000,000	4,027,632
2.125%, 07/28/2021 (Acquired 07/21/2016, Cost $899,190) * f	900,000	875,648
Australia & New Zealand Banking Group Ltd./New York NY,
3.700%, 11/16/2025 f	1,000,000	1,038,177
Bank of America Corp.:
5.700%, 05/02/2017	1,100,000	1,114,990
6.875%, 04/25/2018	1,000,000	1,062,910
2.625%, 10/19/2020	5,000,000	5,002,855
3.300%, 01/11/2023	3,350,000	3,361,189
4.000%, 04/01/2024	2,750,000	2,836,182
BanPonce Trust I,
Class A, 8.327%, 02/01/2027	2,500,000	2,364,942
Barclays PLC:
2.000%, 03/16/2018 f	2,600,000	2,594,595
3.250%, 01/12/2021 f	2,000,000	2,001,948
BB&T Corp.,
6.850%, 04/30/2019	2,322,000	2,573,507
BNZ International Funding Ltd./London:
2.350%, 03/04/2019 (Acquired 09/03/2014, Cost $2,789,836) * f	2,800,000	2,809,996
2.100%, 09/14/2021 (Acquired 09/06/2016, Cost $9,990,600) * f	10,000,000	9,710,050
BPCE SA:
5.700%, 10/22/2023 (Acquired 11/10/2014, Cost $3,697,797) * f	3,500,000	3,679,491
4.000%, 04/15/2024 f	3,500,000	3,633,045
Caisse Centrale Desjardins,
1.552%, 01/29/2018 (Acquired 01/26/2015, Cost $8,000,000) ∞ * f	8,000,000	7,991,848
Capital One Bank (USA) NA,
2.250%, 02/13/2019	3,500,000	3,515,627
Capital One NA/Mclean VA,
1.561%, 02/05/2018 ∞	2,000,000	2,003,950
Citigroup, Inc.:
1.550%, 08/14/2017	700,000	700,489
1.700%, 04/27/2018	1,500,000	1,496,694
2.050%, 12/07/2018	5,700,000	5,699,362
3.750%, 06/16/2024	500,000	509,229
Citizens Bank NA/Providence RI:
2.450%, 12/04/2019	8,000,000	8,026,904
2.550%, 05/13/2021	2,000,000	1,987,722
CNA Financial Corp.:
7.350%, 11/15/2019	2,395,000	2,716,225
5.750%, 08/15/2021	1,385,000	1,547,179
4.500%, 03/01/2026	5,000,000	5,228,700
Comerica Bank:
5.200%, 08/22/2017	5,695,000	5,822,921
2.500%, 06/02/2020	3,375,000	3,373,761
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 10/03/2014, Cost $4,492,369) * f	4,335,000	4,657,125
Commonwealth Bank of Australia/New York NY,
1.750%, 11/02/2018 f	4,500,000	4,488,858
Compass Bank:
2.750%, 09/29/2019	8,000,000	7,956,456
3.875%, 04/10/2025	3,700,000	3,521,072
Cooperatieve Rabobank UA/NY,
2.500%, 01/19/2021 f	8,175,000	8,173,692
Credit Agricole SA/London,
2.750%, 06/10/2020 (Acquired 06/03/2015, Cost $2,994,570) * f	3,000,000	3,007,050
Credit Suisse AG/New York NY,
5.300%, 08/13/2019 f	3,220,000	3,474,486
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023 f	8,700,000	8,690,413
Deutsche Bank AG:
2.950%, 08/20/2020 f	3,000,000	2,953,257
3.125%, 01/13/2021 f	2,175,000	2,138,458
3.375%, 05/12/2021 f	5,000,000	4,949,440
4.250%, 10/14/2021 (Acquired 10/07/2016, Cost $1,999,380) * f	2,000,000	2,007,712
Discover Bank/Greenwood DE,
2.600%, 11/13/2018	2,500,000	2,521,680
First National Bank of Chicago Pass Through Trust,
Series 93-A, Class 93-A, 8.080%, 01/05/2018	100,002	101,218
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	1,618,000	1,824,944
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 f	6,730,000	6,726,790
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,500,000	1,237,500
Great-West Life & Annuity Insurance Capital LP II,
3.449%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $1,792,736) ∞ *	1,800,000	1,539,000
Guardian Life Global Funding,
2.000%, 04/26/2021 (Acquired 04/19/2016, Cost $3,994,720) *	4,000,000	3,901,136
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $2,010,731) *	2,000,000	2,030,446
HSBC Finance Corp.,
6.676%, 01/15/2021	4,709,000	5,293,109
HSBC Holdings PLC,
3.600%, 05/25/2023 f	2,500,000	2,514,495
HSBC USA, Inc.,
2.350%, 03/05/2020	3,500,000	3,472,630
Humana, Inc.,
7.200%, 06/15/2018	2,000,000	2,149,866
Huntington Bancshares Inc./OH:
3.150%, 03/14/2021	1,500,000	1,521,148
2.300%, 01/14/2022	1,000,000	969,885
ING Bank NV:
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $2,461,635) * f	2,475,000	2,490,939
5.000%, 06/09/2021 (Acquired 06/12/2013, Cost $2,114,452) * f	2,000,000	2,188,542
5.800%, 09/25/2023 (Acquired 10/15/2015 through 09/21/2016, Cost $4,199,131) * f	3,865,000	4,246,819
Invesco Finance PLC,
3.125%, 11/30/2022 f	4,500,000	4,533,188
iStar, Inc.,
5.850%, 03/15/2017	75,000	75,338
Jefferies Group LLC,
6.875%, 04/15/2021	2,000,000	2,275,268
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 04/10/2013 through 04/11/2013, Cost $2,816,323) *	2,325,000	2,747,671
JPMorgan Chase & Co.:
2.250%, 01/23/2020	7,875,000	7,856,462
2.295%, 08/15/2021	2,500,000	2,453,685
4.500%, 01/24/2022	3,000,000	3,235,293
2.112%, 10/24/2023 ∞	5,000,000	5,099,845
Kemper Corp.,
6.000%, 05/15/2017	600,000	608,872
KeyBank NA/Cleveland OH:
1.451%, 06/01/2018 ∞	8,000,000	8,009,968
3.400%, 05/20/2026	2,200,000	2,136,356
Korea Housing Finance Corp.,
1.625%, 09/15/2018 (Acquired 02/26/2013 through 08/28/2014, Cost $1,042,714) * f	1,050,000	1,043,213
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 02/07/2013, Cost $4,010,370) * f	4,000,000	4,028,688
2.500%, 05/16/2018 (Acquired 05/29/2013 through 10/20/2014, Cost $5,011,201) * f	5,000,000	5,007,270
Liberty Mutual Group, Inc.,
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $1,987,300) *	2,000,000	2,093,950
Lloyds Bank PLC:
2.050%, 01/22/2019 f	3,000,000	2,997,126
5.800%, 01/13/2020 (Acquired 02/09/2010 through 03/16/2012, Cost $2,902,495) * f	2,900,000	3,162,392
M&I Marshall & Ilsley Bank,
5.000%, 01/17/2017	1,000,000	1,001,057
Macquarie Bank Ltd,
6.625%, 04/07/2021 (Acquired 10/05/2016, Cost $2,631,746) * f	2,284,000	2,567,616
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $2,498,475) * f	2,500,000	2,499,840
2.400%, 01/21/2020 (Acquired 01/14/2015, Cost $997,800) * f	1,000,000	990,980
Manulife Financial Corp.,
4.900%, 09/17/2020 f	2,375,000	2,547,765
Marsh & McLennan Companies, Inc.,
2.550%, 10/15/2018	1,000,000	1,009,402
MassMutual Global Funding II,
2.000%, 04/05/2017 (Acquired 03/29/2012, Cost $3,783,470) *	3,800,000	3,809,401
MBIA Insurance Corp.,
12.140%, 01/15/2033 (Acquired 01/11/2008, Cost $500,000) ∞ *	500,000	230,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 01/03/2013, Cost $1,299,337) *	1,300,000	1,305,659
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 09/13/2021 f	3,000,000	2,917,386
Mizuho Bank Ltd.,
2.150%, 10/20/2018 (Acquired 10/13/2015, Cost $4,497,390) * f	4,500,000	4,504,253
Morgan Stanley:
6.625%, 04/01/2018	1,700,000	1,797,798
7.300%, 05/13/2019	2,700,000	3,008,551
2.375%, 07/23/2019	1,000,000	1,002,849
2.282%, 10/24/2023 ∞	7,000,000	7,077,777
3.125%, 07/27/2026	4,525,000	4,323,076
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	230,046
MUFG Union Bank NA,
2.125%, 06/16/2017	1,800,000	1,805,823
Nationwide Building Society,
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $2,999,010) * f	3,000,000	2,992,860
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 10/07/2013, Cost $868,229) *	828,000	904,376
Nomura Holdings, Inc.,
6.700%, 03/04/2020 f	1,000,000	1,117,645
NYSE Holdings LLC,
2.000%, 10/05/2017	800,000	804,253
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015, Cost $6,000,000) *	6,000,000	5,854,278
PNC Bank NA,
2.950%, 01/30/2023	4,000,000	3,942,180
Principal Life Global Funding II:
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $1,997,360) *	2,000,000	1,985,026
3.000%, 04/18/2026 (Acquired 04/11/2016, Cost $6,981,380) *	7,000,000	6,804,448
Protective Life Corp.,
7.375%, 10/15/2019	2,050,000	2,321,883
Protective Life Global Funding,
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $2,997,360) *	3,000,000	3,004,371
Prudential Financial, Inc.,
7.375%, 06/15/2019	850,000	956,851
Regions Bank/Birmingham AL,
7.500%, 05/15/2018	2,475,000	2,651,539
Reliance Standard Life Global Funding II,
3.050%, 01/20/2021 (Acquired 01/12/2016, Cost $4,994,250) *	5,000,000	5,039,805
Santander Bank NA,
8.750%, 05/30/2018	4,415,000	4,751,803
Santander Holdings USA, Inc.,
2.700%, 05/24/2019	2,000,000	1,998,478
Santander UK Group Holdings PLC,
3.125%, 01/08/2021 f	2,325,000	2,319,569
Santander UK PLC:
3.050%, 08/23/2018 f	1,175,000	1,193,550
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,017,324
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $8,486,910) * f	8,500,000	8,466,136
Societe Generale SA:
2.078%, 10/01/2018 ∞ f	2,000,000	2,017,048
2.625%, 10/01/2018 f	1,000,000	1,012,582
2.500%, 04/08/2021 (Acquired 04/04/2016, Cost $2,148,388) * f	2,150,000	2,129,889
5.200%, 04/15/2021 (Acquired 01/28/2013, Cost $1,337,429) * f	1,250,000	1,372,281
5.000%, 01/17/2024 (Acquired 01/14/2014 through 02/18/2014, Cost $3,127,444) * f	3,150,000	3,198,652
Standard Chartered PLC:
1.520%, 04/17/2018 (Acquired 04/13/2015, Cost $8,500,000) ∞ * f	8,500,000	8,467,411
2.100%, 08/19/2019 (Acquired 08/16/2016 through 11/17/2016, Cost $3,189,931) * f	3,200,000	3,163,434
Sumitomo Mitsui Banking Corp.:
2.500%, 07/19/2018 f	3,000,000	3,024,171
2.250%, 07/11/2019 f	2,000,000	1,997,672
Sumitomo Mitsui Financial Group, Inc.,
2.442%, 10/19/2021 f	6,200,000	6,099,343
SunTrust Bank/Atlanta GA:
5.450%, 12/01/2017	500,000	515,567
7.250%, 03/15/2018	1,506,000	1,597,499
3.300%, 05/15/2026	9,000,000	8,686,755
Svenska Handelsbanken AB:
2.500%, 01/25/2019 f	1,000,000	1,010,574
2.400%, 10/01/2020 f	5,000,000	4,989,405
Swedbank AB:
1.750%, 03/12/2018 (Acquired 03/05/2013, Cost $3,236,382) * f	3,250,000	3,248,924
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $2,595,606) * f	2,600,000	2,611,429
2.650%, 03/10/2021 (Acquired 03/03/2016, Cost $3,795,592) * f	3,800,000	3,798,963
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	5,139,085
4.250%, 08/15/2024	4,800,000	4,886,150
The Bank of Nova Scotia,
4.500%, 12/16/2025 f	7,000,000	7,191,009
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.700%, 09/09/2018 (Acquired 09/03/2013, Cost $2,547,756) * f	2,550,000	2,575,885
2.150%, 09/14/2018 (Acquired 09/08/2015, Cost $999,710) * f	1,000,000	1,000,825
2.300%, 03/10/2019 (Acquired 03/04/2014 through 11/24/2015, Cost $1,123,462) * f	1,125,000	1,125,441
2.300%, 03/05/2020 (Acquired 02/25/2015, Cost $2,998,020) * f	3,000,000	2,966,700
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	1,450,000	1,502,122
7.250%, 02/01/2018	2,275,000	2,407,491
The Charles Schwab Corp.,
6.375%, 09/01/2017	325,000	335,853
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	4,025,000	4,233,958
2.900%, 07/19/2018	1,000,000	1,013,810
7.500%, 02/15/2019	865,000	958,922
2.550%, 10/23/2019	2,000,000	2,014,684
2.350%, 11/15/2021	2,825,000	2,744,657
3.500%, 01/23/2025	2,000,000	1,973,398
The Hartford Financial Services Group, Inc.,
5.125%, 04/15/2022	500,000	554,592
The Huntington National Bank,
2.875%, 08/20/2020	3,500,000	3,531,178
Trinity Acquisition PLC,
4.400%, 03/15/2026 f	1,125,000	1,138,786
UBS Group Funding Jersey Ltd,
2.950%, 09/24/2020 (Acquired 09/21/2015, Cost $6,214,355) * f	6,225,000	6,227,745
UnitedHealth Group, Inc.,
3.350%, 07/15/2022	1,575,000	1,622,732
Voya Financial, Inc.,
2.900%, 02/15/2018	1,525,000	1,543,889
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $7,474,275) *	7,500,000	7,627,515
Wells Fargo & Co.:
Class N, 2.150%, 01/30/2020	7,000,000	6,966,925
2.117%, 10/31/2023 ∞	5,000,000	5,061,715
Westpac Banking Corp.:
1.600%, 01/12/2018 f	1,250,000	1,249,024
4.875%, 11/19/2019 f	2,775,000	2,977,794
2.100%, 05/13/2021 f	5,000,000	4,888,775
Willis Towers Watson PLC,
5.750%, 03/15/2021 f	3,250,000	3,551,363
		532,879,317	23.1%
Total Corporate Bonds		1,037,555,330	45.0%
Taxable Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	5,000,000	5,043,250
Alaska Municipal Bond Bank Authority:
4.309%, 08/01/2018	1,000,000	1,041,210
4.459%, 08/01/2019	1,340,000	1,422,826
California Qualified School Bond Joint Powers Authority,
5.955%, 03/01/2019	3,375,000	3,612,566
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,666,375
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,172,100
City of Berwyn IL,
5.790%, 12/01/2022	5,095,000	5,472,285
City of Bristol VA,
3.668%, 10/01/2022 (Callable 10/01/2020)	7,500,000	7,526,925
Cook County School District No. 104 Summit,
6.125%, 12/01/2027 (Callable 12/01/2017)	1,535,000	1,583,214
County of Contra Costa CA,
5.140%, 06/01/2017	2,500,000	2,529,975
County of Cook IL,
5.240%, 11/15/2025 (Callable 11/15/2021)	2,345,000	2,523,783
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,219,586
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,128,620
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/30/2017)	760,000	746,715
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,630,000	1,633,260
New Jersey Economic Development Authority:
1.802%, 06/15/2017	785,000	787,747
1.802%, 06/15/2017	4,215,000	4,220,480
2.694%, 02/15/2019 <<<<	4,450,000	4,191,544
North Carolina Housing Finance Agency:
4.000%, 01/01/2030 (Callable 07/01/2021)	320,000	326,995
3.000%, 01/01/2033 (Callable 01/01/2025)	5,685,000	5,675,108
North East Independent School District/TX,
5.240%, 08/01/2027	2,100,000	2,425,332
Public Finance Authority,
2.625%, 11/01/2019 (Callable 05/01/2018)	3,000,000	2,979,420
South Dakota Housing Development Authority,
2.700%, 11/01/2036 (Callable 11/01/2025)	2,200,000	2,169,266
Winnebago & Boone Counties School District No. 205 Rockford:
3.800%, 12/01/2026 (Callable 12/01/2025)	2,200,000	2,219,866
3.950%, 12/01/2027 (Callable 12/01/2025)	1,700,000	1,677,492
		67,995,940	3.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-2, Class D, 8.800%, 01/25/2019	1,904	1,991
Series 1990-108, Class G, 7.000%, 09/25/2020	2,558	2,713
Series G-29, Class O, 8.500%, 09/25/2021	351	390
Series 1991-137, Class H, 7.000%, 10/25/2021	19,223	20,715
Series 1993-32, Class H, 6.000%, 03/25/2023	13,102	13,980
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	15,356	15,339
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	75,535	80,375
6.000%, 07/01/2028	6,145	7,043
Federal Home Loan Mortgage Corp. (FHLMC):
Series 74, Class F, 6.000%, 10/15/2020	700	727
Series 1395, Class G, 6.000%, 10/15/2022	6,272	6,738
Government National Mortgage Association (GNMA),
Series 1999-4, Class ZB, 6.000%, 02/20/2029	79,854	89,148
		239,159	0.0%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust,
Series 2005-4, Class A1, 0.996%, 12/25/2035 ∞	3,804,348	3,755,381
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	175,186	175,012
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 09/26/2007 through 01/28/2009, Cost $169,031) * §	170,259	164,888
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	303,797	294,055
Series 2004-8CB, Class A, 1.026%, 06/25/2034 ∞	4,947,192	4,887,096
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035 §	51,120	49,129
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027	6,825	7,184
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 1.096%, 11/25/2035 ∞	1,780,779	1,740,024
Series 2005-W5, Class A1, 0.991%, 01/25/2036 ∞	9,413,061	8,979,975
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	33,272	33,368
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	117,689	118,122
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	193,872	196,250
Series 2005-6, Class 7A1, 5.500%, 07/25/2020 §	8,826	8,498
Series 2006-2, Class 7A1, 6.000%, 03/25/2021 §	156,376	147,869
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §	350,837	290,843
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	3,493,124	3,613,162
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.515%, 07/25/2034 ∞	1,812,576	1,802,478
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 ∞	65,934	66,780
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028	3,921	3,608
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035 ∞	5,570	5,742
Series 2006-13, Class 1AF3, 4.577%, 01/25/2037 ∞ §	130,118	201,131
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%, 07/25/2035 ∞	339,673	346,836
Series 2006-9, Class 1AF3, 4.745%, 10/25/2046 ∞ §	865,643	776,136
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027 ∞	2,104	2,088
Series 1999-2, Class A7F, 7.030%, 08/15/2030	273,445	311,436
GSAMP Trust,
Series 2005-WMC2, Class A1B, 1.066%, 11/25/2035 ∞	2,420,407	2,365,761
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029 ∞	2,103	2,102
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	293,066	290,165
Series 2006-A1, Class 2A1, 2.972%, 03/25/2036 ∞	456,392	382,188
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 0.886%, 07/25/2036 ∞	3,117,578	3,023,074
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	135,295	135,722
Series 2004-3, Class 1A1, 5.000%, 03/25/2019	32,182	32,347
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	39,177	39,916
MortgageIT Trust,
Series 2005-3, Class A1, 1.056%, 08/25/2035 ∞	7,755,604	7,300,152
New Century Home Equity Loan Trust:
Series 2005-C, Class A1, 0.986%, 12/25/2035 ∞	3,789,841	3,719,765
Series 2005-C, Class A2C, 1.006%, 12/25/2035 ∞	2,101,730	2,082,455
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE2, Class A3, 0.926%, 03/25/2036 ∞	3,967,732	3,885,402
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027 ∞	2,326	2,366
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	13,318	13,311
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	27,917	28,199
Saxon Asset Securities Trust,
Series 2005-4, Class A1B, 1.136%, 11/25/2037 ∞	4,205,803	4,134,857
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.081%, 10/25/2035 (Acquired 03/13/2014, Cost $2,920,997) ∞ *	2,957,036	2,947,211
Soundview Home Loan Trust,
Series 2003-2, Class A2, 2.056%, 11/25/2033 ∞	2,401,463	2,376,582
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 1.426%, 10/25/2035 ∞	2,568,013	2,517,563
Series 2006-BC1, Class A2D, 1.056%, 12/25/2036 ∞	7,409,331	7,328,806
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 1.756%, 10/25/2034 ∞	4,858,001	4,822,005
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2004-22, Class A2, 5.033%, 01/25/2035 ∞	3,719,460	3,847,338
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.831%, 10/25/2043 ∞	5,832,109	5,860,007
Towd Point Mortgage Trust,
Series 2016-2, Class A1, 3.000%, 08/25/2055 (Acquired 05/20/2016, Cost $3,578,296) ∞ *	3,551,859	3,570,471
Towd Point Mortgage Trust 2015-5,
Series 2015-5, 2.750%, 05/25/2055 (Acquired 10/28/2016, Cost $4,102,055) ∞ *	4,047,944	4,057,760
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	191,302	193,271
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	250,621	254,111
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	128,102	131,828
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	108,441	110,295
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	76,622	78,360
Series 2004-AR3, Class A1, 2.800%, 06/25/2034 ∞	4,262,307	4,275,292
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	3,518,031	3,717,204
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class A33, 1.756%, 10/25/2034 ∞	3,423,470	3,353,341
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 3.010%, 06/25/2035 ∞	6,264,323	6,442,315
		111,298,633	4.8%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K705, Class A2, 2.303%, 09/25/2018 ∞	4,250,000	4,298,880
Series K708, Class A2, 2.130%, 01/25/2019	8,440,437	8,516,779
Series K003, Class A4, 5.053%, 01/25/2019	9,000,000	9,488,444
Series K004, Class A2, 4.186%, 08/25/2019	8,095,000	8,560,921
Series K005, Class A2, 4.317%, 11/25/2019	6,475,000	6,889,603
Series K006, Class A2, 4.251%, 01/25/2020	2,993,000	3,168,235
Series K713, Class A2, 2.313%, 03/25/2020	4,450,000	4,503,474
Series K720, Class A2, 2.716%, 06/25/2022	15,725,000	15,992,152
		61,418,488	2.7%
Non-U.S. Government Agency Issues
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	8,129,000	8,166,850
Series 2011-C5, Class A3, 4.171%, 08/15/2046	4,441,787	4,763,942
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	5,000,000	5,041,679
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,802,505
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	10,600,000	11,027,422
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,375,000	8,748,749
Series 2014-C21, Class A2, 2.917%, 08/15/2047	2,435,234	2,488,667
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,652,000	8,902,569
Series 2013-C12, Class ASB, 2.838%, 03/15/2048	8,750,000	8,907,776
		74,850,159	3.2%
Other Asset Backed Securities
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	1,300	1,316
Series 1998-2, Class A5, 6.240%, 12/01/2028 ∞	182,142	189,008
Series 1998-3, Class A5, 6.220%, 03/01/2030	313,005	331,427
Series 1998-4, Class A5, 6.180%, 04/01/2030	130,858	138,014
Series 1998-7, Class A1, 6.320%, 07/01/2030	2,682,767	2,829,615
Dell Equipment Finance Trust,
Series 2015-1, Class A2, 1.010%, 07/24/2017 (Acquired 04/15/2015, Cost $497,736) *	497,754	497,683
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	10,925,000	10,800,298
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025 (Acquired 10/07/2014 through 10/09/2014, Cost $10,893,304) *	10,859,000	10,951,692
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 10/07/2014, Cost $11,745,689) *	11,750,000	11,848,269
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019 (Acquired 01/22/2015, Cost $10,048,597) *	10,050,000	10,063,418
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	63,152	63,977
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 07/30/2015 through 02/03/2016, Cost $4,082,456) *	4,084,272	4,085,955
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 10/26/2015, Cost $3,361,837) *	3,360,346	3,361,581
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A, 2.220%, 01/15/2022	8,375,000	8,438,686
TCF Auto Receivables Owner Trust,
Series 2014-1A, Class A4, 1.560%, 01/15/2020 (Acquired 05/29/2015 through 06/12/2015, Cost $13,557,479) *	13,543,913	13,564,735
		77,165,674	3.3%
Total Long-Term Investments (Cost $2,276,361,334)		2,266,601,893	98.2%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	50,036,538	50,036,538
Total Short-Term Investment (Cost $50,036,538)		50,036,538	2.2%
Total Investments (Cost $2,326,397,872)		2,316,638,431	100.4%
Liabilities in Excess of Other Assets		(9,472,196)	(0.4)%
TOTAL NET ASSETS		$2,307,166,235	100.0%
Notes to Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $415,017,816, which represents 17.99% of total net assets.

f	Foreign Security
§	Security in Default
«	7-Day Yield
<<<<	Effective yield as of December 31, 2016.

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.375%, 08/31/2020	$146,500,000	$144,977,719
1.750%, 03/31/2022	423,730,000	418,085,916
2.500%, 05/15/2024	166,250,000	168,737,266
2.250%, 11/15/2025	81,800,000	80,751,978
5.250%, 11/15/2028	92,576,500	117,854,236
3.500%, 02/15/2039	371,355,900	406,112,584
2.875%, 05/15/2043	520,600,000	502,846,499
2.500%, 02/15/2045	15,450,000	13,761,964
		1,853,128,162	17.5%
Other Government Related Securities
CNOOC Finance (2015) Australia Pty Ltd.,
2.625%, 05/05/2020 f	14,500,000	14,441,681
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	2,014,644
Comision Federal de Electricidad,
4.875%, 01/15/2024 (Acquired 10/17/2013, Cost $2,662,655) * f	2,678,000	2,661,262
Corp Andina de Fomento,
4.375%, 06/15/2022 f	6,107,000	6,478,672
Export-Import Bank of Korea:
4.000%, 01/11/2017 f	1,400,000	1,400,560
2.250%, 01/21/2020 f	11,000,000	10,935,056
Industrial Bank of Korea,
2.000%, 04/23/2020 (Acquired 04/16/2015, Cost $6,972,210) * f	7,000,000	6,855,422
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	1,932,000	2,308,574
Korea Gas Corp.,
4.250%, 11/02/2020 (Acquired 10/26/2010, Cost $2,309,418) * f	2,321,000	2,462,128
Nexen Energy ULC:
6.400%, 05/15/2037 f	3,392,000	4,020,185
7.500%, 07/30/2039 f	4,175,000	5,678,584
Pemex Finance Ltd.,
Series 1999-2, 10.610%, 08/15/2017 f	502,125	517,584
Petroleos Mexicanos:
5.750%, 03/01/2018 f	2,499,000	2,584,591
8.000%, 05/03/2019 f	1,500,000	1,646,250
5.500%, 01/21/2021 f	5,600,000	5,761,000
4.875%, 01/24/2022 f	4,000,000	4,012,000
4.500%, 01/23/2026 f	2,500,000	2,277,500
6.625%, 06/15/2035 f	893,000	879,605
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,558,737
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $14,936,400) * f	15,000,000	14,900,565
3.250%, 04/28/2025 (Acquired 04/21/2015, Cost $9,902,200) * f	10,000,000	9,587,650
Sinopec Group Overseas Development [2016] Ltd.,
3.500%, 05/03/2026 (Acquired 04/25/2016 through 04/28/2016, Cost $13,365,147) * f	13,450,000	13,029,513
The Korea Development Bank:
1.507%, 01/23/2017 ∞ f	2,000,000	1,999,888
2.250%, 05/18/2020 f	2,000,000	1,977,780
		119,989,431	1.1%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
6.150%, 03/01/2037	2,570,000	3,007,579
6.750%, 01/09/2038	5,650,000	6,666,237
Abbott Laboratories:
4.750%, 11/30/2036	15,500,000	15,757,641
4.900%, 11/30/2046	4,700,000	4,823,774
AbbVie, Inc.:
2.500%, 05/14/2020	9,500,000	9,502,479
4.300%, 05/14/2036	6,000,000	5,717,460
Actavis Funding SCS,
3.850%, 06/15/2024 f	12,067,000	12,174,601
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	3,749,000	4,123,368
Agrium, Inc.,
3.375%, 03/15/2025 f	2,625,000	2,542,690
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	2,668,000	2,788,994
Amgen, Inc.,
4.400%, 05/01/2045	12,300,000	11,790,116
Anadarko Finance Co.,
Class B, 7.500%, 05/01/2031 f	7,170,000	9,124,879
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,432,000	2,763,888
Analog Devices, Inc.,
3.125%, 12/05/2023	10,000,000	9,999,180
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 04/02/2009, Cost $1,785,000) * f	1,785,000	2,039,362
Anheuser-Busch InBev Finance, Inc.:
2.650%, 02/01/2021	6,300,000	6,336,193
3.300%, 02/01/2023	7,400,000	7,531,217
3.650%, 02/01/2026	9,000,000	9,136,710
Anheuser-Busch InBev Worldwide, Inc.,
1.576%, 08/01/2018 ∞	10,000,000	10,061,410
Apple, Inc.,
2.400%, 05/03/2023	2,678,000	2,607,617
AT&T, Inc.:
3.400%, 05/15/2025	28,200,000	27,179,808
4.125%, 02/17/2026	7,650,000	7,746,130
4.800%, 06/15/2044	1,375,000	1,299,257
4.750%, 05/15/2046	5,000,000	4,737,095
5.650%, 02/15/2047	4,200,000	4,504,479
Baxalta, Inc.,
2.875%, 06/23/2020	5,000,000	4,998,750
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $9,954,200) *	10,000,000	10,017,710
Beam Suntory, Inc.,
1.875%, 05/15/2017	2,000,000	2,002,862
Becton Dickinson and Co.:
2.675%, 12/15/2019	4,007,000	4,065,546
3.250%, 11/12/2020	7,000,000	7,197,288
3.734%, 12/15/2024	4,000,000	4,090,488
Boston Scientific Corp.:
2.650%, 10/01/2018	10,000,000	10,109,670
2.850%, 05/15/2020	7,000,000	7,104,391
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	6,933,000	7,942,819
3.500%, 11/24/2020	12,235,000	12,453,089
3.250%, 08/15/2026	11,550,000	11,091,176
Bunge NA Finance LP,
5.900%, 04/01/2017	3,392,000	3,421,185
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,000,000	3,042,318
Canadian Natural Resources Ltd.:
5.700%, 05/15/2017 f	2,550,000	2,587,962
6.500%, 02/15/2037 f	982,000	1,123,660
Celgene Corp.:
3.550%, 08/15/2022	6,450,000	6,615,056
4.000%, 08/15/2023	2,477,000	2,582,661
CenturyLink, Inc.,
Class R, 5.150%, 06/15/2017	2,678,000	2,718,170
CF Industries, Inc.:
3.450%, 06/01/2023	21,000,000	18,879,000
5.150%, 03/15/2034	3,000,000	2,550,000
Charter Communications Operating LLC / Charter Communications Operating Capital:
4.464%, 07/23/2022	8,773,000	9,168,057
6.384%, 10/23/2035	5,800,000	6,622,626
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.636%, 05/01/2020 (Acquired 05/07/2015, Cost $25,000,000) ∞ *	25,000,000	24,758,050
Columbia Pipeline Group, Inc.:
2.450%, 06/01/2018	4,004,000	4,023,567
3.300%, 06/01/2020	14,575,000	14,847,436
4.500%, 06/01/2025	2,819,000	2,961,557
Comcast Corp.:
4.250%, 01/15/2033	5,712,000	5,944,279
3.200%, 07/15/2036	10,000,000	8,994,730
6.950%, 08/15/2037	1,953,000	2,663,720
ConAgra Foods, Inc.:
4.950%, 08/15/2020	332,000	353,094
9.750%, 03/01/2021	4,548,000	5,567,016
7.125%, 10/01/2026	2,070,000	2,503,781
ConocoPhillips Co.,
1.806%, 05/15/2022 ∞	8,425,000	8,338,475
Continental Airlines Pass Through Trust,
Series 1997-4, Class 974A, 6.900%, 01/02/2018	50,327	50,734
Cox Communications, Inc.:
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,991,350) *	5,000,000	4,903,750
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $8,996,760) *	9,000,000	8,383,284
8.375%, 03/01/2039 (Acquired 10/08/2014, Cost $2,843,349) *	2,000,000	2,494,178
Crane Co.,
2.750%, 12/15/2018	10,000,000	10,125,000
CVS Health Corp.,
3.500%, 07/20/2022	7,000,000	7,192,458
Daimler Finance North America LLC,
1.500%, 07/05/2019 (Acquired 11/22/2016, Cost $10,533,764) *	10,700,000	10,527,462
Danone SA,
2.589%, 11/02/2023 (Acquired 10/26/2016, Cost $19,600,000) * f	19,600,000	18,885,815
DCP Midstream LLC,
9.750%, 03/15/2019 (Acquired 02/29/2012 through 10/15/2012, Cost $5,634,868) *	5,065,000	5,672,800
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 ∞ f	1,661,000	2,441,861
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (Acquired 07/19/2016, Cost $9,155,438) *	8,947,000	9,133,152
4.420%, 06/15/2021 (Acquired 05/17/2016 through 08/22/2016, Cost $15,091,977) *	14,650,000	15,159,014
Dominion Gas Holdings LLC,
2.800%, 11/15/2020	7,275,000	7,341,203
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	4,742,750
Energy Transfer Partners LP:
9.700%, 03/15/2019	893,000	1,024,970
4.150%, 10/01/2020	10,000,000	10,355,410
4.050%, 03/15/2025	16,585,000	16,417,624
Ensco PLC,
5.200%, 03/15/2025 f	4,000,000	3,454,680
Enterprise Products Operating LLC,
3.700%, 02/15/2026	8,350,000	8,380,277
EQT Midstream Partners LP:
4.000%, 08/01/2024	3,000,000	2,958,708
4.125%, 12/01/2026	10,000,000	9,747,470
ERAC USA Finance LLC:
2.350%, 10/15/2019 (Acquired 10/26/2016, Cost $4,049,799) *	4,000,000	3,996,448
3.300%, 12/01/2026 (Acquired 05/23/2016, Cost $13,156,968) *	13,200,000	12,665,638
Express Scripts Holding Co.:
3.300%, 02/25/2021	2,350,000	2,394,102
4.750%, 11/15/2021	5,000,000	5,370,365
3.900%, 02/15/2022	10,000,000	10,401,390
3.000%, 07/15/2023	5,000,000	4,840,065
3.500%, 06/15/2024	9,000,000	8,893,863
Federal Express Corp. 1998 Pass Through Trust,
Class 981B, 6.845%, 01/15/2019	1,354,375	1,402,726
FedEx Corp.,
3.200%, 02/01/2025	6,000,000	5,988,318
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	10,000,000	10,352,680
3.500%, 04/15/2023	23,125,000	23,419,451
3.875%, 06/05/2024	2,150,000	2,193,559
4.500%, 08/15/2046	7,000,000	6,664,364
Fiserv, Inc.:
2.700%, 06/01/2020	10,000,000	10,048,290
4.625%, 10/01/2020	1,785,000	1,906,443
3.500%, 10/01/2022	5,410,000	5,509,560
FMC Corp.,
4.100%, 02/01/2024	6,400,000	6,425,139
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 f	5,000,000	4,767,000
4.375%, 05/10/2043 f	4,374,000	4,140,739
Ford Motor Credit Co. LLC:
2.145%, 01/09/2018	1,800,000	1,802,606
2.240%, 06/15/2018	6,250,000	6,258,469
2.375%, 03/12/2019	6,806,000	6,801,964
2.597%, 11/04/2019	10,000,000	9,985,150
3.200%, 01/15/2021	20,000,000	20,029,180
3.336%, 03/18/2021	7,500,000	7,552,043
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (Acquired 08/26/2014 through 04/24/2015, Cost $25,768,153) *	24,000,000	25,948,392
Fortive Corp.,
2.350%, 06/15/2021 (Acquired 06/06/2016, Cost $5,123,821) *	5,125,000	5,056,463
Freeport-McMoRan, Inc.:
6.500%, 11/15/2020 (Acquired 05/29/2014 through 10/24/2014, Cost $3,307,258) *	3,221,000	3,309,577
6.625%, 05/01/2021 (Acquired 10/24/2014, Cost $1,479,050) *	1,447,000	1,472,323
6.750%, 02/01/2022 (Acquired 06/18/2014 through 09/22/2014, Cost $2,737,168) *	2,649,000	2,721,848
General Electric Co.:
2.200%, 01/09/2020	1,432,000	1,436,660
5.550%, 05/04/2020	1,585,000	1,750,995
4.650%, 10/17/2021	1,534,000	1,682,706
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	9,000,000	8,976,159
2.350%, 10/04/2019	6,800,000	6,720,086
4.200%, 03/01/2021	30,000,000	30,952,410
4.375%, 09/25/2021	2,675,000	2,774,815
Georgia-Pacific LLC,
2.539%, 11/15/2019 (Acquired 11/03/2014 through 02/25/2016, Cost $19,112,532) *	19,125,000	19,292,631
Gilead Sciences, Inc.,
4.600%, 09/01/2035	4,600,000	4,771,074
Glencore Funding LLC:
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $4,440,774) *	4,463,000	4,453,181
4.125%, 05/30/2023 (Acquired 07/22/2013 through 04/20/2015, Cost $6,687,563) *	6,746,000	6,788,770
4.625%, 04/29/2024 (Acquired 04/22/2014 through 03/24/2016, Cost $11,504,875) *	12,620,000	12,903,950
4.000%, 04/16/2025 (Acquired 04/08/2015, Cost $4,411,285) *	4,450,000	4,361,000
Grupo Bimbo SAB de CV,
4.500%, 01/25/2022 (Acquired 03/29/2016 through 04/07/2016, Cost $13,851,368) * f	13,157,000	13,711,962
GTE Corp.,
8.750%, 11/01/2021	89,000	108,450
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,680,156
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (Acquired 09/24/2015, Cost $5,037,043) *	5,000,000	5,180,290
Halliburton Co.,
3.800%, 11/15/2025	9,000,000	9,143,073
Harris Corp.:
2.700%, 04/27/2020	4,000,000	3,995,600
3.832%, 04/27/2025	5,000,000	5,079,340
Hewlett Packard Enterprise Co.:
3.600%, 10/15/2020	10,000,000	10,181,900
4.400%, 10/15/2022	15,150,000	15,796,284
Historic TW, Inc.,
9.150%, 02/01/2023	5,535,000	7,098,350
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019 (Acquired 09/24/2009 through 09/04/2013, Cost $1,237,914) * f	1,232,000	1,349,771
HP, Inc.,
4.650%, 12/09/2021	6,645,000	7,092,846
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 10/22/2009 through 04/16/2014, Cost $8,816,014) * f	8,288,000	9,273,170
Hutchison Whampoa International (09/19) Ltd.,
5.750%, 09/11/2019 (Acquired 04/27/2015, Cost $9,992,336) * f	9,150,000	10,004,317
Hutchison Whampoa International (14) Ltd.,
3.625%, 10/31/2024 (Acquired 10/28/2014 through 07/22/2016, Cost $8,002,077) * f	7,850,000	7,842,864
Hyundai Capital America:
2.500%, 03/18/2019 (Acquired 10/25/2016, Cost $4,335,130) *	4,275,000	4,286,432
2.000%, 07/01/2019 (Acquired 06/07/2016, Cost $8,593,894) *	8,600,000	8,533,496
3.000%, 03/18/2021 (Acquired 12/02/2016, Cost $15,016,786) *	15,000,000	14,984,025
Hyundai Capital Services, Inc.:
3.500%, 09/13/2017 (Acquired 03/07/2012 through 08/21/2014, Cost $7,527,835) * f	7,458,000	7,533,221
2.625%, 09/29/2020 (Acquired 03/23/2015, Cost $5,142,172) * f	5,150,000	5,099,510
Ingersoll-Rand Luxembourg Finance SA,
2.625%, 05/01/2020 f	2,650,000	2,655,870
Johnson Controls International PLC:
6.000%, 01/15/2036 f	1,168,000	1,347,560
4.950%, 07/02/2064 f	2,400,000	2,238,144
Keysight Technologies, Inc.,
3.300%, 10/30/2019	8,500,000	8,631,376
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	893,000	1,005,564
4.300%, 05/01/2024	10,000,000	10,232,030
6.950%, 01/15/2038	2,008,000	2,329,218
6.500%, 09/01/2039	893,000	980,468
7.500%, 11/15/2040	4,017,000	4,803,344
Kinder Morgan, Inc./DE:
5.000%, 02/15/2021 (Acquired 05/26/2015, Cost $4,378,894) *	4,155,000	4,425,806
5.625%, 11/15/2023 (Acquired 06/14/2016, Cost $5,293,576) *	5,017,000	5,506,715
Kraft Heinz Foods Co.:
2.800%, 07/02/2020	4,000,000	4,038,008
3.000%, 06/01/2026	10,000,000	9,388,370
5.000%, 07/15/2035	14,740,000	15,463,719
Laboratory Corp. of America Holdings:
2.500%, 11/01/2018	12,345,000	12,453,796
3.200%, 02/01/2022	2,400,000	2,419,937
Lafarge SA,
7.125%, 07/15/2036 f	893,000	1,080,846
Lockheed Martin Corp.:
3.100%, 01/15/2023	5,000,000	5,054,665
4.700%, 05/15/2046	1,000,000	1,087,726
Magellan Midstream Partners LP,
3.200%, 03/15/2025	5,000,000	4,861,140
Marathon Petroleum Corp.:
3.400%, 12/15/2020	10,825,000	11,070,987
3.625%, 09/15/2024	1,600,000	1,580,158
4.750%, 09/15/2044	1,500,000	1,329,761
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	949,091
Medtronic, Inc.:
3.150%, 03/15/2022	3,975,000	4,071,282
4.375%, 03/15/2035	2,808,000	2,970,662
Microsoft Corp.:
4.450%, 11/03/2045	10,000,000	10,654,190
3.950%, 08/08/2056	12,000,000	11,333,784
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (Acquired 10/23/2015 through 03/15/2016, Cost $22,851,007) *	23,093,000	23,040,902
MPLX LP,
4.500%, 07/15/2023	21,505,000	21,840,822
Mylan NV:
3.150%, 06/15/2021 (Acquired 06/14/2016, Cost $5,008,572) * f	5,000,000	4,906,935
3.950%, 06/15/2026 (Acquired 05/31/2016 through 06/28/2016, Cost $28,877,092) * f	28,925,000	27,069,403
Nabors Industries, Inc.,
6.150%, 02/15/2018	982,000	1,018,825
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	1,360,000	1,945,171
Newell Brands, Inc.,
3.850%, 04/01/2023	15,000,000	15,559,605
Nissan Motor Acceptance Corp.,
1.500%, 03/02/2018 (Acquired 02/24/2015, Cost $5,897,404) *	5,900,000	5,883,775
Noble Energy, Inc.,
8.250%, 03/01/2019	2,684,000	3,014,951
Noble Holding International Ltd.,
5.250%, 03/16/2018 ∞ f	4,000,000	3,990,000
ONEOK Partners LP:
8.625%, 03/01/2019	7,627,000	8,603,401
3.375%, 10/01/2022	1,130,000	1,134,717
Oracle Corp.:
3.400%, 07/08/2024	3,000,000	3,056,718
2.950%, 05/15/2025	6,025,000	5,906,193
Pactiv LLC,
7.950%, 12/15/2025	286,000	303,160
Pentair Finance SA:
1.875%, 09/15/2017 f	7,620,000	7,631,369
3.625%, 09/15/2020 f	26,620,000	27,084,546
Pernod Ricard SA:
4.450%, 01/15/2022 (Acquired 12/01/2016, Cost $351,009) * f	331,000	351,183
4.250%, 07/15/2022 (Acquired 06/09/2016 through 09/08/2016, Cost $22,317,623) * f	20,527,000	21,478,570
Perrigo Co PLC,
4.000%, 11/15/2023 f	5,000,000	4,956,585
Perrigo Finance Unlimited Co.,
4.375%, 03/15/2026 f	4,875,000	4,879,977
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 12/03/2014, Cost $15,542,758) * f	15,546,000	15,734,464
Pfizer, Inc.,
5.800%, 08/12/2023	6,000,000	7,074,246
Phillips 66:
4.300%, 04/01/2022	10,000,000	10,737,170
5.875%, 05/01/2042	6,000,000	7,104,330
4.875%, 11/15/2044	21,130,000	22,314,653
Phillips 66 Partners LP,
3.550%, 10/01/2026	7,000,000	6,774,397
POSCO,
4.250%, 10/28/2020 (Acquired 12/18/2014, Cost $1,020,954) * f	975,000	1,020,153
Potash Corp of Saskatchewan, Inc.,
6.500%, 05/15/2019 f	5,000,000	5,461,505
QEP Resources, Inc.,
6.800%, 03/01/2020	893,000	928,720
Qualcomm, Inc.:
1.461%, 05/20/2020 ∞	7,450,000	7,451,937
2.250%, 05/20/2020	3,600,000	3,600,263
R.R. Donnelley & Sons Co.,
7.625%, 06/15/2020	893,000	928,720
Republic Services, Inc.:
5.500%, 09/15/2019	7,400,000	8,053,013
3.550%, 06/01/2022	3,000,000	3,116,403
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035 f	446,000	476,422
Rio Tinto Finance (USA) Ltd.,
9.000%, 05/01/2019 f	4,909,000	5,660,342
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $1,783,411) *	1,785,000	1,878,713
Samarco Mineracao SA,
5.750%, 10/24/2023 (Acquired 10/22/2013, Cost $4,474,929) * f §	4,463,000	2,410,020
Schlumberger Holdings Corp.,
2.350%, 12/21/2018 (Acquired 12/10/2015, Cost $9,998,800) *	10,000,000	10,082,490
Shell International Finance BV:
3.250%, 05/11/2025 f	5,725,000	5,720,306
4.125%, 05/11/2035 f	10,000,000	10,210,610
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 f	10,000,000	9,504,470
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007, Cost $1,322,945) * f	1,339,000	1,681,704
Solvay Finance America LLC:
3.400%, 12/03/2020 (Acquired 01/08/2016 through 02/23/2016, Cost $15,076,002) *	15,088,000	15,351,934
4.450%, 12/03/2025 (Acquired 05/03/2016 through 11/17/2016, Cost $26,377,271) *	25,329,000	26,282,004
Southern Natural Gas Company LLC,
5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $1,247,925) *	1,250,000	1,263,018
Spectra Energy Partners LP,
4.500%, 03/15/2045	7,000,000	6,655,957
Sprint Capital Corp.,
6.900%, 05/01/2019	2,499,000	2,645,816
Stryker Corp.,
2.625%, 03/15/2021	6,225,000	6,249,041
Sunoco Logistics Partners Operations LP,
3.900%, 07/15/2026	12,000,000	11,615,268
Sysco Corp.,
3.300%, 07/15/2026	11,550,000	11,334,373
TC PipeLines LP,
4.375%, 03/13/2025	16,500,000	16,633,337
Telecom Italia Capital SA:
7.175%, 06/18/2019 f	1,785,000	1,976,887
7.200%, 07/18/2036 f	5,475,000	5,396,927
Telefonica Emisiones SAU:
6.221%, 07/03/2017 f	4,530,000	4,631,662
5.462%, 02/16/2021 f	8,830,000	9,625,336
The Dow Chemical Co.,
8.550%, 05/15/2019	26,000,000	29,798,106
The JM Smucker Co.,
3.500%, 03/15/2025	5,000,000	5,041,700
The Mosaic Co.:
4.250%, 11/15/2023	5,000,000	5,041,705
5.450%, 11/15/2033	2,000,000	1,983,612
The Timken Co.,
3.875%, 09/01/2024	2,000,000	1,959,812
The Williams Companies, Inc.,
4.550%, 06/24/2024	5,000,000	4,962,500
Thermo Fisher Scientific, Inc.:
1.850%, 01/15/2018	4,925,000	4,932,048
2.150%, 12/14/2018	4,000,000	4,018,360
3.000%, 04/15/2023	7,975,000	7,838,364
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	1,010,922
6.750%, 06/15/2039	2,767,000	3,216,862
Time Warner, Inc.:
3.600%, 07/15/2025	2,200,000	2,187,680
3.875%, 01/15/2026	7,000,000	7,007,539
2.950%, 07/15/2026	6,250,000	5,822,013
3.800%, 02/15/2027	6,300,000	6,264,222
7.625%, 04/15/2031	5,207,000	7,061,707
7.700%, 05/01/2032	12,018,000	16,287,407
TransCanada PipeLines Ltd.,
4.875%, 01/15/2026 f	12,000,000	13,333,728
Transocean, Inc.,
6.500%, 11/15/2020 f	4,000,000	3,960,000
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 12/03/2013 through 04/29/2015, Cost $9,809,789) * f	9,865,000	9,827,276
TTX Co.:
3.600%, 01/15/2025 (Acquired 11/13/2014, Cost $4,999,250) *	5,000,000	4,991,180
3.900%, 02/01/2045 (Acquired 01/26/2015 through 04/29/2015, Cost $10,151,754) *	10,250,000	9,241,134
Tyco Electronics Group SA,
6.550%, 10/01/2017 f	6,248,000	6,480,738
Union Pacific Corp.,
3.375%, 02/01/2035	3,000,000	2,837,229
US Airways Pass Through Trust,
Series 1998-1, Class 981A, 6.850%, 01/30/2018	129,439	132,027
Vale Overseas Ltd.:
5.875%, 06/10/2021 f	11,075,000	11,601,063
6.250%, 08/10/2026 f	7,000,000	7,280,000
8.250%, 01/17/2034 f	8,526,000	9,399,915
6.875%, 11/21/2036 f	1,483,000	1,460,755
6.875%, 11/10/2039 f	2,893,000	2,813,442
Valero Energy Corp.:
9.375%, 03/15/2019	15,578,000	17,939,625
6.625%, 06/15/2037	2,100,000	2,457,764
Valero Energy Partners LP,
4.375%, 12/15/2026	10,000,000	10,089,610
Verizon Communications, Inc.:
4.150%, 03/15/2024	3,000,000	3,134,946
6.400%, 09/15/2033	34,140,000	41,190,388
4.272%, 01/15/2036	8,148,000	7,798,663
Viacom, Inc.,
2.500%, 09/01/2018	7,628,000	7,650,869
Vodafone Group PLC,
1.250%, 09/26/2017 f	10,000,000	9,981,450
Vulcan Materials Co.:
7.000%, 06/15/2018	1,785,000	1,905,488
7.500%, 06/15/2021	4,000,000	4,710,000
7.150%, 11/30/2037	446,000	532,970
Wabtec Corp./DE,
4.375%, 08/15/2023	2,678,000	2,797,586
3.450%, 11/15/2026 (Acquired 10/31/2016, Cost $13,170,389) *	13,175,000	12,664,627
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,502,815
3.100%, 06/01/2023	13,300,000	13,212,100
3.800%, 11/18/2024	5,934,000	6,039,477
Western Gas Partners LP,
5.375%, 06/01/2021	8,701,000	9,358,413
WestRock MWV LLC:
9.750%, 06/15/2020	143,000	172,225
8.200%, 01/15/2030	7,963,000	10,395,505
Williams Partners LP,
6.300%, 04/15/2040	2,767,000	2,953,471
Woodside Finance Ltd.,
3.650%, 03/05/2025 (Acquired 02/26/2015 through 04/14/2015, Cost $12,292,106) * f	12,300,000	12,015,673
Yara International ASA,
3.800%, 06/06/2026 (Acquired 06/01/2016 through 07/06/2016, Cost $14,103,211) * f	13,965,000	13,689,415
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,474,027
Zoetis, Inc.:
3.450%, 11/13/2020	5,145,000	5,280,627
3.250%, 02/01/2023	34,200,000	34,125,239
		2,092,926,257	19.8%
Utilities
Ameren Corp.,
2.700%, 11/15/2020	10,000,000	10,053,680
Arizona Public Service Co.,
8.750%, 03/01/2019	759,000	862,811
Beaver Valley II Funding Corp.,
9.000%, 06/01/2017	19,000	19,002
Berkshire Hathaway Energy Co.,
2.400%, 02/01/2020	5,000,000	5,013,615
Duke Energy Corp.,
2.650%, 09/01/2026	10,000,000	9,333,280
Edison International,
2.950%, 03/15/2023	5,000,000	4,941,225
ENEL Finance International NV:
5.125%, 10/07/2019 (Acquired 09/30/2009, Cost $2,199,280) * f	2,209,000	2,361,363
6.800%, 09/15/2037 (Acquired 09/13/2007, Cost $1,560,853) * f	1,565,000	1,902,569
Entergy Corp.,
2.950%, 09/01/2026	13,075,000	12,230,904
Exelon Corp.,
4.950%, 06/15/2035	3,500,000	3,713,178
Exelon Generation Co. LLC,
6.200%, 10/01/2017	1,964,000	2,029,955
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (Acquired 05/09/2011, Cost $4,858,830) * f	4,909,000	5,245,502
National Rural Utilities Cooperative Finance Corp.:
2.000%, 01/27/2020	2,000,000	1,985,548
8.000%, 03/01/2032	4,659,000	6,606,122
NextEra Energy Capital Holdings, Inc.,
Class D, 7.300%, 09/01/2067 ∞	2,455,000	2,452,545
PSEG Power LLC,
5.125%, 04/15/2020	3,575,000	3,829,254
RGS I&M Funding Corp.,
Class F*, 9.820%, 06/07/2022	713,509	723,694
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	10,000,000	9,898,270
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $1,772,791) * f	1,785,000	1,869,802
The Southern Co.,
4.250%, 07/01/2036	5,525,000	5,494,491
		90,566,810	0.9%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018 (Acquired 10/23/2013 through 01/13/2014, Cost $11,023,715) * f	11,033,000	11,119,940
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $8,980,200) * f	9,000,000	8,950,104
4.800%, 04/18/2026 (Acquired 04/11/2016, Cost $8,984,430) * f	9,000,000	9,177,111
Aetna, Inc.,
4.250%, 06/15/2036	4,575,000	4,587,101
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $5,992,380) * f	6,000,000	5,790,966
Ally Financial, Inc.,
8.000%, 12/31/2018	360,000	392,850
American International Group, Inc.:
6.400%, 12/15/2020	10,830,000	12,330,865
4.875%, 06/01/2022	17,698,000	19,339,932
4.125%, 02/15/2024	893,000	927,129
3.875%, 01/15/2035	4,875,000	4,579,253
8.175%, 05/15/2058 ∞	893,000	1,129,645
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	2,003,523
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	255,967
Anthem, Inc.,
5.100%, 01/15/2044	1,584,000	1,687,833
ANZ New Zealand (Int'l) Ltd./London:
1.750%, 03/29/2018 (Acquired 03/24/2015 through 06/15/2015, Cost $2,434,251) * f	2,435,000	2,430,975
2.850%, 08/06/2020 (Acquired 07/30/2015, Cost $15,337,260) * f	15,350,000	15,456,038
2.750%, 02/03/2021 (Acquired 01/27/2016, Cost $2,996,790) * f	3,000,000	3,002,847
Aon PLC:
4.000%, 11/27/2023 f	6,150,000	6,380,914
3.875%, 12/15/2025 f	9,126,000	9,301,995
Australia & New Zealand Banking Group Ltd./New York NY,
3.700%, 11/16/2025 f	6,500,000	6,748,150
Australia and New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (Acquired 03/12/2014 through 02/23/2016, Cost $15,997,705) * f	16,000,000	16,383,312
BAC Capital Trust VI,
5.625%, 03/08/2035 ^	357,000	376,733
Bank of America Corp.:
6.400%, 08/28/2017	893,000	920,384
6.875%, 04/25/2018	3,162,000	3,360,921
2.625%, 10/19/2020	5,000,000	5,002,855
3.300%, 01/11/2023	7,000,000	7,023,380
4.125%, 01/22/2024	15,000,000	15,588,765
3.500%, 04/19/2026	9,000,000	8,880,048
3.248%, 10/21/2027	6,000,000	5,728,200
7.750%, 05/14/2038	1,138,000	1,566,803
Bank of Montreal,
1.800%, 07/31/2018 f	3,600,000	3,602,261
BanPonce Trust I,
Class A, 8.327%, 02/01/2027	1,941,000	1,836,141
Barclays Bank PLC,
6.050%, 12/04/2017 (Acquired 05/27/2015, Cost $10,351,892) * f	10,000,000	10,330,870
Barclays PLC:
2.875%, 06/08/2020 f	5,000,000	4,957,765
3.250%, 01/12/2021 f	12,175,000	12,186,859
3.650%, 03/16/2025 f	8,100,000	7,831,258
BB&T Corp.,
2.625%, 06/29/2020	5,000,000	5,039,170
Berkshire Hathaway, Inc.,
2.750%, 03/15/2023	14,675,000	14,619,910
BNP Paribas SA:
2.375%, 05/21/2020 f	10,000,000	9,950,580
3.250%, 03/03/2023 f	3,570,000	3,602,566
BNZ International Funding Ltd./London:
2.350%, 03/04/2019 (Acquired 09/03/2014 through 04/17/2015, Cost $7,324,860) * f	7,300,000	7,326,061
2.750%, 03/02/2021 (Acquired 02/23/2016, Cost $13,990,200) * f	14,000,000	14,025,298
BPCE SA:
2.500%, 07/15/2019 f	7,925,000	7,966,329
5.700%, 10/22/2023 (Acquired 10/15/2013 through 11/30/2016, Cost $22,215,043) * f	21,395,000	22,492,200
4.000%, 04/15/2024 f	2,500,000	2,595,032
5.150%, 07/21/2024 (Acquired 05/10/2016 through 08/16/2016, Cost $16,744,680) * f	16,185,000	16,453,768
Caisse Centrale Desjardins:
1.550%, 09/12/2017 (Acquired 07/07/2015, Cost $4,002,337) * f	4,000,000	4,001,716
1.552%, 01/29/2018 (Acquired 01/26/2015, Cost $19,000,000) ∞ * f	19,000,000	18,980,639
Capital One Bank (USA) NA,
3.375%, 02/15/2023	22,650,000	22,437,362
Capital One NA/Mclean VA:
1.561%, 02/05/2018 ∞	3,625,000	3,632,159
2.400%, 09/05/2019	12,000,000	12,026,688
1.850%, 09/13/2019	5,000,000	4,943,165
Chubb INA Holdings, Inc.,
2.875%, 11/03/2022	8,750,000	8,821,592
Citigroup, Inc.:
1.700%, 04/27/2018	13,000,000	12,971,348
2.050%, 12/07/2018	11,000,000	10,998,768
2.350%, 08/02/2021	9,000,000	8,803,791
2.361%, 09/01/2023 ∞	7,000,000	7,139,181
3.750%, 06/16/2024	1,000,000	1,018,459
3.700%, 01/12/2026	4,500,000	4,476,834
Citizens Bank NA/Providence RI:
2.300%, 12/03/2018	4,000,000	4,020,496
2.500%, 03/14/2019	7,800,000	7,860,091
2.450%, 12/04/2019	19,300,000	19,364,906
CNA Financial Corp.:
5.750%, 08/15/2021	7,199,000	8,041,981
7.250%, 11/15/2023	4,000,000	4,728,532
4.500%, 03/01/2026	14,000,000	14,640,360
Comerica Bank:
2.500%, 06/02/2020	29,000,000	28,989,357
4.000%, 07/27/2025	10,000,000	10,011,450
Commonwealth Bank of Australia/New York NY,
2.050%, 03/15/2019 f	10,275,000	10,263,153
Compass Bank:
2.750%, 09/29/2019	31,216,000	31,046,091
3.875%, 04/10/2025	14,713,000	14,001,494
Cooperatieve Rabobank UA,
3.750%, 07/21/2026 f	12,000,000	11,762,976
Credit Agricole SA,
6.637%, 05/31/2017 (Acquired 05/23/2007, Cost $893,000) ∞ * f	893,000	838,884
Credit Suisse AG/New York NY:
1.700%, 04/27/2018 f	6,000,000	5,986,776
5.300%, 08/13/2019 f	1,406,000	1,517,121
5.400%, 01/14/2020 f	5,000,000	5,360,695
3.000%, 10/29/2021 f	7,000,000	7,066,885
3.625%, 09/09/2024 f	4,325,000	4,353,895
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 09/15/2022 f	3,000,000	3,026,604
3.800%, 06/09/2023 f	4,550,000	4,544,986
4.550%, 04/17/2026 f	2,000,000	2,077,150
Credit Suisse USA, Inc.,
7.125%, 07/15/2032	5,063,000	6,689,949
Deutsche Bank AG:
2.950%, 08/20/2020 f	4,500,000	4,429,886
3.125%, 01/13/2021 f	10,800,000	10,618,549
4.250%, 10/14/2021 (Acquired 10/07/2016, Cost $17,994,420) * f	18,000,000	18,069,408
Deutsche Bank AG/London:
1.512%, 02/13/2017 ∞ f	9,000,000	8,997,858
3.700%, 05/30/2024 f	10,000,000	9,724,310
Discover Bank/Greenwood DE:
2.600%, 11/13/2018	4,875,000	4,917,276
4.200%, 08/08/2023	20,000,000	20,836,620
3.450%, 07/27/2026	12,000,000	11,587,332
Discover Financial Services,
3.950%, 11/06/2024	5,000,000	4,955,305
Fifth Third Bancorp,
2.875%, 07/27/2020	6,000,000	6,066,000
First Horizon National Corp.,
3.500%, 12/15/2020	29,078,000	29,342,842
First Tennessee Bank NA,
2.950%, 12/01/2019	5,612,000	5,625,918
FMR LLC,
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $1,747,795) *	1,750,000	1,812,459
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 f	12,638,000	12,631,972
Genworth Holdings, Inc.,
4.900%, 08/15/2023	1,339,000	1,104,675
Goldman Sachs Capital I,
6.345%, 02/15/2034	1,053,000	1,251,960
Great-West Life & Annuity Insurance Capital LP II,
3.449%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $2,482,656) ∞ *	2,499,000	2,136,645
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 05/03/2011 through 07/30/2014, Cost $4,376,303) *	4,378,000	4,444,646
HSBC Bank PLC,
1.546%, 05/15/2018 (Acquired 12/17/2014, Cost $4,959,505) ∞ * f	4,950,000	4,951,673
HSBC Bank USA NA,
7.000%, 01/15/2039	4,200,000	5,549,750
HSBC Finance Corp.,
6.676%, 01/15/2021	15,925,000	17,900,353
HSBC Holdings PLC:
2.650%, 01/05/2022 f	4,000,000	3,905,044
3.600%, 05/25/2023 f	2,275,000	2,288,190
4.375%, 11/23/2026 f	10,000,000	10,074,240
HSBC USA, Inc.:
2.350%, 03/05/2020	3,000,000	2,976,540
5.000%, 09/27/2020	3,716,000	3,947,782
9.125%, 05/15/2021	625,000	768,567
Humana, Inc.,
7.200%, 06/15/2018	1,870,000	2,010,125
Huntington Bancshares Inc./OH:
3.150%, 03/14/2021	7,600,000	7,707,153
2.300%, 01/14/2022	26,450,000	25,653,458
ING Bank NV:
3.750%, 03/07/2017 (Acquired 03/28/2012, Cost $1,903,783) * f	1,919,000	1,927,116
2.050%, 08/17/2018 (Acquired 08/10/2015, Cost $7,270,562) * f	7,275,000	7,281,009
2.000%, 11/26/2018 (Acquired 11/17/2015, Cost $5,984,160) * f	6,000,000	5,997,606
2.500%, 10/01/2019 (Acquired 09/23/2014, Cost $3,481,100) * f	3,500,000	3,522,540
2.450%, 03/16/2020 (Acquired 03/10/2015 through 04/29/2015, Cost $9,209,983) * f	9,225,000	9,223,081
5.800%, 09/25/2023 (Acquired 01/14/2014 through 04/29/2016, Cost $11,328,363) * f	10,450,000	11,482,345
Invesco Finance PLC:
3.125%, 11/30/2022 f	5,902,000	5,945,527
3.750%, 01/15/2026 f	4,900,000	4,965,577
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	4,061,353
6.250%, 01/15/2036	1,390,000	1,417,604
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 08/26/2010, Cost $6,583,866) *	6,069,000	7,172,308
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,675,000	3,666,349
4.250%, 10/15/2020	886,000	937,597
2.550%, 03/01/2021	7,000,000	6,977,999
2.295%, 08/15/2021	18,000,000	17,666,532
2.112%, 10/24/2023 ∞	15,000,000	15,299,535
3.125%, 01/23/2025	14,000,000	13,685,770
5.600%, 07/15/2041	4,106,000	4,909,951
JPMorgan Chase Bank NA,
6.000%, 10/01/2017	500,000	515,992
KEB Hana Bank,
1.750%, 10/18/2019 (Acquired 10/11/2016, Cost $19,935,600) * f	20,000,000	19,774,820
KeyBank NA/Cleveland OH:
1.451%, 06/01/2018 ∞	10,600,000	10,613,207
2.250%, 03/16/2020	5,000,000	4,979,015
3.400%, 05/20/2026	12,250,000	11,895,620
Kookmin Bank:
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $3,988,720) * f	4,000,000	3,994,468
1.625%, 08/01/2019 (Acquired 07/25/2016, Cost $6,979,840) * f	7,000,000	6,894,930
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 12/03/2013 through 04/29/2015, Cost $955,709) * f	950,000	956,813
2.500%, 05/16/2018 (Acquired 09/24/2013 through 04/27/2015, Cost $11,690,148) * f	11,658,000	11,674,951
2.875%, 01/22/2019 (Acquired 10/14/2015, Cost $10,993,180) * f	11,000,000	10,996,524
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $2,660,995) *	2,678,000	2,803,799
10.750%, 06/15/2058 (Acquired 05/21/2008, Cost $2,182,029) ∞ *	2,231,000	3,346,500
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $297,832) *	465,000	570,757
Lincoln National Corp.:
8.750%, 07/01/2019	1,601,000	1,842,082
6.050%, 04/20/2067 ∞	1,004,000	773,080
Lloyds Bank PLC:
1.750%, 05/14/2018 f	7,775,000	7,764,644
5.800%, 01/13/2020 (Acquired 02/10/2010, Cost $1,412,255) * f	1,428,000	1,557,205
2.400%, 03/17/2020 f	20,000,000	19,947,580
Macquarie Bank Ltd.:
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $4,996,950) * f	5,000,000	4,999,680
2.400%, 01/21/2020 (Acquired 01/14/2015 through 11/22/2016, Cost $11,969,750) * f	12,000,000	11,891,760
Macquarie Group Ltd.:
3.000%, 12/03/2018 (Acquired 11/25/2013, Cost $8,490,900) * f	8,525,000	8,651,903
7.625%, 08/13/2019 (Acquired 02/12/2014 through 05/18/2015, Cost $4,405,192) * f	3,944,000	4,423,520
Manufacturers & Traders Trust Co.,
2.100%, 02/06/2020	10,850,000	10,819,631
Manulife Financial Corp.:
4.150%, 03/04/2026 f	10,000,000	10,440,130
5.375%, 03/04/2046 f	5,150,000	5,875,285
Marsh & McLennan Companies, Inc.,
2.300%, 04/01/2017	2,231,000	2,230,288
Massachusetts Mutual Life Insurance Co.:
8.875%, 06/01/2039 (Acquired 05/27/2009 through 10/31/2016, Cost $40,486,801) *	27,017,000	40,556,813
4.500%, 04/15/2065 (Acquired 04/08/2015, Cost $2,945,520) *	3,000,000	2,751,609
MBIA Insurance Corp.,
12.140%, 01/15/2033 (Acquired 01/11/2008, Cost $714,000) ∞ * §	714,000	328,440
MetLife, Inc.:
7.717%, 02/15/2019	982,000	1,098,507
6.500%, 12/15/2032	466,000	585,255
4.875%, 11/13/2043	3,375,000	3,653,978
4.050%, 03/01/2045	10,000,000	9,589,490
4.600%, 05/13/2046	2,375,000	2,500,241
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 04/27/2015, Cost $2,038,336) *	2,004,000	2,012,723
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021 f	15,200,000	15,301,460
2.190%, 09/13/2021 f	12,400,000	12,058,529
Mizuho Bank Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013 through 04/29/2015, Cost $3,345,077) * f	3,349,000	3,343,166
1.800%, 03/26/2018 (Acquired 06/16/2016, Cost $24,344,927) * f	24,275,000	24,239,558
2.450%, 04/16/2019 (Acquired 04/09/2014, Cost $2,096,262) * f	2,100,000	2,108,902
Mizuho Financial Group, Inc.,
2.632%, 04/12/2021 (Acquired 04/05/2016, Cost $13,000,000) * f	13,000,000	12,863,994
Morgan Stanley:
7.300%, 05/13/2019	15,110,000	16,836,741
2.375%, 07/23/2019	1,000,000	1,002,849
5.625%, 09/23/2019	1,941,000	2,103,966
2.650%, 01/27/2020	4,200,000	4,219,782
2.800%, 06/16/2020	5,000,000	5,040,920
2.500%, 04/21/2021	8,000,000	7,913,024
2.282%, 10/24/2023 ∞	8,000,000	8,088,888
Class F, 3.875%, 04/29/2024	1,650,000	1,692,190
3.700%, 10/23/2024	4,000,000	4,047,648
MUFG Americas Holdings Corp.,
2.250%, 02/10/2020	5,000,000	4,946,735
National Australia Bank Ltd./New York,
2.500%, 07/12/2026 f	20,875,000	19,384,108
Nationwide Building Society,
2.450%, 07/27/2021 (Acquired 07/20/2016 through 08/01/2016, Cost $38,476,783) * f	38,500,000	37,988,258
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 02/05/2015 through 05/08/2015, Cost $18,518,492) *	16,905,000	18,464,334
Navient Corp.,
5.625%, 08/01/2033	446,000	367,950
New York Life Global Funding,
2.350%, 07/14/2026 (Acquired 07/11/2016, Cost $7,895,102) *	7,900,000	7,362,413
New York Life Insurance Co.,
6.750%, 11/15/2039 (Acquired 05/04/2016, Cost $3,957,337) *	3,000,000	3,945,915
Nomura Holdings, Inc.:
2.750%, 03/19/2019 f	1,625,000	1,640,379
6.700%, 03/04/2020 f	1,667,000	1,863,114
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015 through 04/24/2015, Cost $8,112,753) *	8,000,000	7,805,704
PNC Bank NA,
4.200%, 11/01/2025	2,678,000	2,829,647
Pricoa Global Funding I,
2.550%, 11/24/2020 (Acquired 11/17/2015, Cost $14,000,000) *	14,000,000	14,002,772
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,882,290
3.125%, 05/15/2023	4,667,000	4,641,523
3.400%, 05/15/2025	16,000,000	15,897,728
4.300%, 11/15/2046	2,325,000	2,277,970
Principal Life Global Funding II:
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $3,994,720) *	4,000,000	3,970,052
3.000%, 04/18/2026 (Acquired 04/11/2016, Cost $13,364,356) *	13,400,000	13,025,658
Protective Life Corp.:
7.375%, 10/15/2019	7,096,000	8,037,114
8.450%, 10/15/2039	1,400,000	1,854,635
Protective Life Global Funding,
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $7,992,960) *	8,000,000	8,011,656
Prudential Financial, Inc.,
6.625%, 12/01/2037	5,000,000	6,356,230
Raymond James Financial, Inc.,
8.600%, 08/15/2019	5,000,000	5,736,140
RBC USA Holdco Corp.,
5.250%, 09/15/2020	2,025,000	2,227,055
Regions Bank/Birmingham AL:
7.500%, 05/15/2018	8,518,000	9,125,580
2.250%, 09/14/2018	5,000,000	5,016,410
Regions Financial Corp.,
3.200%, 02/08/2021	25,000,000	25,353,750
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (Acquired 04/14/2015, Cost $6,995,547) *	6,940,000	6,897,902
2.375%, 05/04/2020 (Acquired 04/27/2015 through 11/08/2016, Cost $29,990,080) *	30,000,000	29,661,930
Santander Bank NA,
8.750%, 05/30/2018	9,442,000	10,162,292
Santander Holdings USA, Inc.:
2.700%, 05/24/2019	5,000,000	4,996,195
2.650%, 04/17/2020	2,000,000	1,982,262
Santander Issuances SAU,
5.179%, 11/19/2025 f	4,000,000	4,037,612
Santander UK Group Holdings PLC:
2.875%, 10/16/2020 f	4,866,000	4,822,162
3.125%, 01/08/2021 f	2,600,000	2,593,927
2.875%, 08/05/2021 f	6,000,000	5,867,130
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013 through 12/02/2014, Cost $10,232,333) * f	9,880,000	10,051,161
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018 (Acquired 11/13/2013 through 05/07/2015, Cost $6,846,539) * f	6,835,000	6,879,311
2.375%, 03/25/2019 (Acquired 03/18/2014 through 04/29/2015, Cost $1,726,264) * f	1,725,000	1,729,428
2.450%, 05/27/2020 (Acquired 05/19/2015, Cost $14,976,900) * f	15,000,000	14,940,240
Societe Generale SA:
2.078%, 10/01/2018 ∞ f	6,000,000	6,051,144
2.500%, 04/08/2021 (Acquired 04/04/2016, Cost $10,217,332) * f	10,225,000	10,129,355
4.250%, 04/14/2025 (Acquired 04/08/2015, Cost $4,092,109) * f	4,157,000	4,032,702
4.750%, 11/24/2025 (Acquired 11/17/2015, Cost $11,954,640) * f	12,000,000	12,071,256
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,428,322) * f	4,463,000	4,404,441
Springleaf Finance Corp.,
6.900%, 12/15/2017	400,000	417,120
Standard Chartered PLC:
1.520%, 04/17/2018 (Acquired 04/13/2015, Cost $3,000,000) ∞ * f	3,000,000	2,988,498
1.700%, 04/17/2018 (Acquired 04/13/2015 through 04/24/2015, Cost $11,588,924) * f	11,600,000	11,516,480
2.100%, 08/19/2019 (Acquired 11/17/2016, Cost $13,898,403) * f	14,000,000	13,840,022
3.050%, 01/15/2021 (Acquired 01/12/2016, Cost $4,490,910) * f	4,500,000	4,494,591
5.700%, 03/26/2044 (Acquired 03/21/2014, Cost $5,988,000) * f	6,000,000	5,992,458
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 f	20,500,000	20,415,191
3.950%, 07/19/2023 f	1,850,000	1,929,728
Sumitomo Mitsui Financial Group, Inc.:
2.934%, 03/09/2021 f	5,950,000	5,981,148
2.442%, 10/19/2021 f	15,775,000	15,518,893
SunTrust Bank/Atlanta GA:
7.250%, 03/15/2018	1,874,000	1,987,857
3.300%, 05/15/2026	3,925,000	3,788,390
SunTrust Banks, Inc.:
2.900%, 03/03/2021	14,150,000	14,349,869
2.700%, 01/27/2022	12,800,000	12,805,440
Svenska Handelsbanken AB,
2.400%, 10/01/2020 f	5,200,000	5,188,981
Swedbank AB:
2.375%, 02/27/2019 (Acquired 02/20/2014, Cost $7,287,663) * f	7,300,000	7,332,091
2.200%, 03/04/2020 (Acquired 02/25/2015 through 04/29/2015, Cost $6,464,444) * f	6,468,000	6,415,092
Synchrony Financial:
3.000%, 08/15/2019	2,000,000	2,025,918
3.750%, 08/15/2021	10,225,000	10,509,429
4.250%, 08/15/2024	26,864,000	27,346,155
4.500%, 07/23/2025	5,140,000	5,279,633
TD Ameritrade Holding Corp.:
5.600%, 12/01/2019	2,945,000	3,235,315
2.950%, 04/01/2022	4,625,000	4,682,577
3.625%, 04/01/2025	7,000,000	7,106,407
The Bank of Nova Scotia:
1.700%, 06/11/2018 f	15,000,000	15,005,145
4.500%, 12/16/2025 f	5,500,000	5,650,078
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023 (Acquired 09/03/2013 through 03/26/2014, Cost $2,932,813) * f	2,911,000	3,065,187
3.750%, 03/10/2024 (Acquired 03/04/2014 through 04/29/2015, Cost $2,803,398) * f	2,800,000	2,897,138
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	5,547,000	5,870,046
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	5,634,000	5,926,489
7.500%, 02/15/2019	1,964,000	2,177,253
2.550%, 10/23/2019	2,700,000	2,719,824
2.350%, 11/15/2021	6,175,000	5,999,383
2.537%, 11/29/2023 ∞	5,000,000	5,155,035
3.850%, 07/08/2024	3,000,000	3,062,373
3.500%, 01/23/2025	3,000,000	2,960,097
3.750%, 05/22/2025	5,000,000	5,013,005
2.640%, 10/28/2027 ∞	10,000,000	10,193,950
The Guardian Life Insurance Co. of America:
7.375%, 09/30/2039 (Acquired 05/04/2016 through 10/12/2016, Cost $12,346,148) *	9,425,000	12,565,646
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $1,993,300) *	2,000,000	1,964,606
The Hartford Financial Services Group, Inc.:
5.125%, 04/15/2022	1,538,000	1,705,927
8.125%, 06/15/2038 ∞	1,964,000	2,103,444
The Huntington National Bank:
2.000%, 06/30/2018	9,000,000	9,003,888
2.200%, 11/06/2018	4,825,000	4,838,655
Torchmark Corp.,
3.800%, 09/15/2022	12,475,000	12,748,801
Trinity Acquisition PLC,
4.400%, 03/15/2026 f	24,000,000	24,294,096
UBS AG/Stamford CT:
1.697%, 03/26/2018 ∞ f	8,250,000	8,277,440
5.750%, 04/25/2018 f	2,678,000	2,812,773
1.781%, 06/01/2020 ∞ f	4,710,000	4,713,537
UBS Group Funding Jersey Ltd.,
2.650%, 02/01/2022 (Acquired 08/19/2016 through 11/07/2016, Cost $14,135,790) * f	14,150,000	13,752,314
Voya Financial, Inc.:
5.500%, 07/15/2022	23,802,000	26,288,881
3.650%, 06/15/2026	5,800,000	5,671,095
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019 (Acquired 04/06/2016 through 07/01/2016, Cost $6,047,755) *	5,985,000	6,053,510
3.250%, 10/05/2020 (Acquired 09/28/2015, Cost $7,972,560) *	8,000,000	8,136,016
Wells Fargo & Co.:
Class N, 2.150%, 01/30/2020	2,750,000	2,737,006
2.500%, 03/04/2021	5,000,000	4,962,950
2.117%, 10/31/2023 ∞	5,000,000	5,061,715
3.000%, 02/19/2025	5,000,000	4,803,195
3.000%, 04/22/2026	8,000,000	7,633,856
3.900%, 05/01/2045	15,000,000	14,227,605
Wells Fargo Bank NA,
6.000%, 11/15/2017	3,789,000	3,932,194
Westpac Banking Corp.:
1.600%, 01/12/2018 f	7,229,000	7,223,354
4.322%, 11/23/2031 ∞ f	8,350,000	8,376,595
Willis North America, Inc.,
7.000%, 09/29/2019	5,463,000	6,078,079
Willis Towers Watson PLC,
5.750%, 03/15/2021 f	13,879,000	15,165,958
		2,269,586,325	21.4%
Total Corporate Bonds		4,453,079,392	42.1%
Taxable Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,031,921
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	15,000,000	14,727,750
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,747,052
California School Finance Authority,
5.041%, 07/01/2020	2,230,000	2,391,541
City of Berwyn IL,
5.790%, 12/01/2022	10,000,000	10,740,500
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,265,000	7,590,617
County of Contra Costa CA,
5.140%, 06/01/2017	5,335,000	5,398,967
County of Cuyahoga OH,
9.125%, 10/01/2023	895,000	878,917
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,391,207
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	4,440,000	4,630,787
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/30/2017)	4,005,000	3,934,993
Kentucky Housing Corp.,
3.500%, 01/01/2040 (Callable 07/01/2025)	6,500,000	6,581,770
Louisiana Housing Corp.,
2.100%, 12/01/2038 (Callable 09/01/2024)	6,652,208	6,286,935
Maryland Community Development Administration Housing Revenue,
3.160%, 09/01/2041 (Callable 09/01/2025)	21,100,000	20,982,895
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	865,000	869,368
3.750%, 07/01/2034 (Callable 07/01/2023)	1,840,000	1,869,146
4.000%, 07/01/2036 (Callable 07/01/2025)	9,310,000	9,594,141
New Jersey Economic Development Authority:
3.375%, 06/15/2017	9,000,000	9,090,450
2.421%, 06/15/2018	7,000,000	6,995,240
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	3,545,000	3,501,538
North Texas Tollway Authority,
8.910%, 02/01/2030 (Callable 02/01/2020)	9,735,000	11,386,835
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	5,675,000	6,928,608
State of California,
7.950%, 03/01/2036 (Callable 03/01/2020)	10,125,000	11,799,067
State Public School Building Authority,
5.000%, 09/15/2027	4,458,000	4,530,175
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,449,951
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,161,474
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,645,184
		174,137,029	1.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-37, Class G, 8.000%, 07/25/2019	36,022	37,920
Series 1989-94, Class G, 7.500%, 12/25/2019	16,008	16,828
Series 1990-58, Class J, 7.000%, 05/25/2020	1,570	1,682
Series 1990-76, Class G, 7.000%, 07/25/2020	15,533	16,345
Series 1990-105, Class J, 6.500%, 09/25/2020	10,367	10,864
Series 1990-108, Class G, 7.000%, 09/25/2020	2,950	3,128
Series 1991-1, Class G, 7.000%, 01/25/2021	3,683	3,894
Series 1991-86, Class Z, 6.500%, 07/25/2021	9,549	10,096
Series 1993-58, Class H, 5.500%, 04/25/2023	107,049	114,154
Series 1998-66, Class C, 6.000%, 12/25/2028	72,115	78,783
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	29,051	29,017
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	53,691	55,929
3.500%, 11/01/2025	4,391,989	4,585,212
2.500%, 04/01/2028	4,055,738	4,066,674
6.500%, 06/01/2029	195,669	221,004
3.000%, 04/01/2031	10,976,407	11,281,432
3.500%, 05/01/2032	11,869,033	12,309,400
3.500%, 07/01/2032	35,963,003	37,295,470
5.000%, 08/01/2033	7,771,793	8,572,338
5.000%, 09/01/2035	16,186,928	17,723,173
5.500%, 01/01/2036	308,508	345,217
5.000%, 03/01/2036	7,193,849	7,857,828
6.000%, 12/01/2036	253,664	289,250
5.500%, 05/01/2038	929,029	1,032,786
5.500%, 01/01/2039	17,468,168	19,674,150
4.500%, 11/01/2039	5,987,674	6,442,097
4.500%, 11/01/2039	7,278,348	7,834,093
5.000%, 03/01/2040	1,584,303	1,726,451
4.500%, 08/01/2040	1,300,340	1,400,054
4.500%, 09/01/2040	5,091,817	5,482,506
4.000%, 01/01/2041	22,386,760	23,630,907
4.500%, 03/01/2041	3,551,282	3,818,613
3.500%, 10/01/2041	13,373,671	13,775,311
4.000%, 03/01/2042	10,329,747	10,907,067
3.500%, 06/01/2042	6,805,085	7,008,961
3.500%, 07/01/2042	17,995,856	18,533,669
3.000%, 08/01/2042	22,767,732	22,758,455
3.000%, 10/01/2042	8,633,525	8,630,007
3.000%, 11/01/2042	49,944,539	49,924,190
3.000%, 01/01/2043	39,486,097	39,470,017
3.000%, 01/01/2043	18,180,520	18,112,279
3.000%, 02/01/2043	4,737,903	4,735,972
3.000%, 04/01/2043	7,838,715	7,835,521
3.000%, 04/01/2043	13,632,121	13,626,566
3.000%, 04/01/2043	11,933,799	11,928,936
3.500%, 05/01/2043	18,382,218	18,835,231
3.000%, 06/01/2043	24,503,956	24,463,626
3.000%, 08/01/2043	7,597,544	7,578,755
3.500%, 11/01/2043	13,788,744	14,203,511
3.500%, 01/01/2044	15,556,402	16,018,314
4.000%, 03/01/2044	9,512,154	9,992,125
3.500%, 05/01/2044	57,164,823	58,852,299
4.000%, 07/01/2044	8,188,985	8,602,830
3.500%, 10/01/2044	15,244,009	15,628,401
4.000%, 10/01/2044	17,605,273	18,594,189
3.500%, 06/01/2045	3,586,671	3,688,183
3.000%, 10/01/2045	55,006,641	54,961,493
3.500%, 01/01/2046	49,644,652	50,987,430
4.000%, 04/01/2046	17,533,728	18,523,987
Federal Home Loan Mortgage Corp. (FHLMC):
Series 206, Class E, 0.321%, 07/15/2019 <<<<	1,455	1,443
Series 141, Class D, 5.000%, 05/15/2021	8,599	8,819
Series 1074, Class I, 6.750%, 05/15/2021	6,748	7,048
Series 1081, Class K, 7.000%, 05/15/2021	52,409	56,218
Series 163, Class F, 6.000%, 07/15/2021 ∞	8,324	8,798
Series 188, Class H, 7.000%, 09/15/2021	21,178	22,349
Series 1286, Class A, 6.000%, 05/15/2022	6,503	6,852
Federal National Mortgage Association (FNMA):
4.500%, 01/01/2020	14,957,671	15,372,665
5.000%, 11/01/2021	956,911	985,268
3.000%, 04/01/2027	11,340,518	11,662,852
3.500%, 07/01/2027	58,793,007	61,418,015
2.500%, 12/01/2027	14,400,244	14,444,359
2.500%, 05/01/2028	18,705,742	18,763,253
5.000%, 05/01/2028	292,370	318,321
4.500%, 08/01/2029	2,244,744	2,414,331
4.500%, 09/01/2029	2,637,460	2,836,716
2.500%, 05/01/2030	20,927,585	20,988,234
3.000%, 12/01/2030	19,907,176	20,462,043
3.000%, 12/01/2030	32,267,640	33,167,770
3.500%, 01/01/2032	17,532,413	18,095,207
6.000%, 03/01/2033	67,165	77,168
3.500%, 10/01/2033	33,314,296	34,660,531
4.500%, 10/01/2033	26,368,739	28,455,486
5.000%, 10/01/2033	28,731,066	31,466,508
5.000%, 11/01/2033	77,806	85,225
4.000%, 01/01/2034	11,054,196	11,734,689
5.500%, 04/01/2034	9,540,660	10,696,679
4.000%, 06/01/2034	14,555,998	15,449,183
4.000%, 09/01/2034	17,457,263	18,529,858
5.500%, 09/01/2034	254,687	285,650
6.000%, 11/01/2034	67,976	77,788
5.500%, 02/01/2035	877,751	984,294
5.000%, 07/01/2035	7,353,160	8,068,455
5.000%, 10/01/2035	3,814,072	4,164,291
5.000%, 02/01/2036	5,364,437	5,858,426
5.500%, 11/01/2036	366,077	409,376
5.500%, 04/01/2037	2,130,318	2,388,821
4.000%, 04/01/2039	18,969,978	20,136,829
5.000%, 06/01/2039	17,282,004	18,907,667
4.500%, 11/01/2039	344,488	370,965
4.000%, 08/01/2040	2,406,504	2,537,357
3.500%, 12/01/2040	13,732,054	14,160,664
4.000%, 12/01/2040	13,421,849	14,162,956
3.500%, 02/01/2041	21,255,761	21,919,025
4.000%, 02/01/2041	19,098,815	20,169,239
3.500%, 03/01/2041	31,054,138	32,022,962
4.500%, 05/01/2041	12,676,498	13,674,754
4.000%, 06/01/2041	26,907,521	28,393,117
4.500%, 07/01/2041	13,820,483	14,864,601
5.000%, 07/01/2041	19,719,679	21,645,472
4.000%, 09/01/2041	3,813,767	4,009,959
4.000%, 10/01/2041	9,491,926	9,999,269
3.500%, 11/01/2041	12,917,583	13,320,420
3.500%, 12/01/2041	28,895,227	29,795,823
4.000%, 12/01/2041	13,429,708	14,150,452
4.000%, 01/01/2042	17,870,914	18,823,430
4.500%, 01/01/2042	18,444,855	19,892,486
3.000%, 05/01/2042	6,922,120	6,920,149
3.500%, 08/01/2042	12,190,556	12,570,343
4.000%, 08/01/2042	25,134,670	26,548,127
3.000%, 03/01/2043	8,721,690	8,719,208
3.000%, 03/01/2043	48,093,973	48,080,278
3.000%, 05/01/2043	27,884,764	27,876,806
3.000%, 06/01/2043	11,782,157	11,778,797
4.000%, 07/01/2043	45,411,396	47,964,233
3.000%, 08/01/2043	7,217,303	7,215,248
4.500%, 09/01/2043	20,211,751	21,780,506
3.500%, 10/01/2043	87,920,123	90,596,654
4.000%, 01/01/2045	14,728,333	15,534,966
3.500%, 02/01/2045	61,033,879	62,933,763
3.500%, 04/01/2045	45,351,636	46,625,955
4.000%, 10/01/2045	11,486,847	12,117,823
3.000%, 05/01/2046 ∞	20,261,069	20,161,090
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	62,494	72,555
5.000%, 07/20/2040	3,133,711	3,450,147
3.500%, 10/20/2041	13,396,886	13,965,821
4.000%, 06/20/2042	15,321,172	16,352,405
3.500%, 09/20/2042	5,593,327	5,841,225
3.500%, 01/20/2043	34,807,035	36,349,737
3.000%, 04/20/2045	44,450,795	45,071,705
3.500%, 04/20/2045	42,762,916	44,498,016
4.000%, 08/20/2045	21,234,773	22,581,573
4.500%, 01/20/2046	26,082,955	27,865,455
3.000%, 06/20/2046	28,395,390	28,792,030
		2,163,799,671	20.5%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust:
Series 2005-4, Class A1, 0.996%, 12/25/2035 ∞	9,691,652	9,566,909
Series 2006-1, Class A3, 0.936%, 04/25/2036 ∞	2,659,505	2,655,424
Series 2006-2, Class A3, 0.906%, 09/25/2036 ∞	6,787,016	6,759,021
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1B1, 0.946%, 02/25/2036 ∞	4,343,950	4,302,185
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	169,931	169,762
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	866,522	838,735
Series 2006-J5, Class 3A1, 4.574%, 07/25/2021 ∞	165,439	156,206
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 §	204,005	205,599
Series 2002-11, Class A4, 6.250%, 10/25/2032	26,923	27,384
Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033	3,777,787	3,802,130
Series 2004-8CB, Class A, 1.026%, 06/25/2034 ∞	21,629,583	21,366,840
Series 2006-28CB, Class A17, 6.000%, 10/25/2036	806,997	644,892
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 1.096%, 11/25/2035 ∞	5,609,455	5,481,078
Series 2005-W5, Class A1, 0.991%, 01/25/2036 ∞	43,002,204	41,023,711
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A3, 0.956%, 01/25/2036 ∞	12,293,189	12,051,553
Series 2006-HE3, Class A2, 0.921%, 03/25/2036 ∞	16,744,226	16,117,448
Series 2006-HE6, Class A1, 0.901%, 11/25/2036 ∞	33,885,474	31,763,766
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	58,570	58,738
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	61,314	62,066
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	92,582	93,581
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	450,524	446,779
Series 2007-1, Class 1A1, 5.779%, 04/25/2022 ∞ §	560,328	537,819
Series 2004-7, Class 1A1, 6.000%, 08/25/2034	23,063,074	24,229,570
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	95,092	86,517
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	236,195	230,209
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	518,477	451,137
Bank of America Alternative Loan Trust:
Series 2004-7, Class 4A1, 5.000%, 08/25/2019	1,068,082	1,079,911
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	220,697	222,391
Series 2003-11, Class 2A1, 6.000%, 01/25/2034	366,054	375,341
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 §	143,538	131,376
Bayview Financial Acquisition Trust,
Series 2007-A, Class 1A2, 6.205%, 05/28/2037	81,701	84,608
Bayview Financial Mortgage Pass-Through Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2047 ∞	2,018,466	1,713,521
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 1.356%, 06/25/2034 ∞	3,014,480	2,961,916
Series 2005-4, Class 1A1, 1.196%, 04/25/2035 ∞	7,792,315	7,455,966
Series 2005-7, Class 12A1, 1.296%, 08/25/2035 ∞	23,265,835	22,958,545
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	587,479	583,253
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 3.085%, 09/25/2036 ∞	1,992,601	1,788,262
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 ∞	237,363	240,406
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-HE4, Class A2D, 1.116%, 10/25/2035 ∞	3,036,238	3,012,231
Series 2005-9, Class 2A2, 5.500%, 11/25/2035	142,984	143,610
Countrywide Asset-Backed Certificates:
Series 2004-S1, Class A3, 5.115%, 02/25/2035 ∞	563,299	571,007
Series 2005-10, Class AF6, 4.541%, 02/25/2036 ∞	482,987	494,728
Series 2005-13, Class AF3, 4.787%, 04/25/2036 ∞	1,715,340	1,496,752
Series 2006-10, Class 1AF3, 4.661%, 09/25/2046 ∞ §	978,522	837,011
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 3.053%, 11/25/2033 ∞	11,359,116	11,399,841
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF2, 3.986%, 12/25/2035 ∞	174,744	173,132
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035 ∞	304,941	306,704
Series 2005-1, Class AF6, 5.030%, 07/25/2035 ∞	730,636	746,043
Series 2005-11, Class AF3, 4.724%, 02/25/2036 ∞	2,592,770	2,629,940
Series 2005-16, Class 3AV, 0.814%, 05/25/2036 ∞	11,313,867	11,184,502
Series 2005-17, Class 1AF5, 4.633%, 05/25/2036 ∞	409,111	634,100
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036 ∞	183,452	181,262
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.150%, 04/25/2034 ∞	12,516	12,742
First Franklin Mortgage Loan Trust:
Series 2006-FFH1, Class A4, 1.056%, 01/25/2036 ∞	3,094,202	3,024,158
Series 2006-FF1, Class 2A4, 1.096%, 01/25/2036 ∞	9,600,000	9,365,476
Series 2005-FF12, Class A2C, 1.086%, 11/25/2036 ∞	6,946,500	6,800,335
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	91,554	92,014
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	180,406	178,902
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	627,648	553,778
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	818	820
GE Mortgage Services LLC,
Series 1997-HE4, Class A7, 6.735%, 12/25/2028	49	42
GMACM Mortgage Loan Trust,
Series 2004-GH1, Class A6, 4.810%, 07/25/2035 ∞	3,224	3,213
GSAA Home Equity Trust,
Series 2004-6, Class A1, 1.556%, 06/25/2034 ∞	2,827,389	2,732,054
GSAMP Trust:
Series 2005-WMC2, Class A1B, 1.066%, 11/25/2035 ∞	11,716,752	11,452,220
Series 2005-WMC2, Class A2C, 1.106%, 11/25/2035 ∞	11,612,078	11,300,113
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	1,757	1,752
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.785%, 09/25/2034 ∞	103,306	99,637
Series 2004-5, Class 1A2, 1.456%, 10/25/2034 ∞	6,920,592	6,635,056
Series 2004-6, Class 1A1, 1.556%, 10/25/2034 ∞	4,907,905	4,639,440
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 2.972%, 03/25/2036 ∞	407,357	341,125
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 0.886%, 07/25/2036 ∞	5,965,615	5,784,777
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 3.086%, 07/25/2035 ∞	2,071,278	2,058,329
Series 2007-A1, Class 5A2, 3.178%, 07/25/2035 ∞	5,162,898	5,226,605
Series 2007-A1, Class 5A5, 3.178%, 07/25/2035 ∞	7,817,463	7,820,511
Series 2006-A7, Class 2A4R, 3.186%, 01/25/2037 ∞	1,001,080	933,804
Series 2006-A7, Class 2A2, 3.186%, 01/25/2037 ∞	234,311	209,804
Series 2007-A2, Class 2A3, 3.100%, 04/25/2037 ∞	2,778,167	2,453,952
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.956%, 01/25/2036 ∞	3,317,057	3,279,144
MASTR Alternative Loan Trust:
Series 2004-2, Class 6A1, 5.250%, 12/25/2018	1,093,017	1,111,887
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	169,062	169,596
Series 2004-2, Class 4A1, 5.000%, 02/25/2019	8,993	9,056
Series 2004-4, Class 4A1, 5.000%, 04/25/2019	143,928	144,880
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	304,543	319,162
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 1.056%, 01/25/2036 ∞	10,916,322	10,726,863
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 2.346%, 12/25/2029 ∞	8,810,947	8,816,129
Series 2005-A10, Class A, 0.966%, 02/25/2036 ∞	24,564,150	22,826,477
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 2.992%, 09/25/2034 ∞	4,806,299	4,867,588
MortgageIT Trust:
Series 2005-2, Class 1A1, 1.276%, 05/25/2035 ∞	2,880,308	2,811,636
Series 2005-3, Class A1, 1.056%, 08/25/2035 ∞	6,298,078	5,928,220
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 0.986%, 12/25/2035 ∞	18,949,206	18,598,823
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 1.206%, 09/25/2035 ∞	7,374,706	7,328,861
Popular ABS Mortgage Pass-Through Trust,
Series 2006-E, Class A2, 0.906%, 01/25/2037 ∞	6,965,897	6,864,257
RAAC Series Trust,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027 ∞	6,539	6,652
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	69,224	69,189
RAMP Series Trust:
Series 2003-RS10, Class AI7, 4.850%, 11/25/2033 ∞	2,243	2,251
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	43,573	44,014
RASC Series Trust:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033 ∞	193,778	193,566
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033 ∞	11,969	11,712
Series 2004-KS2, Class AI6, 4.300%, 03/25/2034 ∞	21,812	22,020
Series 2006-KS4, Class A4, 0.996%, 06/25/2036 ∞	19,223,834	18,787,607
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037	2,550,294	1,197,952
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.081%, 10/25/2035 (Acquired 03/13/2014, Cost $1,120,543) ∞ *	1,134,368	1,130,599
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 1.426%, 10/25/2035 ∞	2,710,642	2,657,389
Series 2005-AB3, Class A2C, 1.116%, 09/25/2036 ∞	4,559,012	4,421,160
Series 2006-BC1, Class A2D, 1.056%, 12/25/2036 ∞	4,315,238	4,268,340
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-12, Class 3A1, 3.204%, 09/25/2034 ∞	7,191,564	7,138,080
Series 2004-16, Class 2A, 3.215%, 11/25/2034 ∞	8,353,653	8,331,737
Series 2004-16, Class 1A2, 3.241%, 11/25/2034 ∞	10,612,205	10,585,661
Structured Asset Securities Corp.,
Series 2005-WF1, Class A3, 1.416%, 02/25/2035 ∞	13,497,779	13,246,490
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 ∞	82,157	85,730
Series 2006-OPT1, Class A6, 0.906%, 04/25/2036 ∞	16,704,420	15,848,693
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 2.831%, 10/25/2043 ∞	22,602,464	22,710,585
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (Acquired 06/21/2016, Cost $11,150,893) ∞ *	10,855,488	11,050,539
Series 2015-5, Class A1, 3.500%, 05/25/2055 (Acquired 06/15/2016, Cost $5,590,701) ∞ *	5,433,482	5,541,260
Series 2016-3, Class A1, 2.250%, 08/25/2055 (Acquired 09/08/2016, Cost $2,942,064) ∞ *	2,930,460	2,906,890
Series 2016-2, Class A1, 3.000%, 08/25/2055 (Acquired 05/20/2016, Cost $14,774,193) ∞ *	14,665,037	14,741,884
Series 2016-5, Class A1, 2.500%, 10/25/2056 (Acquired 12/07/2016, Cost $7,546,044) ∞ *	7,550,000	7,515,000
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	186,748	188,670
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	341,404	345,630
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	26,500	26,869
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	116,614	120,006
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	81,226	82,615
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	8,698,235	9,190,685
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	5,020,212	5,346,318
Series 2004-AR14, Class A1, 2.831%, 01/25/2035 ∞	10,537,775	10,531,772
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 3.010%, 06/25/2035 ∞	23,362,294	24,026,099
		634,432,320	6.0%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2011-M4, Class A2, 3.726%, 06/25/2021	20,000,000	21,072,120
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K003, Class A4, 5.053%, 01/25/2019	27,000,000	28,465,333
Series K004, Class A2, 4.186%, 08/25/2019	6,200,000	6,556,851
Series K712, Class A2, 1.869%, 11/25/2019	18,225,000	18,246,770
Series K714, Class A2, 3.034%, 10/25/2020 ∞	34,345,000	35,568,630
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	18,254,952
		128,164,656	1.2%
Non-U.S. Government Agency Issues
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/10/2049	32,725,000	31,446,719
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	11,025,000	11,538,037
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,813,462	8,149,432
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	25,725,000	27,460,938
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	19,660,536	20,279,399
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	13,875,000	14,738,465
DBJPM Mortgage Trust,
Series 2016-C3, Class ASB, 2.756%, 09/10/2049	9,500,000	9,384,697
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	36,997,320	37,298,256
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A5, 2.840%, 12/15/2047	8,700,059	8,806,985
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	9,965,000	10,011,399
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	12,802,913	12,951,523
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	10,000,000	10,128,339
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class ASB, 3.157%, 07/15/2045	4,500,000	4,625,829
Series 2013-C12, Class A5, 3.664%, 07/15/2045	6,835,000	7,190,961
Series 2013-C17, Class A3, 3.928%, 01/15/2047	8,450,000	8,928,836
Series 2014-C24, Class ASB, 3.368%, 11/15/2047	10,000,000	10,339,771
Series 2014-C25, Class ASB, 3.407%, 11/15/2047	7,138,000	7,381,272
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	37,550,000	38,633,179
Series 2012-C6, Class A4, 2.858%, 11/15/2045	25,685,945	26,094,747
Series 2013-C11, Class A3, 3.960%, 08/15/2046	12,100,000	12,840,793
Series 2013-C12, Class A3, 3.973%, 10/15/2046	22,850,000	24,256,676
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	12,250,000	12,352,113
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	18,700,000	19,910,453
Series 2015-SG1, Class ASB, 3.556%, 12/15/2047	18,900,000	19,537,962
Series 2015-C27, Class ASB, 3.278%, 02/15/2048	18,000,000	18,461,428
Series 2015-P2, Class A3, 3.541%, 12/15/2048	31,100,000	31,874,773
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	24,764,220	25,869,365
Series 2013-C13, Class ASB, 2.654%, 05/15/2045	6,450,000	6,520,863
Series 2013-C18, Class A4, 3.896%, 12/15/2046	12,900,000	13,635,441
Series 2014-C21, Class A5, 3.678%, 08/15/2047	13,254,000	13,756,517
Series 2014-C24, Class A4, 3.343%, 11/15/2047	10,330,000	10,472,134
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	6,920,000	7,228,017
		522,105,319	5.0%
Other Asset Backed Securities
Capital Auto Receivables Asset Trust,
Series 2014-1, Class A3, 1.320%, 06/20/2018	857,110	857,161
Capital One Multi-Asset Execution Trust,
Series 2016-A4, Class A4, 1.330%, 06/15/2022	47,425,000	46,788,855
Chase Issuance Trust,
Series 2016-A5, Class A5, 1.270%, 07/15/2021	40,100,000	39,565,263
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	4,166,000	5,481,040
Conseco Financial Corp.:
Series 1993-3, Class A7, 6.400%, 10/15/2018	21,718	21,725
Series 1993-4, Class A5, 7.050%, 01/15/2019	6,202	6,280
Series 1998-2, Class A5, 6.240%, 12/01/2028 ∞	364,100	377,826
Series 1998-3, Class A5, 6.220%, 03/01/2030	421,586	446,398
Series 1998-4, Class A5, 6.180%, 04/01/2030	2,446,364	2,580,150
Series 1998-7, Class A1, 6.320%, 07/01/2030	20,531,550	21,655,395
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	50,225,000	49,651,712
Ford Credit Auto Owner Trust:
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 02/20/2015 through 03/23/2016, Cost $27,188,227) *	27,030,000	27,256,060
Series 2015-1, Class A, 2.120%, 07/15/2026 (Acquired 03/14/2016 through 10/31/2016, Cost $9,529,348) *	9,540,000	9,558,785
Series 2016-1, Class A, 2.310%, 08/15/2027 (Acquired 02/23/2016 through 05/24/2016, Cost $28,345,935) *	28,325,000	28,270,004
Series 2016-2, Class A, 2.030%, 12/15/2027 (Acquired 06/20/2016, Cost $19,993,088) *	20,000,000	19,669,604
GM Financial Automobile Leasing Trust,
Series 2016-3, Class A3, 1.610%, 12/20/2019	10,500,000	10,469,127
Hyundai Auto Lease Securitization Trust,
Series 2016-C, Class A3, 1.490%, 02/18/2020 (Acquired 08/09/2016, Cost $14,773,378) *	14,775,000	14,732,810
Kubota Credit Owner Trust,
Series 2016-1A, Class A3, 1.500%, 07/15/2020 (Acquired 07/26/2016, Cost $12,172,018) *	12,175,000	12,056,663
Leaf Receivables Funding 10 LLC,
Series 2015-1, Class A3, 1.490%, 03/15/2018 (Acquired 04/23/2015, Cost $12,423,391) *	12,425,674	12,414,251
MMAF Equipment Finance LLC,
Series 2016-AA, Class A5, 2.210%, 12/15/2032 (Acquired 05/03/2016, Cost $10,624,553) *	10,625,000	10,415,513
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	28,184	28,552
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 11/16/2015 through 01/29/2016, Cost $17,955,043) *	18,011,489	18,018,912
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 02/10/2015 through 04/18/2016, Cost $6,051,670) *	6,046,096	6,048,318
Synchrony Credit Card Master Note Trust:
Series 2015-1, Class A, 2.370%, 03/15/2023	12,841,000	12,956,805
Series 2016-2, Class A, 2.210%, 05/15/2024	8,900,000	8,851,687
TCF Auto Receivables Owner Trust,
Series 2015-2A, Class A2, 1.640%, 01/15/2019 (Acquired 11/18/2015, Cost $7,113,288) *	7,113,313	7,119,872
Verizon Owner Trust,
Series 2016-2A, Class A, 1.680%, 05/20/2021 (Acquired 11/16/2016, Cost $50,644,748) *	50,650,000	50,445,946
		415,744,714	3.9%
Total Long-Term Investments (Cost $10,555,783,145)		10,464,580,694	98.9%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	233,776,874	233,776,874
Total Short-Term Investment (Cost $233,776,874)		233,776,874	2.2%
Total Investments (Cost $10,789,560,019)		10,698,357,568	101.1%
Liabilities in Excess of Other Assets		(119,333,212)	(1.1)%
TOTAL NET ASSETS		$10,579,024,356	100.0%
Notes to Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $1,598,795,554, which represents 15.11% of total net assets.

f	Foreign Security
§	Security in Default
^	Non-Income Producing
«	7-Day Yield
<<<<	Effective yield as of December 31, 2016

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
2.625%, 08/15/2020	$68,750,000	$71,086,400
1.375%, 08/31/2020	302,575,000	299,430,943
1.750%, 03/31/2022	90,000,000	88,801,200
2.500%, 05/15/2024	135,000,000	137,019,735
2.250%, 11/15/2025	110,225,000	108,812,798
3.500%, 02/15/2039	377,695,000	413,044,986
2.875%, 05/15/2043	494,175,000	477,322,644
2.500%, 02/15/2045	36,550,000	32,556,620
		1,628,075,326	12.6%
Other Government Related Securities
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019 (Acquired 12/06/2012, Cost $3,214,598) * f	3,000,000	3,138,750
5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $4,000,000) * f	4,000,000	3,900,000
CNOOC Curtis Funding No. 1 Pty Ltd.,
4.500%, 10/03/2023 (Acquired 02/26/2014, Cost $5,031,518) * f	5,000,000	5,250,370
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 f	2,415,000	2,330,958
CNOOC Finance (2015) USA LLC,
3.500%, 05/05/2025	21,075,000	20,483,720
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 f	4,450,000	4,552,782
CNPC General Capital Ltd.,
2.750%, 05/14/2019 (Acquired 05/07/2014, Cost $1,983,740) * f	2,000,000	2,014,644
Comision Federal de Electricidad,
5.750%, 02/14/2042 (Acquired 02/08/2012, Cost $5,116,800) * f	5,200,000	4,823,000
Corp Andina de Fomento,
4.375%, 06/15/2022 f	3,956,000	4,196,762
Electricite de France SA,
4.750%, 10/13/2035 (Acquired 10/07/2015, Cost $9,790,200) * f	10,000,000	10,032,920
Export-Import Bank of Korea:
2.250%, 01/21/2020 f	14,000,000	13,917,344
4.000%, 01/29/2021 f	2,400,000	2,510,445
Korea Electric Power Corp.,
6.750%, 08/01/2027 f	490,000	585,508
Korea Expressway Corp.,
1.625%, 04/28/2017 (Acquired 04/22/2014 through 02/12/2015, Cost $2,942,070) * f	2,950,000	2,948,310
Korea National Oil Corp.,
3.125%, 04/03/2017 (Acquired 02/18/2015, Cost $8,127,326) * f	8,100,000	8,130,513
Nexen Energy ULC,
7.500%, 07/30/2039 f	6,175,000	8,398,864
Petrobras Global Finance BV:
3.000%, 01/15/2019 f	3,000,000	2,924,100
7.875%, 03/15/2019 f	5,000,000	5,359,200
5.375%, 01/27/2021 f	3,200,000	3,129,600
Petroleos Mexicanos:
4.875%, 01/24/2022 f	6,500,000	6,519,500
4.250%, 01/15/2025 f	15,000,000	13,791,000
4.500%, 01/23/2026 f	4,500,000	4,099,500
6.500%, 06/02/2041 f	4,000,000	3,746,200
PTT PCL,
3.375%, 10/25/2022 (Acquired 10/19/2012, Cost $4,958,500) * f	5,000,000	5,025,920
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (Acquired 04/02/2014, Cost $1,496,505) * f	1,500,000	1,558,737
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (Acquired 04/21/2015, Cost $19,915,200) * f	20,000,000	19,867,420
3.250%, 04/28/2025 (Acquired 04/21/2015, Cost $19,804,400) * f	20,000,000	19,175,300
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019 (Acquired 09/22/2016, Cost $7,968,880) * f	8,000,000	7,869,104
3.500%, 05/03/2026 (Acquired 04/25/2016, Cost $9,916,600) * f	10,000,000	9,687,370
State Bank of India/London,
4.125%, 08/01/2017 (Acquired 07/25/2012, Cost $6,939,800) * f	7,000,000	7,081,305
The Korea Development Bank:
2.250%, 05/18/2020 f	7,200,000	7,120,008
3.000%, 09/14/2022 f	4,400,000	4,436,674
		218,605,828	1.7%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
6.900%, 03/01/2019	6,659,000	7,313,813
3.700%, 09/15/2024	4,025,000	4,075,530
7.430%, 10/01/2026	3,300,000	4,158,838
6.150%, 03/01/2037	9,000,000	10,532,376
5.400%, 10/01/2043	5,000,000	5,383,995
4.750%, 09/15/2044	1,950,000	1,949,171
A.P. Meoller - Maersk A/S:
2.550%, 09/22/2019 (Acquired 11/24/2014, Cost $10,038,877) * f	10,000,000	9,959,470
3.750%, 09/22/2024 (Acquired 09/15/2014, Cost $4,459,830) * f	4,475,000	4,316,370
Abbott Laboratories:
3.400%, 11/30/2023	10,000,000	9,962,410
4.750%, 11/30/2036	18,725,000	19,036,247
AbbVie, Inc.:
2.000%, 11/06/2018	10,835,000	10,841,652
3.200%, 11/06/2022	3,000,000	3,001,974
3.600%, 05/14/2025	2,500,000	2,476,220
4.300%, 05/14/2036	3,825,000	3,644,881
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	700,000	769,901
Agilent Technologies, Inc.,
3.875%, 07/15/2023	5,325,000	5,478,589
Agrium, Inc.,
4.125%, 03/15/2035 f	6,550,000	6,005,649
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021 f	10,000,000	9,992,960
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	3,175,000	3,318,986
Amgen, Inc.,
4.400%, 05/01/2045	8,000,000	7,668,368
Anadarko Petroleum Corp.:
8.700%, 03/15/2019	4,380,000	4,977,726
6.450%, 09/15/2036	4,025,000	4,790,418
Anglo American Capital PLC,
9.375%, 04/08/2019 (Acquired 09/20/2011 through 12/29/2014, Cost $6,244,157) * f	5,600,000	6,398,000
Anheuser-Busch InBev Finance, Inc.:
3.300%, 02/01/2023	20,350,000	20,710,846
3.650%, 02/01/2026	25,625,000	26,014,244
Anheuser-Busch InBev Worldwide, Inc.,
1.576%, 08/01/2018 ∞	15,000,000	15,092,115
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	11,847,301
ArcelorMittal SA,
7.250%, 02/25/2022 f	2,000,000	2,255,000
AT&T, Inc.:
3.600%, 02/17/2023	10,550,000	10,639,886
3.400%, 05/15/2025	20,000,000	19,276,460
4.125%, 02/17/2026	8,925,000	9,037,152
5.650%, 02/15/2047	4,225,000	4,531,291
4.500%, 03/09/2048	15,264,000	13,715,818
Avnet, Inc.,
3.750%, 12/01/2021	5,000,000	5,030,895
Ball Corp.,
5.250%, 07/01/2025	25,000,000	26,125,000
Baxter International, Inc.,
2.600%, 08/15/2026	6,175,000	5,700,606
Bayer US Finance LLC,
2.375%, 10/08/2019 (Acquired 10/01/2014, Cost $14,657,559) *	14,725,000	14,751,078
Beam Suntory, Inc.:
3.250%, 05/15/2022	7,000,000	7,016,513
3.250%, 06/15/2023	10,960,000	10,720,097
Becton Dickinson and Co.:
3.250%, 11/12/2020	13,000,000	13,366,392
3.734%, 12/15/2024	9,250,000	9,459,254
Bemis Co., Inc.,
4.500%, 10/15/2021	1,000,000	1,063,443
Boardwalk Pipelines LP:
5.500%, 02/01/2017	3,175,000	3,183,458
4.950%, 12/15/2024	13,875,000	14,246,420
5.950%, 06/01/2026	14,000,000	15,207,304
Boston Scientific Corp.,
2.650%, 10/01/2018	10,000,000	10,109,670
BP Capital Markets PLC:
1.627%, 09/26/2018 ∞ f	5,000,000	5,019,005
4.750%, 03/10/2019 f	1,500,000	1,590,099
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026	18,286,000	17,646,337
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	1,938,030
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	13,690,000	15,684,003
3.250%, 08/15/2026	13,188,000	12,664,107
Bunge NA Finance LP,
5.900%, 04/01/2017	4,024,000	4,058,623
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,100,000	3,143,729
Celgene Corp.,
3.550%, 08/15/2022	5,730,000	5,876,631
CenturyLink, Inc.,
Class R, 5.150%, 06/15/2017	2,000,000	2,030,000
CF Industries, Inc.:
6.875%, 05/01/2018	8,480,000	8,926,387
3.450%, 06/01/2023	24,624,000	22,136,976
5.375%, 03/15/2044	10,922,000	9,014,036
Charter Communications Operating LLC / Charter Communications Operating Capital:
4.464%, 07/23/2022	28,748,000	30,042,551
6.384%, 10/23/2035	5,800,000	6,622,626
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	9,943,000	10,128,854
4.500%, 06/01/2025	13,735,000	14,429,579
5.800%, 06/01/2045	2,223,000	2,556,377
Comcast Cable Communications Holdings Inc.,
9.455%, 11/15/2022	2,030,000	2,747,611
Comcast Corp.:
4.250%, 01/15/2033	5,900,000	6,139,924
4.400%, 08/15/2035	13,450,000	14,070,556
3.200%, 07/15/2036	15,000,000	13,492,095
4.650%, 07/15/2042	2,000,000	2,082,240
Computer Sciences Corp.,
4.450%, 09/15/2022	2,000,000	2,070,816
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036 f	845,000	989,864
ConocoPhillips Co.,
6.000%, 01/15/2020	3,550,000	3,920,400
Constellation Brands, Inc.:
4.750%, 11/15/2024	100,000	106,150
4.750%, 12/01/2025	1,000,000	1,060,000
Continental Airlines Pass Through Trust,
Series 1997-4, Class 974A, 6.900%, 01/02/2018	8,646	8,716
Cox Communications, Inc.:
9.375%, 01/15/2019 (Acquired 10/06/2014, Cost $8,723,187) *	7,670,000	8,664,960
2.950%, 06/30/2023 (Acquired 04/24/2013 through 12/29/2014, Cost $5,442,614) *	5,475,000	5,152,435
3.850%, 02/01/2025 (Acquired 12/01/2014, Cost $4,616,999) *	4,625,000	4,535,969
3.350%, 09/15/2026 (Acquired 09/08/2016, Cost $14,974,650) *	15,000,000	14,324,070
4.800%, 02/01/2035 (Acquired 12/01/2014, Cost $9,996,400) *	10,000,000	9,314,760
4.700%, 12/15/2042 (Acquired 11/26/2012, Cost $4,999,050) *	5,000,000	4,347,730
CSX Corp.,
6.220%, 04/30/2040	175,000	218,116
CVS Health Corp.,
3.875%, 07/20/2025	2,302,000	2,374,743
D.R. Horton, Inc.,
4.750%, 05/15/2017	1,447,000	1,459,661
Daimler Finance North America LLC,
1.875%, 01/11/2018 (Acquired 01/07/2013, Cost $2,116,139) *	2,125,000	2,127,901
Danone SA:
3.000%, 06/15/2022 (Acquired 05/29/2012, Cost $3,489,465) * f	3,500,000	3,525,421
2.589%, 11/02/2023 (Acquired 10/26/2016, Cost $10,000,000) * f	10,000,000	9,635,620
DCP Midstream LLC:
9.750%, 03/15/2019 (Acquired 02/29/2012 through 07/22/2016, Cost $11,644,676) *	10,505,000	11,765,600
4.750%, 09/30/2021 (Acquired 09/14/2011 through 11/18/2011, Cost $2,248,767) *	2,245,000	2,273,063
Deutsche Telekom International Finance BV:
6.750%, 08/20/2018 f	1,250,000	1,347,921
8.750%, 06/15/2030 f	825,000	1,212,845
Devon Financing Corp. LLC,
7.875%, 09/30/2031	5,000,000	6,344,220
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019 (Acquired 08/16/2016, Cost $14,049,503) *	13,685,000	13,969,730
5.450%, 06/15/2023 (Acquired 05/17/2016, Cost $7,996,560) *	8,000,000	8,485,912
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,487,500
Dollar General Corp.:
4.125%, 07/15/2017	4,545,000	4,610,948
1.875%, 04/15/2018	2,100,000	2,102,690
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,174,914
Eaton Corp.:
2.750%, 11/02/2022 f	2,500,000	2,476,085
4.000%, 11/02/2032 f	3,660,000	3,608,160
Ecolab, Inc.:
1.450%, 12/08/2017	5,200,000	5,194,867
3.250%, 01/14/2023	6,325,000	6,440,520
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020 (Acquired 10/25/2012 through 05/10/2013, Cost $3,425,640) *	3,190,000	3,379,113
Enbridge, Inc.,
5.500%, 12/01/2046 f	5,000,000	5,350,100
Encana Corp.,
6.500%, 05/15/2019 f	610,000	656,503
Energy Transfer Partners LP:
2.500%, 06/15/2018	5,700,000	5,720,891
9.700%, 03/15/2019	1,189,000	1,364,714
4.150%, 10/01/2020	13,475,000	13,953,915
5.200%, 02/01/2022	1,000,000	1,070,735
3.600%, 02/01/2023	5,000,000	4,917,535
4.050%, 03/15/2025	6,204,000	6,141,389
5.150%, 03/15/2045	5,000,000	4,795,400
EnLink Midstream Partners LP,
4.400%, 04/01/2024	7,000,000	6,955,109
Ensco PLC,
5.200%, 03/15/2025 f	6,000,000	5,182,020
Enterprise Products Operating LLC:
2.850%, 04/15/2021	10,000,000	10,076,070
3.350%, 03/15/2023	10,000,000	10,123,560
3.750%, 02/15/2025	7,000,000	7,112,434
EQT Midstream Partners LP,
4.125%, 12/01/2026	14,750,000	14,377,518
ERAC USA Finance LLC:
2.350%, 10/15/2019 (Acquired 10/26/2016, Cost $5,452,042) *	5,385,000	5,380,218
2.600%, 12/01/2021 (Acquired 05/23/2016, Cost $9,986,200) *	10,000,000	9,841,140
Express Scripts Holding Co.:
4.750%, 11/15/2021	14,700,000	15,788,873
3.500%, 06/15/2024	7,500,000	7,411,553
FedEx Corp.:
8.000%, 01/15/2019	6,100,000	6,827,736
3.900%, 02/01/2035	7,000,000	6,721,596
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	5,000,000	5,176,340
5.000%, 03/15/2022	9,345,000	9,603,044
4.500%, 10/15/2022	3,100,000	3,297,653
3.500%, 04/15/2023	5,850,000	5,924,488
3.875%, 06/05/2024	23,522,000	23,998,556
3.000%, 08/15/2026	9,300,000	8,732,058
Fiserv, Inc.:
4.625%, 10/01/2020	3,000,000	3,204,105
3.500%, 10/01/2022	11,500,000	11,711,634
3.850%, 06/01/2025	11,720,000	11,919,662
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022 (Acquired 06/12/2012, Cost $2,996,190) *	3,000,000	3,070,161
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 f	11,700,000	11,154,780
4.375%, 05/10/2043 f	4,000,000	3,786,684
Ford Motor Credit Co. LLC:
3.000%, 06/12/2017	3,000,000	3,017,463
6.625%, 08/15/2017	1,063,000	1,095,349
2.145%, 01/09/2018	5,375,000	5,382,783
2.551%, 10/05/2018	8,500,000	8,547,804
3.200%, 01/15/2021	11,250,000	11,266,414
5.750%, 02/01/2021	13,000,000	14,255,553
3.336%, 03/18/2021	5,500,000	5,538,164
5.875%, 08/02/2021	8,975,000	9,911,703
Forest Laboratories, Inc.:
4.375%, 02/01/2019 (Acquired 10/20/2014, Cost $4,117,161) *	4,000,000	4,156,552
5.000%, 12/15/2021 (Acquired 08/26/2014 through 05/11/2016, Cost $44,268,632) *	41,397,000	44,757,733
Freeport-McMoRan, Inc.:
3.100%, 03/15/2020	3,775,000	3,680,625
6.500%, 11/15/2020 (Acquired 05/29/2014 through 10/24/2014, Cost $6,506,704) *	6,337,000	6,511,267
6.625%, 05/01/2021 (Acquired 10/23/2014 through 10/24/2014, Cost $6,589,797) *	6,447,000	6,559,823
6.750%, 02/01/2022 (Acquired 06/18/2014 through 09/22/2014, Cost $2,737,168) *	2,649,000	2,721,848
3.550%, 03/01/2022	6,275,000	5,835,750
3.875%, 03/15/2023	8,000,000	7,340,000
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (Acquired 09/16/2015 through 02/24/2016, Cost $25,132,579) *	25,000,000	25,750,000
General Electric Co.:
2.200%, 01/09/2020	2,864,000	2,873,319
5.550%, 05/04/2020	1,199,000	1,324,570
4.375%, 09/16/2020	838,000	900,725
5.300%, 02/11/2021	859,000	952,681
4.650%, 10/17/2021	2,420,000	2,654,595
General Mills, Inc.,
2.200%, 10/21/2019	12,000,000	12,058,404
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	6,500,000	6,482,782
2.350%, 10/04/2019	2,700,000	2,668,270
3.200%, 07/13/2020	10,000,000	10,030,080
3.700%, 11/24/2020	1,509,000	1,535,030
4.200%, 03/01/2021	20,908,000	21,571,766
3.200%, 07/06/2021	15,000,000	14,874,855
4.375%, 09/25/2021	4,450,000	4,616,047
Georgia-Pacific LLC:
5.400%, 11/01/2020 (Acquired 10/27/2010 through 06/09/2016, Cost $12,099,072) *	11,000,000	12,093,169
3.163%, 11/15/2021 (Acquired 11/03/2014, Cost $19,999,800) *	20,000,000	20,238,180
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (Acquired 11/03/2011, Cost $1,997,480) * f	2,000,000	2,140,000
4.250%, 10/25/2022 (Acquired 10/18/2012 through 05/22/2013, Cost $7,091,720) * f	7,000,000	7,157,500
6.000%, 11/15/2041 (Acquired 04/14/2016 through 10/12/2016, Cost $6,550,817) * f	7,400,000	7,326,000
Glencore Funding LLC:
4.125%, 05/30/2023 (Acquired 05/22/2013 through 09/16/2016, Cost $16,885,916) *	16,940,000	17,047,400
4.625%, 04/29/2024 (Acquired 10/08/2014 through 11/09/2015, Cost $13,848,151) *	15,484,000	15,832,390
Grupo Bimbo SAB de CV,
3.875%, 06/27/2024 (Acquired 06/27/2014 through 06/22/2016, Cost $20,565,232) * f	20,178,000	20,074,225
GTE Corp.,
8.750%, 11/01/2021	975,000	1,188,074
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	3,038,940
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (Acquired 09/21/2015, Cost $9,996,200) *	10,000,000	10,360,580
HCA, Inc.:
4.250%, 10/15/2019	10,900,000	11,336,000
6.500%, 02/15/2020	5,000,000	5,470,000
5.000%, 03/15/2024	8,366,000	8,606,523
5.375%, 02/01/2025	24,950,000	25,012,375
Hewlett Packard Enterprise Co.,
3.600%, 10/15/2020	7,275,000	7,407,332
HP, Inc.,
4.650%, 12/09/2021	32,425,000	34,610,315
Husky Energy, Inc.,
4.000%, 04/15/2024 f	1,605,000	1,634,165
Hutchison Whampoa International (09) Ltd.,
7.625%, 04/09/2019 (Acquired 01/20/2015, Cost $2,241,147) * f	2,000,000	2,237,734
Hutchison Whampoa International (12) (II) Ltd.,
3.250%, 11/08/2022 (Acquired 11/05/2012 through 12/18/2014, Cost $4,603,093) * f	4,625,000	4,667,569
Hutchison Whampoa International (14) Ltd.,
3.625%, 10/31/2024 (Acquired 10/28/2014, Cost $14,982,600) * f	15,000,000	14,986,365
Hyundai Capital America:
2.500%, 03/18/2019 (Acquired 03/14/2016, Cost $24,583,026) *	24,600,000	24,665,780
1.750%, 09/27/2019 (Acquired 09/22/2016, Cost $9,987,800) *	10,000,000	9,841,710
3.000%, 03/18/2021 (Acquired 12/02/2016, Cost $10,011,191) *	10,000,000	9,989,350
Hyundai Capital Services, Inc.:
1.793%, 03/18/2017 (Acquired 03/11/2014, Cost $2,400,000) ∞ * f	2,400,000	2,400,677
3.500%, 09/13/2017 (Acquired 03/06/2012 through 12/30/2014, Cost $12,581,549) * f	12,470,000	12,595,772
2.625%, 09/29/2020 (Acquired 03/23/2015, Cost $8,986,320) * f	9,000,000	8,911,764
Ingersoll-Rand Global Holding Co. Ltd,
5.750%, 06/15/2043	4,126,000	4,882,222
Ingersoll-Rand Luxembourg Finance SA:
3.550%, 11/01/2024 f	8,200,000	8,320,745
4.650%, 11/01/2044 f	1,300,000	1,326,304
Ingredion, Inc.:
1.800%, 09/25/2017	13,020,000	13,036,470
3.200%, 10/01/2026	10,000,000	9,787,010
Johnson Controls International PLC:
3.900%, 02/14/2026 f	10,000,000	10,300,140
5.250%, 12/01/2041 f	1,150,000	1,237,311
Kerr-McGee Corp.,
7.875%, 09/15/2031	12,790,000	16,377,864
Keysight Technologies, Inc.,
3.300%, 10/30/2019	13,000,000	13,200,928
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	8,828,000	9,940,787
6.850%, 02/15/2020	4,645,000	5,178,097
6.500%, 02/01/2037	400,000	438,336
6.950%, 01/15/2038	1,225,000	1,420,962
7.500%, 11/15/2040	2,500,000	2,989,385
Kinder Morgan Finance Co. LLC,
6.000%, 01/15/2018 (Acquired 12/06/2010, Cost $999,930) *	1,000,000	1,041,199
Kinder Morgan, Inc./DE:
3.050%, 12/01/2019	7,000,000	7,100,492
5.000%, 02/15/2021 (Acquired 05/26/2015 through 04/22/2016, Cost $10,426,453) *	10,008,000	10,660,281
7.800%, 08/01/2031	5,000,000	6,181,485
Kinross Gold Corp.,
6.875%, 09/01/2041 f	5,500,000	5,080,625
Kraft Heinz Foods Co.:
3.500%, 07/15/2022	17,000,000	17,256,785
6.750%, 03/15/2032	10,000,000	12,119,110
5.000%, 07/15/2035	6,800,000	7,133,873
5.000%, 06/04/2042	5,000,000	5,119,680
Lafarge SA,
7.125%, 07/15/2036 f	1,425,000	1,724,754
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026 (Acquired 09/15/2016, Cost $9,991,600) *	10,000,000	9,674,700
Lear Corp.,
5.250%, 01/15/2025	21,600,000	22,707,000
Lennox International, Inc.,
3.000%, 11/15/2023	10,000,000	9,708,970
Magellan Midstream Partners LP:
5.000%, 03/01/2026	10,000,000	10,965,670
4.200%, 03/15/2045	8,770,000	7,920,494
4.250%, 09/15/2046	1,230,000	1,155,669
Marathon Oil Corp.,
2.800%, 11/01/2022	10,175,000	9,729,956
Marathon Petroleum Corp.:
3.400%, 12/15/2020	20,000,000	20,454,480
3.625%, 09/15/2024	2,500,000	2,468,998
4.750%, 09/15/2044	3,985,000	3,532,730
Martin Marietta Materials, Inc.:
6.600%, 04/15/2018	475,000	501,550
6.250%, 05/01/2037	450,000	478,266
Masco Corp.,
7.125%, 03/15/2020	1,800,000	2,025,000
McDonald's Corp.,
3.700%, 01/30/2026	7,250,000	7,381,203
Medtronic, Inc.:
2.500%, 03/15/2020 f	5,000,000	5,055,955
4.375%, 03/15/2035 f	6,552,000	6,931,544
Microsoft Corp.:
4.200%, 11/03/2035	5,650,000	5,945,523
3.950%, 08/08/2056	17,000,000	16,056,194
Molex Electronic Technologies LLC:
2.878%, 04/15/2020 (Acquired 04/01/2015 through 09/28/2016, Cost $25,843,515) *	26,038,000	25,979,258
3.900%, 04/15/2025 (Acquired 06/20/2016, Cost $4,471,290) *	4,500,000	4,426,659
MPLX LP:
5.500%, 02/15/2023	1,900,000	1,976,680
4.875%, 12/01/2024	9,650,000	9,936,547
4.000%, 02/15/2025	8,000,000	7,776,040
Murphy Oil Corp.:
4.000%, 06/01/2022	6,600,000	6,345,900
4.700%, 12/01/2022	6,000,000	5,803,140
Mylan NV:
3.000%, 12/15/2018 (Acquired 12/04/2015, Cost $4,494,330) * f	4,500,000	4,532,544
3.750%, 12/15/2020 (Acquired 12/04/2015, Cost $5,873,120) * f	5,875,000	5,932,451
3.150%, 06/15/2021 (Acquired 05/31/2016, Cost $8,090,604) * f	8,100,000	7,949,235
Mylan, Inc.:
3.125%, 01/15/2023 (Acquired 11/21/2016, Cost $11,221,382) *	11,800,000	11,141,737
4.200%, 11/29/2023	4,525,000	4,530,453
Nabors Industries, Inc.,
6.150%, 02/15/2018	250,000	259,375
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	3,300,000	4,719,901
Newell Brands, Inc.,
3.850%, 04/01/2023	20,000,000	20,746,140
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	3,022,863
5.050%, 11/15/2044	3,000,000	3,008,844
Noble Holding International Ltd.,
5.250%, 03/16/2018 f	7,000,000	6,982,500
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/2020	15,935,000	16,552,481
NuStar Logistics LP:
4.800%, 09/01/2020	4,275,000	4,285,688
6.750%, 02/01/2021	3,000,000	3,240,000
Oi Brasil Holdings Cooperatief UA,
5.750%, 02/10/2022 (Acquired 02/06/2012, Cost $3,000,000) * f	3,000,000	945,000
ONEOK Partners LP:
3.375%, 10/01/2022	9,500,000	9,539,653
5.000%, 09/15/2023	5,800,000	6,311,438
ONEOK, Inc.,
4.250%, 02/01/2022	6,150,000	6,180,750
Oracle Corp.:
3.400%, 07/08/2024	8,850,000	9,017,318
3.900%, 05/15/2035	7,425,000	7,323,359
Owens Corning:
4.200%, 12/01/2024	10,000,000	10,243,800
3.400%, 08/15/2026	5,000,000	4,749,665
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	4,978,376
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,418,280
Pentair Finance SA:
2.900%, 09/15/2018 f	4,500,000	4,552,007
2.650%, 12/01/2019 f	5,000,000	4,986,030
3.625%, 09/15/2020 f	16,000,000	16,279,216
3.150%, 09/15/2022 f	6,950,000	6,806,350
PepsiCo, Inc.,
4.250%, 10/22/2044	2,850,000	2,943,286
Pernod Ricard SA,
4.250%, 07/15/2022 (Acquired 06/09/2016 through 11/02/2016, Cost $28,686,787) * f	26,400,000	27,623,825
Petrofac Ltd.,
3.400%, 10/10/2018 (Acquired 10/03/2013 through 04/17/2015, Cost $31,203,740) * f	31,200,000	31,578,238
Pfizer, Inc.,
5.800%, 08/12/2023	7,938,000	9,359,227
Phillips 66:
4.300%, 04/01/2022	6,168,000	6,622,686
4.650%, 11/15/2034	13,000,000	13,531,947
5.875%, 05/01/2042	5,000,000	5,920,275
4.875%, 11/15/2044	15,000,000	15,840,975
Phillips 66 Partners LP,
4.680%, 02/15/2045	2,000,000	1,857,002
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	14,075,000	14,942,470
Plum Creek Timberlands LP:
4.700%, 03/15/2021	1,200,000	1,273,473
3.250%, 03/15/2023	8,375,000	7,951,769
POSCO,
4.250%, 10/28/2020 (Acquired 10/21/2010, Cost $2,165,365) * f	2,175,000	2,275,726
Potash Corp of Saskatchewan, Inc.,
4.000%, 12/15/2026 f	10,000,000	10,063,290
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	207,000
Reliance Holding USA, Inc.:
4.500%, 10/19/2020 (Acquired 10/14/2010 through 10/18/2010, Cost $1,988,700) *	2,000,000	2,109,554
5.400%, 02/14/2022 (Acquired 02/09/2012 through 02/23/2012, Cost $3,509,683) *	3,500,000	3,783,857
Republic Services, Inc.:
5.500%, 09/15/2019	13,000,000	14,147,185
3.550%, 06/01/2022	4,000,000	4,155,204
4.750%, 05/15/2023	13,459,000	14,699,408
2.900%, 07/01/2026	20,000,000	19,173,000
Rio Tinto Finance (USA) Ltd.,
9.000%, 05/01/2019 f	11,000,000	12,683,594
Rockies Express Pipeline LLC:
6.850%, 07/15/2018 (Acquired 12/21/2011, Cost $2,011,160) *	2,000,000	2,112,500
5.625%, 04/15/2020 (Acquired 12/10/2010 through 12/29/2011, Cost $2,698,461) *	2,695,000	2,836,488
Samarco Mineracao SA:
5.750%, 10/24/2023 (Acquired 10/21/2013 through 12/09/2014, Cost $5,338,400) * f	5,475,000	2,956,500
5.375%, 09/26/2024 (Acquired 09/23/2014 through 12/09/2014, Cost $4,873,256) * f	5,125,000	2,767,500
Schlumberger Holdings Corp.,
3.000%, 12/21/2020 (Acquired 12/10/2015, Cost $10,975,140) *	11,000,000	11,232,683
Schneider Electric SE,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $4,986,700) * f	5,000,000	4,993,890
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 f	32,600,000	30,984,572
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (Acquired 07/13/2007 through 04/30/2013, Cost $989,316) * f	960,000	1,205,702
Solvay Finance America LLC:
3.400%, 12/03/2020 (Acquired 11/30/2015 through 01/14/2016, Cost $39,203,146) *	39,226,000	39,912,180
4.450%, 12/03/2025 (Acquired 05/04/2016 through 12/02/2016, Cost $23,472,210) *	22,451,000	23,295,719
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,054,130
Spectra Energy Partners LP,
3.500%, 03/15/2025	15,000,000	14,651,010
Sprint Capital Corp.,
6.900%, 05/01/2019	675,000	714,656
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	1,953,752
6.100%, 02/15/2042	1,000,000	1,033,640
Sunoco, Inc.,
5.750%, 01/15/2017	701,000	701,782
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.125%, 11/15/2019	7,000,000	7,087,500
TC PipeLines LP,
4.375%, 03/13/2025	20,830,000	20,998,327
Telecom Italia Capital SA:
7.175%, 06/18/2019 f	500,000	553,750
7.200%, 07/18/2036 f	3,050,000	3,006,507
Telecom Italia SpA/Milano,
5.303%, 05/30/2024 (Acquired 05/22/2014 through 09/23/2015, Cost $21,655,304) * f	21,500,000	21,016,250
Telefonica Emisiones SAU:
6.221%, 07/03/2017 f	8,942,000	9,142,676
5.462%, 02/16/2021 f	2,402,000	2,618,353
4.570%, 04/27/2023 f	1,000,000	1,049,132
7.045%, 06/20/2036 f	4,925,000	5,716,482
TELUS Corp.,
2.800%, 02/16/2027 f	13,100,000	12,267,050
Tenet Healthcare Corp.,
6.750%, 06/15/2023	1,000,000	882,500
Teva Pharmaceutical Finance Netherlands III BV,
2.800%, 07/21/2023 f	14,275,000	13,512,587
The ADT Corp.,
3.500%, 07/15/2022	6,900,000	6,572,250
The Dow Chemical Co.:
8.550%, 05/15/2019	32,150,000	36,846,504
4.125%, 11/15/2021	835,000	882,285
The Mosaic Co.,
5.450%, 11/15/2033	5,397,000	5,352,777
The Timken Co.,
3.875%, 09/01/2024	18,500,000	18,128,261
The Williams Companies, Inc.:
7.875%, 09/01/2021	1,335,000	1,525,238
3.700%, 01/15/2023	3,000,000	2,895,000
Class A, 7.500%, 01/15/2031	120,000	135,300
7.750%, 06/15/2031	3,500,000	3,990,000
5.750%, 06/24/2044	2,500,000	2,425,000
Thermo Fisher Scientific, Inc.:
3.300%, 02/15/2022	7,000,000	7,111,811
2.950%, 09/19/2026	15,525,000	14,659,481
Time Warner Cable LLC:
6.750%, 07/01/2018	11,000,000	11,743,820
8.750%, 02/14/2019	1,132,000	1,275,701
8.250%, 04/01/2019	35,000	39,329
Time Warner Co., Inc.,
7.250%, 10/15/2017	2,300,000	2,403,111
Time Warner, Inc.:
3.800%, 02/15/2027	3,500,000	3,480,124
7.625%, 04/15/2031	13,375,000	18,139,108
7.700%, 05/01/2032	19,233,000	26,065,542
4.850%, 07/15/2045	12,000,000	12,013,068
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	2,374,432
Transocean, Inc.:
6.500%, 11/15/2020 f	9,500,000	9,405,000
8.125%, 12/15/2021 f	5,500,000	5,500,000
5.550%, 10/15/2022 f	5,000,000	4,387,500
TSMC Global Ltd.,
1.625%, 04/03/2018 (Acquired 03/27/2013 through 03/14/2016, Cost $37,150,742) * f	37,405,000	37,261,963
TTX Co.:
4.650%, 06/15/2044 (Acquired 11/07/2016, Cost $8,231,651) *	7,710,000	7,742,775
3.900%, 02/01/2045 (Acquired 01/26/2015, Cost $25,121,134) *	25,325,000	22,832,362
Tyco Electronics Group SA,
7.125%, 10/01/2037 f	500,000	651,140
Union Pacific Corp.,
3.375%, 02/01/2035	6,000,000	5,674,458
US Airways Pass Through Trust,
Series 1998-1, Class 981B, 7.350%, 01/30/2018 §	177,936	183,718
Vale Overseas Ltd.:
5.875%, 06/10/2021 f	18,000,000	18,855,000
4.375%, 01/11/2022 f	2,700,000	2,652,750
6.250%, 08/10/2026 f	11,000,000	11,440,000
8.250%, 01/17/2034 f	425,000	468,562
6.875%, 11/10/2039 f	13,425,000	13,055,813
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/2023 (Acquired 05/12/2015, Cost $5,080,300) * f	5,000,000	3,775,000
Valero Energy Corp.:
9.375%, 03/15/2019	19,606,000	22,578,270
3.400%, 09/15/2026	17,500,000	16,765,245
6.625%, 06/15/2037	5,000,000	5,851,820
Verisk Analytics, Inc.,
4.000%, 06/15/2025	10,000,000	10,140,390
Verizon Communications, Inc.:
6.400%, 09/15/2033	35,175,000	42,439,130
4.272%, 01/15/2036	19,649,000	18,806,569
Viacom, Inc.,
2.750%, 12/15/2019	10,000,000	9,986,930
Viterra, Inc.,
5.950%, 08/01/2020 (Acquired 03/18/2015, Cost $7,531,627) * f	7,000,000	7,599,270
Vodafone Group PLC:
1.250%, 09/26/2017 f	15,000,000	14,972,175
6.150%, 02/27/2037 f	3,000,000	3,364,104
Vulcan Materials Co.:
7.000%, 06/15/2018	2,435,000	2,599,362
7.500%, 06/15/2021	16,763,000	19,738,433
4.500%, 04/01/2025	3,000,000	3,135,000
7.150%, 11/30/2037	500,000	597,500
Wabtec Corp/DE,
3.450%, 11/15/2026 (Acquired 10/31/2016 through 11/07/2016, Cost $26,946,928) *	26,925,000	25,881,979
Walgreen Co.,
5.250%, 01/15/2019	2,482,000	2,626,797
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	8,060,000	8,211,294
3.100%, 06/01/2023	10,000,000	9,933,910
3.800%, 11/18/2024	10,000,000	10,177,750
3.450%, 06/01/2026	7,000,000	6,871,207
Waste Management, Inc.,
3.900%, 03/01/2035	5,000,000	4,970,990
Weatherford International Ltd.,
4.500%, 04/15/2022 f	5,020,000	4,354,850
Western Gas Partners LP,
5.375%, 06/01/2021	18,000,000	19,360,008
WestRock MWV LLC:
7.375%, 09/01/2019	6,650,000	7,503,687
9.750%, 06/15/2020	1,060,000	1,276,629
8.200%, 01/15/2030	3,012,000	3,932,094
Weyerhaeuser Co.,
7.375%, 10/01/2019	11,865,000	13,319,483
Williams Partners LP:
5.250%, 03/15/2020	2,000,000	2,136,838
6.300%, 04/15/2040	1,590,000	1,697,152
Williams Partners LP / ACMP Finance Corp.,
6.125%, 07/15/2022	300,000	309,430
Woodside Finance Ltd.,
3.650%, 03/05/2025 (Acquired 02/26/2015, Cost $14,991,300) * f	15,000,000	14,653,260
WPX Energy, Inc.,
6.000%, 01/15/2022	4,000,000	4,100,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023 (Acquired 05/15/2013, Cost $4,000,000) *	4,000,000	3,808,760
Xerox Corp.,
6.750%, 02/01/2017	10,517,000	10,554,987
Yara International ASA:
7.875%, 06/11/2019 (Acquired 12/03/2012 through 10/31/2013, Cost $6,571,069) * f	5,880,000	6,574,299
3.800%, 06/06/2026 (Acquired 06/01/2016 through 07/13/2016, Cost $20,421,408) * f	20,000,000	19,605,320
Zoetis, Inc.:
3.450%, 11/13/2020	11,885,000	12,198,300
3.250%, 02/01/2023	24,276,000	24,222,933
4.500%, 11/13/2025	16,000,000	16,962,368
		3,349,787,541	25.9%
Utilities
Appalachian Power Co.,
Class P, 6.700%, 08/15/2037	1,275,000	1,633,833
Arizona Public Service Co.,
8.750%, 03/01/2019	1,150,000	1,307,290
Berkshire Hathaway Energy Co.,
3.500%, 02/01/2025	7,000,000	7,138,691
CMS Energy Corp.,
5.050%, 03/15/2022	1,000,000	1,095,480
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	7,972,871
Dominion Resources, Inc./VA:
2.500%, 12/01/2019	5,225,000	5,280,840
Class B, 5.950%, 06/15/2035	1,880,000	2,172,426
Edison International,
2.950%, 03/15/2023	5,000,000	4,941,225
EDP Finance BV:
4.900%, 10/01/2019 (Acquired 02/04/2015, Cost $1,625,671) * f	1,564,000	1,638,890
4.125%, 01/15/2020 (Acquired 03/03/2015 through 03/04/2015, Cost $9,044,960) * f	8,816,000	9,009,247
Enel Finance International NV,
6.000%, 10/07/2039 (Acquired 10/04/2016, Cost $761,901) * f	631,000	704,941
Exelon Corp.:
3.950%, 06/15/2025	6,050,000	6,219,624
3.400%, 04/15/2026	9,600,000	9,419,308
5.100%, 06/15/2045	5,875,000	6,245,131
Exelon Generation Co. LLC:
6.200%, 10/01/2017	4,350,000	4,496,082
5.600%, 06/15/2042	6,100,000	5,647,709
FORTIS, Inc.,
3.055%, 10/04/2026 (Acquired 09/29/2016, Cost $14,150,000) * f	14,150,000	13,234,170
IPALCO Enterprises, Inc.,
5.000%, 05/01/2018	1,000,000	1,032,500
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,506,356
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (Acquired 05/09/2011 through 05/23/2012, Cost $2,804,445) * f	2,800,000	2,991,934
National Rural Utilities Cooperative Finance Corp.:
2.300%, 11/15/2019	5,000,000	5,035,315
2.850%, 01/27/2025	9,125,000	8,967,238
NextEra Energy Capital Holdings, Inc.,
Class D, 7.300%, 09/01/2067 ∞	2,600,000	2,597,400
PSEG Power LLC,
3.000%, 06/15/2021	26,550,000	26,631,562
Public Service Co. of New Mexico,
7.950%, 05/15/2018	6,553,000	7,074,304
RGS I&M Funding Corp.,
Class F*, 9.820%, 06/07/2022	145,317	147,391
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	7,325,000	7,250,483
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $5,958,960) * f	6,000,000	6,285,048
The Southern Co.,
2.950%, 07/01/2023	17,400,000	17,175,366
		175,852,655	1.4%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018 (Acquired 10/23/2013 through 10/24/2014, Cost $6,786,406) * f	6,750,000	6,803,190
2.450%, 06/04/2020 (Acquired 05/28/2015, Cost $12,771,840) * f	12,800,000	12,729,037
4.750%, 07/28/2025 (Acquired 07/21/2015 through 11/21/2016, Cost $18,607,011) * f	18,500,000	18,717,542
4.800%, 04/18/2026 (Acquired 04/11/2016 through 11/30/2016, Cost $19,736,228) * f	19,600,000	19,985,708
AIA Group Ltd.,
3.200%, 03/11/2025 (Acquired 03/04/2015, Cost $8,988,570) * f	9,000,000	8,686,449
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (Acquired 11/10/2011, Cost $2,118,528) *	2,000,000	2,551,546
Ally Financial, Inc.:
5.500%, 02/15/2017	7,275,000	7,302,281
3.600%, 05/21/2018	7,000,000	7,052,500
3.250%, 11/05/2018	8,000,000	8,010,000
8.000%, 12/31/2018	1,206,000	1,316,048
3.750%, 11/18/2019	18,200,000	18,277,896
5.125%, 09/30/2024	3,000,000	3,052,500
American Express Credit Corp.,
1.396%, 08/15/2019 ∞	7,450,000	7,463,693
American International Group, Inc.:
6.400%, 12/15/2020	3,500,000	3,985,044
4.875%, 06/01/2022	25,351,000	27,702,939
3.750%, 07/10/2025	11,400,000	11,473,576
3.875%, 01/15/2035	5,000,000	4,696,670
6.820%, 11/15/2037	4,173,000	5,251,007
AmSouth Bancorporation,
6.750%, 11/01/2025	860,000	987,137
ANZ New Zealand (Int'l) Ltd./London:
1.750%, 03/29/2018 (Acquired 03/24/2015, Cost $6,149,262) * f	6,150,000	6,139,834
2.750%, 02/03/2021 (Acquired 01/27/2016, Cost $9,989,300) * f	10,000,000	10,009,490
2.125%, 07/28/2021 (Acquired 07/21/2016, Cost $16,485,150) * f	16,500,000	16,053,543
Aon PLC,
3.875%, 12/15/2025 f	14,490,000	14,769,440
Australia & New Zealand Banking Group Ltd./New York NY:
1.600%, 07/15/2019 f	5,000,000	4,935,790
3.700%, 11/16/2025 f	2,875,000	2,984,759
Australia and New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (Acquired 03/12/2014, Cost $8,987,760) * f	9,000,000	9,215,613
Banco Santander (Brasil) SA/Cayman Islands,
4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $994,140) * f	1,000,000	1,002,070
Bank of America Corp.:
6.875%, 04/25/2018	1,250,000	1,328,638
7.625%, 06/01/2019	7,735,000	8,691,943
2.625%, 10/19/2020	4,500,000	4,502,569
2.625%, 04/19/2021	17,500,000	17,379,915
3.300%, 01/11/2023	22,450,000	22,524,983
3.248%, 10/21/2027	6,000,000	5,728,200
7.750%, 05/14/2038	725,000	998,183
Bank of Montreal,
1.900%, 08/27/2021 f	26,450,000	25,630,685
BanPonce Trust I,
Class A, 8.327%, 02/01/2027	2,310,000	2,185,207
Barclays PLC:
2.750%, 11/08/2019 f	7,000,000	6,981,520
2.875%, 06/08/2020 f	6,000,000	5,949,318
3.250%, 01/12/2021 f	25,000,000	25,024,350
3.200%, 08/10/2021 f	10,000,000	9,883,910
3.650%, 03/16/2025 f	8,000,000	7,734,576
BB&T Corp.:
2.450%, 01/15/2020	15,000,000	15,117,555
2.625%, 06/29/2020	13,000,000	13,101,842
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	3,684,639
BNP Paribas SA:
5.000%, 01/15/2021 f	5,000,000	5,454,845
3.250%, 03/03/2023 f	4,000,000	4,036,488
BNZ International Funding Ltd./London:
2.350%, 03/04/2019 (Acquired 09/03/2014 through 11/03/2014, Cost $13,750,633) * f	13,775,000	13,824,177
2.750%, 03/02/2021 (Acquired 02/23/2016, Cost $18,736,875) * f	18,750,000	18,783,881
BPCE SA:
2.500%, 12/10/2018 f	5,500,000	5,548,257
2.250%, 01/27/2020 f	4,000,000	3,968,616
5.700%, 10/22/2023 (Acquired 10/21/2014 through 11/21/2016, Cost $32,922,773) * f	31,200,000	32,800,030
5.150%, 07/21/2024 (Acquired 05/10/2016 through 12/14/2016, Cost $27,133,597) * f	26,500,000	26,940,059
Caisse Centrale Desjardins:
1.550%, 09/12/2017 (Acquired 07/07/2015, Cost $6,003,506) * f	6,000,000	6,002,574
1.552%, 01/29/2018 (Acquired 01/26/2015 through 03/08/2016, Cost $29,174,288) ∞ * f	29,175,000	29,145,271
Canadian Imperial Bank of Commerce/Canada,
1.600%, 09/06/2019 f	8,475,000	8,394,335
Capital One Bank (USA) NA,
3.375%, 02/15/2023	32,638,000	32,331,594
Capital One Financial Corp.,
2.450%, 04/24/2019	3,975,000	4,000,170
Capital One NA/Mclean VA:
1.650%, 02/05/2018	8,400,000	8,383,687
1.850%, 09/13/2019	5,000,000	4,943,165
CIT Group, Inc.:
4.250%, 08/15/2017	1,000,000	1,013,750
5.500%, 02/15/2019 (Acquired 02/02/2012, Cost $500,000) *	500,000	527,500
5.000%, 08/01/2023	5,000,000	5,162,500
Citigroup, Inc.:
1.700%, 04/27/2018	12,650,000	12,622,120
2.050%, 12/07/2018	12,550,000	12,548,594
2.400%, 02/18/2020	8,000,000	7,983,768
2.350%, 08/02/2021	8,125,000	7,947,867
2.361%, 09/01/2023 ∞	8,000,000	8,159,064
3.700%, 01/12/2026	4,700,000	4,675,804
Citizens Bank NA/Providence RI:
2.450%, 12/04/2019	36,000,000	36,121,068
2.550%, 05/13/2021	6,175,000	6,137,092
CNA Financial Corp.:
7.350%, 11/15/2019	1,175,000	1,332,595
5.875%, 08/15/2020	6,839,000	7,554,982
5.750%, 08/15/2021	9,177,000	10,251,599
7.250%, 11/15/2023	7,400,000	8,747,784
4.500%, 03/01/2026	20,750,000	21,699,105
CNO Financial Group, Inc.:
4.500%, 05/30/2020	5,000,000	5,125,000
5.250%, 05/30/2025	18,640,000	18,616,700
Comerica Bank:
5.200%, 08/22/2017	5,980,000	6,114,323
4.000%, 07/27/2025	21,425,000	21,449,531
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 08/16/2012, Cost $6,113,532) * f	5,900,000	6,338,417
Compass Bank:
2.750%, 09/29/2019	38,994,000	38,781,755
3.875%, 04/10/2025	18,725,000	17,819,478
Cooperatieve Rabobank UA:
3.875%, 02/08/2022 f	4,150,000	4,381,628
3.750%, 07/21/2026 f	23,000,000	22,545,704
Cooperatieve Rabobank UA/NY,
1.700%, 03/19/2018 f	5,250,000	5,250,462
Credit Mutuel - CIC Home Loan SFH,
1.500%, 11/16/2017 (Acquired 11/08/2012, Cost $4,981,300) * f	5,000,000	4,991,205
Credit Suisse AG/New York NY:
1.700%, 04/27/2018 f	5,800,000	5,787,217
5.300%, 08/13/2019 f	6,966,000	7,516,544
3.000%, 10/29/2021 f	12,600,000	12,720,393
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 09/15/2022 f	8,500,000	8,575,378
3.750%, 03/26/2025 f	15,000,000	14,772,030
4.550%, 04/17/2026 f	5,000,000	5,192,875
Deutsche Bank AG:
2.950%, 08/20/2020 f	8,625,000	8,490,614
3.125%, 01/13/2021 f	9,500,000	9,340,391
3.375%, 05/12/2021 f	7,650,000	7,572,643
4.250%, 10/14/2021 (Acquired 10/07/2016, Cost $14,570,482) * f	14,575,000	14,631,201
Deutsche Bank AG/London:
1.512%, 02/13/2017 ∞ f	9,729,000	9,726,685
1.582%, 02/13/2018 ∞ f	9,000,000	8,943,624
1.875%, 02/13/2018 f	8,494,000	8,445,261
Discover Bank/Greenwood DE:
8.700%, 11/18/2019	3,237,000	3,675,296
3.100%, 06/04/2020	12,000,000	12,143,832
Discover Financial Services,
3.950%, 11/06/2024	25,000,000	24,776,525
Fifth Third Bancorp:
2.150%, 08/20/2018	7,200,000	7,245,490
2.875%, 07/27/2020	9,250,000	9,351,750
First Horizon National Corp.,
3.500%, 12/15/2020	13,861,000	13,987,246
First Tennessee Bank NA,
2.950%, 12/01/2019	12,000,000	12,029,760
FMR LLC:
4.950%, 02/01/2033 (Acquired 01/29/2013 through 12/23/2014, Cost $4,391,844) *	4,235,000	4,386,151
6.500%, 12/14/2040 (Acquired 04/04/2013 through 10/28/2013, Cost $2,259,712) *	1,820,000	2,241,827
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 f	24,096,000	24,084,506
Genworth Holdings, Inc.,
7.625%, 09/24/2021	1,000,000	922,500
Goldman Sachs Capital I,
6.345%, 02/15/2034	125,000	148,618
Highmark, Inc.,
4.750%, 05/15/2021 (Acquired 07/30/2014, Cost $7,841,853) *	7,800,000	7,918,739
HSBC Bank USA NA/New York NY,
6.000%, 08/09/2017	2,720,000	2,792,240
HSBC Finance Corp.,
6.676%, 01/15/2021	32,693,000	36,748,272
HSBC Holdings PLC:
3.400%, 03/08/2021 f	9,100,000	9,253,599
2.650%, 01/05/2022 f	4,000,000	3,905,044
3.600%, 05/25/2023 f	6,000,000	6,034,788
HSBC USA, Inc.,
2.350%, 03/05/2020	2,750,000	2,728,495
Humana, Inc.,
7.200%, 06/15/2018	800,000	859,946
Huntington Bancshares Inc./OH:
3.150%, 03/14/2021	17,100,000	17,341,093
2.300%, 01/14/2022	15,225,000	14,766,499
ING Bank NV:
2.050%, 08/17/2018 (Acquired 08/10/2015, Cost $4,122,484) * f	4,125,000	4,128,407
2.450%, 03/16/2020 (Acquired 03/10/2015, Cost $9,257,656) * f	9,275,000	9,273,071
2.750%, 03/22/2021 (Acquired 03/15/2016, Cost $9,166,100) * f	9,175,000	9,214,333
5.000%, 06/09/2021 (Acquired 10/12/2011, Cost $2,468,800) * f	2,500,000	2,735,678
5.800%, 09/25/2023 (Acquired 01/14/2014 through 04/29/2016, Cost $20,817,628) * f	19,180,000	21,074,773
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,500,000	5,540,563
iStar, Inc.,
5.850%, 03/15/2017	675,000	678,038
Jefferies Group LLC,
6.450%, 06/08/2027	1,000,000	1,096,717
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (Acquired 08/26/2010 through 07/13/2016, Cost $20,441,013) *	17,115,000	20,226,404
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,500,000	3,491,761
4.250%, 10/15/2020	8,100,000	8,571,712
2.295%, 08/15/2021	22,000,000	21,592,428
4.350%, 08/15/2021	2,400,000	2,567,508
4.500%, 01/24/2022	4,400,000	4,745,096
3.200%, 01/25/2023	5,350,000	5,409,545
2.112%, 10/24/2023 ∞	10,000,000	10,199,690
3.125%, 01/23/2025	21,850,000	21,359,577
KEB Hana Bank,
1.750%, 10/18/2019 (Acquired 10/12/2016, Cost $16,696,065) * f	16,750,000	16,561,412
Kemper Corp.,
6.000%, 05/15/2017	1,000,000	1,014,787
KeyBank NA/Cleveland OH:
4.625%, 06/15/2018	2,670,000	2,743,689
2.250%, 03/16/2020	9,425,000	9,385,443
3.400%, 05/20/2026	21,575,000	20,950,857
KeyCorp,
2.900%, 09/15/2020	17,200,000	17,403,872
Kookmin Bank,
1.625%, 07/14/2017 (Acquired 07/07/2014, Cost $4,985,900) * f	5,000,000	4,993,085
LeasePlan Corp. NV:
3.000%, 10/23/2017 (Acquired 10/15/2012 through 02/07/2013, Cost $10,009,712) * f	10,000,000	10,071,720
2.500%, 05/16/2018 (Acquired 09/24/2014 through 08/27/2015, Cost $27,294,366) * f	27,204,000	27,243,555
2.875%, 01/22/2019 (Acquired 10/14/2015, Cost $4,996,900) * f	5,000,000	4,998,420
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035 (Acquired 09/29/2008 through 04/16/2013, Cost $699,672) *	700,000	836,382
10.750%, 06/15/2058 (Acquired 05/21/2008 through 05/06/2009, Cost $751,629) ∞ *	900,000	1,350,000
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $240,187) *	375,000	460,288
Lincoln National Corp.:
8.750%, 07/01/2019	3,490,000	4,015,531
6.050%, 04/20/2067 ∞	930,000	716,100
Lloyds Bank PLC:
5.800%, 01/13/2020 (Acquired 01/05/2010 through 01/19/2012, Cost $6,379,553) * f	6,350,000	6,924,548
2.400%, 03/17/2020 f	6,700,000	6,682,439
Macquarie Bank Ltd.:
1.516%, 10/27/2017 (Acquired 10/22/2014, Cost $8,000,000) ∞ * f	8,000,000	8,008,872
1.600%, 10/27/2017 (Acquired 10/22/2014, Cost $7,595,364) * f	7,600,000	7,599,514
2.400%, 01/21/2020 (Acquired 01/14/2015, Cost $12,971,400) * f	13,000,000	12,882,740
Macquarie Group Ltd.:
4.875%, 08/10/2017 (Acquired 10/30/2014, Cost $1,017,923) * f	1,000,000	1,017,568
7.625%, 08/13/2019 (Acquired 12/15/2014, Cost $2,761,892) * f	2,467,000	2,766,943
Manufacturers & Traders Trust Co.:
6.625%, 12/04/2017	1,120,000	1,169,232
2.100%, 02/06/2020	8,000,000	7,977,608
1.971%, 12/28/2020 ∞	9,483,000	9,424,139
Manulife Financial Corp.:
4.900%, 09/17/2020 f	2,784,000	2,986,517
4.150%, 03/04/2026 f	23,875,000	24,925,810
Marsh & McLennan Companies, Inc.:
4.800%, 07/15/2021	1,000,000	1,086,986
3.300%, 03/14/2023	6,875,000	6,986,884
3.750%, 03/14/2026	9,225,000	9,397,987
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023 (Acquired 10/10/2012, Cost $3,963,100) *	3,184,000	3,781,042
8.875%, 06/01/2039 (Acquired 10/03/2012 through 10/31/2016, Cost $52,325,279) *	34,455,000	51,722,433
MBIA Insurance Corp.,
12.140%, 01/15/2033 (Acquired 01/11/2008, Cost $700,000) *	700,000	322,000
MetLife Capital Trust IV,
7.875%, 12/15/2037 (Acquired 03/26/2012 through 04/05/2013, Cost $1,040,722) *	900,000	1,084,950
MetLife, Inc.:
7.717%, 02/15/2019	1,157,000	1,294,270
4.875%, 11/13/2043	3,375,000	3,653,977
4.050%, 03/01/2045	6,400,000	6,137,274
4.600%, 05/13/2046	2,625,000	2,763,424
Metropolitan Life Global Funding I,
3.875%, 04/11/2022 (Acquired 12/18/2012, Cost $1,578,268) *	1,500,000	1,585,058
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021 f	10,000,000	10,066,750
2.190%, 09/13/2021 f	20,000,000	19,449,240
Mitsubishi UFJ Trust & Banking Corp.,
2.450%, 10/16/2019 (Acquired 07/12/2016, Cost $10,173,539) * f	10,000,000	10,011,400
Mizuho Bank Ltd.:
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $1,847,447) * f	1,850,000	1,846,777
2.650%, 09/25/2019 (Acquired 09/18/2014, Cost $4,991,400) * f	5,000,000	5,034,270
2.400%, 03/26/2020 (Acquired 03/19/2015, Cost $19,974,800) * f	20,000,000	19,854,360
Morgan Stanley:
6.625%, 04/01/2018	1,275,000	1,348,348
7.300%, 05/13/2019	4,675,000	5,209,250
2.375%, 07/23/2019	2,000,000	2,005,698
5.625%, 09/23/2019	10,100,000	10,947,996
2.650%, 01/27/2020	7,000,000	7,032,970
3.750%, 02/25/2023	1,000,000	1,027,144
2.282%, 10/24/2023 ∞	10,000,000	10,111,110
3.700%, 10/23/2024	5,000,000	5,059,560
4.000%, 07/23/2025	2,500,000	2,562,542
3.875%, 01/27/2026	7,000,000	7,070,742
3.125%, 07/27/2026	13,175,000	12,587,079
MUFG Americas Holdings Corp.:
2.250%, 02/10/2020	7,000,000	6,925,429
3.500%, 06/18/2022	1,150,000	1,175,791
National Australia Bank Ltd./New York:
1.875%, 07/23/2018 f	6,000,000	6,008,316
2.500%, 07/12/2026 f	17,000,000	15,785,860
Nationwide Building Society:
2.350%, 01/21/2020 (Acquired 01/12/2015, Cost $13,770,454) *	13,775,000	13,742,215
3.900%, 07/21/2025 (Acquired 07/14/2015, Cost $8,069,463) *	8,100,000	8,335,135
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 02/05/2015 through 05/08/2015, Cost $16,198,366) *	14,788,000	16,152,060
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033 (Acquired 10/13/2009, Cost $91,322) *	100,000	134,078
9.375%, 08/15/2039 (Acquired 10/06/2015 through 08/26/2016, Cost $25,818,324) *	16,803,000	25,379,570
Navient Corp.,
5.625%, 08/01/2033	50,000	41,250
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024 (Acquired 11/07/2012, Cost $4,012,290) *	3,200,000	3,870,851
New York Life Insurance Co.,
6.750%, 11/15/2039 (Acquired 04/06/2016 through 10/12/2016, Cost $32,717,730) *	24,227,000	31,865,894
Nippon Life Insurance Co.,
5.000%, 10/18/2042 (Acquired 10/11/2012, Cost $2,000,000) ∞ * f	2,000,000	2,070,000
Nomura Holdings, Inc.:
2.750%, 03/19/2019 f	11,268,000	11,374,640
6.700%, 03/04/2020 f	2,525,000	2,822,054
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (Acquired 03/10/2015, Cost $16,000,000) *	16,000,000	15,611,408
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,000,000	1,011,984
3.125%, 05/15/2023	3,550,000	3,530,621
Principal Life Global Funding II,
2.200%, 04/08/2020 (Acquired 03/31/2015, Cost $7,989,440) *	8,000,000	7,940,104
Protective Life Corp.,
7.375%, 10/15/2019	5,360,000	6,070,875
Protective Life Global Funding,
2.700%, 11/25/2020 (Acquired 11/19/2015, Cost $10,715,562) *	10,725,000	10,740,626
Prudential Financial, Inc.,
6.000%, 12/01/2017	384,000	398,957
Raymond James Financial, Inc.:
8.600%, 08/15/2019	14,527,000	16,665,781
4.950%, 07/15/2046	15,000,000	14,279,925
Regions Bank/Birmingham AL,
7.500%, 05/15/2018	15,864,000	16,995,563
Regions Financial Corp.,
3.200%, 02/08/2021	30,600,000	31,032,990
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (Acquired 01/07/2015, Cost $13,952,260) *	14,000,000	13,915,076
2.375%, 05/04/2020 (Acquired 04/27/2015 through 11/08/2016, Cost $23,762,240) *	23,750,000	23,482,361
3.050%, 01/20/2021 (Acquired 01/12/2016, Cost $10,941,403) *	10,954,000	11,041,205
Royal Bank of Canada,
1.138%, 10/13/2017 ∞ f	7,000,000	6,997,627
Santander Bank NA,
8.750%, 05/30/2018	7,034,000	7,570,596
Santander Issuances SAU,
5.179%, 11/19/2025 f	6,150,000	6,207,828
Santander UK Group Holdings PLC,
2.875%, 08/05/2021 f	12,000,000	11,734,260
Santander UK PLC:
5.000%, 11/07/2023 (Acquired 10/31/2013 through 09/14/2016, Cost $26,893,427) * f	25,575,000	26,018,061
4.000%, 03/13/2024 f	7,700,000	8,007,092
Simon Property Group LP,
1.500%, 02/01/2018 (Acquired 12/10/2012, Cost $11,962,200) *	12,000,000	11,994,528
Societe Generale SA:
5.200%, 04/15/2021 (Acquired 09/20/2011 through 02/13/2013, Cost $10,010,234) * f	10,100,000	11,088,033
5.000%, 01/17/2024 (Acquired 01/14/2014, Cost $2,972,790) * f	3,000,000	3,046,335
4.250%, 04/14/2025 (Acquired 04/08/2015, Cost $6,201,657) * f	6,300,000	6,111,624
4.750%, 11/24/2025 (Acquired 11/17/2015, Cost $10,759,176) * f	10,800,000	10,864,130
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	5,000,000	4,934,395
Springleaf Finance Corp.,
6.900%, 12/15/2017	1,000,000	1,042,800
Standard Chartered PLC:
1.700%, 04/17/2018 (Acquired 04/13/2015, Cost $9,988,900) * f	10,000,000	9,928,000
2.100%, 08/19/2019 (Acquired 08/16/2016 through 11/17/2016, Cost $18,600,526) * f	18,685,000	18,471,487
3.050%, 01/15/2021 (Acquired 01/12/2016, Cost $13,971,720) * f	14,000,000	13,983,172
5.700%, 03/26/2044 (Acquired 03/21/2014 through 05/01/2014, Cost $14,101,282) * f	14,000,000	13,982,402
Stifel Financial Corp.:
3.500%, 12/01/2020	5,000,000	5,013,875
4.250%, 07/18/2024	13,115,000	13,024,926
Sumitomo Mitsui Banking Corp.:
1.950%, 07/23/2018 f	4,000,000	3,997,160
2.250%, 07/11/2019 f	12,050,000	12,035,974
2.450%, 01/16/2020 f	12,200,000	12,149,528
3.000%, 01/18/2023 f	2,500,000	2,474,860
SunTrust Bank/Atlanta GA:
7.250%, 03/15/2018	5,682,000	6,027,216
3.300%, 05/15/2026	28,734,000	27,733,913
SunTrust Banks, Inc.,
2.900%, 03/03/2021	15,000,000	15,211,875
Swedbank AB,
2.650%, 03/10/2021 (Acquired 03/03/2016, Cost $7,016,851) * f	7,025,000	7,023,082
Synchrony Financial:
3.750%, 08/15/2021	16,650,000	17,113,153
4.250%, 08/15/2024	33,225,000	33,821,322
4.500%, 07/23/2025	4,600,000	4,724,964
TD Ameritrade Holding Corp.,
5.600%, 12/01/2019	1,000,000	1,098,579
The Bank of Nova Scotia:
1.700%, 06/11/2018 f	15,325,000	15,330,256
4.500%, 12/16/2025 f	8,048,000	8,267,606
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.350%, 02/23/2017 (Acquired 02/14/2012, Cost $5,996,640) * f	6,000,000	6,007,638
2.300%, 03/05/2020 (Acquired 02/25/2015, Cost $7,844,819) * f	7,850,000	7,762,865
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,250,000	2,381,036
The Chubb Corp.,
6.375%, 04/15/2037 ∞	1,320,000	1,240,800
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	3,000,000	3,125,226
6.150%, 04/01/2018	6,500,000	6,837,447
7.500%, 02/15/2019	1,825,000	2,023,160
2.550%, 10/23/2019	4,000,000	4,029,368
2.300%, 12/13/2019	12,450,000	12,435,869
5.250%, 07/27/2021	1,000,000	1,095,990
2.350%, 11/15/2021	10,000,000	9,715,600
5.750%, 01/24/2022	15,100,000	16,975,647
2.537%, 11/29/2023 ∞	10,000,000	10,310,070
3.500%, 01/23/2025	9,250,000	9,126,966
6.750%, 10/01/2037	300,000	370,454
The Guardian Life Insurance Co. of America:
7.375%, 09/30/2039 (Acquired 08/27/2015, Cost $8,413,642) *	6,507,000	8,675,295
4.875%, 06/19/2064 (Acquired 06/16/2014, Cost $2,989,950) *	3,000,000	2,946,909
The Hartford Financial Services Group, Inc.:
5.375%, 03/15/2017	2,913,000	2,936,589
5.125%, 04/15/2022	6,097,000	6,762,701
8.125%, 06/15/2038 ∞	1,365,000	1,461,915
The Huntington National Bank:
2.000%, 06/30/2018	13,000,000	13,005,616
2.200%, 11/06/2018	5,000,000	5,014,150
2.875%, 08/20/2020	12,000,000	12,106,896
The Toronto-Dominion Bank,
3.625%, 09/15/2031 ∞ f	21,928,000	21,419,928
Torchmark Corp.,
3.800%, 09/15/2022	1,275,000	1,302,984
Trinity Acquisition PLC,
4.400%, 03/15/2026 f	15,776,000	15,969,319
UBS AG/Stamford CT,
1.800%, 03/26/2018 f	14,500,000	14,510,020
UBS Group Funding Jersey Ltd.:
2.437%, 09/24/2020 (Acquired 09/21/2015, Cost $26,350,000) ∞ * f	26,350,000	26,655,159
2.650%, 02/01/2022 (Acquired 10/14/2016 through 11/07/2016, Cost $9,967,450) * f	10,000,000	9,718,950
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	13,271,225
Voya Financial, Inc.:
5.500%, 07/15/2022	22,944,000	25,341,235
3.650%, 06/15/2026	7,102,000	6,944,158
Wells Fargo & Co.:
Class N, 2.150%, 01/30/2020	7,000,000	6,966,925
2.600%, 07/22/2020	8,950,000	9,001,731
2.500%, 03/04/2021	10,000,000	9,925,900
2.117%, 10/31/2023 ∞	10,000,000	10,123,430
3.000%, 02/19/2025	5,000,000	4,803,195
3.000%, 04/22/2026	4,000,000	3,816,928
Wells Fargo Bank NA,
6.000%, 11/15/2017	8,322,000	8,636,505
Westpac Banking Corp.:
1.600%, 08/19/2019 f	15,000,000	14,821,335
4.875%, 11/19/2019 f	636,000	682,478
2.100%, 05/13/2021 f	13,300,000	13,004,142
4.322%, 11/23/2031 ∞ f	10,000,000	10,031,850
Willis North America, Inc.,
7.000%, 09/29/2019	16,003,000	17,804,778
Willis Towers Watson PLC,
5.750%, 03/15/2021 f	20,329,000	22,214,047
		2,941,920,551	22.8%
Total Corporate Bonds		6,467,560,747	50.1%
Taxable Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	659,950
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	20,550,000	20,177,017
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,749,985
7.155%, 03/01/2027	1,700,000	1,967,138
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,608,660
Camden County Improvement Authority,
7.747%, 07/01/2034 (Callable 07/01/2020)	1,100,000	1,258,554
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,644,585
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,500,000	7,836,150
City of Weyauwega WI Sewerage System Revenue,
3.150%, 05/01/2017 (Callable 01/30/2017)	5,700,000	5,698,974
City of Williston ND,
3.100%, 07/15/2025 (Callable 01/20/2017)	8,430,000	8,430,337
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,437,925
County of Contra Costa CA,
5.140%, 06/01/2017	1,300,000	1,315,587
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	1,000,000	1,042,970
Hillsborough City School District:
–%, 09/01/2036 (Callable 09/01/2021)	10,000,000	3,910,600
–%, 09/01/2042 (Callable 09/01/2021)	10,000,000	2,920,100
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/30/2017)	2,205,000	2,166,457
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,625,000	1,626,690
3.750%, 07/01/2034 (Callable 07/01/2023)	5,415,000	5,500,774
New Jersey Economic Development Authority:
1.802%, 06/15/2017	2,370,000	2,378,295
1.802%, 06/15/2017	12,630,000	12,646,419
3.375%, 06/15/2017	13,000,000	13,130,650
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	4,725,000	4,675,198
2.812%, 07/01/2035 (Callable 01/01/2024)	6,340,000	6,262,272
North East Independent School District/TX,
5.240%, 08/01/2027	3,000,000	3,464,760
Port of Oakland,
5.000%, 11/01/2020 (Callable 11/01/2017)	2,900,000	2,985,724
Rhode Island Housing & Mortgage Finance Corp./RI,
2.913%, 10/01/2039 (Callable 10/01/2023)	3,695,000	3,673,606
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	1,825,000	2,228,142
State of Illinois:
5.163%, 02/01/2018	3,000,000	3,070,110
6.200%, 07/01/2021	17,500,000	18,389,000
State Public School Building Authority,
5.000%, 09/15/2027	1,998,000	2,030,348
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,398,492
Town of Davie FL Water & Sewer Revenue,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,131,510
West Allis West Milwaukee School District,
4.000%, 04/01/2020 (Callable 04/01/2018)	15,550,000	15,627,128
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,231,131
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,184,430
		171,459,668	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-94, Class G, 7.500%, 12/25/2019	2,299	2,417
Series 1990-15, Class J, 7.000%, 02/25/2020	4,821	4,973
Series 1991-21, Class J, 7.000%, 03/25/2021	1,615	1,708
Series 1991-43, Class J, 7.000%, 05/25/2021	27,529	29,571
Series 1991-65, Class Z, 6.500%, 06/25/2021	19,829	20,820
Series 1992-129, Class L, 6.000%, 07/25/2022	59,218	63,224
Series 1993-32, Class H, 6.000%, 03/25/2023	15,150	16,165
Series 1993-58, Class H, 5.500%, 04/25/2023	67,752	72,249
Series 2004-90, Class LH, 5.000%, 04/25/2034	1,094,222	1,127,316
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	4,772	4,766
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	29,237	30,657
5.000%, 05/01/2021	53,652	56,227
6.000%, 06/01/2021	11,621	12,365
3.000%, 05/01/2027	7,787,216	7,996,504
6.500%, 12/01/2028	22,232	25,277
6.500%, 06/01/2029	9,677	10,930
3.000%, 10/01/2030	50,230,441	51,630,892
3.500%, 05/01/2032	36,555,481	37,911,769
5.000%, 03/01/2036	5,566,930	6,080,747
5.500%, 04/01/2037	183,083	204,030
5.500%, 04/01/2038	96,385	107,482
5.500%, 05/01/2038	193,149	214,721
5.500%, 01/01/2039	28,086,361	31,633,271
4.500%, 11/01/2039	3,474,513	3,738,205
4.500%, 11/01/2039	1,056,447	1,137,113
4.500%, 08/01/2040	3,374,978	3,631,980
4.500%, 08/01/2040	5,005,652	5,389,500
3.500%, 06/01/2042	8,727,272	8,988,736
3.500%, 07/01/2042	31,549,123	32,491,980
3.000%, 08/01/2042	26,996,154	26,985,154
3.500%, 09/01/2042	19,839,527	20,440,267
3.000%, 11/01/2042	66,831,036	66,803,808
3.000%, 01/01/2043	51,487,950	51,466,983
3.000%, 02/01/2043	8,847,038	8,843,433
3.500%, 02/01/2043	19,242,513	19,823,113
3.000%, 03/01/2043	9,425,090	9,421,250
3.000%, 04/01/2043	16,860,291	16,853,420
3.000%, 04/01/2043	16,645,871	16,639,089
3.000%, 06/01/2043	14,796,978	14,772,624
3.000%, 08/01/2043	32,127,304	32,047,850
3.500%, 08/01/2044	36,484,246	37,418,416
4.000%, 09/01/2044	21,737,447	22,835,820
4.000%, 10/01/2044	30,628,497	32,348,949
4.000%, 02/01/2045	23,734,870	24,939,076
3.500%, 06/01/2045	36,811,982	37,853,861
3.000%, 10/01/2045	45,737,970	45,700,430
3.500%, 01/01/2046	69,841,415	71,730,471
3.500%, 08/01/2046	54,630,728	56,169,678
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	1,858	2,044
Series 136, Class E, 6.000%, 04/15/2021	2,940	3,041
Series 2804, Class VC, 5.000%, 07/15/2021	105,531	107,621
Series 1122, Class G, 7.000%, 08/15/2021	5,153	5,474
Series 1186, Class I, 7.000%, 12/15/2021	9,488	10,391
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	155,288	159,890
3.000%, 04/01/2027	14,506,074	14,918,382
3.500%, 07/01/2027	54,916,919	57,368,866
2.500%, 12/01/2027	21,658,682	21,725,035
5.000%, 05/01/2028	59,175	64,427
3.500%, 07/01/2028	40,614,985	42,364,759
6.500%, 09/01/2028	16,284	18,424
6.500%, 02/01/2029	36,010	40,770
4.500%, 07/01/2030	6,616,747	7,122,679
3.000%, 08/01/2030	40,002,709	41,117,753
4.000%, 11/01/2031	28,191,115	29,908,019
5.500%, 01/01/2032	14,223	15,948
5.000%, 09/01/2033	19,954,791	21,813,878
4.500%, 10/01/2033	36,367,171	39,245,166
4.000%, 01/01/2034	19,183,962	20,364,921
5.500%, 04/01/2034	1,101,042	1,235,034
4.000%, 09/01/2034	28,218,104	29,951,857
5.500%, 09/01/2034	34,584	38,789
5.000%, 02/01/2035	27,752,210	30,388,563
5.000%, 02/01/2035	22,555,797	24,689,239
5.500%, 02/01/2035	16,825	18,868
5.000%, 04/01/2035	1,955,960	2,138,957
5.000%, 07/01/2035	5,706,052	6,261,121
5.000%, 02/01/2036	3,565,475	3,893,805
5.000%, 03/01/2036	1,602,489	1,749,753
5.500%, 04/01/2036	5,440,434	6,085,452
6.000%, 05/01/2038	9,163,986	10,381,544
4.000%, 06/01/2039	16,395,961	17,384,516
4.500%, 01/01/2040	12,011,377	12,955,998
5.000%, 06/01/2040	21,319,449	23,254,884
4.000%, 08/01/2040	1,507,702	1,589,683
4.500%, 08/01/2040	7,309,125	7,875,723
4.500%, 08/01/2040	19,358,022	20,864,775
4.000%, 10/01/2040	2,799,960	2,945,868
4.000%, 12/01/2040	5,009,055	5,309,788
3.500%, 01/01/2041	2,598,264	2,665,067
4.000%, 01/01/2041	5,916,465	6,231,664
3.500%, 02/01/2041	3,034,341	3,129,025
3.500%, 03/01/2041	22,658,073	23,364,957
4.000%, 03/01/2041	10,704,353	11,299,497
4.500%, 07/01/2041	8,812,925	9,478,728
3.500%, 09/01/2041	46,887,955	48,351,560
4.000%, 09/01/2041	4,821,506	5,069,539
3.500%, 11/01/2041	25,662,350	26,462,633
3.500%, 12/01/2041	4,374,593	4,511,063
4.000%, 12/01/2041	21,245,281	22,385,472
4.000%, 01/01/2042	40,342,207	42,492,437
4.500%, 01/01/2042	16,838,415	18,159,965
3.000%, 05/01/2042	4,517,841	4,516,555
3.500%, 05/01/2042	26,161,897	26,985,161
3.500%, 06/01/2042	9,689,748	9,991,415
3.500%, 08/01/2042	15,360,449	15,838,991
3.500%, 09/01/2042	25,133,373	25,912,725
3.000%, 03/01/2043	8,559,612	8,557,167
3.000%, 05/01/2043	35,993,392	35,983,120
3.500%, 05/01/2043	23,132,005	23,845,602
3.000%, 06/01/2043	37,702,712	37,691,960
3.000%, 07/01/2043	22,756,392	22,749,902
4.000%, 07/01/2043	45,843,546	48,420,677
3.000%, 08/01/2043	10,825,955	10,822,874
4.500%, 09/01/2043	11,743,262	12,654,727
4.000%, 01/01/2045	25,129,233	26,505,497
3.500%, 02/01/2045	75,107,508	77,445,482
4.000%, 02/01/2045	33,271,930	35,150,667
4.000%, 03/01/2045	16,001,183	16,905,705
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	26,064	29,670
6.500%, 01/20/2029	12,970	14,932
6.000%, 11/20/2033	18,671	21,677
5.000%, 07/20/2040	1,024,726	1,128,200
3.500%, 10/20/2041	16,666,836	17,374,639
4.000%, 06/20/2042	19,508,885	20,821,984
3.500%, 09/20/2042	12,171,483	12,710,928
3.000%, 04/20/2045	25,998,654	26,361,816
3.500%, 04/20/2045	39,854,952	41,472,062
4.000%, 05/20/2045	31,948,952	34,087,222
3.500%, 06/20/2045	36,514,284	37,997,994
4.500%, 01/20/2046	33,898,593	36,215,210
3.000%, 06/20/2046	18,930,260	19,194,687
		2,222,131,847	17.2%
Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 0.906%, 09/25/2036 ∞	10,143,432	9,519,515
Accredited Mortgage Loan Trust:
Series 2005-4, Class A2D, 1.076%, 12/25/2035 ∞	11,911,520	11,542,138
Series 2007-1, Class A3, 0.886%, 02/25/2037 ∞	6,530,477	6,306,743
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 0.906%, 04/25/2036 ∞	11,953,432	11,647,688
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020	1,163,934	1,159,552
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	298,959	298,662
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 06/29/2015, Cost $13,160) * §	13,354	12,932
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	384,526	372,195
Series 2006-J5, Class 3A1, 4.574%, 07/25/2021 ∞	18,535	17,501
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 §	297,741	300,066
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	8,084,559	8,352,152
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2035	8,968,263	8,618,861
Series 2005-29CB, Class A1, 5.500%, 07/25/2035	4,362,027	4,049,637
Series 2005-49CB, Class A5, 5.500%, 11/25/2035 §	4,191,145	3,776,339
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036	589,458	573,319
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036 §	5,139,738	4,769,358
Series 2006-28CB, Class A17, 6.000%, 10/25/2036	688,150	549,918
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	2,445	2,418
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 0.991%, 01/25/2036 ∞	53,066,608	50,625,061
Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE3,
Series 2006-HE3, Class A1, 0.926%, 03/25/2036 ∞	1,349,549	1,313,470
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE2, Class A1, 0.946%, 03/25/2036 ∞	27,115,824	25,129,516
Banc of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019	7,394	7,415
Series 2004-1, Class 5A2, 5.500%, 02/25/2019	325,853	329,771
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	91,209	91,545
Series 2004-6, Class 4A1, 5.000%, 07/25/2019	2,703,161	2,724,318
Series 2004-8, Class 3A1, 5.500%, 09/25/2019 §	461,285	452,910
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	4,580	4,636
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	411,856	416,300
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	304,723	302,190
Series 2005-8, Class 5A1, 5.500%, 09/25/2020 §	84,047	81,806
Series 2007-1, Class 1A1, 5.779%, 04/25/2022 ∞ §	408,055	391,663
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	3,386,511	3,452,130
Series 2003-11, Class 1A1, 6.000%, 01/25/2034	4,732,848	4,845,360
Series 2004-2, Class 1A1, 6.000%, 03/25/2034	2,850,299	2,984,626
Series 2004-5, Class 1A1, 6.000%, 06/25/2034	10,836,317	11,280,059
Series 2004-6, Class 1A1, 6.000%, 07/25/2034	10,399,306	10,840,027
Series 2004-10, Class 1CB1, 6.000%, 11/25/2034	18,113,128	18,990,091
Series 2004-11, Class 1CB1, 6.000%, 12/25/2034	17,657,163	18,462,333
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035 §	1,225,198	1,114,712
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	25,728	25,076
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035 §	9,111,642	8,866,733
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §	43,855	36,356
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	358,214	311,689
Banc of America Funding Trust:
Series 2005-C, Class A1, 0.979%, 05/20/2035 ∞	12,724,717	11,807,690
Series 2007-C, Class 1A3, 3.096%, 05/20/2036 ∞ §	4,864,437	4,363,574
Series 2007-C, Class 7A5, 1.039%, 05/20/2047 ∞	5,139,279	4,209,532
Bayview Financial Acquisition Trust,
Series 2007-A, Class 1A2, 6.205%, 05/28/2037	490,206	507,649
Bayview Financial Mortgage Pass-Through Trust,
Series 2007-B, Class 1A2, 6.831%, 08/28/2047 ∞	135,686	115,187
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 2.830%, 10/25/2035 ∞	1,562,201	1,504,100
Bear Stearns Asset Backed Securities I Trust:
Series 2006-HE8, Class 21A2, 0.926%, 10/25/2036 ∞	9,823,590	9,418,440
Series 2007-HE5, Class 1A2, 0.936%, 06/25/2047 ∞	11,143,377	10,837,281
Bear Stearns Asset Backed Securities Trust,
Series 2007-2, Class A2, 1.076%, 01/25/2047 ∞	10,119,796	9,790,842
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class A6, 1.136%, 12/25/2035 ∞	13,239,883	12,928,617
Series 2006-NC1, Class A3, 0.966%, 01/25/2036 ∞	4,943,621	4,894,790
Series 2006-OPT1, Class A3, 0.936%, 02/25/2036 ∞	6,601,928	6,476,845
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 2.966%, 01/25/2036 ∞	1,524,195	1,430,961
Series 2006-A1, Class 2A3, 3.085%, 09/25/2036 ∞	1,153,513	1,035,222
Series 2007-A1, Class 2A3, 3.084%, 02/25/2037 ∞	3,278,191	3,273,259
Series 2007-A1, Class 3A1, 3.097%, 02/25/2037 ∞	6,163,841	6,107,269
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	805,036	784,170
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	8,366,272	8,256,734
Series 2007-2, Class 1A3, 6.000%, 02/25/2037	1,818,900	1,717,473
Citicorp Residential Mortgage Trust:
Series 2006-2, Class A4, 5.752%, 09/25/2036 ∞	4,492,154	4,585,666
Series 2006-3, Class A4, 5.703%, 11/25/2036 ∞	2,659,813	2,734,118
Series 2007-1, Class A6, 5.702%, 03/25/2037 ∞	165,243	171,278
Series 2007-2, Class A4, 5.398%, 06/25/2037 ∞	43,000,195	44,204,402
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 2.870%, 10/25/2035 ∞	24,687,716	24,582,310
Series 2005-9, Class 2A2, 5.500%, 11/25/2035	453,079	455,061
Series 2005-9, Class 22A2, 6.000%, 11/25/2035	5,747,532	5,684,870
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028 §	7,057	6,495
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035 ∞	100,257	103,351
Series 2005-10, Class AF6, 4.541%, 02/25/2036 ∞	769,454	788,159
Series 2005-13, Class AF3, 4.787%, 04/25/2036 ∞	1,119,631	976,954
Series 2006-S9, Class A3, 5.728%, 08/25/2036 ∞	53,684	53,621
Series 2006-13, Class 3AV2, 0.734%, 01/25/2037 ∞	11,390,510	11,027,002
Series 2006-13, Class 1AF3, 4.577%, 01/25/2037 ∞	86,745	134,087
Series 2006-10, Class 1AF3, 4.661%, 09/25/2046 ∞ §	950,135	812,730
Series 2007-9, Class 2A3, 0.936%, 06/25/2047 ∞	47,035,274	44,930,413
Series 2007-11, 0.946%, 06/25/2047 ∞	12,463,729	12,001,432
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020	271,421	260,182
Credit-Based Asset Servicing & Securitization LLC:
Series 2005-CB8, Class AF2, 3.986%, 12/25/2035 ∞	947,762	939,021
Series 2007-CB4, Class A1A, 0.674%, 04/25/2037 ∞	5,744,857	5,247,901
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035 ∞	76,731	77,174
Series 2005-7, Class AF6, 4.693%, 10/25/2035 ∞	277,430	284,594
Series 2005-11, Class AF3, 4.724%, 02/25/2036 ∞	8,760,159	8,885,744
Series 2006-14, Class 2A2, 0.906%, 02/25/2037 ∞	8,702,637	8,542,414
Series 2006-9, Class 1AF3, 4.745%, 10/25/2046 ∞ §	386,403	346,449
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036 ∞	19,891	19,653
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust:
Series 2005-1, Class 1A1, 1.256%, 02/25/2035 ∞	9,797,559	9,143,643
Series 2005-3, Class 4A5, 5.250%, 06/25/2035	3,198,788	3,223,924
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 0.956%, 02/25/2036 ∞	14,827,128	14,368,866
Series 2006-FF4, Class A2, 0.946%, 03/25/2036 ∞	4,202,586	4,088,330
Series 2006-FF15, Class A5, 0.916%, 11/25/2036 ∞	22,164,781	20,278,817
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	131,204	130,111
Series 2004-AA1, Class A1, 2.996%, 06/25/2034 ∞	7,449,739	7,262,121
Series 2005-AA2, Class 2A1, 2.776%, 04/25/2035 ∞	3,992,531	3,890,153
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	443,529	391,329
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	494	495
GSAA Home Equity Trust:
Series 2004-6, Class A1, 1.556%, 06/25/2034 ∞	4,150,090	4,010,155
Series 2007-8, Class A3, 1.206%, 08/25/2037 ∞	10,923,508	10,066,809
GSAMP Trust:
Series 2005-AHL2, Class A2C, 0.996%, 12/25/2035 ∞	9,116,665	8,646,757
Series 2006-HE7, Class A2D, 0.986%, 10/25/2046 ∞	1,306,924	1,237,912
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	511,731	502,451
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	3,799,992	3,967,064
Series 2005-AR2, Class 2A1, 3.132%, 04/25/2035 ∞	6,070,947	6,055,848
Home Equity Asset Trust:
Series 2006-4, Class 2A3, 0.926%, 08/25/2036 ∞	241,418	239,993
Series 2007-2, Class 2A2, 0.941%, 07/25/2037 ∞	1,781,423	1,738,790
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 1.026%, 10/25/2035 ∞	11,679,586	11,227,410
HSI Asset Securitization Corp. Trust:
Series 2006-OPT4, Class 2A3, 0.916%, 03/25/2036 ∞	5,266,396	4,997,005
Series 2007-WF1, Class 2A3, 0.926%, 05/25/2037 ∞	14,576,382	14,053,223
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	1,058,749	1,048,271
Series 2006-A1, Class 2A1, 2.972%, 03/25/2036 ∞	125,508	105,102
Series 2006-S3, Class A3A, 6.000%, 08/25/2036 ∞ §	728,551	730,683
Series 2007-S1, Class A1, 1.036%, 04/25/2047 ∞	10,629,321	9,839,881
J.P. Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Class AV5, 0.996%, 11/25/2036 ∞	7,613,610	7,498,329
Series 2007-CH3, Class A3, 0.906%, 03/25/2037 ∞	5,497,729	5,477,848
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 §	105,058	105,323
Series 2006-A2, Class 3A3, 2.884%, 04/25/2036 ∞ §	3,014,426	2,739,011
Series 2006-A2, Class 2A1, 2.912%, 04/25/2036 ∞ §	2,517,932	2,315,994
Series 2006-A7, Class 2A2, 3.186%, 01/25/2037 ∞	3,918,478	3,508,646
Series 2006-A7, Class 2A4R, 3.186%, 01/25/2037 ∞	4,001,521	3,732,607
Series 2007-A2, Class 2A3, 3.100%, 04/25/2037 ∞	8,059,558	7,118,998
Series 2007-A4, Class 2A3, 3.135%, 06/25/2037 ∞ §	9,375,846	8,610,697
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.956%, 01/25/2036 ∞	1,371,492	1,355,817
Luminent Mortgage Trust,
Series 2005-1, Class A1, 1.016%, 11/25/2035 ∞	13,788,529	12,412,948
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	54,118	54,289
Series 2004-5, Class 4A1, 5.500%, 07/25/2019	142,693	145,185
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	375,344	382,428
Series 2003-5, Class 6A1, 6.000%, 08/25/2033	46,204	48,422
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	4,233,644	4,473,764
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	3,324,110	3,523,457
Series 2005-6, Class 1A5, 5.500%, 12/25/2035	3,929,077	3,555,216
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 1.056%, 01/25/2036 ∞	6,024,970	5,920,403
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B, 1.376%, 12/25/2029 ∞	11,365,991	10,856,552
Series 2005-A5, Class A3, 2.830%, 06/25/2035 ∞	4,468,055	4,360,367
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE3, Class A2C, 0.916%, 04/25/2036 ∞	2,187,246	2,179,731
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A1, 0.926%, 03/25/2036 ∞	11,315,006	10,578,306
MortgageIT Trust:
Series 2005-4, Class A1, 1.036%, 10/25/2035 ∞	8,889,581	8,134,256
Series 2005-5, Class A1, 1.016%, 12/25/2035 ∞	7,921,034	7,310,472
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV2, 0.886%, 06/25/2037 ∞	6,209,237	6,176,012
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 0.986%, 12/25/2035 ∞	11,334,202	11,124,626
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-WF1, Class 2A3, 5.100%, 03/25/2035	10,393,594	10,641,829
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4, Class A3, 1.016%, 11/25/2035 ∞	86,415	86,292
RALI Series Trust:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019	599,194	597,201
Series 2004-QS13, Class CB, 5.000%, 09/25/2019	605,537	608,078
Series 2004-QS16, Class 1A1, 5.500%, 12/25/2034	125,961	125,637
Series 2005-QS2, Class A1, 5.500%, 02/25/2035	311,765	305,598
Series 2005-QS5, Class A1, 1.156%, 04/25/2035 ∞ §	3,557,041	2,702,562
Series 2005-QS9, Class A2, 1.256%, 06/25/2035 ∞ §	1,464,868	1,168,285
Series 2005-QS11, Class A2, 1.256%, 07/25/2035 ∞	6,214,001	5,055,293
Series 2005-QA7, Class A22, 3.496%, 07/25/2035 ∞	4,166,665	3,811,648
RAMP Series Trust:
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032 ∞	2,251,547	2,199,295
Series 2003-RS10, Class AI7, 4.850%, 11/25/2033 ∞	6,729	6,754
Series 2006-NC2, Class A2, 0.946%, 02/25/2036 ∞	8,708,150	8,602,860
Series 2006-RS4, Class A3, 0.926%, 07/25/2036 ∞	3,944,336	3,912,653
RASC Series Trust:
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033 ∞	17,242	16,871
Series 2003-KS9, Class AI6, 4.710%, 11/25/2033 ∞	36,996	35,879
Series 2006-EMX2, Class A2, 0.956%, 02/25/2036 ∞	355,840	355,461
Series 2006-EMX2, Class A3, 1.056%, 02/25/2036 ∞	11,596,000	11,290,534
Series 2007-KS1, Class A3, 0.906%, 01/25/2037 ∞	3,461,519	3,214,466
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035	55,641	56,898
Series 2005-2, Class AF6, 4.781%, 08/25/2035	3,021,832	3,091,251
Series 2005-3, Class AF3, 4.814%, 11/25/2035 ∞	1,036,615	1,043,176
Series 2006-2, Class AF3, 5.797%, 08/25/2036 ∞	16,018,443	9,658,848
Series 2006-3, Class AF2, 5.580%, 11/25/2036 ∞	10,626,261	5,915,649
Series 2007-1, Class AF2, 5.512%, 04/25/2037	476,214	219,709
Series 2007-1, Class AF3, 5.612%, 04/25/2037	285,728	134,215
Series 2007-2, Class AF2, 5.675%, 06/25/2037 ∞	1,455,157	674,038
Security National Mortgage Loan Trust,
Series 2005-1A, Class AF1, 4.670%, 02/25/2035 (Acquired 06/29/2015, Cost $489) ∞ *	489	488
SOUNDVIEW HM LN 2006-EQ1,
Series 2006-EQ1, Class A3, 0.916%, 10/25/2036 ∞	23,239,557	22,201,357
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.016%, 12/25/2035 ∞	5,503,302	5,444,724
Series 2006-OPT4, Class 2A3, 0.906%, 06/25/2036 ∞	4,872,788	4,536,076
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 1.426%, 10/25/2035 ∞	3,036,933	2,977,270
Structured Asset Securities Corp.,
Series 2003-31A, Class 2A7, 2.949%, 10/25/2033 ∞	2,459,456	2,471,940
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 ∞	144,290	150,563
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (Acquired 06/21/2016, Cost $14,329,654) ∞ *	13,950,039	14,200,693
Series 2016-2, Class A1, 3.000%, 08/25/2055 (Acquired 05/20/2016, Cost $19,230,599) ∞ *	19,088,518	19,188,544
Series 2016-4, Class A1, 2.250%, 07/25/2056 (Acquired 09/27/2016 through 12/06/2016, Cost $23,389,888) ∞ *	23,318,627	23,077,396
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	26,868	27,145
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	24,080	24,295
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	53,643	54,307
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	4,835	4,902
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	16,995	17,490
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	76,622	78,360
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	5,437,381	5,706,566
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	5,624,410	5,989,763
Series 2005-3, Class 1CB3, 1.206%, 05/25/2035 ∞ §	8,616,249	6,392,335
Series 2005-6, Class 2A4, 5.500%, 08/25/2035 §	11,245,286	10,323,426
Series 2006-AR10, Class 1A1, 2.837%, 09/25/2036 ∞	1,601,586	1,473,558
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037 §	78,038	68,939
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 4A2, 3.075%, 10/25/2035 ∞	3,587,482	3,551,962
Series 2005-16, Class A18, 6.000%, 01/25/2036 §	2,063,531	2,041,432
Series 2006-AR10, Class 5A5, 3.080%, 07/25/2036 ∞ §	10,034,893	9,855,893
Series 2006-AR14, Class 2A3, 3.073%, 10/25/2036 ∞ §	5,071,639	4,719,474
Series 2006-15, Class A1, 6.000%, 11/25/2036 §	7,199,954	7,176,183
Series 2007-4, Class A15, 6.000%, 04/25/2037 §	8,131,618	7,983,807
Series 2007-8, Class 2A8, 6.000%, 07/25/2037 §	7,441,899	7,418,192
		1,029,896,410	8.0%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	5,000,000	5,232,670
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	25,842,000	26,953,178
Series 2013-CR9, Class A3, 4.022%, 07/10/2045 ∞	24,675,000	26,340,084
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	30,063,000	31,009,305
Series 2014-CR18, Class A4, 3.550%, 07/15/2047	5,000,000	5,164,165
Series 2014-CR20, Class ASB, 3.305%, 11/10/2047	22,000,000	22,839,403
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	2,275,000	2,457,517
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	17,924,873	18,917,816
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	41,464,000	41,801,268
Series 2014-GC20, Class AAB, 3.655%, 04/10/2047	22,754,000	23,891,154
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class ASB, 2.437%, 12/15/2047	3,450,000	3,470,427
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A4, 2.694%, 04/15/2046	10,150,000	10,260,766
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	22,075,000	22,331,236
Series 2011-C5, Class A3, 4.171%, 08/15/2046	8,249,880	8,848,228
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	19,950,000	20,206,036
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class A3, 3.928%, 01/15/2047	23,700,000	25,043,008
Series 2014-C25, Class A5, 3.672%, 11/15/2047	34,585,000	36,001,211
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	40,030,000	41,184,717
Series 2012-C6, Class A4, 2.858%, 11/15/2045 ∞	33,435,000	33,967,131
Series 2013-C10, Class A3, 3.969%, 07/15/2046 ∞	44,160,000	46,884,699
Series 2013-C11, Class A3, 3.960%, 08/15/2046	19,100,000	20,269,352
Series 2013-C12, Class A3, 3.973%, 10/15/2046	19,050,000	20,222,743
Series 2015-C25, Class ASB, 3.383%, 10/15/2048	19,192,000	19,572,188
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A3, 3.986%, 07/15/2046	13,600,000	14,480,330
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	15,049,000	15,222,474
Series 2016-C35, Class ASB, 2.788%, 07/15/2048	11,000,000	10,859,235
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/15/2045	12,000,000	12,227,673
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,016,000	19,864,621
Series 2013-C18, Class A4, 3.896%, 12/15/2046	21,950,000	23,201,389
Series 2014-C24, Class A5, 3.607%, 11/15/2047	20,000,000	20,618,608
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	10,500,000	10,967,367
		640,309,999	4.9%
Other Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	8,025,527
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.050%, 01/15/2019	700	709
Series 1998-3, Class A5, 6.220%, 03/01/2030	242,865	257,158
Series 1998-4, Class A5, 6.180%, 04/01/2030	112,865	119,037
Dell Equipment Finance Trust,
Series 2016-1, Class A3, 1.650%, 07/22/2021 (Acquired 07/12/2016, Cost $11,999,688) *	12,000,000	11,991,719
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	30,675,000	30,324,863
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 1.590%, 02/22/2021 (Acquired 07/22/2015 through 10/31/2016, Cost $12,302,973) *	12,300,582	12,293,750
Ford Credit Auto Owner Trust:
Series 2014-2, Class A, 2.310%, 04/15/2026 (Acquired 09/28/2016 through 10/20/2016, Cost $33,598,629) *	32,858,000	33,132,802
Series 2016-1, Class A, 2.310%, 08/15/2027 (Acquired 02/23/2016 through 05/27/2016, Cost $37,663,070) *	37,625,000	37,551,947
Series 2016-2, Class A, 2.030%, 12/15/2027 (Acquired 06/20/2016, Cost $29,264,882) *	29,275,000	28,791,383
Leaf Receivables Funding 11 LLC,
Series 2016-1, Class A3, 2.050%, 06/15/2019 (Acquired 05/18/2016 through 08/05/2016, Cost $18,006,296) *	18,000,000	17,959,660
Navistar Financial Dealer Note Master Owner Trust II,
Series 2015-1, Class A, 2.156%, 06/25/2020 (Acquired 07/22/2015 through 11/22/2016, Cost $34,193,175) ∞ *	34,194,000	34,233,552
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017	18,043	18,279
OneMain Financial Issuance Trust:
Series 2014-2A, Class A, 2.470%, 09/18/2024 (Acquired 02/05/2016 through 02/22/2016, Cost $7,022,718) *	7,044,990	7,047,893
Series 2015-2A, Class A, 2.570%, 07/18/2025 (Acquired 03/22/2016 through 10/19/2016, Cost $8,593,261) *	8,620,000	8,620,303
PFS Financing Corp.,
Series 2016-BA, Class A, 1.870%, 10/15/2021 (Acquired 10/18/2016 through 12/21/2016, Cost $40,196,331) *	40,200,000	39,798,000
Springleaf Funding Trust,
Series 2014-AA, Class A, 2.410%, 12/15/2022 (Acquired 06/11/2015 through 12/03/2015, Cost $11,270,826) *	11,252,736	11,256,873
TCF Auto Receivables Owner Trust:
Series 2015-1A, Class A3, 1.490%, 12/16/2019 (Acquired 06/03/2015 through 07/28/2016, Cost $16,038,512) *	16,037,957	16,044,023
Series 2014-1A, Class A4, 1.560%, 01/15/2020 (Acquired 01/26/2016, Cost $9,392,702) *	9,435,086	9,449,590
Series 2016-1A, Class A3, 1.710%, 04/15/2021 (Acquired 09/14/2016, Cost $38,993,592) *	39,000,000	38,783,936
		345,701,004	2.7%
Total Long-Term Investments (Cost $12,817,241,623)		12,723,740,829	98.5%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	200,414,435	200,414,435
Total Short-Term Investment (Cost $200,414,435)		200,414,435	1.6%
Total Investments (Cost $13,017,656,058)		12,924,155,264	100.1%
Liabilities in Excess of Other Assets		(18,710,220)	(0.1)%
TOTAL NET ASSETS		$12,905,445,044	100.0%
Notes to Schedule of Investments
∞	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
*
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or or may extend only to qualified institutional buyers.  At December 31, 2016, the value of these securities total $2,299,291,855, which represents 17.82% of total net assets.

f	Foreign Security
§	Security in Default
«	7-Day Yield

Baird Short-Term Municipal Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	$100,000	$111,426
State of Alabama Docks Department,
5.000%, 10/01/2022 (Callable 01/30/2017)	25,000	25,069
		136,495	0.2%
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2040 (Callable 06/01/2021)	40,000	40,740	0.1%

Arizona
Arizona Health Facilities Authority,
4.625%, 07/01/2019	30,000	32,129
Arizona State University,
6.000%, 07/01/2026 (Pre-refunded to 07/01/2018)	250,000	267,655
Arizona Transportation Board:
5.000%, 07/01/2017	25,000	25,502
5.000%, 07/01/2025 (Pre-refunded to 07/01/2019)	250,000	271,553
BluePath 2016-1 TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021)	250,000	230,790
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	50,000	54,942
City of Winslow AZ Wastewater System Revenue,
2.000%, 07/01/2019 (Insured by AGM)	25,000	25,067
Festival Ranch Community Facilities District,
2.000%, 07/15/2018 (Insured by BAM)	25,000	25,143
Maricopa County Industrial Development Authority:
2.550%, 07/01/2021	185,000	180,689
2.625%, 07/01/2021	100,000	97,083
Scottsdale Mountain Community Facilities District,
4.600%, 07/15/2017 (Callable 01/30/2017)	100,000	100,199
The Industrial Development Authority of the City of Phoenix,
0.690%, 11/15/2052 (Optional Put Date 01/31/2017)(1)	1,000,000	1,000,000
The Industrial Development Authority of the County of Pima,
4.950%, 10/01/2020	245,000	262,035
Vistancia Community Facilities District,
5.000%, 07/15/2021 (Callable 07/15/2020)	150,000	166,063
		2,738,850	4.7%
Arkansas
City of Jacksonville AR Wastewater Revenue,
4.000%, 12/01/2025 (Callable 06/01/2021)	110,000	116,746
City of Little Rock AR,
2.000%, 03/01/2038 (Callable 03/01/2021)	150,000	149,174
City of Rogers AR,
2.125%, 11/01/2029 (Callable 11/01/2021)	70,000	69,603
City of Van Buren AR Water & Sewer Revenue,
2.000%, 12/01/2019 (Insured by AGM)	150,000	150,675
Pulaski County Public Facilities Board,
4.000%, 07/01/2017	50,000	50,594
University of Central Arkansas,
2.500%, 09/01/2017 (Insured by AGM)	40,000	40,357
		577,149	1.0%
California
California Health Facilities Financing Authority,
5.000%, 04/01/2020	65,000	68,940
California School Finance Authority:
3.000%, 08/01/2017	50,000	50,328
3.000%, 08/01/2017	100,000	100,656
California State Public Works Board,
5.000%, 12/01/2019 (Insured by AMBAC)	70,000	74,991
California Statewide Communities Development Authority:
6.000%, 01/01/2021 (ETM)	100,000	108,309
3.500%, 11/01/2021 (Callable 11/01/2019) (3)	200,000	208,300
Central School District,
6.250%, 08/01/2040 (Callable 08/01/2021)	225,000	258,561
City of Redding CA,
1.435%, 07/01/2022 (ETM)(1)(2)	50,000	47,402
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	155,000	125,206
Corona-Norca Unified School District,
0.000%, 08/01/2026	20,000	19,403
Fresno Unified School District,
0.000%, 08/01/2033 (Callable 08/01/2021)	100,000	39,778
Jurupa Public Financing Authority,
4.000%, 09/01/2018	25,000	25,855
La Quinta Financing Authority,
5.550%, 10/01/2018	40,000	42,038
Menlo Park City School District,
0.000%, 07/01/2025 (Callable 07/01/2018)	100,000	68,029
Northern California Gas Authority,
1.197%, 07/01/2019 (1)	100,000	98,729
Palomar Health,
3.000%, 11/01/2017 (3)	100,000	100,646
San Diego Community Facilities District No. 3,
5.000%, 09/01/2018	25,000	26,349
San Diego Redevelopment Agency Successor Agency,
4.000%, 09/01/2018	50,000	52,237
Soledad Unified School District:
8.000%, 08/01/2020 (Insured by AGM) (3)	60,000	71,663
8.000%, 08/01/2022 (Insured by AGM) (3)	70,000	89,238
State of California:
5.250%, 10/01/2020 (Callable 10/01/2019)	1,000,000	1,096,840
5.000%, 09/01/2022	165,000	190,768
University of California,
1.400%, 05/15/2046 (Callable 11/15/2020)(Mandatory Tender Date 05/15/2021)	100,000	96,690
Washington Township Health Care District,
5.000%, 07/01/2017	50,000	50,820
Yuba Community College District,
0.000%, 08/01/2028 (Callable 08/01/2017)(Insured by AMBAC)	45,000	26,047
		3,137,823	5.3%
Colorado
Bromley Park Metropolitan District No. 2,
4.250%, 12/01/2022 (Callable 12/01/2017)	60,000	60,210
Colorado Educational & Cultural Facilities Authority:
4.000%, 07/01/2018	120,000	124,382
3.000%, 12/15/2018	75,000	76,495
4.000%, 06/01/2020	100,000	105,671
4.000%, 10/01/2020	125,000	132,061
E-470 Public Highway Authority:
0.000%, 09/01/2020	125,000	113,164
2.470%, 09/01/2039 (Callable 03/01/2017)(Mandatory Tender Date 09/01/2017)(1)	75,000	74,995
Fossil Ridge Metropolitan District No. 3,
4.000%, 12/01/2020	50,000	52,564
Park 70 Metropolitan District:
5.000%, 12/01/2017	135,000	138,590
5.000%, 12/01/2018	160,000	168,190
Regional Transportation District,
5.000%, 06/01/2025 (Callable 06/01/2020)	100,000	109,171
VDW Metropolitan District No. 2,
1.250%, 12/01/2018 (Insured by AGM)	55,000	54,750
Vista Ridge Metropolitan District:
4.500%, 12/01/2023 (Insured by BAM) (3)	75,000	82,017
4.500%, 12/01/2024 (Insured by BAM) (3)	250,000	273,815
		1,566,075	2.7%
Connecticut
Bristol Housing Authority,
0.820%, 08/01/2018 (Mandatory Tender Date 08/01/2017)(1)	50,000	49,852
City of Hartford CT,
5.000%, 04/01/2020 (ETM)	100,000	110,454
Regional School District No. 8,
5.000%, 05/01/2019 (Callable 05/01/2017)	75,000	75,929
Town of Plymouth CT,
4.000%, 07/15/2019	25,000	25,845
		262,080	0.4%
District of Columbia
District of Columbia,
5.450%, 07/15/2035 (Pre-refunded to 07/15/2018)(Insured by AGM)	100,000	105,504
District of Columbia Housing Finance Agency,
3.500%, 06/15/2023	235,000	238,805
		344,309	0.6%
Florida
City of Jacksonville FL,
5.000%, 11/01/2022	50,000	55,842
City of North Port FL,
4.000%, 07/01/2018 (Insured by BAM)	50,000	51,924
City of Port St Lucie FL Utility System Revenue:
5.000%, 09/01/2021	35,000	39,545
5.250%, 09/01/2022	100,000	116,191
City of Tallahassee FL,
5.000%, 12/01/2019	50,000	53,758
City of Tampa FL,
5.250%, 11/15/2024 (Callable 05/15/2020)	375,000	415,061
Florida Housing Finance Corp.,
4.000%, 07/01/2047 (Callable 07/01/2025)	150,000	159,285
Florida Municipal Power Agency:
1.278%, 10/01/2021 (Callable 01/05/2017)(Insured by AMBAC)(1)(2)	50,000	47,998
1.278%, 10/01/2027 (Callable 01/04/2017)(Insured by AMBAC)(1)(2)	100,000	90,729
Florida State Municipal Loan Council,
3.000%, 10/01/2020	500,000	510,475
Halifax Hospital Medical Center,
3.000%, 06/01/2017	55,000	55,423
Lee County School Board,
5.000%, 08/01/2023	140,000	162,653
Martin County Health Facilities Authority,
3.750%, 11/15/2020	125,000	130,620
Orange County Health Facilities Authority,
6.250%, 10/01/2021	50,000	55,462
Orange County School Board,
4.500%, 08/01/2020 (Pre-refunded to 08/01/2017)	35,000	35,703
Osceola County Housing Finance Authority,
1.050%, 10/01/2019 (Callable 10/01/2017)(Mandatory Tender Date 04/01/2018)	500,000	497,455
St. Lucie County School Board,
5.000%, 10/01/2018 (Insured by AGM)	50,000	53,054
		2,531,178	4.3%
Georgia
Bartow County Development Authority,
2.375%, 09/01/2029 (Mandatory Tender Date 08/10/2017)	185,000	185,869
City of Atlanta GA:
5.000%, 01/01/2023 (Callable 01/01/2020) (3)	450,000	485,442
5.000%, 01/01/2024 (Callable 01/01/2020) (3)	500,000	538,325
Georgia State Road & Tollway Authority,
5.000%, 06/01/2017 (Callable 01/30/2017)	30,000	30,094
Main Street Natural Gas, Inc.,
5.000%, 03/15/2019	125,000	132,234
Peach County GA Development Authority,
1.200%, 10/01/2018 (Callable 04/01/2018)	250,000	248,545
Private Colleges & Universities Authority,
5.000%, 10/01/2020	50,000	54,247
		1,674,756	2.9%
Idaho
Idaho Housing & Finance Association,
5.000%, 07/15/2018	25,000	26,363	0.0%

Illinois
Chicago O'Hare International Airport:
5.000%, 01/01/2020 (Callable 01/01/2017)(Insured by AGM)	65,000	65,000
5.000%, 01/01/2020	50,000	54,407
Chicago Transit Authority,
5.250%, 12/01/2023 (Callable 12/01/2021)	25,000	27,801
City of Berwyn IL:
3.000%, 12/01/2017 (3)	50,000	50,567
4.000%, 12/01/2019 (3)	125,000	130,723
City of Chicago IL:
5.000%, 01/01/2017	30,000	30,000
5.000%, 01/01/2018 (Callable 01/30/2017)(Insured by AGM)	75,000	75,781
City of Chicago IL Motor Fuel Tax Revenue,
5.000%, 01/01/2019	100,000	102,780
City of Chicago IL Wastewater Transmission Revenue,
5.000%, 01/01/2020	50,000	53,400
City of Rockford IL,
4.700%, 12/15/2017 (Insured by AGM)	25,000	25,394
Cook County School District No. 99 Cicero,
1.500%, 12/01/2026 (Callable 01/09/2017) (3)	300,000	300,333
Danville Public Building Commission,
4.000%, 12/01/2019	115,000	120,959
DuPage County Community High School District No. 100 Fenton,
2.000%, 12/15/2018	70,000	70,830
Governors State University,
4.000%, 10/01/2020 (Callable 10/01/2017)	50,000	50,563
Homewood-Flossmoor Park District,
3.000%, 12/01/2017 (Insured by AGM)	50,000	50,599
Illinois Finance Authority:
5.000%, 08/15/2017	50,000	50,930
4.000%, 10/01/2017	75,000	76,388
5.000%, 02/15/2020	100,000	105,682
6.250%, 05/01/2022 (Pre-refunded to 05/01/2020)	45,000	51,538
5.000%, 05/15/2023	100,000	114,552
1.782%, 05/01/2036 (Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(1)	135,000	135,192
1.300%, 07/01/2042 (Mandatory Tender Date 05/08/2017)	90,000	89,929
Illinois Housing Development Authority,
2.450%, 06/01/2043 (Callable 01/01/2023)	199,191	192,195
Illinois State University,
5.000%, 04/01/2023 (Callable 04/01/2021)	100,000	108,315
Kane County Community Unit School District No. 304 Geneva,
4.250%, 01/01/2025 (Callable 01/01/2018)(Insured by AGM)	25,000	25,603
Kankakee River Metropolitan Agency,
2.000%, 05/01/2018 (Insured by AGM)	100,000	100,168
Lake County Community High School District No. 117 Antioch,
0.000%, 12/01/2019	140,000	129,765
Lake County Community High School District No. 127 Grayslake,
0.000%, 02/01/2020	150,000	139,866
Lake County School District No. 1 Winthrop Harbor,
3.000%, 02/01/2019	85,000	87,135
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley,
0.000%, 01/01/2017	25,000	25,000
Metropolitan Pier & Exposition Authority:
5.300%, 06/15/2018 (Callable 06/15/2017)(Insured by NPFGC)	120,000	123,224
5.300%, 06/15/2018 (Pre-refunded to 06/15/2017)(Insured by NPFGC)	50,000	51,462
0.000%, 06/15/2019	50,000	46,546
0.000%, 06/15/2019	135,000	124,620
Ogle & Winnebago Counties Community Unit School District No 223 Meridian,
0.000%, 12/01/2017 (ETM)(Insured by AGM)	20,000	19,795
Ogle & Winnebago Counties Community Unit School District No. 223 Meridian,
5.000%, 12/01/2021 (Insured by BAM)	150,000	167,576
Public Building Commission of Chicago,
5.000%, 03/01/2020 (Callable 03/01/2017)(Insured by AMBAC)	100,000	100,523
Southern Illinois University,
2.050%, 04/01/2017	60,000	59,822
St Clair County Community Consolidated School District No. 90 O'Fallon,
0.000%, 12/01/2020	100,000	90,963
State of Illinois:
0.000%, 08/01/2017	20,000	19,683
5.000%, 06/01/2019	100,000	103,429
5.000%, 03/01/2020	90,000	93,233
5.000%, 04/01/2020	30,000	31,095
5.000%, 01/01/2022 (Callable 01/01/2020)	100,000	103,360
6.500%, 06/15/2022	45,000	50,410
The Illinois Sports Facilities Authority:
0.000%, 06/15/2017 (Insured by AMBAC)	50,000	49,398
0.000%, 06/15/2018 (Insured by AMBAC)	50,000	47,800
Village of Cary IL,
1.500%, 03/01/2019 (Insured by BAM)	97,000	95,447
Village of Crestwood IL:
2.000%, 12/15/2018 (Insured by BAM)	150,000	151,518
4.500%, 12/15/2025 (Callable 12/15/2022)(Insured by BAM)	60,000	64,595
Village of Lyons IL,
5.000%, 12/01/2025 (Callable 12/01/2022)(Insured by BAM)	25,000	28,133
Village of McCook IL,
5.000%, 12/01/2020 (Callable 12/01/2018)	50,000	52,454
Western Illinois University,
4.000%, 04/01/2019	50,000	51,832
White County Community Unit School District No. 5 Carmi-White,
4.300%, 12/01/2021 (Insured by AGM)	100,000	106,309
Will County IL School District No. 114 Manhattan,
0.000%, 12/01/2019	50,000	46,252
Will County IL School District No. 365 Valley View,
0.000%, 11/01/2021 (Insured by AGM)	100,000	87,078
Wilmette Park District,
3.000%, 12/01/2017	20,000	20,321
		4,628,273	7.9%
Indiana
City of Goshen IN Waterworks Revenue,
4.100%, 01/01/2021 (Callable 01/30/2017)(Insured by AGM)	470,000	470,860
County of Tippecanoe IN,
0.770%, 11/01/2030 (Optional Pute Date 01/06/2017)(Callable 01/31/2017)(1)	300,000	300,000
East Porter County School Building Corp.,
4.000%, 01/15/2018	50,000	51,451
Indiana Bond Bank,
5.250%, 10/15/2019	55,000	59,325
Indiana Finance Authority:
4.000%, 12/01/2017	50,000	51,293
4.000%, 02/01/2018	50,000	51,536
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031 (Mandatory Tender Date 11/02/2021)	250,000	242,645
Indiana Health Facility Financing Authority:
0.648%, 05/01/2020 (Callable 01/06/2017)(Insured by AMBAC)(1)(2)	25,000	23,578
5.000%, 10/01/2027 (Mandatory Tender Date 06/01/2017)	20,000	20,326
Noblesville High School Building Corp.,
0.000%, 02/15/2018	20,000	19,556
Pike Township Metropolitan School District,
2.000%, 01/15/2017	25,000	25,009
South Bend Community School Corp.,
5.000%, 07/15/2017	100,000	101,022
Twin Lakes Regional Sewer District,
3.000%, 01/01/2018 (Insured by AGM)	50,000	50,907
		1,467,508	2.5%
Iowa
City of Coralville IA,
4.000%, 06/01/2019	100,000	103,408
Iowa Finance Authority:
3.500%, 09/01/2017	100,000	100,268
3.500%, 07/01/2046 (Callable 01/01/2026)	250,000	259,905
Iowa Higher Education Loan Authority,
2.000%, 12/01/2018 (Callable 06/01/2018) (3)	1,000,000	998,690
Xenia Rural Water District,
2.000%, 12/01/2017	125,000	125,134
		1,587,405	2.7%
Kansas
City of Hutchinson KS:
4.000%, 12/01/2017 (3)	70,000	71,122
4.000%, 12/01/2018 (3)	200,000	205,582
4.000%, 12/01/2019 (3)	210,000	215,679
State of Kansas Department of Transportation,
0.813%, 09/01/2019 (1)	125,000	124,081
		616,464	1.1%
Kentucky
Kentucky Municipal Power Agency,
2.120%, 09/01/2042 (Callable 03/01/2018)(Mandatory Tender Date 09/01/2018)(1)	50,000	50,042	0.1%

Louisiana
Regional Transit Authority,
0.000%, 12/01/2021	90,000	71,999	0.1%

Maine
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	45,000	46,647
4.000%, 11/15/2045 (Callable 11/15/2025)	245,000	259,007
		305,654	0.5%
Maryland
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2018	25,000	26,155
Maryland State Transportation Authority,
5.000%, 03/01/2018 (Callable 03/01/2017)	30,000	30,182
		56,337	0.1%
Massachusetts
Eaton Vance Municipal Bond Fund II,
1.770%, 07/01/2019 (Callable 01/30/2017)(1)	100,000	100,013
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	95,000	100,281
3.500%, 12/01/2046 (Callable 12/01/2025)	1,000,000	1,030,350
Town of Ashburnham MA,
4.250%, 07/01/2021 (Callable 07/01/2018)	250,000	259,333
		1,489,977	2.5%
Michigan
City of Detroit MI Sewage Disposal System Revenue,
7.000%, 07/01/2027 (Callable 07/01/2019)(Insured by AGM)	50,000	55,911
City of Detroit MI Water Supply System Revenue,
4.250%, 07/01/2017	55,000	55,794
City of Saginaw MI Water Supply System Revenue,
4.000%, 07/01/2020 (Insured by AGM) (3)	25,000	26,572
Dexter Community Schools,
5.100%, 05/01/2018	25,000	25,735
Hudsonville Public Schools,
4.000%, 05/01/2017 (Insured by Q-SBLF)	75,000	75,679
Lowell Area Schools,
0.000%, 05/01/2019	100,000	95,814
Michigan Finance Authority:
3.400%, 10/01/2020	100,000	102,184
5.500%, 06/01/2021 (Pre-refunded to 06/01/2017)	500,000	524,040
1.268%, 10/15/2038 (Callable 04/15/2020)(Mandatory Tender Date 10/15/2020)(1)	350,000	344,547
Michigan State Hospital Finance Authority,
1.625%, 11/01/2027 (Mandatory Tender Date 11/01/2019)	45,000	44,636
Michigan State Housing Development Authority,
3.500%, 06/01/2047 (Callable 06/01/2026)	700,000	721,119
Rudyard MI Area Schools,
1.500%, 05/01/2019	25,000	24,722
South Haven Public Schools,
4.000%, 05/01/2020 (Insured by AGM)	50,000	53,098
Western Michigan University,
5.000%, 11/15/2025 (Callable 11/15/2021)	75,000	84,114
White Cloud Public Schools:
4.000%, 05/01/2018 (Insured by Q-SBLF)	35,000	36,150
4.000%, 05/01/2019 (Insured by Q-SBLF)	30,000	31,635
Ypsilanti School District/MI,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	52,983
		2,354,733	4.0%
Minnesota
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2025	125,000	147,900
Minnesota Housing Finance Agency:
2.900%, 01/01/2025	85,000	85,422
4.000%, 01/01/2047 (Callable 01/01/2026) (3)	500,000	527,585
		760,907	1.3%
Mississippi
City of Jackson MS Water & Sewer System Revenue,
4.000%, 09/01/2018 (Insured by BAM)	135,000	140,135
Mississippi Business Finance Corp.,
0.740%, 11/01/2035 (Callable 01/03/2017)(Optional Put Date 01/31/2017)(1)	400,000	400,000
Mississippi Development Bank:
5.500%, 10/01/2019	75,000	80,855
5.000%, 03/01/2024 (Insured by AGM)	50,000	56,567
		677,557	1.2%
Missouri
County of Boone MO,
5.750%, 08/01/2028 (Pre-refunded to 08/01/2018)	630,000	673,281
Health & Educational Facilities Authority of the State of Missouri:
4.000%, 02/01/2019	250,000	256,757
5.000%, 05/15/2022	50,000	56,181
Jasper County Reorganized School District No. R-9/MO,
2.000%, 04/01/2018	150,000	151,303
St Charles County School District No. R-IV Wentzville,
0.000%, 03/01/2027 (Pre-refunded to 03/01/2019)	65,000	38,921
State of Missouri Environmental Improvement & Energy Resources Authority,
1.278%, 12/01/2022 (Callable 12/30/2016)(1)(2)	275,000	252,692
State of Missouri Housing Development Commission,
3.500%, 05/01/2041 (Callable 11/01/2025)	200,000	208,372
		1,637,507	2.8%
Nebraska
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	50,000	53,238	0.1%

Nevada
City of North Las Vegas NV,
2.000%, 12/01/2018	100,000	100,522	0.2%

New Jersey
Landis Sewage Authority,
2.544%, 09/19/2019 (1)(2)	100,000	95,777
New Jersey Economic Development Authority:
1.450%, 02/01/2017 (Callable 01/09/2017)(1)	500,000	500,000
4.000%, 06/15/2017	50,000	50,479
2.520%, 02/01/2018 (Callable 08/01/2017)(1)	50,000	50,313
4.000%, 07/15/2018	100,000	102,826
5.000%, 06/15/2023 (Insured by BAM)	50,000	56,006
New Jersey Educational Facilities Authority,
5.000%, 07/01/2022	150,000	168,466
New Jersey Health Care Facilities Financing Authority:
4.000%, 07/01/2019 (ETM)	105,000	111,231
4.250%, 11/15/2021 (Callable 11/15/2020)	65,000	70,256
5.000%, 07/01/2025 (Insured by AGM)	50,000	56,843
New Jersey Sports & Exposition Authority,
4.500%, 09/01/2022 (Callable 09/01/2018)	250,000	252,650
New Jersey Transportation Trust Fund Authority:
5.500%, 12/15/2017 (Insured by AGM)	100,000	103,248
5.000%, 06/15/2021 (Callable 06/15/2018) (3)	150,000	155,372
New Jersey Turnpike Authority,
1.278%, 01/01/2030 (Callable 01/05/2017)(1)(2)	130,000	117,919
Town of West New York NJ:
3.000%, 04/15/2018	100,000	102,056
4.000%, 04/15/2019	200,000	210,644
Township of Irvington NJ,
0.000%, 07/15/2018	50,000	48,298
		2,252,384	3.8%
New Mexico
Montecito Estates Public Improvement District,
2.000%, 10/01/2018 (Insured by BAM)	100,000	101,389
State of New Mexico Severance Tax Permanent Fund,
5.000%, 07/01/2017	40,000	40,798
		142,187	0.2%
New York
Brooklyn Arena Local Development Corp.,
5.000%, 07/15/2020	100,000	108,850
City of Yonkers NY,
5.000%, 03/15/2024 (Callable 03/15/2021)	50,000	55,325
Metropolitan Transportation Authority:
1.170%, 11/01/2034 (Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(1)	50,000	49,983
0.650%, 11/01/2035	300,000	300,000
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046 (Callable 11/15/2019)	500,000	530,875
New York City Industrial Development Agency,
0.000%, 03/01/2017	85,000	84,828
New York City Transitional Finance Authority Future Tax Secured Revenue:
5.000%, 11/01/2018	50,000	53,376
0.940%, 08/01/2022 (Optional Put Date 01/31/2017)(1)	500,000	500,000
0.940%, 11/01/2022 (Optional Put Date 01/31/2017)(1)	435,000	435,000
New York City Water & Sewer System,
1.070%, 06/15/2032 (Callable 01/17/2016)(Optional Put Date 01/31/2017)(1)	680,000	680,000
New York State Dormitory Authority:
4.000%, 05/15/2017	25,000	25,279
5.000%, 07/01/2017	25,000	25,492
1.324%, 05/01/2018 (Callable 01/31/2017)(1)	390,000	389,754
5.000%, 12/15/2021	45,000	51,530
New York State Housing Finance Agency,
1.250%, 11/01/2018	15,000	14,925
New York State Thruway Authority Highway & Bridge Trust Fund,
5.000%, 04/01/2019 (Pre-refunded to 10/01/2018)	175,000	186,188
Niskayuna Central School District,
1.300%, 03/15/2018	160,000	158,853
Oneida County Industrial Development Agency,
0.000%, 07/01/2026 (Callable 07/01/2017)	75,000	49,587
Shenendehowa Central School District,
1.550%, 08/01/2018	200,000	198,690
State of New York,
0.992%, 03/15/2021 (Callable 01/05/2017)(Insured by AGM)(1)(2)	75,000	73,237
Town of Oyster Bay NY,
3.000%, 03/01/2020 (Insured by AGM)	250,000	255,830
		4,227,602	7.2%
North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	100,000	111,440
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021 (ETM)	185,000	208,525
5.000%, 01/01/2021 (ETM)	650,000	732,654
6.000%, 01/01/2022 (ETM)	100,000	119,637
North Carolina Medical Care Commission:
4.750%, 11/01/2017	50,000	51,343
5.000%, 11/01/2018	25,000	26,427
5.000%, 10/01/2019 (Callable 10/01/2017)	55,000	56,466
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	80,000	91,977
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,160,550
University of North Carolina at Chapel Hill,
1.163%, 12/01/2041 (Callable 06/01/2017)(Mandatory Tender Date 12/01/2017)(1)	50,000	50,045
		2,609,064	4.4%
North Dakota
City of Hazen ND,
2.500%, 07/01/2017 (Callable 01/23/2017)	100,000	100,082
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/30/2017)	145,000	142,763
Jamestown Park District/ND,
2.900%, 07/01/2035 (Callable 01/17/2017)	500,000	460,540
Williston Parks & Recreation District,
3.250%, 03/01/2032 (Callable 01/17/2017)	60,000	59,520
		762,905	1.3%
Ohio
City of Bowling Green OH,
4.500%, 06/01/2019	60,000	62,395
City of Toledo OH,
4.000%, 12/01/2017 (Insured by AGM)	50,000	51,271
Clear Fork Valley Local School District,
2.000%, 12/01/2017	100,000	100,781
Cleveland-Cuyahoga County Port Authority,
3.000%, 05/15/2018	50,000	50,775
County of Crawford OH,
1.430%, 11/01/2017 (Callable 05/01/2017)	100,000	100,012
County of Hamilton OH,
4.000%, 01/01/2018	100,000	101,456
County of Huron OH,
5.250%, 12/01/2017 (Callable 06/01/2017)	50,000	50,799
County of Richland OH,
2.750%, 01/05/2017	240,000	240,019
Groveport-Madison Local School District,
4.000%, 12/01/2024 (Callable 12/01/2022)(Insured by BAM)	50,000	53,244
Lake Local School District/Wood County OH,
2.000%, 12/01/2018	280,000	283,041
Lancaster Port Authority,
1.033%, 08/01/2019 (Callable 02/01/2019)(1)	70,000	69,225
Ohio Higher Educational Facility Commission,
5.000%, 12/01/2020	35,000	38,911
Ohio Housing Finance Agency,
4.000%, 03/01/2047 (Callable 09/01/2025)	250,000	263,483
Shawnee State University,
2.000%, 06/01/2019 (Insured by BAM) (3)	250,000	249,823
Summit County Development Finance Authority:
3.000%, 05/15/2018	135,000	136,637
2.000%, 11/15/2019	30,000	29,539
		1,881,411	3.2%
Oklahoma
Logan County Independent School District No. 1 Guthrie,
4.000%, 08/01/2020	25,000	26,520
Mayes County Independent School District No. 1 Pryor,
0.850%, 06/01/2017	50,000	49,941
Oklahoma City Industrial & Cultural Facilities Trust,
1.103%, 06/01/2019 (Callable 01/31/2017)(1)(2)	100,000	99,375
		175,836	0.3%
Oregon
City of Portland OR,
4.000%, 02/01/2018	25,000	25,751
Oregon State Facilities Authority,
4.750%, 03/15/2024 (Callable 03/15/2020)	15,000	16,183
		41,934	0.1%
Pennsylvania
Allegheny County Higher Education Building Authority,
4.000%, 10/15/2018 (3)	365,000	378,330
Allegheny County Hospital Development Authority,
4.125%, 10/15/2026 (Callable 10/15/2021)	30,000	31,518
Allentown City School District,
4.000%, 03/15/2018	100,000	103,164
Bethlehem Parking Authority,
2.000%, 10/01/2018	100,000	100,957
Borough of Wilkinsburg PA:
1.020%, 07/15/2018	340,000	337,042
1.500%, 07/15/2019	315,000	313,447
Chester County Health & Education Facilities Authority,
5.000%, 11/01/2019	225,000	242,334
City of Erie PA,
0.000%, 11/15/2018 (ETM)(Insured by AGM)	60,000	58,441
Commonwealth Financing Authority,
5.000%, 06/01/2023	225,000	255,249
County of Westmoreland PA,
0.000%, 08/01/2017 (ETM)(Insured by AMBAC)	40,000	39,745
Crawford Central School District,
5.000%, 02/01/2019 (Callable 08/01/2018)	100,000	105,225
Erie Parking Authority,
2.000%, 09/01/2019	105,000	105,188
Hollidaysburg Sewer Authority:
2.000%, 12/01/2018 (Insured by BAM)	50,000	50,458
2.000%, 12/01/2019 (Insured by BAM)	105,000	105,502
Lancaster Industrial Development Authority,
5.000%, 05/01/2022	45,000	48,979
Montgomery County Industrial Development Authority/PA,
5.000%, 01/15/2018	50,000	51,430
Pennsylvania Economic Development Financing Authority:
5.000%, 03/01/2019	130,000	138,072
1.550%, 12/01/2033 (Mandatory Tender Date 12/03/2018)	180,000	178,520
Pennsylvania Higher Educational Facilities Authority,
5.000%, 08/15/2024 (Pre-refunded to 08/15/2021)	100,000	114,097
Pennsylvania Housing Finance Agency:
3.700%, 10/01/2042 (Callable 10/01/2021)	100,000	101,510
3.500%, 10/01/2046 (Callable 10/01/2025)	245,000	253,857
Pennsylvania Turnpike Commission,
1.600%, 12/01/2020 (Callable 06/01/2020)(1)	225,000	225,443
Somerset County General Authority,
2.000%, 10/01/2019	155,000	155,781
Southern Columbia PA Area School District:
0.800%, 04/01/2017	40,000	39,979
1.000%, 04/01/2018	50,000	49,701
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020 (Insured by BAM)	200,000	213,436
		3,797,405	6.5%
Puerto Rico
Commonwealth of Puerto Rico:
5.500%, 07/01/2018	50,000	52,059
0.000%, 07/01/2019	50,000	45,696
		97,755	0.2%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	90,000	95,995
Rhode Island Housing & Mortgage Finance Corp./RI:
1.050%, 10/01/2044 (Callable 10/01/2017)(Mandatory Tender Date 04/01/2018)	100,000	99,334
3.500%, 10/01/2046 (Callable 04/01/2025)	90,000	92,823
		288,152	0.5%
South Carolina
City of Charleston SC Waterworks & Sewer System Revenue,
1.107%, 01/01/2028 (Callable 07/01/2017)(Mandatory Tender Date 01/01/2018)(1)	50,000	50,040
City of Myrtle Beach SC,
5.000%, 10/01/2020	100,000	110,335
Easley Combined Utility System,
3.250%, 12/01/2017	50,000	50,934
Scago Educational Facilities Corp. for Union School District,
4.000%, 12/01/2017	100,000	102,495
South Carolina Jobs-Economic Development Authority,
4.500%, 11/01/2017	40,000	41,093
South Carolina State Housing Finance & Development Authority,
4.000%, 07/01/2036 (Callable 07/01/2025)	340,000	358,489
		713,386	1.2%
Tennessee
Clarksville Natural Gas Acquisition Corp.,
5.000%, 12/15/2020	75,000	82,296
Knox County Health Educational & Housing Facility Board:
0.000%, 01/01/2037 (Callable 01/01/2017)	100,000	37,026
0.000%, 01/01/2038 (Callable 01/01/2017)	100,000	35,159
Metropolitan Government Nashville & Davidson County Health & Educational Facilities,
0.900%, 04/01/2019 (Mandatory Tender Date 04/01/2018)	150,000	149,209
Metropolitan Government Nashville & Davidson County Revenue,
1.550%, 11/15/2030 (Mandatory Tender Date 11/03/2020)	500,000	489,750
Tennessee Energy Acquisition Corp.,
5.250%, 09/01/2018	30,000	31,736
		825,176	1.4%
Texas
Bexar County Health Facilities Development Corp.:
4.000%, 07/15/2018	50,000	51,208
4.000%, 07/15/2019	75,000	77,311
Central Texas Turnpike System,
5.000%, 08/15/2042 (Mandatory Tender Date 04/01/2020)	100,000	109,096
City of Bullard TX,
3.000%, 09/01/2020 (Insured by BAM)	135,000	138,771
City of Dallas TX,
5.000%, 02/15/2021	100,000	110,821
City of Fort Worth TX,
5.000%, 03/01/2026 (Pre-refunded to 03/01/2019)	500,000	537,305
City of Round Rock TX:
4.000%, 12/01/2023	30,000	32,678
4.000%, 12/01/2024	250,000	272,435
City of San Antonio TX Electric & Gas Systems Revenue,
2.250%, 02/01/2033 (Mandatory Tender Date 12/01/2019)	1,000,000	1,007,860
Clear Creek Independent School District,
3.000%, 02/15/2035 (Mandatory Tender Date 08/14/2017)(PSF Guaranteed)	225,000	227,308
Clifton Higher Education Finance Corp.,
5.000%, 08/15/2018	100,000	104,992
Coastal Water Authority,
4.000%, 12/15/2017	25,000	25,689
County of Denton TX,
2.625%, 07/15/2017	25,000	25,233
Crane County Water District,
3.000%, 02/15/2017	50,000	50,111
Cypress-Fairbanks Independent School District,
3.000%, 02/15/2036 (Mandatory Tender Date 08/15/2019)(PSF Guaranteed)	50,000	51,609
Dallas Independent School District:
5.000%, 02/15/2036 (Mandatory Tender Date 02/15/2020)(PSF Guaranteed)	200,000	218,070
5.000%, 02/15/2036 (Mandatory Tender Date 02/15/2022)(PSF Guaranteed)	340,000	387,012
Dawson Independent School District,
0.000%, 02/16/2019 (PSF Guaranteed) (3)	245,000	235,668
Fort Bend County Municipal Utility District No. 187,
3.000%, 09/01/2017	20,000	20,199
Fort Bend County Municipal Utility District No. 58,
5.000%, 04/01/2019 (Insured by BAM)	150,000	160,038
Fort Bend Independent School District,
0.900%, 08/01/2040 (Mandatory Tender Date 08/01/2018)(PSF Guaranteed)	115,000	113,807
Fort Worth Independent School District,
5.000%, 02/15/2029 (Pre-refunded to 02/15/2019)	300,000	322,710
Generation Park Management District,
3.000%, 09/01/2018	160,000	161,936
Harlingen Consolidated Independent School District,
5.000%, 08/15/2021 (PSF Guaranteed)	100,000	113,622
Harris County Cultural Education Facilities Finance Corp.:
1.300%, 12/01/2042 (Callable 06/01/2019)(Mandatory Tender Date 12/01/2019)(1)	50,000	49,710
1.374%, 10/01/2045 (Callable 12/01/2019)(Mandatory Tender Date 06/01/2020)(1)	200,000	198,978
Harris County Municipal Utility District No. 153,
4.000%, 09/01/2023 (Callable 09/01/2022)(Insured by BAM)	100,000	108,467
Harris County Municipal Utility District No. 419:
3.000%, 09/01/2017 (Insured by AGM)	25,000	25,309
3.000%, 09/01/2017 (Insured by AGM)	50,000	50,596
Harris County-Houston Sports Authority,
0.000%, 11/15/2017	25,000	24,651
Horsepen Bayou Municipal Utility District,
4.000%, 03/01/2017	85,000	85,399
Humble Independent School District,
5.000%, 02/15/2025 (Pre-refunded to 02/15/2019)	650,000	698,503
Laredo Independent School District,
4.000%, 08/01/2017	25,000	25,416
Lewisville Independent School District,
4.500%, 08/15/2023 (Callable 08/15/2017)(PSF Guaranteed)	25,000	25,507
Medina Valley Independent School District,
0.000%, 02/15/2027 (Pre-refunded to 02/15/2017)(PSF Guaranteed)	50,000	29,837
Metropolitan Transit Authority of Harris County,
5.000%, 11/01/2017	25,000	25,821
Mission Economic Development Corp.,
1.800%, 12/01/2018	100,000	100,749
New Hope Cultural Education Facilities Finance Corp.:
1.250%, 11/01/2018	100,000	97,016
3.000%, 07/01/2019	100,000	100,741
4.000%, 04/01/2020	50,000	52,365
North Texas Health Facilities Development Corp.,
5.000%, 09/01/2020 (Callable 09/01/2017)(Insured by AGM)	55,000	56,202
North Texas Higher Education Authority, Inc.,
1.746%, 07/01/2030 (1)	55,000	54,359
North Texas Tollway Authority:
5.000%, 01/01/2022	25,000	28,290
1.950%, 01/01/2038 (Mandatory Tender Date 01/01/2019)	100,000	99,845
Northside Independent School District,
2.000%, 06/01/2046 (Mandatory Tender Date 06/01/2021)(PSF Guaranteed)	200,000	199,494
Round Rock Independent School District,
1.500%, 08/01/2040 (Callable 02/01/2017)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)	60,000	57,776
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	200,000	224,494
Sam Rayburn Municipal Power Agency,
5.000%, 10/01/2020	150,000	163,132
San Jacinto College District,
5.000%, 02/15/2034 (Pre-refunded to 02/15/2019)	25,000	26,893
Seminole Hospital District,
2.000%, 02/15/2017	50,000	50,030
Siena Municipal Utility District No. 1,
2.250%, 09/01/2018 (Insured by BAM)	100,000	101,616
Spring Meadows Municipal Utility District,
2.000%, 09/01/2018	110,000	111,202
Tarrant County Cultural Education Facilities Finance Corp.,
2.100%, 11/15/2017	50,000	49,954
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2018	105,000	111,083
5.250%, 12/15/2021	50,000	55,448
Texas Municipal Gas Acquisition & Supply Corp. II,
1.346%, 09/15/2017 (1)	30,000	29,997
Texas Transportation Commission State Highway Fund,
4.000%, 04/01/2026 (Mandatory Tender Date 10/01/2021) (3)	400,000	433,912
Trophy Club Public Improvement District No. 1,
0.000%, 06/01/2017 (Insured by AGM)	50,000	49,784
Viridian Municipal Management District,
6.000%, 12/01/2023 (Insured by BAM)	50,000	61,070
West Ranch Management District:
2.000%, 09/01/2018	50,000	50,383
3.000%, 09/01/2019	50,000	51,667
		8,321,185	14.2%
Utah
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	100,000	105,150	0.2%

Vermont
City of Burlington VT Electric System Revenue,
5.000%, 07/01/2023 (Callable 07/01/2021)	25,000	27,129	0.0%

Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	100,000	107,597	0.2%

Washington
Central Puget Sound Regional Transit Authority,
1.420%, 11/01/2045 (Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(1)	50,000	50,007
Washington Economic Development Finance Authority,
1.250%, 11/01/2017	250,000	249,835
Washington Health Care Facilities Authority,
4.000%, 01/01/2018	70,000	71,893
Washington State University,
4.000%, 10/01/2017	40,000	40,893
		412,628	0.7%
Wisconsin
City of Two Rivers WI,
4.000%, 04/01/2018	125,000	127,392
Kaukauna Redevelopment Authority,
4.000%, 06/01/2018	25,000	25,898
Milwaukee Redevelopment Authority,
1.800%, 12/01/2038 (Optional Put Date 01/06/2017)(Callable 01/31/2017)(1)	140,000	140,000
Village of Johnson Creek WI,
2.700%, 03/01/2017	30,000	30,032
Village of Somers WI,
2.000%, 05/01/2017	25,000	25,049
Waukesha Housing Authority,
1.800%, 12/01/2042 (Optional Put Date 01/06/2017)(Callable 01/31/2017)(1)	145,000	145,000
West Allis West Milwaukee School District,
3.000%, 04/01/2019	150,000	149,448
Whitehall School District,
1.500%, 10/25/2017	250,000	250,658
Wisconsin Center District:
0.000%, 12/15/2018	80,000	77,083
5.250%, 12/15/2023	70,000	79,818
5.250%, 12/15/2027	15,000	17,584
Wisconsin Health & Educational Facilities Authority:
3.000%, 07/01/2017	125,000	126,143
5.000%, 11/15/2018	15,000	16,006
5.000%, 08/15/2020	35,000	38,294
5.875%, 02/15/2022	25,000	28,104
4.000%, 09/15/2023 (Callable 09/15/2022)	50,000	51,670
5.250%, 04/15/2024 (Callable 04/15/2020)	50,000	54,828
Wisconsin Housing & Economic Development Authority,
3.500%, 09/01/2046 (Callable 09/01/2025)	500,000	519,270
		1,902,277	3.2%
Total Municipal Bonds (Cost $58,059,910)		57,585,104	98.1%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	405,669	405,669
Total Short-Term Investment (Cost $405,669)		405,669	0.7%
Total Investments (Cost $58,465,579)		57,990,773	98.8%
Other Assets in Excess of Liabilities		703,117	1.2%
TOTAL NET ASSETS		$58,693,890	100.0%
Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
CIFG	CIFG Assurance North America, Inc.
ETM	Escrowed to Maturity
NPFGC	National Public Finance Guarantee Corp.
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
«	7-Day Yield

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Alabama State Public School & College Authority,
5.000%, 05/01/2019	$1,000,000	$1,081,000	0.1%

Arizona
Gila County Unified School District No. 10-Payson,
5.250%, 07/01/2027 (Pre-refunded to 07/01/2017)(Insured by AMBAC)	1,000,000	1,020,870	0.1%

Arkansas
Arkansas Development Finance Authority,
5.500%, 12/01/2018 (ETM)	1,000,000	1,052,330
City of Rogers AR Sewer Revenue:
4.000%, 11/01/2025 (Callable 05/01/2024)(2)	570,000	626,470
4.000%, 11/01/2026 (Callable 05/01/2024)(2)	680,000	742,607
4.000%, 11/01/2027 (Callable 05/01/2024)(2)	460,000	499,795
4.000%, 11/01/2028 (Callable 05/01/2024)(2)	125,000	135,295
		3,056,497	0.3%
California
Aromas-San Juan Unified School District,
0.000%, 08/01/2050 (Pre-refunded to 08/01/2021)(Insured by AGM)	700,000	56,784
California Infrastructure & Economic Development Bank,
5.000%, 07/01/2029 (Pre-refunded to 01/01/2028)	150,000	184,076
Centinela Valley Union High School District,
5.000%, 08/01/2050 (Callable 08/01/2022)(Insured by AGM)	385,000	440,321
Citrus Community College District,
0.000%, 08/01/2034 (Callable 02/01/2024)	885,000	726,337
City of Bakersfield CA,
0.000%, 04/15/2021 (ETM)	12,380,000	11,422,778
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	535,000	432,162
El Rancho Unified School District,
0.000%, 08/01/2035 (Pre-refunded to 08/01/2023)(Insured by BAM)	300,000	126,414
Northern California Power Agency,
7.500%, 07/01/2023 (Pre-refunded to 07/01/2021)(Insured by AMBAC)	575,000	673,250
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2040 (Pre-refunded to 09/01/2021)	675,000	146,293
Roseville Joint Union School District GO,
0.000%, 08/01/2039 (Pre-refunded to 08/01/2021)(Insured by AGM)	105,000	23,987
San Diego Unified School District/CA,
0.000%, 07/01/2033 (Pre-refunded to 07/01/2024)	250,000	277,218
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2020 (ETM)	6,865,000	6,541,796
0.000%, 01/01/2023 (ETM)	14,000,000	12,375,580
0.000%, 01/01/2027 (ETM)	1,030,000	797,313
0.000%, 01/01/2028 (ETM)	620,000	454,292
San Marcos Public Facilities Authority,
0.000%, 09/01/2019 (ETM)	17,495,000	16,682,007
San Ysidro School District:
0.000%, 08/01/2042 (Pre-refunded to 08/01/2021)(Insured by AGM)	275,000	52,838
0.000%, 08/01/2043 (Pre-refunded to 08/01/2021)(Insured by AGM)	290,000	51,574
0.000%, 08/01/2044 (Pre-refunded to 08/01/2021)(Insured by AGM)	150,000	24,684
0.000%, 08/01/2050 (Pre-refunded to 08/01/2021)(Insured by AGM)	525,000	54,023
Sutter Union High School District:
0.000%, 08/01/2036 (Pre-refunded to 08/01/2025)	50,000	18,221
0.000%, 08/01/2037 (Pre-refunded to 08/01/2025)	50,000	16,965
0.000%, 08/01/2041 (Pre-refunded to 08/01/2025)	50,000	12,706
0.000%, 08/01/2043 (Pre-refunded to 08/01/2025)	200,000	43,804
0.000%, 08/01/2044 (Pre-refunded to 08/01/2025)	345,000	70,111
0.000%, 06/01/2050 (Pre-refunded to 08/01/2025)	700,000	90,916
Victor Valley Union High School District:
0.000%, 08/01/2036 (Pre-refunded to 08/01/2023)	510,000	216,311
0.000%, 08/01/2038 (Pre-refunded to 08/01/2023)	460,000	172,100
0.000%, 08/01/2041 (Pre-refunded to 08/01/2023)	545,000	170,716
0.000%, 08/01/2042 (Pre-refunded to 08/01/2023)	2,000,000	589,200
0.000%, 08/01/2046 (Pre-refunded to 08/01/2023)	200,000	46,138
0.000%, 08/01/2052 (Pre-refunded to 08/01/2023)	790,000	125,168
		53,116,083	5.0%
Colorado
City of Colorado Springs CO,
5.000%, 12/15/2032 (Pre-refunded to 12/15/2018)(Insured by AGM)	1,300,000	1,391,013
Colorado Health Facilities Authority,
0.000%, 07/15/2022 (ETM)	4,990,000	4,378,276
Colorado Housing & Finance Authority,
1.050%, 08/01/2018	1,500,000	1,491,495
Colorado Springs Colorado Utilities Revenue Bonds,
5.875%, 11/15/2017 (ETM)	1,665,000	1,734,846
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022 (ETM)	36,045,000	31,611,826
0.000%, 10/01/2022 (ETM)	22,540,000	19,767,805
Weld County School District:
5.000%, 12/15/2027 (Callable 12/15/2026)(2)	2,370,000	2,792,761
5.000%, 12/15/2028 (Callable 12/15/2026)(2)	1,695,000	1,982,997
		65,151,019	6.1%
Connecticut
State of Connecticut,
5.000%, 10/15/2020	4,390,000	4,843,180	0.5%

Delaware
State of Delaware,
5.000%, 03/01/2020	2,000,000	2,214,260	0.2%

District of Columbia
District of Columbia:
5.000%, 06/01/2028 (Callable 12/01/2026)(2)	800,000	969,816
5.250%, 07/15/2038 (Pre-refunded to 07/15/2018)	150,000	159,051
		1,128,867	0.1%
Florida
City of Miami Beach FL,
6.250%, 10/01/2022 (ETM)(Insured by AMBAC)	1,470,000	1,657,851
City of Sunrise FL Utility System Revenue,
5.500%, 10/01/2018 (ETM)(Insured by AMBAC)	1,695,000	1,773,885
County of Miami-Dade FL,
4.500%, 10/01/2020	7,100,000	7,795,374
County of Miami-Dade FL Water & Sewer System Revenue,
5.250%, 10/01/2022 (Insured by AGM)	1,125,000	1,310,321
County of Palm Beach FL,
5.000%, 11/01/2018 (Pre-refunded to 11/01/2017)	1,000,000	1,032,490
County of Seminole FL Water & Sewer Revenue,
6.000%, 10/01/2019 (ETM)	3,625,000	3,891,401
Escambia County Housing Finance Authority,
0.000%, 10/15/2018 (ETM)	4,130,000	4,007,546
Florida Housing Finance Corp.,
4.000%, 07/01/2047 (Callable 07/01/2025)	5,000,000	5,309,500
Florida Municipal Power Agency,
5.000%, 10/01/2017 (Callable 01/30/2017)(ETM)	1,590,000	1,637,159
Gulf Environmental Services Inc.,
5.000%, 10/01/2018 (ETM)	585,000	609,213
Hillsborough County Industrial Development Authority:
5.625%, 08/15/2029 (Pre-refunded to 08/15/2018)	2,950,000	3,154,199
8.000%, 08/15/2032 (Pre-refunded to 08/15/2019)	2,065,000	2,422,575
Lee County School Board:
5.000%, 08/01/2031 (Callable 08/01/2026)	2,170,000	2,518,936
5.000%, 08/01/2032 (Callable 08/01/2026)	1,000,000	1,155,410
Miami-Dade County Health Facilities Authority,
5.750%, 05/01/2021 (ETM)	1,180,000	1,282,507
Mid-Bay Bridge Authority:
6.875%, 10/01/2022 (ETM)	4,675,000	5,451,424
6.875%, 10/01/2022 (ETM)	3,175,000	3,702,304
Orlando Utilities Commission,
6.750%, 10/01/2017 (ETM)	580,000	604,435
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027 (Callable 09/01/2019)	810,000	832,008
School District of Broward County/FL:
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,539,598
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,574,937
St. Lucie County FL Water & Sewer District,
6.000%, 10/01/2020 (ETM)	6,520,000	7,264,128
State of Florida,
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	14,899,308
Tampa Bay Water,
5.000%, 10/01/2019 (ETM)	1,695,000	1,850,703
		89,277,212	8.3%
Georgia
Atlanta Development Authority,
5.000%, 09/01/2023 (ETM)	2,325,000	2,740,129
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	8,050,000	10,088,099
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	1,500,000	1,561,695
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	1,835,000	1,652,252
0.000%, 12/01/2021 (ETM)	3,695,000	3,327,015
		19,369,190	1.8%
Illinois
Chicago Board of Education,
6.000%, 01/01/2020	12,745,000	13,451,710
City of Chicago IL,
5.000%, 01/01/2017 (Callable 10/31/2017)(Insured by AGM)	395,000	395,000
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	3,695,000	3,963,885
Cook County Illinois School District No. 159,
0.000%, 12/01/2022 (ETM)	2,000,000	1,755,520
County of Du Page IL,
5.600%, 01/01/2021	815,000	880,811
Illinois Finance Authority:
6.250%, 05/01/2022 (Pre-refunded to 05/01/2020)	2,550,000	2,920,490
0.000%, 07/15/2023 (ETM)	25,325,000	21,630,842
0.000%, 07/15/2025 (ETM)	31,660,000	25,145,005
6.625%, 11/01/2039 (Pre-refunded to 05/01/2019)	395,000	441,310
Kane County Community Unit School District No. 304 Geneva,
9.000%, 01/01/2023 (Insured by AGM)	3,200,000	4,324,768
Kane McHenry Cook & De Kalb Counties Unit School District No. 300/IL:
7.000%, 01/01/2018 (ETM)(Insured by AMBAC)	5,775,000	6,105,041
7.000%, 01/01/2018 (ETM)(Insured by AMBAC)	365,000	385,860
7.000%, 01/01/2019 (ETM)(Insured by AMBAC)	1,755,000	1,947,839
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	12,205,548
Lake County Community Consolidated School District No. 50 Woodland,
5.000%, 01/01/2021	1,375,000	1,521,259
Lake County Illinois Community High School District No. 124 Grant,
5.000%, 12/01/2017	1,050,000	1,086,981
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023 (ETM)	2,250,000	2,570,535
Public Building Commission of Chicago,
7.000%, 01/01/2020 (ETM)	1,555,000	1,751,054
Regional Transportation Authority:
7.750%, 06/01/2020	720,000	795,031
6.700%, 11/01/2021	910,000	1,019,500
6.000%, 07/01/2022	4,705,000	5,584,506
Southern Illinois University:
5.250%, 04/01/2018	1,075,000	1,116,839
5.250%, 04/01/2019	1,390,000	1,464,893
State of Illinois:
5.000%, 01/01/2019 (Insured by AGM)	1,000,000	1,039,510
4.000%, 09/01/2019 (Callable 09/01/2018)	5,000,000	5,065,450
6.000%, 11/01/2026	3,000,000	3,484,140
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,243,753
Will County Community Unit School District No. 201-U Crete-Monee,
0.000%, 11/01/2024 (ETM)	705,000	583,627
Winnebago County School District No. 122 Harlem-Loves Park:
0.000%, 01/01/2018 (ETM)(Insured by AGM)	155,000	153,146
0.000%, 01/01/2018 (Insured by AGM)	1,205,000	1,175,984
		130,209,837	12.1%
Indiana
Franklin Community Multi-School Building Corp.,
5.000%, 07/15/2020	1,990,000	2,190,930
Hammond Multi-School Building Corp.:
6.000%, 01/15/2018 (ETM)	435,000	444,918
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031 (Mandatory Tender Date 11/02/2021)(1)	1,550,000	1,504,399
Indianapolis Local Public Improvement Bond Bank,
5.500%, 01/01/2019	1,155,000	1,241,175
Pike County Multi-School Building Corp.,
5.000%, 07/15/2021	1,125,000	1,256,389
South Bend Community School Corp.,
5.000%, 07/15/2017	1,000,000	1,010,220
		7,648,031	0.7%
Iowa
Iowa Higher Education Loan Authority:
2.000%, 12/01/2018 (Callable 06/01/2018)(2)	1,230,000	1,228,389
4.500%, 10/01/2033 (Pre-refunded to 10/01/2021)	2,100,000	2,328,144
5.000%, 10/01/2038 (Pre-refunded to 10/01/2021)	2,090,000	2,363,978
5.000%, 09/01/2043 (Pre-refunded to 09/01/2023)	5,050,000	5,883,452
		11,803,963	1.1%
Kansas
City of Wichita KS:
5.000%, 11/15/2020 (ETM)	1,120,000	1,252,194
5.000%, 11/15/2029 (Pre-refunded to 11/15/2021)	40,000	45,551
5.000%, 11/15/2034 (Pre-refunded to 11/15/2019)	1,055,000	1,153,969
Wyandotte County-Kansas City Unified Government Utility System Revenue,
5.000%, 09/01/2019 (Callable 03/01/2019)(Insured by BHAC)	1,865,000	1,997,546
		4,449,260	0.4%
Kentucky
Kentucky Infrastructure Authority:
5.000%, 02/01/2023 (Pre-refunded to 02/01/2022)	70,000	80,372
5.000%, 02/01/2025 (Pre-refunded to 02/01/2022)	70,000	80,372
5.000%, 02/01/2026 (Pre-refunded to 02/01/2022)	75,000	86,112
		246,856	0.0%
Louisiana
Jefferson Parish Hospital Service District No. 1:
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)(Insured by AGM)	2,370,000	2,747,517
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)	1,080,000	1,252,033
Louisiana Public Facilities Authority:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	11,470,000	14,210,069
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	22,075,000	27,446,068
6.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	6,655,000	7,468,840
State of Louisiana,
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,032,000
		64,156,527	6.0%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	1,195,000	1,382,603
State of Maryland:
5.000%, 03/15/2019 (Pre-refunded to 03/15/2017)	1,135,000	1,144,205
5.000%, 03/01/2021 (Callable 03/01/2020)	1,000,000	1,105,180
		3,631,988	0.3%
Massachusetts
Commonwealth of Massachusetts,
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,004,700
Massachusetts Department of Transportation,
5.000%, 01/01/2020 (ETM)	1,530,000	1,605,689
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	1,935,000	2,042,567
3.500%, 12/01/2046 (Callable 12/01/2025)	1,020,000	1,050,957
Massachusetts Water Resources Authority,
6.500%, 07/15/2019 (ETM)(Insured by FGIC-TCRS)	1,375,000	1,457,665
		22,161,578	2.1%
Michigan
Brighton Area School District/MI:
5.000%, 05/01/2020 (Insured by Q-SBLF)	1,300,000	1,416,402
5.000%, 05/01/2021 (Insured by Q-SBLF)	500,000	554,140
Chippewa Valley Schools,
5.000%, 05/01/2023 (Insured by Q-SBLF)	4,505,000	5,165,343
Fraser Public School District:
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,161,210
5.000%, 05/01/2026 (Callable 05/01/2025)(Insured by Q-SBLF)	1,140,000	1,325,911
Garden City Hospital Finance Authority,
4.875%, 08/15/2027 (Pre-refunded to 08/15/2017)	1,000,000	1,023,100
Michigan Finance Authority,
5.000%, 01/01/2019	7,000,000	7,509,740
Michigan State Housing Development Authority:
4.000%, 06/01/2046 (Callable 12/01/2025)	4,000,000	4,221,360
3.500%, 06/01/2047 (Callable 06/01/2026)	1,500,000	1,545,255
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	2,171,534
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,497,682
State of Michigan,
0.000%, 06/01/2022 (ETM)(Insured by AMBAC)	2,000,000	1,784,520
Wayne-Westland Community Schools,
5.000%, 05/01/2019 (Insured by Q-SBLF)	2,060,000	2,204,839
		32,581,036	3.0%
Minnesota
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2032 (Callable 01/01/2027)	500,000	587,175
Minnesota Housing Finance Agency:
4.250%, 07/01/2028 (Callable 01/01/2020)	330,000	339,187
4.500%, 07/01/2034 (Callable 07/01/2021)	770,000	796,588
3.500%, 07/01/2046 (Callable 07/01/2025)	30,000	31,076
University of Minnesota,
5.500%, 07/01/2021 (ETM)	10,380,000	11,638,160
		13,392,186	1.3%
Missouri
Missouri State Environmental Improvement & Energy Resources Authority,
5.000%, 01/01/2026 (Callable 07/01/2025)	1,000,000	1,210,560
State of Missouri Housing Development Commission,
3.500%, 05/01/2041 (Callable 11/01/2025)	2,345,000	2,443,162
		3,653,722	0.3%
Nebraska
Omaha Public Power District,
6.200%, 02/01/2017 (ETM)	2,030,000	2,037,917	0.2%

New Hampshire
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028 (Callable 01/01/2021)	1,875,000	1,940,662
State of New Hampshire,
5.000%, 07/01/2021 (Callable 07/01/2020)	1,000,000	1,111,680
		3,052,342	0.3%
New Jersey
County of Hudson NJ,
3.000%, 03/15/2021	1,140,000	1,188,906
New Jersey Educational Facilities Authority,
7.500%, 12/01/2032 (Pre-refunded to 06/01/2019)	3,635,000	4,139,974
New Jersey Health Care Facilities Financing Authority,
5.750%, 07/01/2039 (Pre-refunded to 07/01/2019)	2,230,000	2,457,215
New Jersey State Housing & Mortgage Finance Agency Bonds,
4.500%, 10/01/2029 (Callable 04/01/2021)	2,260,000	2,294,736
New Jersey Transportation Trust Fund Authority:
5.250%, 12/15/2020	5,000,000	5,350,100
5.000%, 06/15/2021 (Callable 06/15/2018)(2)	1,000,000	1,035,810
New Jersey Turnpike Authority,
5.500%, 01/01/2025	2,100,000	2,546,880
		19,013,621	1.8%
New Mexico
New Mexico Finance Authority,
4.000%, 06/01/2029 (Callable 06/01/2026)	2,615,000	2,845,748
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025 (Callable 03/01/2020)	705,000	729,026
4.500%, 09/01/2028 (Callable 03/01/2020)	385,000	395,499
		3,970,273	0.4%
New York
Churchville-Chili Central School District,
3.000%, 06/15/2018	1,070,000	1,097,338
City of New York NY:
5.250%, 08/15/2021 (Callable 08/15/2018)	1,125,000	1,195,043
5.000%, 08/01/2022	5,000,000	5,750,150
Metropolitan Transportation Authority:
6.000%, 04/01/2020 (ETM)	13,615,000	14,682,688
5.000%, 11/15/2028 (Callable 05/15/2026)	1,300,000	1,513,096
New York State Dormitory Authority,
5.000%, 12/15/2023 (Callable 12/15/2022)	11,685,000	13,611,857
New York State Thruway Authority,
5.000%, 03/15/2022 (Callable 03/15/2019)	4,040,000	4,346,757
New York State Urban Development Corp.,
5.000%, 03/15/2022	2,000,000	2,299,900
Suffolk County Water Authority,
6.000%, 06/01/2017 (ETM)	1,750,000	1,786,313
TSASC, Inc./NY,
4.750%, 06/01/2022 (Callable 01/17/2017)	75,000	74,999
		46,358,141	4.3%
North Carolina
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2017 (ETM)	1,460,000	1,460,000
5.000%, 01/01/2021 (Callable 01/30/2017)(ETM)	10,355,000	11,464,228
6.400%, 01/01/2021 (ETM)	4,062,000	4,430,017
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	11,740,000	12,969,882
North Carolina Medical Care Commission,
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	450,000	517,370
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,160,550
		32,002,047	3.0%
North Dakota
County of Burleigh ND,
5.000%, 07/01/2025 (Pre-refunded to 07/01/2021)	1,500,000	1,696,410
North Dakota Housing Finance Agency,
3.500%, 07/01/2046 (Callable 01/01/2026)	3,800,000	3,928,060
		5,624,470	0.5%
Ohio
Akron Bath Copley Joint Township Hospital District,
3.800%, 01/01/2027 (Pre-refunded to 01/01/2022)	1,000,000	1,056,540
Cleveland Municipal School District:
4.000%, 12/01/2019	1,940,000	2,062,530
5.000%, 12/01/2020	2,015,000	2,252,246
Ohio Housing Finance Agency:
5.000%, 11/01/2028 (Callable 05/01/2020)	880,000	910,791
3.500%, 09/01/2046 (Callable 09/01/2025)	1,710,000	1,766,242
4.000%, 03/01/2047 (Callable 09/01/2025)	7,590,000	7,999,329
State of Ohio:
5.000%, 03/01/2019	1,220,000	1,312,915
5.500%, 02/01/2020	1,195,000	1,333,775
5.000%, 06/15/2021	6,740,000	7,641,745
		26,336,113	2.5%
Oregon
State of Oregon,
4.000%, 12/01/2045 (Callable 06/01/2025)	4,710,000	4,942,815
State of Oregon Housing & Community Services Department,
4.000%, 01/01/2047 (Callable 07/01/2025)	1,950,000	2,062,476
		7,005,291	0.7%
Pennsylvania
Erie Sewer Authority,
5.125%, 06/01/2020 (ETM)(Insured by AMBAC)	1,410,000	1,503,229
Lampeter Strasburg School District,
4.000%, 06/01/2019	1,715,000	1,808,399
Pennsylvania Convention Center Authority,
6.000%, 09/01/2019 (ETM)	14,055,000	15,084,388
Pennsylvania Housing Finance Agency,
3.500%, 10/01/2046 (Callable 10/01/2025)	1,975,000	2,046,396
Philadelphia Authority for Industrial Development,
5.250%, 01/01/2027 (Pre-refunded to 01/01/2017)	1,790,000	1,790,000
Philadelphia Gas Works Co.,
7.000%, 05/15/2020 (ETM)	1,510,000	1,657,829
South Fork Municipal Authority:
5.500%, 07/01/2029 (Pre-refunded to 07/01/2020)	2,450,000	2,763,184
5.375%, 07/01/2035 (Pre-refunded to 07/01/2020)	1,290,000	1,444,813
The Hospitals & Higher Education Facilities Authority of Philadelphia:
5.000%, 05/15/2020 (ETM)	1,575,000	1,742,438
5.250%, 05/15/2023 (Pre-refunded to 05/15/2020)	2,790,000	3,109,260
		32,949,936	3.1%
Puerto Rico
Puerto Rico Electric Power Authority:
0.000%, 07/01/2017 (ETM)	1,555,000	1,547,210
0.000%, 07/01/2017 (Pre-refunded to various dates)(ETM)	620,000	616,894
Puerto Rico Highways & Transportation Authority,
5.250%, 07/01/2022 (ETM)(Insured by AGM)	890,000	1,029,623
Puerto Rico Public Finance Corp.:
6.000%, 08/01/2026 (ETM)	1,675,000	2,098,306
6.000%, 08/01/2026 (ETM)	200,000	250,544
6.000%, 08/01/2026 (ETM)	1,080,000	1,352,938
5.500%, 08/01/2027 (ETM)(Insured by AMBAC)	4,250,000	5,228,052
		12,123,567	1.1%
Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,853,600	0.5%

South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,580,000	5,292,556
Piedmont Municipal Power Agency,
6.750%, 01/01/2020 (ETM)	6,450,000	7,391,249
South Carolina Jobs-Economic Development Authority,
6.500%, 04/01/2042 (Pre-refunded to 04/01/2020)	90,000	103,647
		12,787,452	1.2%
South Dakota
South Dakota Housing Development Authority,
3.375%, 05/01/2033 (Callable 05/01/2022)	415,000	405,040	0.0%

Tennessee
County of Rutherford TN,
5.000%, 04/01/2021	1,955,000	2,212,591
Metropolitan Government Nashville & Davidson County Health & Educational Facilities,
0.000%, 06/01/2021 (ETM)	1,270,000	1,161,872
Shelby County Health Educational & Housing Facilities Board,
5.500%, 08/15/2019 (ETM)	2,375,000	2,520,540
Tennessee Housing Development Agency,
4.500%, 07/01/2028 (Callable 01/01/2020)	1,590,000	1,635,585
		7,530,588	0.7%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026 (Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,604,284
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,119,792
5.000%, 08/15/2024 (PSF Guaranteed)	1,000,000	1,158,750
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	592,580
4.000%, 08/15/2027 (Callable 08/15/2026)(PSF Guaranteed)	865,000	939,001
5.000%, 02/15/2028 (Callable 02/15/2025)(PSF Guaranteed)	1,675,000	1,945,948
4.000%, 08/15/2028 (Callable 08/15/2026)(PSF Guaranteed)	850,000	914,608
5.000%, 08/15/2033 (Callable 08/15/2024)(PSF Guaranteed)	1,460,000	1,656,268
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,240,000	1,487,368
City of Austin TX Water & Wastewater System Revenue,
5.000%, 11/15/2024 (Callable 11/15/2022)	3,000,000	3,480,960
City of El Paso TX Water & Sewer Revenue,
4.000%, 03/01/2028 (Callable 03/01/2026)(2)	1,000,000	1,091,230
City of Houston TX Combined Utility System Revenue:
0.000%, 12/01/2019 (ETM)(Insured by AGM)	13,355,000	12,677,501
5.500%, 12/01/2024 (ETM)	1,735,000	2,093,451
5.500%, 12/01/2029 (ETM)	16,050,000	20,689,092
City of Lubbock TX,
5.000%, 02/15/2021 (Pre-refunded to 02/15/2018)(Insured by AGM)	3,425,000	3,570,528
City of San Antonio TX Electric & Gas Systems Revenue,
5.650%, 02/01/2019 (ETM)	9,765,000	10,297,778
Conroe Independent School District:
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,000,000	1,124,550
5.000%, 02/15/2023 (Callable 02/15/2021)(PSF Guaranteed)	2,680,000	3,009,265
County of Harris TX:
5.750%, 10/01/2020 (Pre-refunded to 10/01/2018)	175,000	188,659
5.000%, 10/01/2026 (Callable 10/01/2025)	4,155,000	4,980,183
5.000%, 08/15/2027 (Callable 08/15/2022)	3,480,000	4,036,765
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,930,000	7,470,886
Dallas Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	2,410,000	2,649,964
DeSoto Independent School District,
5.000%, 08/15/2032 (Callable 08/15/2025)(Insured by BAM)	1,080,000	1,229,634
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,374,343
Fort Bend Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	1,655,000	1,969,135
Georgetown Independent School District,
4.000%, 02/15/2020 (PSF Guaranteed)	1,900,000	2,040,828
Godley Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	1,445,000	1,677,833
Goose Creek Consolidated Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,050,000	1,179,885
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	2,810,000	3,339,067
5.000%, 08/15/2025 (PSF Guaranteed)	1,430,000	1,716,429
Harris County Health Facilities Development Corp.:
5.500%, 10/01/2019 (ETM)	4,370,000	4,626,432
5.750%, 07/01/2027 (ETM)	5,000,000	6,090,700
Houston Higher Education Finance Corp.:
5.000%, 02/15/2020 (PSF Guaranteed)	1,000,000	1,094,470
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,030,000	1,185,911
Humble Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,685,550
Irving Independent School District,
5.000%, 02/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,250,000	1,489,200
Katy Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	4,635,000	5,105,406
Keller Independent School District/TX:
5.000%, 02/15/2022 (PSF Guaranteed)	1,370,000	1,566,567
5.000%, 02/15/2023 (PSF Guaranteed)	3,340,000	3,884,387
Killeen Independent School District,
4.000%, 02/15/2024 (Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,228,367
La Porte Independent School District/TX,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,291,972
Lamar Consolidated Independent School District:
5.000%, 02/15/2026 (Callable 02/15/2025)(PSF Guaranteed)	5,860,000	6,934,079
5.000%, 02/15/2027 (Callable 02/15/2025)(PSF Guaranteed)	2,550,000	3,005,099
Llano Independent School District,
5.000%, 02/15/2024 (Callable 02/15/2023)(PSF Guaranteed)	1,265,000	1,467,261
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM)(Insured by AGM)	1,200,000	1,377,864
Lubbock Independent School District,
4.000%, 02/15/2022 (Callable 02/15/2020)(PSF Guaranteed)	1,000,000	1,063,440
Mansfield Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,725,000	2,007,245
5.000%, 02/15/2024 (PSF Guaranteed)	1,905,000	2,248,814
Mesquite Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,425,000	1,685,647
5.000%, 08/15/2025 (PSF Guaranteed)	2,600,000	3,105,154
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,791,435
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	200,000	173,046
New Caney Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	1,163,620
5.000%, 02/15/2024 (PSF Guaranteed)	1,030,000	1,216,636
North East Independent School District/TX:
5.000%, 08/01/2021 (PSF Guaranteed)	6,095,000	6,898,626
5.000%, 08/01/2023 (PSF Guaranteed)	5,805,000	6,794,462
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,447,760
North Texas Tollway Authority:
5.125%, 01/01/2028 (Pre-refunded to 01/01/2018)	70,000	72,750
0.000%, 09/01/2043 (Callable 09/01/2031)	1,400,000	1,395,002
Northside Independent School District:
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,207,210
2.000%, 06/01/2046 (Mandatory Tender Date 06/01/2021)(PSF Guaranteed) (1)	1,450,000	1,446,331
Pasadena Independent School District,
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,253,405
Pflugerville Independent School District,
5.000%, 02/15/2025 (Callable 02/15/2024)(PSF Guaranteed)	1,000,000	1,179,760
Port Arthur Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	1,700,000	2,009,264
Retama Development Corp.,
8.750%, 12/15/2018 (ETM)	2,035,000	2,308,646
Sherman Independent School District/TX,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,076,271
Spring Independent School District,
5.000%, 08/15/2019 (Pre-refunded to 08/15/2018)(PSF Guaranteed)	1,020,000	1,082,159
State of Texas:
5.000%, 08/01/2021	1,205,000	1,370,663
Tarrant County Health Facilities Development Corp.,
6.000%, 09/01/2024 (ETM)	6,745,000	7,795,062
Temple Independent School District/TX,
4.000%, 02/01/2022 (Callable 02/01/2021)(PSF Guaranteed)	1,120,000	1,211,280
Texas State Public Finance Authority Charter School Finance Corp.,
6.200%, 02/15/2040 (Pre-refunded to 02/15/2020)	380,000	431,718
Texas Transportation Commission State Highway Fund,
4.000%, 04/01/2026 (Mandatory Tender Date 10/01/2021) (1)(2)	1,570,000	1,703,105
The Lubbock Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,980,000	2,478,208
The University of Texas System,
5.000%, 08/15/2022	9,530,000	11,034,692
Tomball Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	5,865,000	7,025,742
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027 (Pre-refunded to 07/01/2021)	600,000	691,404
Waco Independent School District:
5.000%, 08/15/2022 (PSF Guaranteed)	3,085,000	3,557,930
5.000%, 08/15/2023 (PSF Guaranteed)	3,090,000	3,617,494
Wichita Falls Independent School District,
5.000%, 02/01/2024 (PSF Guaranteed)	1,670,000	1,969,882
Wylie Independent School District/TX,
6.750%, 08/15/2023 (PSF Guaranteed)	1,010,000	1,301,345
Ysleta Independent School District:
5.000%, 08/15/2023 (Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,163,789
5.000%, 08/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,818,187
		238,137,014	22.2%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Pre-refunded to 06/01/2021)	3,900,000	4,429,776
5.000%, 06/01/2023 (Pre-refunded to 06/01/2021)	1,750,000	1,987,720
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	2,430,000	2,555,145
		8,972,641	0.8%
Virginia
City of Bristol VA,
5.500%, 11/01/2018 (ETM)(Insured by AGM)	1,095,000	1,146,728
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)(Insured by AMBAC)	1,500,000	1,736,550
Virginia Public School Authority,
6.250%, 12/01/2028 (Pre-refunded to 12/01/2018)	1,285,000	1,404,569
		4,287,847	0.4%
Washington
Grant & Douglas Counties School District No. 144-101 Quincy,
4.000%, 12/01/2027 (Callable 06/01/2026)	2,200,000	2,447,720
Pierce County School District No. 320 Sumner,
4.000%, 12/01/2027 (Callable 06/01/2026)	1,000,000	1,099,470
Snohomish County Public Utility District No. 1,
6.800%, 01/01/2020 (Callable 01/30/2017)(ETM)	3,605,000	3,874,618
Snohomish County School District No. 201 Snohomish,
4.000%, 12/01/2021 (Callable 12/01/2020)	4,500,000	4,878,765
Spokane County School District No. 356 Central Valley,
4.000%, 12/01/2027 (Callable 06/01/2026)	1,250,000	1,377,600
State of Washington:
5.500%, 07/01/2023	5,040,000	5,906,527
5.000%, 08/01/2038 (Pre-refunded to 08/01/2026)	975,000	1,110,935
Thurston & Pierce Counties Community Schools,
4.250%, 12/01/2021 (Callable 12/01/2020)	2,755,000	3,014,962
Walla Walla County WA School District No. 250 College Place,
5.000%, 12/01/2019	1,290,000	1,411,324
Washington Health Care Facilities Authority:
6.250%, 08/01/2028 (Pre-refunded to 08/01/2018)	1,355,000	1,459,701
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	610,000	717,079
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	8,100,000	8,725,887
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,770,000	5,632,178
		41,656,766	3.9%
West Virginia
Ohio County Board of Education,
5.250%, 06/01/2018 (ETM)	1,130,000	1,193,099	0.1%

Wisconsin
Southeast Wisconsin Professional Baseball Park District,
0.000%, 12/15/2029 (ETM)	50,000	34,620
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,410,000	1,493,035
5.000%, 12/15/2030 (Callable 06/15/2026)	775,000	896,125
5.000%, 12/15/2031 (Callable 06/15/2026)	2,530,000	2,900,847
Wisconsin Health & Educational Facilities Authority,
5.000%, 08/15/2027 (Pre-refunded to 08/15/2022)	1,500,000	1,734,240
Wisconsin Housing & Economic Development Authority,
3.500%, 09/01/2046 (Callable 09/01/2025)	2,900,000	3,011,766
		10,070,633	0.9%
Total Municipal Bonds (Cost $1,041,515,358)		1,055,561,560	98.4%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	914,486	914,486
Total Short-Term Investment (Cost $914,486)		914,486	0.1%
Total Investments (Cost $1,042,429,844)		1,056,476,046	98.5%
Other Assets in Excess of Liabilities		15,808,098	1.5%
TOTAL NET ASSETS		$1,072,284,144	100.0%
Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corp.
ETM	Escrowed to Maturity
FGIC-TCRS	Financial Guaranty Insurance Company
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable or floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
(2)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
«	7-Day Yield

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2016

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Alabama Community College System,
5.000%, 10/01/2028 (Callable 10/01/2026)(Insured by AGM)	$310,000	$357,201
City of Birmingham AL:
0.000%, 03/01/2037 (Callable 03/01/2023)	30,000	32,086
0.000%, 03/01/2043 (Callable 03/01/2023)	275,000	296,810
County of Cullman AL Water Revenue,
3.000%, 05/01/2017 (Insured by BAM)	280,000	281,904
County of Jefferson AL,
1.715%, 01/01/2027 (Callable 01/05/2017)(Insured by AMBAC)(1)(2)	50,000	45,886
Industrial Development Board of the City of Mobile Alabama,
1.625%, 07/15/2034 (Mandatory Tender Date 10/02/2018)	150,000	149,961
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	200,000	222,852
Special Care Facilities Financing Authority of the City of Pell City AL,
5.000%, 12/01/2031 (Callable 12/01/2021)	1,000,000	1,059,180
Town of Mulga AL,
3.000%, 08/15/2018 (Insured by AGM)	200,000	205,498
		2,651,378	2.7%
Alaska
Alaska Housing Finance Corp.:
5.000%, 12/01/2029 (Callable 06/01/2024)	225,000	254,518
4.000%, 06/01/2040 (Callable 06/01/2021)	65,000	66,202
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027 (Callable 08/01/2023)	500,000	554,200
City of Valdez AK,
5.000%, 01/01/2021	435,000	472,080
		1,347,000	1.4%
Arizona
Arizona Department of Transportation State Highway Fund Revenue,
4.000%, 07/01/2030 (Callable 07/01/2022)	15,000	15,832
Arizona Health Facilities Authority,
2.570%, 02/01/2048 (Callable 08/09/2019)(1)	100,000	101,986
Arizona Transportation Board,
5.000%, 07/01/2025 (Pre-refunded to 07/01/2019)	350,000	380,173
BluePath 2016-1 TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021)	500,000	461,580
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	400,000	439,536
City of Tucson AZ Water System Revenue,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	573,645
Maricopa County Industrial Development Authority:
2.625%, 07/01/2021	250,000	242,708
4.000%, 07/01/2026	125,000	126,280
The Industrial Development Authority of the County of Yavapai,
3.000%, 08/01/2017	220,000	221,595
		2,563,335	2.6%
Arkansas
Arkansas Development Finance Authority,
3.000%, 07/01/2018	100,000	101,298
City of Conway AR Wasterwater Department,
5.000%, 10/01/2035 (Callable 04/01/2024)	185,000	204,094
City of Little Rock AR,
2.000%, 03/01/2038 (Callable 03/01/2021)	390,000	387,851
Forrest City School District No. 7,
4.375%, 02/01/2039 (Callable 02/01/2017)	100,000	100,255
Pulaski County Public Facilities Board,
4.000%, 07/01/2017	380,000	384,514
		1,178,012	1.2%
California
Bay Area Toll Authority,
1.420%, 04/01/2047 (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(1)	250,000	250,767
Belmont-Redwood Shores CA School District,
0.000%, 08/01/2031 (Callable 08/01/2026)	75,000	71,365
California Health Facilities Financing Authority,
5.000%, 04/01/2020	300,000	318,183
California School Finance Authority:
3.000%, 08/01/2017	50,000	50,328
3.000%, 08/01/2017	300,000	301,968
California Statewide Communities Development Authority:
5.250%, 12/01/2027 (Pre-refunded to 12/01/2017)	35,000	36,337
1.966%, 04/01/2028 (1)(2)	200,000	175,914
Chawanakee Unified School District:
0.000%, 08/01/2026 (Insured by BAM)	110,000	105,510
0.000%, 08/01/2027 (Callable 08/01/2026)(Insured by BAM)	100,000	94,036
0.000%, 08/01/2028 (Callable 08/01/2026)(Insured by BAM)	75,000	70,224
0.000%, 08/01/2029 (Callable 08/01/2026)(Insured by BAM)	80,000	74,201
0.000%, 08/01/2030 (Callable 08/01/2026)(Insured by BAM)	155,000	141,923
0.000%, 08/01/2031 (Callable 08/01/2026)(Insured by BAM)	145,000	132,083
0.000%, 08/01/2032 (Callable 08/01/2026)(Insured by BAM)	100,000	90,625
0.000%, 08/01/2033 (Callable 08/01/2026)(Insured by BAM)	125,000	112,596
City of Redding CA,
1.435%, 07/01/2022 (ETM)(1)(2)	150,000	142,207
College of the Sequoias Tulare Area Improvement District No. 3,
0.000%, 08/01/2041 (Callable 08/01/2026)(Insured by AGM)	40,000	40,238
Corona-Norca Unified School District,
0.000%, 08/01/2039 (Callable 08/01/2027)(Insured by AGM)	415,000	533,113
Dinuba Redevelopment Agency,
5.000%, 09/01/2028 (Callable 09/01/2024)(Insured by BAM)	330,000	377,259
East Bay Municipal Utility District Water System Revenue,
5.000%, 06/01/2033 (Callable 06/01/2024)	475,000	548,910
Encinitas Union School District/CA,
0.000%, 08/01/2030 (Callable 08/01/2025)	130,000	78,298
Imperial Community College District,
0.000%, 08/01/2040 (Callable 08/01/2030)(Insured by AGM)	140,000	154,886
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027 (Callable 09/01/2025)(Insured by BAM)	275,000	317,097
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	50,000	56,927
5.000%, 11/15/2029	50,000	56,438
Los Angeles CA Department of Water & Power Systems,
0.540%, 07/01/2035	700,000	700,000
Mount Diablo Unified School District/CA,
0.000%, 08/01/2035 (Callable 08/01/2025)(Insured by AGM)	380,000	333,648
Mountain View Los Altos Union High School District/CA,
0.000%, 08/01/2030	50,000	48,458
Needles Unified School District,
0.000%, 08/01/2034 (Insured by AGM)	25,000	21,545
Palomar Health,
3.000%, 11/01/2017	150,000	150,969
Redondo Beach Unified School District:
0.000%, 08/01/2031	20,000	19,199
6.375%, 08/01/2034 (Callable 08/01/2026)	455,000	587,200
Rialto Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2036)(Insured by AGM)	120,000	106,410
Riverside County Public Financing Authority,
5.000%, 10/01/2026 (Callable 10/01/2025)(Insured by AGM)	250,000	290,890
San Bernardino City Unified School District,
5.000%, 08/01/2027 (Callable 08/01/2023)(Insured by AGM)	450,000	509,909
San Diego Unified School District/CA:
5.000%, 07/01/2030 (Callable 07/01/2026)	570,000	675,427
4.000%, 07/01/2032 (Callable 07/01/2026)	300,000	317,742
State of California:
5.250%, 10/01/2020 (Callable 10/01/2019)	1,050,000	1,151,682
5.000%, 10/01/2029 (Callable 10/01/2024)	225,000	260,744
1.267%, 12/01/2029 (Callable 06/01/2018)(Mandatory Tender Date 12/03/2018)(1)	125,000	124,991
0.670%, 05/01/2034	450,000	450,000
Upland Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2025)	60,000	60,029
West Hills Community College District,
0.000%, 08/01/2035 (Callable 08/01/2027)(Insured by AGM)	50,000	42,581
Westlands Water District,
5.000%, 09/01/2030 (Pre-refunded to 09/01/2022)(Insured by AGM)	500,000	581,275
Wiseburn School District,
0.000%, 08/01/2036 (Callable 08/01/2031)(Insured by AGM)	50,000	40,827
		10,804,959	11.1%
Colorado
Board of Governors of Colorado State University System,
5.000%, 03/01/2032 (Callable 03/01/2027)	125,000	144,490
Bromley Park Metropolitan District No. 2,
4.250%, 12/01/2022 (Callable 12/01/2017)	300,000	301,050
Cathedral Pines Metropolitan District,
2.625%, 12/01/2021	225,000	216,286
Colorado Educational & Cultural Facilities Authority,
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	541,030
Denver Health & Hospital Authority,
5.000%, 12/01/2017 (Callable 01/30/2017)	250,000	250,843
E-470 Public Highway Authority,
2.470%, 09/01/2039 (Callable 03/01/2017)(Mandatory Tender Date 09/01/2017)(1)	110,000	109,993
Glen Metropolitan District No. 1,
2.500%, 12/01/2025 (Insured by BAM)	160,000	153,198
VDW Metropolitan District No. 2,
1.250%, 12/01/2018 (Insured by AGM)	65,000	64,704
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	679,122
5.000%, 12/01/2026 (Insured by BAM)	460,000	522,689
Weld County CO School District,
5.000%, 12/15/2029 (Callable 12/15/2026)	1,150,000	1,338,945
		4,322,350	4.4%
District of Columbia
District of Columbia,
5.250%, 07/15/2045 (Pre-refunded to 07/15/2018)(Insured by AGM)	100,000	106,034
District of Columbia Housing Finance Agency,
3.500%, 06/15/2023	500,000	508,095
Metropolitan Washington Airports Authority,
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	287,552
Metropolitan Washington Airports Authority Dulles Toll Road Revenue:
6.500%, 10/01/2041 (Callable 10/01/2026)	275,000	351,997
0.000%, 10/01/2044 (Callable 10/01/2028)	140,000	152,078
Washington Metropolitan Area Transit Authority,
5.250%, 07/01/2024 (Callable 07/01/2019)	50,000	54,155
		1,459,911	1.5%
Florida
City of Fort Myers FL,
4.000%, 12/01/2034 (Callable 12/01/2025)	200,000	205,276
City of Orlando FL:
5.250%, 11/01/2026 (Pre-refunded to 05/01/2024)	500,000	603,350
5.000%, 10/01/2027 (Pre-refunded to 10/01/2020)	100,000	111,903
5.250%, 11/01/2029 (Pre-refunded to 05/01/2024)	280,000	337,876
County of Bay FL Water and Sewer System Revenue,
4.000%, 09/01/2018	250,000	260,345
County of Miami-Dade FL,
5.000%, 04/01/2027 (Callable 04/01/2026)	120,000	142,429
Florida Housing Finance Corp.,
4.000%, 07/01/2047 (Callable 07/01/2025)	350,000	371,665
Hollywood Community Redevelopment Agency,
5.000%, 03/01/2018	200,000	208,244
Martin County Health Facilities Authority,
5.000%, 11/15/2023	260,000	291,336
Palm Beach County Health Facilities Authority,
4.750%, 07/01/2025 (Callable 07/01/2020)(Insured by AGM)	130,000	140,483
Village Community Development District No. 7,
4.000%, 05/01/2021	245,000	258,416
		2,931,323	3.0%
Georgia
Bartow County Development Authority,
2.375%, 09/01/2029 (Mandatory Tender Date 08/10/2017)(1)	400,000	401,880
Chatham County Hospital Authority,
5.000%, 01/01/2031 (Callable 01/01/2022)	150,000	167,113
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 01/01/2020)	225,000	241,976
5.000%, 01/01/2028 (Callable 01/01/2020)	1,000,000	1,071,270
City of Dahlonega GA Water & Sewer Revenue,
4.000%, 09/01/2021 (Insured by AGM)	200,000	215,292
Murray County School District,
4.000%, 10/01/2017	240,000	245,122
Private Colleges & Universities Authority,
5.000%, 10/01/2020	115,000	124,768
		2,467,421	2.5%
Illinois
Bureau County Township High School District No. 502,
6.625%, 10/01/2043 (Callable 12/01/2023)(Insured by BAM)	110,000	134,469
Champaign & Piatt Counties Community Unit School District No. 3,
5.000%, 10/01/2017 (Insured by AGM)	145,000	148,668
Chicago O'Hare International Airport:
5.000%, 01/01/2020 (Callable 01/01/2017)(Insured by AGM)	100,000	100,000
5.500%, 01/01/2031 (Callable 01/01/2021)	500,000	558,625
City of Berwyn IL,
4.000%, 12/01/2020	100,000	104,938
City of Chicago IL:
4.250%, 01/01/2019	175,000	180,733
5.000%, 01/01/2023 (Callable 01/01/2020)	100,000	100,027
5.000%, 01/01/2024	250,000	248,110
5.000%, 01/01/2026 (Callable 01/30/2017)(Insured by AGM)	60,000	60,152
City of Chicago IL Motor Fuel Tax Revenue,
5.000%, 01/01/2026 (Callable 01/01/2024)	250,000	257,122
City of Chicago IL Wastewater Transmission Revenue:
5.000%, 01/01/2018 (Insured by BHAC)	150,000	154,848
5.000%, 01/01/2023	170,000	187,433
5.000%, 01/01/2025 (Callable 01/01/2024)	110,000	123,483
City of Chicago IL Waterworks Revenue,
5.000%, 11/01/2028 (Callable 11/01/2018)(Insured by AGM)	450,000	464,855
Coles Cumberland Moultrie Etc Counties Community Unit School District No. 2,
4.000%, 12/01/2018 (Insured by BAM)	250,000	261,165
Cook County Community Consolidated School District No. 65 Evanston,
0.000%, 12/01/2023	200,000	161,614
Cook County School District No. 83 Mannheim,
5.625%, 06/01/2033	245,000	281,226
DeKalb County Community Unit School District No. 428 DeKalb,
0.000%, 01/01/2030 (Callable 07/01/2020)	300,000	151,839
Illinois Finance Authority:
4.000%, 11/15/2017	100,000	102,303
5.000%, 02/15/2021	100,000	106,482
5.250%, 02/15/2030 (Callable 02/15/2020)	200,000	217,298
5.000%, 08/01/2030 (Callable 08/01/2024)	250,000	284,003
4.000%, 05/15/2034 (Callable 05/15/2026)	180,000	174,290
1.782%, 05/01/2036 (Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(1)	300,000	300,426
Illinois Housing Development Authority,
2.450%, 06/01/2043 (Callable 01/01/2023)	298,786	288,293
Illinois State University,
5.000%, 04/01/2023 (Callable 04/01/2021)	440,000	476,586
Kankakee River Metropolitan Agency,
2.000%, 05/01/2017 (Insured by AGM)	100,000	100,194
Knox & Warren Counties Community Unit School District No. 205 Galesburg,
6.125%, 01/01/2036 (Callable 01/01/2021)	285,000	316,550
Ogle & Winnebago Counties Community Unit School District No. 223 Meridian:
5.000%, 12/01/2023 (Insured by BAM)	400,000	454,092
5.000%, 12/01/2024 (Insured by BAM)	100,000	112,780
Southern Illinois University,
2.050%, 04/01/2017	100,000	99,704
St Clair County Community Consolidated School District No. 90 O'Fallon,
0.000%, 12/01/2020	500,000	454,815
State of Illinois:
5.000%, 06/01/2019	400,000	413,716
5.000%, 01/01/2022 (Callable 01/01/2020)	215,000	222,224
Town of Cicero IL,
5.000%, 01/01/2019 (Insured by AGM)	400,000	421,516
Village of Cary IL,
1.500%, 03/01/2019 (Insured by BAM)	130,000	127,919
Village of Crestwood IL:
2.000%, 12/15/2018 (Insured by BAM)	225,000	227,277
4.500%, 12/15/2026 (Callable 12/15/2022)(Insured by BAM)	200,000	214,194
Village of Franklin Park IL,
5.000%, 04/01/2023 (Insured by BAM)	400,000	452,728
Will County IL School District No. 204 Joliet,
6.250%, 01/01/2031 (Callable 01/01/2021)	300,000	344,424
Will County IL School District No. 365 Valley View,
0.000%, 11/01/2021 (Insured by AGM)	260,000	226,403
		9,817,524	10.0%
Indiana
City of Rockport IN,
1.750%, 06/01/2025 (Mandatory Tender Date 06/01/2018)	100,000	99,696
Indiana Bond Bank,
1.380%, 10/15/2022 (1)	100,000	95,794
Indiana Finance Authority,
5.500%, 08/15/2045 (Callable 08/15/2020)	165,000	176,212
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031 (Mandatory Tender Date 11/02/2021)	500,000	485,290
South Gibson School Building Corp.,
5.000%, 01/10/2028 (Callable 07/10/2026)	400,000	470,492
		1,327,484	1.4%
Iowa
City of Coralville IA,
4.000%, 06/01/2019	100,000	103,408
Iowa Finance Authority,
3.500%, 09/01/2017	100,000	100,268
Iowa Higher Education Loan Authority,
2.000%, 12/01/2018 (Callable 06/01/2018)	1,000,000	998,690
		1,202,366	1.2%
Kansas
City of Hutchinson KS:
4.000%, 12/01/2020	330,000	338,880
4.000%, 12/01/2021	440,000	450,226
5.000%, 12/01/2022	140,000	150,416
State of Kansas Department of Transportation,
0.813%, 09/01/2019 (1)	115,000	114,155
		1,053,677	1.1%
Kentucky
Kentucky Municipal Power Agency,
5.000%, 09/01/2037 (Pre-refunded to 09/01/2017)	85,000	87,192
Paducah Electric Plant Board,
5.000%, 10/01/2026 (Insured by AGM)	450,000	518,927
		606,119	0.6%
Louisiana
Louisiana Public Facilities Authority,
5.000%, 07/01/2017	50,000	50,951	0.1%

Maine
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	295,000	305,800
4.000%, 11/15/2045 (Callable 11/15/2025)	625,000	660,731
		966,531	1.0%
Massachusetts
Eaton Vance Municipal Bond Fund II,
1.770%, 07/01/2019 (Callable 01/30/2017)(1)	150,000	150,019
Massachusetts Development Finance Agency,
5.000%, 07/01/2017	340,000	344,988
Town of Ashburnham MA,
4.250%, 07/01/2021 (Callable 07/01/2018)	700,000	726,131
		1,221,138	1.3%
Michigan
City of Detroit MI Sewage Disposal System Revenue,
5.000%, 07/01/2039 (Callable 07/01/2022)(Insured by AGM)	155,000	164,689
City of Detroit MI Water Supply System Revenue:
4.250%, 07/01/2018	100,000	104,004
5.250%, 07/01/2041 (Callable 07/01/2021)	50,000	53,306
City of Wyandotte MI Electric System Revenue,
5.000%, 10/01/2023 (Insured by BAM)	25,000	27,803
Hudsonville Public Schools,
4.000%, 05/01/2018 (Insured by Q-SBLF)	100,000	103,339
Lake Orion Community School District,
5.000%, 05/01/2025 (Insured By Q-SBLF)	1,635,000	1,914,879
Michigan Finance Authority:
5.500%, 06/01/2021 (Pre-refunded to 06/01/2017)	500,000	524,040
5.000%, 07/01/2034 (Callable 07/01/2025)	250,000	274,062
Saginaw City School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	210,000	242,945
Warren Consolidated Schools,
5.000%, 05/01/2025 (Insured by BAM)	300,000	350,868
Ypsilanti School District/MI,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	52,983
		3,812,918	3.9%
Minnesota
Minnesota Housing Finance Agency,
4.000%, 01/01/2047 (Callable 01/01/2026)	1,150,000	1,213,446
Western Minnesota Municipal Power Agency,
5.000%, 01/01/2033 (Callable 01/01/2024)	140,000	157,441
		1,370,887	1.4%
Mississippi
City of Jackson MS Water & Sewer System Revenue,
4.000%, 09/01/2018 (Insured by BAM)	250,000	259,510
Mississippi Business Finance Corp.,
0.740%, 11/01/2035 (Callable 01/03/2017)(Optional Put Date 01/31/2017)(1)	600,000	600,000
Mississippi Development Bank:
5.500%, 10/01/2019	550,000	592,938
6.750%, 12/01/2033 (Callable 12/01/2023)(Insured by AGM)	100,000	125,141
		1,577,589	1.6%
Missouri
County of Boone MO,
4.000%, 08/01/2019	250,000	261,830
Health & Educational Facilities Authority of the State of Missouri:
4.000%, 08/01/2018	100,000	102,142
4.000%, 08/01/2019	150,000	153,984
Missouri Development Finance Board,
2.000%, 04/01/2017	130,000	130,196
Missouri Housing Development Commission,
3.700%, 11/01/2035 (Callable 05/01/2025)	245,000	243,185
State of Missouri Environmental Improvement & Energy Resources Authority,
1.278%, 12/01/2022 (Callable 01/31/2017)(1)(2)	500,000	459,440
State of Missouri Housing Development Commission,
3.500%, 05/01/2041 (Callable 11/01/2025)	250,000	260,465
		1,611,242	1.6%
Montana
Montana Board of Housing,
3.600%, 12/01/2030 (Callable 06/01/2022)	505,000	499,536	0.5%

Nebraska
County of Buffalo NE:
4.000%, 12/15/2029 (Callable 09/13/2021)	200,000	212,552
4.000%, 12/15/2030 (Callable 09/13/2021)	250,000	265,007
4.000%, 12/15/2031 (Callable 09/13/2021)	300,000	316,518
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	150,000	159,716
		953,793	1.0%
Nevada
City of North Las Vegas NV:
2.000%, 12/01/2017	195,000	196,084
2.000%, 12/01/2018	195,000	196,018
Nevada Housing Division,
5.375%, 10/01/2039 (Callable 04/01/2019)	345,000	350,210
		742,312	0.8%
New Jersey
City of Newark NJ,
5.000%, 09/01/2017	100,000	102,319
Landis Sewage Authority,
2.544%, 09/19/2019 (1)(2)	150,000	143,665
New Jersey Economic Development Authority:
4.000%, 06/15/2017	375,000	378,596
5.000%, 06/15/2023 (Insured by BAM)	275,000	308,033
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025 (Insured by AGM)	200,000	227,372
4.500%, 11/15/2025 (Callable 11/15/2020)	150,000	160,802
5.000%, 07/01/2026 (Callable 07/01/2025)(Insured by AGM)	225,000	251,001
New Jersey Transportation Trust Fund Authority:
5.500%, 12/15/2017 (Insured by AGM)	185,000	191,009
5.250%, 12/15/2019	345,000	366,514
5.000%, 06/15/2021 (Callable 06/15/2018)	350,000	362,534
New Jersey Turnpike Authority,
5.000%, 01/01/2026 (Callable 01/01/2023)	500,000	570,915
		3,062,760	3.1%
New York
Build NYC Resource Corp.,
5.000%, 08/01/2023	200,000	227,270
City of New York NY:
0.620%, 10/01/2039	600,000	600,000
0.720%, 10/01/2039 (Optional Put Date 01/31/2017)(1)	600,000	600,000
City of New York NY Transitional Revenue:
0.620%, 11/01/2022	600,000	600,000
5.250%, 07/01/2029 (Callable 07/01/2023)	250,000	289,485
County of Nassau NY:
5.000%, 07/01/2022 (Callable 07/01/2018)(Insured by AGM)	95,000	100,355
5.000%, 07/01/2022 (Callable 07/01/2018)(Insured by AGM)	5,000	5,254
Metropolitan Transportation Authority:
5.000%, 11/15/2028 (Callable 05/15/2026)	1,000,000	1,163,920
0.650%, 11/01/2035	700,000	700,000
5.000%, 11/15/2038 (Callable 11/15/2023)	170,000	188,158
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046 (Callable 11/15/2019)	500,000	530,875
New York State Dormitory Authority,
5.000%, 07/01/2023	150,000	172,818
Niskayuna Central School District,
1.630%, 03/15/2019	165,000	163,160
Port Authority of New York & New Jersey,
5.000%, 09/01/2031 (Callable 09/01/2024)	250,000	288,772
		5,630,067	5.8%
North Carolina
City of Raleigh NC,
5.000%, 02/01/2021 (Pre-refunded to 02/01/2017)	200,000	200,600
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	150,000	167,160
North Carolina Medical Care Commission,
5.000%, 10/01/2019 (Callable 10/01/2017)	150,000	153,998
		521,758	0.5%
North Dakota
City of Hazen ND,
2.500%, 07/01/2017 (Callable 01/23/2017)	400,000	400,328
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/30/2017)	380,000	374,136
Jamestown Park District/ND,
2.900%, 07/01/2035 (Callable 01/17/2017)	1,000,000	921,080
North Dakota Housing Finance Agency,
3.500%, 07/01/2046 (Callable 01/01/2026)	500,000	516,850
Williston Parks & Recreation District,
3.250%, 03/01/2032 (Callable 01/17/2017)	75,000	74,401
		2,286,795	2.3%
Ohio
American Municipal Power, Inc.,
5.250%, 02/15/2027 (Callable 02/15/2022)	245,000	275,880
City of Bowling Green OH,
4.500%, 06/01/2019	150,000	155,988
City of Cleveland OH,
5.000%, 10/01/2023	430,000	498,297
City of Cleveland OH Airport System Revenue,
5.000%, 01/01/2025 (Insured by AGM)	100,000	116,117
City of Toledo OH,
4.000%, 12/01/2017 (Insured by AGM)	200,000	205,082
Clear Fork Valley Local School District,
4.000%, 12/01/2028 (Callable 12/01/2023)	200,000	217,856
Clermont County Port Authority,
5.000%, 12/01/2023 (Insured by BAM)	300,000	344,418
County of Crawford OH,
1.430%, 11/01/2017 (Callable 05/01/2017)	300,000	300,036
County of Licking OH:
4.000%, 12/01/2026 (Callable 12/01/2021)	105,000	113,538
4.000%, 12/01/2027 (Callable 12/01/2021)	60,000	64,763
4.000%, 12/01/2028 (Callable 12/01/2021)	250,000	269,485
4.000%, 12/01/2030 (Callable 12/01/2021)	290,000	311,347
Lancaster Port Authority,
1.033%, 08/01/2019 (Callable 02/01/2019)(1)	200,000	197,786
Montgomery County OH Hospital Revenue,
0.610%, 11/15/2039	800,000	800,000
Ohio Housing Finance Agency,
4.000%, 03/01/2047 (Callable 09/01/2025)	495,000	521,695
Ohio Turnpike & Infrastructure Commission,
0.000%, 02/15/2034 (Callable 02/15/2031)	540,000	490,304
State of Ohio,
5.000%, 11/15/2028 (Callable 05/15/2023)	225,000	258,885
Summit County Development Finance Authority,
3.000%, 05/15/2017	100,000	100,493
		5,241,970	5.4%
Oklahoma
Oklahoma City Industrial & Cultural Facilities Trust,
1.103%, 06/01/2019 (Callable 01/31/2017)(1)(2)	150,000	149,063
Oklahoma Water Resources Board,
5.000%, 10/01/2028 (Callable 10/01/2024)	180,000	212,033
		361,096	0.4%
Pennsylvania
Bethlehem Area School District,
5.000%, 10/15/2017	115,000	118,572
Bethlehem Parking Authority,
2.000%, 10/01/2018	250,000	252,392
New Castle Sanitation Authority,
2.000%, 06/01/2017 (Insured by BAM)	320,000	321,421
Northampton County General Purpose Authority,
2.120%, 08/15/2043 (Callable 02/15/2020)(Mandatory Tender Date 08/15/2020)(1)	65,000	65,317
Pennsylvania Housing Finance Agency,
3.500%, 10/01/2046 (Callable 10/01/2025)	545,000	564,702
Pennsylvania Turnpike Commission:
5.000%, 12/01/2023 (Pre-refunded to 12/01/2019)	200,000	219,526
0.000%, 12/01/2028	275,000	287,191
0.000%, 12/01/2030 (Callable 12/01/2027)	198,850	239,409
0.000%, 12/01/2030 (Callable 12/01/2027)	205,000	241,513
0.000%, 12/01/2038 (Callable 12/01/2028)	125,000	126,006
Reading School District,
5.000%, 02/01/2023	230,000	261,094
The School District of Philadelphia:
5.000%, 09/01/2017	100,000	102,200
5.000%, 09/01/2017	300,000	306,600
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020 (Insured by BAM)	125,000	133,397
		3,239,340	3.3%
Puerto Rico
Commonwealth of Puerto Rico:
4.700%, 07/01/2017	25,000	25,330
4.750%, 07/01/2018	60,000	61,545
5.500%, 07/01/2018	200,000	208,238
Puerto Rico Public Finance Corp.,
5.500%, 08/01/2027 (ETM)(Insured by AMBAC)	500,000	615,065
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
0.000%, 08/01/2042	195,000	46,841
		957,019	1.0%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	95,000	101,328
Rhode Island Housing & Mortgage Finance Corp./RI:
0.800%, 04/01/2044 (Callable 04/01/2017)(Mandatory Tender Date 10/01/2017)	75,000	74,813
1.050%, 10/01/2044 (Callable 10/01/2017)(Mandatory Tender Date 04/01/2018)	150,000	149,001
3.500%, 10/01/2046 (Callable 04/01/2025)	140,000	144,391
		469,533	0.5%
South Carolina
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	277,440
Scago Educational Facilities Corp. for Spartanburg School District No. 1,
2.000%, 06/01/2017	75,000	75,275
Scago Educational Facilities Corp. for Union School District,
5.000%, 12/01/2023 (Insured by BAM)	500,000	570,305
South Carolina Jobs-Economic Development Authority,
6.500%, 08/01/2039 (Callable 08/01/2021)(Insured by AGM)	60,000	70,081
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023 (Insured by BAM)	200,000	229,342
University of South Carolina,
5.000%, 05/01/2023	140,000	162,567
		1,385,010	1.4%
South Dakota
South Dakota Health & Educational Facilities Authority,
5.000%, 09/01/2028 (Callable 09/01/2020)	325,000	356,187	0.4%

Tennessee
Knox County Health Educational & Housing Facility Board,
5.000%, 01/01/2026 (Callable 01/01/2023)	145,000	161,460
Metropolitan Government Nashville & Davidson County Revenue,
1.550%, 11/15/2030 (Mandatory Tender Date 11/03/2020)	250,000	244,875
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	50,000	55,773
Tennessee Housing Development Agency:
4.000%, 07/01/2043 (Callable 01/01/2023)	80,000	82,701
4.000%, 07/01/2045 (Callable 01/01/2025)	210,000	220,624
		765,433	0.8%
Texas
Allen Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	350,000	408,138
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028 (Callable 08/15/2026)(PSF Guaranteed)	250,000	269,002
4.000%, 08/15/2029 (Callable 08/15/2026)(PSF Guaranteed)	200,000	213,484
City of Round Rock TX:
4.000%, 12/01/2022	280,000	304,203
4.000%, 12/01/2024	205,000	223,397
Clifton Higher Education Finance Corp.,
5.000%, 08/15/2018	180,000	188,986
Crane County Water District,
5.000%, 02/15/2023	250,000	286,582
Culberson County-Allamoore Independent School District,
4.000%, 02/15/2036 (Callable 08/15/2022)(PSF Guaranteed)	200,000	206,802
Dallas County Flood Control District No. 1,
5.000%, 04/01/2017	250,000	251,490
Grand Parkway Transportation Corp.,
0.000%, 10/01/2048 (Callable 10/01/2028)	50,000	41,378
Harris County Cultural Education Facilities Finance Corp.:
5.000%, 12/01/2026 (Callable 12/01/2024)	100,000	117,204
5.000%, 12/01/2035 (Callable 12/01/2022)	350,000	382,266
Harris County Municipal Utility District No. 390:
2.000%, 04/01/2018 (Insured by BAM)	140,000	140,872
2.000%, 04/01/2019 (Insured by BAM)	375,000	373,365
Harris County Municipal Utility District No. 419,
3.000%, 09/01/2017 (Insured by AGM)	200,000	202,474
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028 (Callable 09/01/2023)(Insured by BAM)	250,000	263,275
Leander Independent School District,
0.000%, 08/15/2046 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	125,000	31,354
Lower Colorado River Authority,
5.000%, 05/15/2023	200,000	231,140
Mesquite Independent School District,
5.000%, 08/15/2029 (Callable 08/15/2025)(PSF Guaranteed)	500,000	584,055
Millsap Independent School District,
0.000%, 02/15/2018 (Callable 11/01/2025)	125,000	122,604
New Hope Cultural Education Facilities Finance Corp.:
1.000%, 02/01/2018 (Callable 08/01/2017)	200,000	198,384
3.000%, 07/01/2019	125,000	125,927
4.000%, 04/01/2020	175,000	183,279
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	116,497
5.000%, 01/01/2033	675,000	767,563
0.000%, 09/01/2043 (Callable 09/01/2031)	275,000	274,018
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	100,000	112,247
Siena Municipal Utility District No. 1,
2.250%, 09/01/2018 (Insured by BAM)	75,000	76,212
Spring Meadows Municipal Utility District,
4.000%, 09/01/2028 (Callable 09/01/2023)	290,000	314,105
Tarrant County Cultural Education Facilities Finance Corp.,
2.100%, 11/15/2017	200,000	199,814
Texas Municipal Gas Acquisition & Supply Corp. II,
1.346%, 09/15/2017 (1)	55,000	54,995
Texas Municipal Gas Acquisition & Supply Corp. III,
5.000%, 12/15/2026 (Callable 12/15/2022)	190,000	202,441
Trophy Club Public Improvement District No. 1,
0.000%, 06/01/2017 (Insured by AGM)	370,000	368,402
Viridian Municipal Management District,
6.000%, 12/01/2035 (Callable 12/01/2024)(Insured by BAM)	250,000	303,410
Washington County Junior College District,
5.000%, 10/01/2028 (Callable 04/01/2026)(Insured by BAM)	500,000	582,780
		8,722,145	8.9%
Utah
Salt Lake County Housing Authority,
1.100%, 02/01/2017	125,000	124,999
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)	485,000	509,977
Utah Transit Authority,
0.000%, 06/15/2026 (Pre-refunded to 06/15/2017)	100,000	63,967
		698,943	0.7%
Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	400,000	430,388	0.4%

Washington
Central Puget Sound Regional Transit Authority,
1.420%, 11/01/2045 (Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(1)	250,000	250,037
City of Tacoma WA Solid Waste Utility Revenue,
5.000%, 12/01/2027 (Callable 06/01/2026)	400,000	474,496
State of Washington,
5.000%, 02/01/2038 (Callable 02/01/2024)	645,000	724,890
		1,449,423	1.5%
Wisconsin
State of Wisconsin,
5.000%, 05/01/2029 (Callable 05/01/2024)	350,000	405,412
Waukesha Housing Authority,
1.800%, 12/01/2042 (Callable 12/30/2016)(Optional Put Date 01/06/2017)(1)	230,000	230,000
West Allis West Milwaukee School District:
3.000%, 04/01/2019	130,000	129,521
4.000%, 04/01/2024 (Insured by AGM)	180,000	187,929
Wisconsin Center District:
5.000%, 12/15/2028 (Callable 06/15/2026)	125,000	145,874
5.000%, 12/15/2030 (Callable 12/15/2022)	395,000	423,037
4.000%, 12/15/2033 (Callable 06/15/2026)	125,000	128,366
Wisconsin Health & Educational Facilities Authority:
5.000%, 09/01/2018 (Callable 09/01/2017)	175,000	178,489
5.000%, 07/01/2023	165,000	183,709
5.000%, 07/01/2024	250,000	281,173
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	55,845
5.000%, 12/15/2030 (Callable 12/15/2024)	350,000	396,767
5.000%, 09/15/2037 (Callable 09/15/2022)	250,000	258,613
5.250%, 10/15/2039 (Callable 10/15/2021)	260,000	283,187
Wisconsin State General Fund,
6.000%, 05/01/2036	160,000	175,904
		3,463,826	3.5%
Total Municipal Bonds (Cost $96,439,654)		95,581,449	97.8%

SHORT-TERM INVESTMENT
Money Market Mutual Fund	Shares
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.43% «	1,459,565	1,459,565
Total Short-Term Investment (Cost $1,459,565)		1,459,565	1.5%
Total Investments (Cost $97,899,219)		97,041,014	99.3%
Other Assets in Excess of Liabilities		663,480	0.7%
TOTAL NET ASSETS		$97,704,494	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
CIFG	CIFG Assurance North America, Inc.
ETM	Escrowed to Maturity
NPFGC	National Public Finance Guarantee Corp.
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable or Floating rate security. Floating rate securities are securities whose yields vary with a designated index rate. These securities' rates are as of December 31, 2016.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
«	7-Day Yield

[LOGO OMITTED]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the financial statements of Baird Funds, Inc. (including the Baird LargeCap Fund, Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, Chautauqua Global Growth Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund) (the Funds) as of December 31, 2016 and for the year then ended and have issued our reports thereon dated February 27, 2017, which reports are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audits included an audit of Baird Funds, Inc.’s schedules of investments in securities (the Schedules) as of December 31, 2016 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. In our opinion, the Schedules referred to above, when considered in relation to the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Chicago, Illinois
March 9, 2017

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

(b)  Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2017

By:          /s/Terrance Maxwell
Terrance Maxwell, Treasurer

Date:       March 9, 2017